UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2016 through December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2016 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholder,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

“We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.”

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

U.S. equity investments generally continued to outperform both other developed markets and emerging markets during the second half of 2016. Rebounding in the wake of the U.K.’s vote to exit from the European Union, the Standard & Poor’s 500 (the “S&P 500”) reached new closing highs in July and August. Global oil prices also continued to rise during the reporting period and reached 15-month highs in advance of the November 30th meeting of the Organization of Petroleum Exporting Countries.

Meanwhile, the November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. The U.S. equity market recovered within a day and in the following weeks. The S&P 500 surpassed 2,200 points for the first time and reached eight new closing highs by the end of 2016. The Dow Jones Industrial Average surpassed 19,000 points for the first time and reached 17 new closing highs between the election and the end of the year. In particular, energy, pharmaceutical and financial sector stocks generally rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

During the reporting period, value stocks generally outperformed growth stocks and small-cap and mid-cap stocks outperformed large cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors. For the six months ended December 31, 2016, the Russell 2000 Index returned 18.68%.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	12.32%
Russell 2000 Growth Index	13.12%

Net Assets as of 12/31/16 (In Thousands)	$148,716

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in both the materials & processing and technology sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acadia Healthcare Co., Novadaq Technologies and TherapeuticsMD Inc. Shares of Acadia Healthcare, an operator of inpatient psychiatric and substance abuse treatment centers that was not held in the Benchmark, fell after the company forecast lower-than-expected earnings and revenue. Novadaq Technologies, a manufacturer of surgical imaging products not held in the benchmark, fell amid negative investor sentiment for high growth companies. Shares of TherapeuticsMD, a drug maker, fell early in the reporting period after the company reported lower-than-expected sales and earnings.

Leading individual contributors to relative performance included the Fund’s overweight positions in Texas Capital Bancshares Inc., Evercore Partners Inc. and Cavium Inc. Shares of Texas Capital Bancshares, a U.S. regional bank, rose amid a recovery in oil prices and better-than-expected earnings. Shares of Evercore Partners, an investment management company, rose on better-than-expected earnings. Shares of Cavium, a maker of semiconductors for the telecommunications industry, rose on better-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals.

The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cavium, Inc.	1.7%
2.	Evercore Partners, Inc., Class A	1.7
3.	John Bean Technologies Corp.	1.5
4.	Boyd Gaming Corp.	1.5
5.	Take-Two Interactive Software, Inc.	1.5
6.	RE/MAX Holdings, Inc., Class A	1.5
7.	Littelfuse, Inc.	1.5
8.	Texas Capital Bancshares, Inc.	1.5
9.	Masonite International Corp.	1.4
10.	Monolithic Power Systems, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.7%
Health Care	21.2
Industrials	17.4
Consumer Discretionary	14.2
Financials	6.6
Consumer Staples	4.4
Real Estate	2.7
Materials	2.4
Energy	2.0
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge**		6.42%	2.22%	10.38%	5.48%
Without Sales Charge		12.32	7.86	11.57	6.05
CLASS C SHARES	January 7, 1998
With CDSC***		11.05	6.30	11.02	5.48
Without CDSC		12.05	7.30	11.02	5.48
SELECT CLASS SHARES	April 5, 1999	12.46	8.12	11.89	6.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell

2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)* (1)	20.97%
Russell 2000 Index	18.68%

Net Assets as of 12/31/2016 (In Thousands)	$190,528

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the consumer cyclical and industrial cyclical sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and real estate investment trusts sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nutanix Inc., Unisys Corp. and Barrett Business Services Inc. Shares of Nutanix, a provider of so-called cloud computing technology, rose following its September 2016 initial public offering. Shares of Unisys, an information technology company, rose on better-than-expected earnings. Barrett Business Services, a provider of business management services, rose after the company announced it would maintain its quarterly dividend payment rate.

Leading individual detractors from relative performance included the Fund’s overweight positions in Firstcash Inc., First Solar Inc. and Vectrus Inc. Shares of FirstCash, an operator of pawn shops, fell after the company reported a third-quarter loss. Shares of First Solar, a provider of solar energy systems, fell after the company reported that lower prices for solar panels would hurt revenue. Shares of Vectrus, a logistics provider to the U.S. military, fell after the U.S. government declined to renew a large contract with the company.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sanmina Corp.	1.2%
2.	TCF Financial Corp.	1.0
3.	Trinseo SA	1.0
4.	East West Bancorp, Inc.	1.0
5.	Barrett Business Services, Inc.	1.0
6.	SkyWest, Inc.	1.0
7.	General Cable Corp.	1.0
8.	Huntington Bancshares, Inc.	1.0
9.	Global Brass & Copper Holdings, Inc.	1.0
10.	Insight Enterprises, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.8%
Industrials	18.8
Information Technology	17.2
Health Care	12.4
Consumer Discretionary	9.4
Real Estate	7.5
Materials	4.1
Energy	3.6
Utilities	3.2
Consumer Staples	2.8
Telecommunication Services	0.8
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
(1)	On September 15, 2016, the Fund’s Select Class Shares were re-designated and renamed as Class R5 Shares.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge**		14.36%	13.72%	15.06%	6.89%
Without Sales Charge		20.69	20.04	16.30	7.47
CLASS C SHARES	May 31, 2016
With CDSC***		19.40	18.70	16.24	7.44
Without CDSC		20.40	19.70	16.24	7.44
CLASS R5 SHARES (FORMERLY SELECT CLASS SHARES)	January 1, 1997	20.97	20.37	16.37	7.50
CLASS R6 SHARES	May 31, 2016	21.02	20.42	16.38	7.50

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares, formerly named the Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R5 Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	12.80%
Russell 2000 Index	18.68%

Net Assets as of 12/31/2015 (In Thousands)	$5,858,356

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection and underweight position in the technology sector and its security selection in the financials sector were leading detractors from relative performance. The Fund’s security selection in the health care and producer durables sectors was a leading contributor to performance relative to the Benchmark.

Leading individual detractors from relative performance included the Fund’s overweight positions in Crocs Inc., Aptargroup Inc. and National Retail Properties Inc. Shares of Crocs, a footwear maker, fell on weaker-than-expected earnings. Shares of Aptargroup, a packaging products maker that was not held in the Benchmark, fell on lower-than-expected earnings. Shares of National Retail Properties, a real estate investment trust, fell after the company’s chief executive announced his retirement.

Leading individual contributors to relative performance included the Fund’s overweight positions in NetSuite Inc., Associated Banc-Corp. and First Horizon National Co. Shares of NetSuite, a software maker not held in the Benchmark, rose ahead of the company’s $9.3 billion acquisition by Oracle Corp. Shares of Associated Banc, a financial services company not held in the Benchmark, rose amid investor expectations of an improved business environment for the financials sector. Shares of First Horizon National, a Tennessee-based regional bank that was not held in the Benchmark, rose along with other regional banks on investor expectations that rising interest rates in the U.S. would lift banking revenues.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toro Co. (The)	2.8%
2.	AptarGroup, Inc.	2.0
3.	Spectrum Brands Holdings, Inc.	1.8
4.	Pool Corp.	1.8
5.	West Pharmaceutical Services, Inc.	1.7
6.	Patterson-UTI Energy, Inc.	1.6
7.	Landstar System, Inc.	1.5
8.	HealthSouth Corp.	1.5
9.	Allison Transmission Holdings, Inc.	1.5
10.	Brinker International, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	19.2%
Financials	17.2
Consumer Discretionary	14.9
Health Care	12.1
Information Technology	9.1
Real Estate	6.2
Materials	5.5
Energy	4.2
Consumer Staples	3.9
Utilities	2.6
Mutual Funds	1.1
Short-Term Investment	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge**		6.88%	15.38%	14.14%	9.53%
Without Sales Charge		12.80	21.77	15.38	10.12
CLASS C SHARES	February 19, 2005
With CDSC***		11.50	20.20	14.81	9.58
Without CDSC		12.50	21.20	14.81	9.58
CLASS R2 SHARES	November 3, 2008	12.66	21.50	15.09	9.90
CLASS R3 SHARES	September 9, 2016	12.82	21.79	15.38	10.13
CLASS R4 SHARES	September 9, 2016	12.97	22.15	15.72	10.45
CLASS R5 SHARES	May 15, 2006	13.09	22.40	15.96	10.68
CLASS R6 SHARES	May 31, 2016	13.12	22.43	15.96	10.68
SELECT CLASS SHARES	May 7, 1996	12.97	22.15	15.72	10.45

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2006 to December 31,

2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	12.14%
Russell 2000 Growth Index	13.12%

Net Assets as of 12/31/2016 (In Thousands)	$1,084,059

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the materials & processing sector and the technology sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acadia Healthcare Co., Evolent Health Inc. and TherapeuticsMD Inc. Shares of Acadia Healthcare, an operator of inpatient psychiatric and substance abuse treatment centers that was not held in the Benchmark, fell after the company forecast lower-than-expected earnings and revenue. Shares of Evolent Health, a health care data systems provider not held in the Benchmark, fell amid investor expectations that federal health care policy would be less supportive of the company’s business model. Shares of TherapeuticsMD, a drug maker, fell early in the reporting period after the company reported lower-than-expected sales and earnings.

Leading individual contributors to relative performance included the Fund’s overweight positions in Texas Capital Bancshares Inc., Evercore Partners Inc. and Cavium Inc. Shares of Texas Capital Bancshares, a U.S. regional bank, rose amid a recovery in oil prices and better-than-expected earnings. Shares of Evercore Partners, an investment management company, rose on better-than-expected earnings. Shares of Cavium, a maker of semiconductors for the telecommunications industry, rose on better-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals.

The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cavium, Inc.	1.7%
2.	Evercore Partners, Inc., Class A	1.6
3.	John Bean Technologies Corp.	1.5
4.	Boyd Gaming Corp.	1.5
5.	Take-Two Interactive Software, Inc.	1.5
6.	RE/MAX Holdings, Inc., Class A	1.5
7.	Littelfuse, Inc.	1.5
8.	Texas Capital Bancshares, Inc.	1.5
9.	Masonite International Corp.	1.4
10.	Monolithic Power Systems, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.7%
Health Care	21.0
Industrials	17.4
Consumer Discretionary	14.2
Financials	6.5
Consumer Staples	4.3
Real Estate	2.7
Materials	2.4
Energy	1.9
Short-Term Investment	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge**		6.28%	2.13%	10.61%	6.56%
Without Sales Charge		12.14	7.80	11.80	7.14
CLASS C SHARES	November 4, 1997
With CDSC***		10.88	6.26	11.25	6.56
Without CDSC		11.88	7.26	11.25	6.56
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	February 19, 2005	12.33	8.16	12.23	7.56
CLASS R2 SHARES	November 3, 2008	11.90	7.47	11.53	6.87
CLASS R5 SHARES	September 9, 2016	12.33	8.16	12.23	7.56
CLASS R6 SHARES	November 30, 2010	12.40	8.34	12.36	7.62
SELECT CLASS SHARES	March 26, 1996	12.21	8.04	12.08	7.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expense between classes.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	22.32%
Russell 2000 Value Index	24.19%

Net Assets as of 12/31/2016 (In Thousands)	$2,103,134

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the utilities and insurance sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer cyclical and software & services sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Abercrombie & Fitch Co., USA Truck Inc. and Cypress Semiconductor Corp. Shares of Abercrombie & Fitch, a specialty apparel retailer, declined following weak earnings results due to poor performance at flagship stores. Shares of USA Truck, a transport carrier company, fell on continued quarterly losses and low sales growth. Shares of Cypress Semiconductor, a maker of computer chips that was not held in the Benchmark, fell on investor concerns about elevated debt levels and low operating margins.

Leading individual contributors to relative performance included the Fund’s overweight positions in Unisys Corp., Rex American Resources Corp. and Pier 1 Imports Inc. Shares of Unisys, an information technology provider, rose on better-than-expected earnings. Shares of Rex American Resources, an ethanol producer, rose on expectations that it will benefit from the policies of the incoming U.S. Congress. Shares of Pier 1 Imports, a home décor retailer, rose on better-than-expected sales and signs of a turnaround in its business.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Westamerica Bancorp	1.1%
2.	EMCOR Group, Inc.	1.1
3.	Benchmark Electronics, Inc.	1.1
4.	DigitalGlobe, Inc.	1.0
5.	ACCO Brands Corp.	1.0
6.	REX American Resources Corp.	1.0
7.	FTI Consulting, Inc.	0.9
8.	Primerica, Inc.	0.9
9.	FCB Financial Holdings, Inc., Class A	0.9
10.	Cooper Tire & Rubber Co.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.4%
Industrials	15.2
Information Technology	10.7
Real Estate	9.4
Consumer Discretionary	8.3
Utilities	5.7
Energy	5.1
Health Care	4.6
Materials	4.1
Consumer Staples	2.2
Telecommunication Services	0.5
Short-Term Investment	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge**		15.76%	23.03%	14.06%	6.52%
Without Sales Charge		22.20	29.86	15.30	7.10
CLASS C SHARES	March 22, 1999
With CDSC***		20.84	28.09	14.59	6.45
Without CDSC		21.84	29.09	14.59	6.45
CLASS R2 SHARES	November 3, 2008	22.04	29.50	15.01	6.83
CLASS R3 SHARES	September 9, 2016	22.19	29.85	15.29	7.08
CLASS R4 SHARES	September 9, 2016	22.32	30.14	15.57	7.35
CLASS R5 SHARES	May 15, 2006	22.41	30.30	15.69	7.47
CLASS R6 SHARES	February 22, 2005	22.51	30.48	15.79	7.53
SELECT CLASS SHARES	January 27, 1995	22.32	30.14	15.58	7.36

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R4 Shares prior to their inception date are based on the performance of the Select Class Shares. Returns for the Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)* (1)	19.46%
Russell 2000 Index	18.68%

Net Assets as of 12/31/2016 (In Thousands)	$1,700,886

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s L Class Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the software & services sector and the semiconductor sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health services & systems sector and the financial services sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Rex American Resources Corp., InvenSense Inc. and Nutanix Inc. Shares of Rex American Resources, an ethanol producer, rose on expectations that it will benefit from the policies of the incoming U.S. Congress. Shares of InvenSense, a maker of motion tracking systems and gyroscopes for consumer electronics, rose after the company agreed to a $1.3 billion takeover by TDK Corp. Shares of Nutanix, a provider of so-called cloud computing technology, rose following its September 2016 initial public offering of stock.

Leading individual detractors from relative performance included the Fund’s underweight positions in Community Health Systems Inc. and its overweight positions in Huron Consulting Group Inc. and GNC Holdings Inc. Shares of Community Health Systems, a hospitals operator, rose on the company’s divestiture of some of its businesses. Shares of Huron Consulting Group, a provider of management consulting, fell following declining revenue from its health care business. Shares of GNC Holdings, a retailer of health supplements, fell after the company reported a larger-than-expected decline in earnings.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive lev-

els. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	FCB Financial Holdings, Inc., Class A	1.3%
2.	Take-Two Interactive Software, Inc.	1.2
3.	REX American Resources Corp.	1.2
4.	Children’s Place, Inc. (The)	1.2
5.	DigitalGlobe, Inc.	1.2
6.	ACCO Brands Corp.	1.1
7.	InvenSense, Inc.	1.1
8.	Aspen Technology, Inc.	1.1
9.	Cooper Tire & Rubber Co.	1.1
10.	InterDigital, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.4%
Information Technology	17.9
Industrials	16.0
Health Care	12.7
Consumer Discretionary	10.9
Real Estate	6.8
Energy	3.8
Materials	3.7
Utilities	3.2
Consumer Staples	2.7
Telecommunication Services	0.7
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
(1)	On December 1, 2016, the Fund’s Institutional Class Shares were re-designated and renamed Class L Shares.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge**		12.96%	13.96%	15.03%	7.23%
Without Sales Charge		19.24	20.28	16.28	7.80
CLASS C SHARES	November 1, 2007
With CDSC***		17.95	18.61	15.69	7.32
Without CDSC		18.95	19.61	15.69	7.32
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	November 4, 1993	19.46	20.71	16.78	8.27
CLASS R2 SHARES	November 1, 2011	19.09	19.90	15.99	7.67
CLASS R3 SHARES	September 9, 2016	19.24	20.28	16.28	7.80
CLASS R4 SHARES	September 9, 2016	19.39	20.56	16.58	8.07
CLASS R5 SHARES	September 9, 2016	19.47	20.72	16.78	8.27
CLASS R6 SHARES	November 1, 2011	19.53	20.87	16.86	8.31
SELECT CLASS SHARES	September 10, 2001	19.37	20.55	16.58	8.07

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R4 Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Select Class Shares.

Returns for Class R2 and R3 Shares prior to their inception date are based on the performance of the Class A Shares from November 1, 2007 to October 31, 2011 and the performance of Select Class Shares prior to November 1, 2007. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares and Select Class Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have similar expenses to Class A Shares and higher expenses than Select Class Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	Consumer Discretionary — 14.3%
	Distributors — 1.1%
15	Pool Corp.	1,614

	Hotels, Restaurants & Leisure — 3.8%
113	Boyd Gaming Corp. (a)	2,288
36	Texas Roadhouse, Inc.	1,742
10	Vail Resorts, Inc.	1,649

		5,679

	Household Durables — 0.6%
81	TRI Pointe Group, Inc. (a)	932

	Internet & Direct Marketing Retail — 0.9%
36	Wayfair, Inc., Class A (a)	1,269

	Multiline Retail — 1.0%
52	Ollie’s Bargain Outlet Holdings, Inc. (a)	1,474

	Specialty Retail — 5.1%
19	Burlington Stores, Inc. (a)	1,642
20	Lithia Motors, Inc., Class A	1,971
18	Monro Muffler Brake, Inc.	1,004
17	Penske Automotive Group, Inc.	903
37	Tailored Brands, Inc.	940
56	Tile Shop Holdings, Inc. (a)	1,091

		7,551

	Textiles, Apparel & Luxury Goods — 1.8%
25	G-III Apparel Group Ltd. (a)	729
37	Kate Spade & Co. (a)	688
61	Wolverine World Wide, Inc.	1,333

		2,750

	Total Consumer Discretionary	21,269

	Consumer Staples — 4.4%
	Food & Staples Retailing — 2.4%
12	Casey’s General Stores, Inc.	1,428
48	Performance Food Group Co. (a)	1,148
49	Sprouts Farmers Market, Inc. (a)	924

		3,500

	Food Products — 1.2%
96	Freshpet, Inc. (a)	976
23	Snyder’s-Lance, Inc.	866

		1,842

	Personal Products — 0.8%
39	elf Beauty, Inc. (a)	1,139

	Total Consumer Staples	6,481

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.9%
	Oil, Gas & Consumable Fuels — 1.9%
30	Delek US Holdings, Inc.	724
10	Diamondback Energy, Inc. (a)	1,038
25	RSP Permian, Inc. (a)	1,122

	Total Energy	2,884

	Financials — 6.6%
	Banks — 2.2%
7	Signature Bank (a)	1,061
28	Texas Capital Bancshares, Inc. (a)	2,188

		3,249

	Capital Markets — 3.7%
36	Evercore Partners, Inc., Class A	2,466
46	Financial Engines, Inc.	1,707
125	PennantPark Investment Corp.	960
40	WisdomTree Investments, Inc.	445

		5,578

	Thrifts & Mortgage Finance — 0.7%
34	BofI Holding, Inc. (a)	969

	Total Financials	9,796

	Health Care — 21.3%
	Biotechnology — 9.2%
23	ACADIA Pharmaceuticals, Inc. (a)	676
26	Acceleron Pharma, Inc. (a)	655
33	Axovant Sciences Ltd. (a)	415
55	Bellicum Pharmaceuticals, Inc. (a)	746
41	Coherus Biosciences, Inc. (a)	1,141
68	Exact Sciences Corp. (a)	912
29	FibroGen, Inc. (a)	620
96	Halozyme Therapeutics, Inc. (a)	950
64	Ignyta, Inc. (a)	337
53	Insmed, Inc. (a)	701
24	Kite Pharma, Inc. (a)	1,081
18	Neurocrine Biosciences, Inc. (a)	684
37	Portola Pharmaceuticals, Inc. (a)	838
33	REGENXBIO, Inc. (a)	605
25	Sage Therapeutics, Inc. (a)	1,260
17	Spark Therapeutics, Inc. (a)	871
9	Ultragenyx Pharmaceutical, Inc. (a)	598
38	Versartis, Inc. (a)	568

		13,658

	Health Care Equipment & Supplies — 4.6%
140	GenMark Diagnostics, Inc. (a)	1,710
29	Insulet Corp. (a)	1,089

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — continued
64	K2M Group Holdings, Inc. (a)	1,284
19	Nevro Corp. (a)	1,365
170	Novadaq Technologies, Inc., (Canada) (a)	1,205
58	Unilife Corp. (a)	133

		6,786

	Health Care Providers & Services — 3.2%
42	Acadia Healthcare Co., Inc. (a)	1,405
36	Surgical Care Affiliates, Inc. (a)	1,661
13	WellCare Health Plans, Inc. (a)	1,755

		4,821

	Health Care Technology — 1.6%
84	Evolent Health, Inc., Class A (a)	1,250
30	Veeva Systems, Inc., Class A (a)	1,204

		2,454

	Pharmaceuticals — 2.7%
89	Horizon Pharma plc (a)	1,443
49	Nektar Therapeutics (a)	597
43	Revance Therapeutics, Inc. (a)	894
185	TherapeuticsMD, Inc. (a)	1,068

		4,002

	Total Health Care	31,721

	Industrials — 17.5%
	Aerospace & Defense — 2.2%
26	HEICO Corp.	1,973
27	Hexcel Corp.	1,368

		3,341

	Air Freight & Logistics — 0.7%
25	XPO Logistics, Inc. (a)	1,084

	Building Products — 5.4%
52	Advanced Drainage Systems, Inc.	1,077
21	Fortune Brands Home & Security, Inc.	1,112
11	Lennox International, Inc.	1,725
32	Masonite International Corp. (a)	2,075
31	Trex Co., Inc. (a)	2,000

		7,989

	Commercial Services & Supplies — 0.8%
55	Advanced Disposal Services, Inc. (a)	1,224

	Industrial Conglomerates — 0.7%
10	Carlisle Cos., Inc.	1,069

	Machinery — 4.2%
20	Graco, Inc.	1,637
27	John Bean Technologies Corp.	2,293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
12	Middleby Corp. (The) (a)	1,515
12	Oshkosh Corp.	754

		6,199

	Road & Rail — 1.1%
19	Old Dominion Freight Line, Inc. (a)	1,598

	Trading Companies & Distributors — 2.4%
28	H&E Equipment Services, Inc.	660
48	Rush Enterprises, Inc., Class A (a)	1,522
9	Watsco, Inc.	1,347

		3,529

	Total Industrials	26,033

	Information Technology — 27.9%
	Communications Equipment — 1.0%
37	Ciena Corp. (a)	901
35	Quantenna Communications, Inc. (a)	628

		1,529

	Electronic Equipment, Instruments & Components — 1.5%
15	Littelfuse, Inc.	2,229

	Internet Software & Services — 9.4%
46	2U, Inc. (a)	1,373
34	Benefitfocus, Inc. (a)	997
33	Cornerstone OnDemand, Inc. (a)	1,416
7	CoStar Group, Inc. (a)	1,346
51	Envestnet, Inc. (a)	1,791
52	GoDaddy, Inc., Class A (a)	1,832
45	GrubHub, Inc. (a)	1,674
38	Instructure, Inc. (a)	751
21	Nutanix, Inc., Class A (a)	567
35	Shopify, Inc., (Canada), Class A (a)	1,516
24	Trade Desk, Inc. (The), Class A (a)	670

		13,933

	Semiconductors & Semiconductor Equipment — 7.3%
67	Advanced Micro Devices, Inc. (a)	758
41	Cavium, Inc. (a)	2,548
39	Inphi Corp. (a)	1,727
40	MACOM Technology Solutions Holdings, Inc. (a)	1,832
31	MKS Instruments, Inc.	1,856
25	Monolithic Power Systems, Inc.	2,057

		10,778

	Software — 8.4%
45	Atlassian Corp. plc, (Australia), Class A (a)	1,089
26	Guidewire Software, Inc. (a)	1,275

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
23	HubSpot, Inc. (a)	1,102
22	Imperva, Inc. (a)	831
21	Paycom Software, Inc. (a)	944
20	Proofpoint, Inc. (a)	1,393
79	RingCentral, Inc., Class A (a)	1,618
46	Take-Two Interactive Software, Inc. (a)	2,269
5	Tyler Technologies, Inc. (a)	724
60	Zendesk, Inc. (a)	1,266

		12,511

	Technology Hardware, Storage & Peripherals — 0.3%
59	Nimble Storage, Inc. (a)	469

	Total Information Technology	41,449

	Materials — 2.4%
	Construction Materials — 2.4%
21	Eagle Materials, Inc.	2,034
66	Summit Materials, Inc., Class A (a)	1,577

	Total Materials	3,611

	Real Estate — 2.7%
	Equity Real Estate Investment Trusts (REITs) — 1.2%
31	CubeSmart	827
20	Highwoods Properties, Inc.	1,002

		1,829

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 1.5%
40	RE/MAX Holdings, Inc., Class A	2,246

	Total Real Estate	4,075

	Total Common Stocks (Cost $101,763)	147,319

Short-Term Investment — 1.5%
	Investment Company — 1.5%
2,158	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $2,158)	2,158

	Total Investments — 100.5% (Cost $103,921)	149,477
	Liabilities in Excess of Other Assets — (0.5)%	(761)

	NET ASSETS — 100.0%	$148,716

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.4%
	Consumer Discretionary — 9.4%
	Auto Components — 2.7%
57	American Axle & Manufacturing Holdings, Inc. (a)	1,103
41	Cooper Tire & Rubber Co.	1,574
17	Cooper-Standard Holdings, Inc. (a)	1,742
9	Dana, Inc.	167
16	Horizon Global Corp. (a)	388
2	Stoneridge, Inc. (a)	35
5	Tower International, Inc.	143

		5,152

	Diversified Consumer Services — 0.3%
2	Capella Education Co.	160
21	K12, Inc. (a)	358

		518

	Hotels, Restaurants & Leisure — 1.4%
94	Bloomin’ Brands, Inc.	1,701
7	DineEquity, Inc.	547
1	Jack in the Box, Inc.	56
16	Ruth’s Hospitality Group, Inc.	289

		2,593

	Household Durables — 0.9%
14	Helen of Troy Ltd. (a)	1,164
3	Libbey, Inc.	50
19	Lifetime Brands, Inc.	342
2	NACCO Industries, Inc., Class A	165

		1,721

	Internet & Direct Marketing Retail — 0.1%
20	Liberty TripAdvisor Holdings, Inc., Class A (a)	296

	Leisure Products — 0.1%
8	Acushnet Holdings Corp. (a)	166

	Media — 0.5%
7	Gray Television, Inc. (a)	79
3	Nexstar Broadcasting Group, Inc., Class A	204
22	Sinclair Broadcast Group, Inc., Class A	747

		1,030

	Specialty Retail — 3.1%
27	Caleres, Inc.	886
18	Cato Corp. (The), Class A	535
18	Children’s Place, Inc. (The)	1,767
18	Express, Inc. (a)	195
339	Office Depot, Inc.	1,532
64	Rent-A-Center, Inc.	716
2	Tailored Brands, Inc.	51

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
13	Tilly’s, Inc., Class A (a)	178

		5,860

	Textiles, Apparel & Luxury Goods — 0.3%
13	Movado Group, Inc.	385
9	Perry Ellis International, Inc. (a)	227

		612

	Total Consumer Discretionary	17,948

	Consumer Staples — 2.8%
	Food & Staples Retailing — 1.0%
37	SpartanNash Co.	1,478
38	SUPERVALU, Inc. (a)	178
11	US Foods Holding Corp. (a)	291
1	Village Super Market, Inc., Class A	27

		1,974

	Food Products — 1.3%
34	Dean Foods Co.	741
27	Pilgrim’s Pride Corp.	522
4	Pinnacle Foods, Inc.	199
6	Post Holdings, Inc. (a)	474
3	Sanderson Farms, Inc.	302
2	TreeHouse Foods, Inc. (a)	166

		2,404

	Household Products — 0.4%
24	Central Garden & Pet Co., Class A (a)	738

	Personal Products — 0.1%
3	elf Beauty, Inc. (a)	98
2	USANA Health Sciences, Inc. (a)	97

		195

	Total Consumer Staples	5,311

	Energy — 3.7%
	Energy Equipment & Services — 1.5%
31	Archrock, Inc.	404
60	Atwood Oceanics, Inc. (a)	782
2	Helix Energy Solutions Group, Inc. (a)	21
13	Matrix Service Co. (a)	304
6	PHI, Inc. (Non-Voting) (a)	116
3	Pioneer Energy Services Corp. (a)	20
35	RigNet, Inc. (a)	815
48	Seadrill Ltd., (United Kingdom) (a)	163
13	Superior Energy Services, Inc. (a)	216

		2,841

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 2.2%
135	Abraxas Petroleum Corp. (a)	348
29	Bill Barrett Corp. (a)	201
8	Callon Petroleum Co. (a)	116
6	Carrizo Oil & Gas, Inc. (a)	224
3	Clayton Williams Energy, Inc. (a)	358
35	Delek US Holdings, Inc.	853
110	Denbury Resources, Inc. (a)	406
43	Eclipse Resources Corp. (a)	115
70	EP Energy Corp., Class A (a)	457
8	Green Plains, Inc.	219
27	Renewable Energy Group, Inc. (a)	262
1	REX American Resources Corp. (a)	60
1	SemGroup Corp., Class A	58
20	Westmoreland Coal Co. (a)	350
3	World Fuel Services Corp.	131

		4,158

	Total Energy	6,999

	Financials — 18.9%
	Banks — 11.2%
15	Banc of California, Inc.	261
8	Cathay General Bancorp	297
2	Community Trust Bancorp, Inc.	85
3	CU Bancorp (a)	115
4	Customers Bancorp, Inc. (a)	134
39	East West Bancorp, Inc.	1,986
31	Fidelity Southern Corp.	744
5	Financial Institutions, Inc.	167
159	First BanCorp, (Puerto Rico) (a)	1,052
5	First Business Financial Services, Inc.	114
23	First Commonwealth Financial Corp.	319
6	First Community Bancshares, Inc.	171
5	First Financial Bancorp	141
7	First Hawaiian, Inc.	258
4	First Merchants Corp.	169
5	Franklin Financial Network, Inc. (a)	218
50	Fulton Financial Corp.	938
12	Hancock Holding Co.	517
33	Hanmi Financial Corp.	1,148
13	Hilltop Holdings, Inc.	400
59	Hope Bancorp, Inc.	1,291
146	Huntington Bancshares, Inc.	1,925
1	IBERIABANK Corp.	111
4	MainSource Financial Group, Inc.	142
3	NBT Bancorp, Inc.	124
24	PacWest Bancorp	1,319

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
42	Popular, Inc., (Puerto Rico)	1,827
10	Preferred Bank	543
2	Premier Financial Bancorp, Inc.	42
5	PrivateBancorp, Inc.	280
3	Sierra Bancorp	73
4	Southern National Bancorp of Virginia, Inc.	65
2	Stonegate Bank	83
2	SVB Financial Group (a)	276
102	TCF Financial Corp.	2,002
2	Towne Bank	70
15	TriCo Bancshares	525
15	TriState Capital Holdings, Inc. (a)	327
6	Triumph Bancorp, Inc. (a)	156
21	Zions Bancorp	904

		21,319

	Capital Markets — 1.1%
65	BGC Partners, Inc., Class A	667
3	Evercore Partners, Inc., Class A	209
5	Houlihan Lokey, Inc.	153
14	INTL. FCStone, Inc. (a)	558
1	MarketAxess Holdings, Inc.	176
4	Piper Jaffray Cos. (a)	291
1	Stifel Financial Corp. (a)	72

		2,126

	Consumer Finance — 1.2%
70	EZCORP, Inc., Class A (a)	741
34	FirstCash, Inc.	1,594

		2,335

	Diversified Financial Services — 0.1%
12	FNFV Group (a)	160
3	Marlin Business Services Corp.	57

		217

	Insurance — 2.7%
38	American Equity Investment Life Holding Co.	848
7	Aspen Insurance Holdings Ltd., (Bermuda)	400
50	CNO Financial Group, Inc.	960
11	First American Financial Corp.	403
6	HCI Group, Inc.	239
2	Horace Mann Educators Corp.	74
8	Kinsale Capital Group, Inc.	262
5	Maiden Holdings Ltd.	86
3	National General Holdings Corp.	84
4	Selective Insurance Group, Inc.	152

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
20	Stewart Information Services Corp.	935
4	United Fire Group, Inc.	196
14	Universal Insurance Holdings, Inc.	408

		5,047

	Mortgage Real Estate Investment Trusts (REITs) — 0.6%
33	Capstead Mortgage Corp.	336
59	Redwood Trust, Inc.	899

		1,235

	Thrifts & Mortgage Finance — 2.0%
7	Dime Community Bancshares, Inc.	139
36	Flagstar Bancorp, Inc. (a)	965
47	HomeStreet, Inc. (a)	1,473
7	Meta Financial Group, Inc.	741
9	PennyMac Financial Services, Inc., Class A (a)	142
9	Walker & Dunlop, Inc. (a)	267
2	Washington Federal, Inc.	61

		3,788

	Total Financials	36,067

	Health Care — 12.6%
	Biotechnology — 4.7%
8	Acceleron Pharma, Inc. (a)	194
13	Achillion Pharmaceuticals, Inc. (a)	55
10	Acorda Therapeutics, Inc. (a)	192
5	Adamas Pharmaceuticals, Inc. (a)	86
10	Aduro Biotech, Inc. (a)	108
1	Adverum Biotechnologies, Inc. (a)	3
2	Agios Pharmaceuticals, Inc. (a)	67
18	AMAG Pharmaceuticals, Inc. (a)	619
74	Amicus Therapeutics, Inc. (a)	365
10	Audentes Therapeutics, Inc. (a)	177
7	Bellicum Pharmaceuticals, Inc. (a)	94
7	Bluebird Bio, Inc. (a)	432
12	Blueprint Medicines Corp. (a)	345
18	Cara Therapeutics, Inc. (a)	168
39	Celldex Therapeutics, Inc. (a)	138
8	Clovis Oncology, Inc. (a)	342
7	Coherus Biosciences, Inc. (a)	191
9	Corvus Pharmaceuticals, Inc. (a)	129
3	Dimension Therapeutics, Inc. (a)	15
14	Dynavax Technologies Corp. (a)	54
21	Epizyme, Inc. (a)	248
8	Esperion Therapeutics, Inc. (a)	96
27	Exelixis, Inc. (a)	401
7	FibroGen, Inc. (a)	152

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
1	Five Prime Therapeutics, Inc. (a)	30
7	Global Blood Therapeutics, Inc. (a)	104
5	Immune Design Corp. (a)	28
18	Insmed, Inc. (a)	239
19	Karyopharm Therapeutics, Inc. (a)	181
1	Loxo Oncology, Inc. (a)	29
8	MacroGenics, Inc. (a)	166
9	Neurocrine Biosciences, Inc. (a)	329
7	Ophthotech Corp. (a)	34
5	Puma Biotechnology, Inc. (a)	157
13	Ra Pharmaceuticals, Inc. (a)	194
3	Radius Health, Inc. (a)	110
7	Sage Therapeutics, Inc. (a)	347
7	Sarepta Therapeutics, Inc. (a)	189
15	Selecta Biosciences, Inc. (a)	259
3	Seres Therapeutics, Inc. (a)	29
5	Spark Therapeutics, Inc. (a)	235
53	Synergy Pharmaceuticals, Inc. (a)	325
13	Syros Pharmaceuticals, Inc. (a)	163
2	TESARO, Inc. (a)	242
5	Ultragenyx Pharmaceutical, Inc. (a)	366
10	Vanda Pharmaceuticals, Inc. (a)	158
10	Voyager Therapeutics, Inc. (a)	125
12	Xencor, Inc. (a)	311

		9,021

	Health Care Equipment & Supplies — 3.4%
20	AngioDynamics, Inc. (a)	332
13	Cardiovascular Systems, Inc. (a)	322
9	Cutera, Inc. (a)	156
3	Glaukos Corp. (a)	96
3	ICU Medical, Inc. (a)	464
15	Inogen, Inc. (a)	1,011
6	iRhythm Technologies, Inc. (a)	192
25	Masimo Corp. (a)	1,678
12	NuVasive, Inc. (a)	788
65	OraSure Technologies, Inc. (a)	569
9	Orthofix International NV (a)	308
5	West Pharmaceutical Services, Inc.	450

		6,366

	Health Care Providers & Services — 3.1%
2	BioTelemetry, Inc. (a)	51
93	Cross Country Healthcare, Inc. (a)	1,447
2	Envision Healthcare Corp. (a)	136
48	Healthways, Inc. (a)	1,085

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — continued
27	Kindred Healthcare, Inc.	214
21	Molina Healthcare, Inc. (a)	1,124
10	Owens & Minor, Inc.	354
14	PharMerica Corp. (a)	346
13	RadNet, Inc. (a)	83
27	Surgery Partners, Inc. (a)	425
2	Surgical Care Affiliates, Inc. (a)	101
3	WellCare Health Plans, Inc. (a)	475

		5,841

	Health Care Technology — 0.3%
33	HMS Holdings Corp. (a)	598

	Life Sciences Tools & Services — 0.2%
3	Cambrex Corp. (a)	173
5	Medpace Holdings, Inc. (a)	191

		364

	Pharmaceuticals — 0.9%
8	Amphastar Pharmaceuticals, Inc. (a)	153
6	Cempra, Inc. (a)	18
6	Flex Pharma, Inc. (a)	31
28	Horizon Pharma plc (a)	447
22	Lipocine, Inc. (a)	82
6	Medicines Co. (The) (a)	217
7	Pacira Pharmaceuticals, Inc. (a)	239
7	Reata Pharmaceuticals, Inc., Class A (a)	155
9	Revance Therapeutics, Inc. (a)	186
5	Theravance Biopharma, Inc., (Cayman Islands) (a)	159

		1,687

	Total Health Care	23,877

	Industrials — 18.9%
	Aerospace & Defense — 1.5%
16	AAR Corp.	527
13	Engility Holdings, Inc. (a)	426
6	HEICO Corp., Class A	387
3	Moog, Inc., Class A (a)	204
51	Vectrus, Inc. (a)	1,228

		2,772

	Air Freight & Logistics — 0.3%
7	Atlas Air Worldwide Holdings, Inc. (a)	353
4	Park-Ohio Holdings Corp.	155

		508

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 1.3%
10	Hawaiian Holdings, Inc. (a)	564
54	SkyWest, Inc.	1,964

		2,528

	Building Products — 0.9%
2	American Woodmark Corp. (a)	187
23	NCI Building Systems, Inc. (a)	361
12	Universal Forest Products, Inc.	1,216

		1,764

	Commercial Services & Supplies — 3.4%
14	ABM Industries, Inc.	563
142	ACCO Brands Corp. (a)	1,853
18	CECO Environmental Corp.	244
26	Essendant, Inc.	537
2	Herman Miller, Inc.	85
16	Interface, Inc.	297
12	Kimball International, Inc., Class B	206
58	Quad/Graphics, Inc.	1,569
29	Steelcase, Inc., Class A	526
4	Viad Corp.	164
2	VSE Corp.	63
15	West Corp.	377

		6,484

	Construction & Engineering — 1.5%
14	EMCOR Group, Inc.	1,018
33	HC2 Holdings, Inc. (a)	193
32	MasTec, Inc. (a)	1,213
5	Orion Group Holdings, Inc. (a)	53
13	Tutor Perini Corp. (a)	356

		2,833

	Electrical Equipment — 1.3%
102	General Cable Corp.	1,942
8	Powell Industries, Inc.	293
3	Regal Beloit Corp.	224

		2,459

	Machinery — 3.7%
6	Barnes Group, Inc.	268
17	Columbus McKinnon Corp.	452
15	Federal Signal Corp.	241
54	Global Brass & Copper Holdings, Inc.	1,867
5	Greenbrier Cos., Inc. (The)	214
2	Hurco Cos., Inc.	63
4	Hyster-Yale Materials Handling, Inc.	242
9	Joy Global, Inc.	258

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Machinery — continued
7	Kadant, Inc.	445
3	Kennametal, Inc.	97
103	Meritor, Inc. (a)	1,281
1	Standex International Corp.	109
9	TriMas Corp. (a)	223
82	Wabash National Corp. (a)	1,292

		7,052

	Professional Services — 3.2%
61	Acacia Research Corp. (a)	393
31	Barrett Business Services, Inc.	1,981
5	CRA International, Inc.	171
18	Insperity, Inc.	1,248
2	Kelly Services, Inc., Class A	43
38	TriNet Group, Inc. (a)	966
31	TrueBlue, Inc. (a)	765
7	WageWorks, Inc. (a)	529

		6,096

	Road & Rail — 1.2%
66	ArcBest Corp.	1,816
2	Universal Logistics Holdings, Inc.	40
37	YRC Worldwide, Inc. (a)	487

		2,343

	Trading Companies & Distributors — 0.6%
8	Applied Industrial Technologies, Inc.	493
34	MRC Global, Inc. (a)	694

		1,187

	Total Industrials	36,026

	Information Technology — 17.3%
	Communications Equipment — 1.4%
7	Bel Fuse, Inc., Class B	223
40	EMCORE Corp.	345
269	Extreme Networks, Inc. (a)	1,352
35	Oclaro, Inc. (a)	316
21	Quantenna Communications, Inc. (a)	388

		2,624

	Electronic Equipment, Instruments & Components — 3.6%
33	Benchmark Electronics, Inc. (a)	1,017
46	Insight Enterprises, Inc. (a)	1,862
28	Kimball Electronics, Inc. (a)	511
2	Littelfuse, Inc.	361
8	Methode Electronics, Inc.	342
64	Sanmina Corp. (a)	2,327
5	Tech Data Corp. (a)	416

		6,836

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 2.1%
23	Bankrate, Inc. (a)	250
9	Carbonite, Inc. (a)	149
9	Cornerstone OnDemand, Inc. (a)	370
11	Coupa Software, Inc. (a)	263
31	Five9, Inc. (a)	438
13	Intralinks Holdings, Inc. (a)	178
18	Nutanix, Inc., Class A (a)	486
3	Q2 Holdings, Inc. (a)	85
151	RetailMeNot, Inc. (a)	1,401
6	Web.com Group, Inc. (a)	132
30	Xactly Corp. (a)	326

		4,078

	IT Services — 2.6%
2	Blackhawk Network Holdings, Inc. (a)	70
11	Euronet Worldwide, Inc. (a)	786
2	EVERTEC, Inc., (Puerto Rico)	40
9	ExlService Holdings, Inc. (a)	436
21	Planet Payment, Inc. (a)	84
5	Science Applications International Corp.	464
14	Sykes Enterprises, Inc. (a)	399
109	Travelport Worldwide Ltd.	1,537
83	Unisys Corp. (a)	1,244

		5,060

	Semiconductors & Semiconductor Equipment — 4.4%
2	Acacia Communications, Inc. (a)	105
12	Advanced Energy Industries, Inc. (a)	648
79	Advanced Micro Devices, Inc. (a)	896
29	Alpha & Omega Semiconductor Ltd. (a)	609
29	Amkor Technology, Inc. (a)	302
17	Cirrus Logic, Inc. (a)	961
29	Cohu, Inc.	407
97	Cypress Semiconductor Corp.	1,105
14	First Solar, Inc. (a)	458
65	IXYS Corp.	768
5	Nanometrics, Inc. (a)	114
14	NeoPhotonics Corp. (a)	152
5	PDF Solutions, Inc. (a)	106
7	Rudolph Technologies, Inc. (a)	157
55	Sigma Designs, Inc. (a)	329
79	Ultra Clean Holdings, Inc. (a)	764
55	Xcerra Corp. (a)	424

		8,305

	Software — 3.2%
6	8x8, Inc. (a)	89

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
93	A10 Networks, Inc. (a)	773
2	Blackline, Inc. (a)	52
15	CommVault Systems, Inc. (a)	766
4	Manhattan Associates, Inc. (a)	228
9	PTC, Inc. (a)	405
3	QAD, Inc., Class A	76
3	Qualys, Inc. (a)	95
42	RingCentral, Inc., Class A (a)	857
38	Take-Two Interactive Software, Inc. (a)	1,850
31	TiVo Corp. (a)	641
4	VASCO Data Security International, Inc. (a)	60
8	Zendesk, Inc. (a)	172

		6,064

	Total Information Technology	32,967

	Materials — 4.1%
	Chemicals — 2.3%
18	FutureFuel Corp.	248
18	Innophos Holdings, Inc.	915
1	Innospec, Inc.	86
12	Minerals Technologies, Inc.	959
14	OMNOVA Solutions, Inc. (a)	140
34	Trinseo SA	1,987

		4,335

	Construction Materials — 0.1%
6	Forterra, Inc. (a)	136

	Containers & Packaging — 0.6%
3	AEP Industries, Inc.	360
9	Berry Plastics Group, Inc. (a)	453
35	Graphic Packaging Holding Co.	435

		1,248

	Metals & Mining — 0.5%
55	AK Steel Holding Corp. (a)	557
6	Commercial Metals Co.	126
4	Ryerson Holding Corp. (a)	57
4	Worthington Industries, Inc.	202

		942

	Paper & Forest Products — 0.6%
13	Boise Cascade Co. (a)	297
19	Schweitzer-Mauduit International, Inc.	876

		1,173

	Total Materials	7,834

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate — 7.6%
	Equity Real Estate Investment Trusts (REITs) — 7.6%
1	Agree Realty Corp.	60
12	American Assets Trust, Inc.	505
4	American Campus Communities, Inc.	223
9	Armada Hoffler Properties, Inc.	138
121	Ashford Hospitality Trust, Inc.	941
29	Bluerock Residential Growth REIT, Inc.	396
9	Chatham Lodging Trust	184
8	Chesapeake Lodging Trust	203
9	CoreSite Realty Corp.	680
28	Cousins Properties, Inc.	236
10	CubeSmart	254
2	CyrusOne, Inc.	107
8	DCT Industrial Trust, Inc.	397
9	DDR Corp.	145
16	DiamondRock Hospitality Co.	185
9	DuPont Fabros Technology, Inc.	391
6	Easterly Government Properties, Inc.	110
8	Education Realty Trust, Inc.	332
4	EPR Properties	280
3	Equity One, Inc.	77
42	First Industrial Realty Trust, Inc.	1,191
3	Franklin Street Properties Corp.	40
5	Government Properties Income Trust	101
28	Gramercy Property Trust	261
7	Highwoods Properties, Inc.	362
6	Hudson Pacific Properties, Inc.	199
8	InfraREIT, Inc.	147
1	Life Storage, Inc.	51
13	LTC Properties, Inc.	615
29	New Senior Investment Group, Inc.	284
20	NexPoint Residential Trust, Inc.	456
3	Parkway, Inc. (a)	77
2	PS Business Parks, Inc.	210
9	RAIT Financial Trust	30
3	Ramco-Gershenson Properties Trust	46
54	Retail Opportunity Investments Corp.	1,134
22	Rexford Industrial Realty, Inc.	508
21	RLJ Lodging Trust	512
23	Silver Bay Realty Trust Corp.	389
48	Summit Hotel Properties, Inc.	765
3	Sun Communities, Inc.	192
37	Sunstone Hotel Investors, Inc.	567
22	Xenia Hotels & Resorts, Inc.	433

	Total Real Estate	14,414

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
7	IDT Corp., Class B	132
63	Inteliquent, Inc.	1,448

	Total Telecommunication Services	1,580

	Utilities — 3.3%
	Electric Utilities — 1.9%
2	El Paso Electric Co.	74
6	IDACORP, Inc.	518
3	MGE Energy, Inc.	213
37	Portland General Electric Co.	1,584
39	Spark Energy, Inc., Class A	1,196
2	Westar Energy, Inc.	122

		3,707

	Gas Utilities — 0.8%
13	New Jersey Resources Corp.	474
9	Southwest Gas Corp.	727
5	WGL Holdings, Inc.	351

		1,552

	Independent Power & Renewable Electricity Producers — 0.5%
14	Atlantic Power Corp. (a)	34
11	Ormat Technologies, Inc.	574
64	TerraForm Global, Inc., Class A (a)	254

		862

	Water Utilities — 0.1%
2	American States Water Co.	89

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — continued
2	Consolidated Water Co. Ltd., (Cayman Islands)	25

		114

	Total Utilities	6,235

	Total Common Stocks (Cost $132,495)	189,258

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
2	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
2,737	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $2,737)	2,737

	Total Investments — 100.8% (Cost $135,232)	191,995
	Liabilities in Excess of Other Assets — (0.8)%	(1,467)

	NET ASSETS — 100.0%	$190,528

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
28	Mini Russell 2000	03/17/17	USD	$1,900	$(42)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.4%
	Consumer Discretionary — 14.6%
	Auto Components — 0.9%
474	Drew Industries, Inc.	51,022

	Distributors — 1.7%
980	Pool Corp.	102,249

	Diversified Consumer Services — 1.0%
1,577	ServiceMaster Global Holdings, Inc. (a)	59,419

	Hotels, Restaurants & Leisure — 3.5%
1,696	Brinker International, Inc.	83,997
611	Monarch Casino & Resort, Inc. (a)	15,742
804	Papa John’s International, Inc.	68,798
1,423	Zoe’s Kitchen, Inc. (a)	34,148

		202,685

	Leisure Products — 2.2%
1,637	Acushnet Holdings Corp. (a)	32,274
1,455	Brunswick Corp.	79,362
1,013	Malibu Boats, Inc., Class A (a)	19,322

		130,958

	Media — 2.4%
1,885	Cinemark Holdings, Inc.	72,306
3,664	EW Scripps Co. (The), Class A (a)	70,823

		143,129

	Specialty Retail — 1.9%
2,968	American Eagle Outfitters, Inc.	45,018
4,453	Chico’s FAS, Inc.	64,073

		109,091

	Textiles, Apparel & Luxury Goods — 1.0%
361	Carter’s, Inc.	31,199
4,103	Crocs, Inc. (a)	28,145

		59,344

	Total Consumer Discretionary	857,897

	Consumer Staples — 3.9%
	Food & Staples Retailing — 1.0%
2,520	Performance Food Group Co. (a)	60,489

	Food Products — 1.1%
1,103	AdvancePierre Foods Holdings, Inc.	32,846
213	J&J Snack Foods Corp.	28,359

		61,205

	Household Products — 1.8%
848	Spectrum Brands Holdings, Inc.	103,708

	Total Consumer Staples	225,402

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 4.1%
	Energy Equipment & Services — 2.7%
269	Core Laboratories NV	32,340
642	Dril-Quip, Inc. (a)	38,570
3,351	Patterson-UTI Energy, Inc.	90,202

		161,112

	Oil, Gas & Consumable Fuels — 1.4%
174	Cimarex Energy Co.	23,591
6,474	Synergy Resources Corp. (a)	57,680

		81,271

	Total Energy	242,383

	Financials — 16.9%
	Banks — 11.4%
3,209	Associated Banc-Corp.	79,267
2,120	BankUnited, Inc.	79,889
789	Commerce Bancshares, Inc.	45,613
1,294	First Financial Bancorp	36,827
1,098	First Hawaiian, Inc.	38,218
3,615	First Horizon National Corp.	72,344
388	First Republic Bank	35,765
1,234	Glacier Bancorp, Inc.	44,718
1,284	Great Western Bancorp, Inc.	55,978
866	IBERIABANK Corp.	72,523
1,898	Umpqua Holdings Corp.	35,645
1,202	Western Alliance Bancorp (a)	58,556
136	Wintrust Financial Corp.	9,880

		665,223

	Capital Markets — 4.2%
1,089	Eaton Vance Corp.	45,610
281	FactSet Research Systems, Inc.	45,855
1,344	Janus Capital Group, Inc.	17,833
1,300	Lazard Ltd., Class A	53,420
761	Moelis & Co., Class A	25,785
812	Morningstar, Inc.	59,702

		248,205

	Insurance — 1.3%
416	Kinsale Capital Group, Inc.	14,138
1,109	ProAssurance Corp.	62,308

		76,446

	Total Financials	989,874

	Health Care — 11.9%
	Health Care Equipment & Supplies — 3.5%
244	ICU Medical, Inc. (a)	35,960

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — continued
589	IDEXX Laboratories, Inc. (a)	69,091
1,171	West Pharmaceutical Services, Inc.	99,361

		204,412

	Health Care Providers & Services — 4.2%
592	Centene Corp. (a)	33,481
744	HealthEquity, Inc. (a)	30,158
2,081	HealthSouth Corp.	85,814
461	Magellan Health, Inc. (a)	34,714
460	WellCare Health Plans, Inc. (a)	62,999

		247,166

	Health Care Technology — 1.5%
1,063	Cotiviti Holdings, Inc. (a)	36,568
1,042	Medidata Solutions, Inc. (a)	51,732

		88,300

	Life Sciences Tools & Services — 1.3%
1,241	Patheon NV (a)	35,628
1,678	VWR Corp. (a)	42,007

		77,635

	Pharmaceuticals — 1.4%
3,002	Catalent, Inc. (a)	80,926

	Total Health Care	698,439

	Industrials — 18.9%
	Commercial Services & Supplies — 5.0%
1,887	Brady Corp., Class A	70,841
327	G&K Services, Inc., Class A	31,527
1,423	Herman Miller, Inc.	48,656
1,391	KAR Auction Services, Inc.	59,294
660	US Ecology, Inc.	32,429
611	Waste Connections, Inc., (Canada)	47,988

		290,735

	Electrical Equipment — 0.7%
1,077	Generac Holdings, Inc. (a)	43,886

	Machinery — 8.5%
2,511	Allison Transmission Holdings, Inc.	84,599
1,077	Altra Industrial Motion Corp.	39,742
996	Douglas Dynamics, Inc.	33,511
746	Lincoln Electric Holdings, Inc.	57,195
769	Proto Labs, Inc. (a)	39,478
894	RBC Bearings, Inc. (a)	82,948
2,843	Toro Co. (The)	159,057

		496,530

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 2.6%
2,048	Knight Transportation, Inc.	67,670
1,007	Landstar System, Inc.	85,901

		153,571

	Trading Companies & Distributors — 2.1%
1,029	Applied Industrial Technologies, Inc.	61,098
399	Watsco, Inc.	59,070

		120,168

	Total Industrials	1,104,890

	Information Technology — 8.9%
	Internet Software & Services — 1.9%
1,298	GrubHub, Inc. (a)	48,830
961	Instructure, Inc. (a)	18,779
1,620	Q2 Holdings, Inc. (a)	46,739

		114,348

	IT Services — 0.8%
1,248	CoreLogic, Inc. (a)	45,957

	Semiconductors & Semiconductor Equipment — 1.1%
1,026	Cabot Microelectronics Corp.	64,839

	Software — 5.1%
876	Aspen Technology, Inc. (a)	47,926
539	Blackbaud, Inc.	34,506
954	Guidewire Software, Inc. (a)	47,038
763	Imperva, Inc. (a)	29,282
213	Manhattan Associates, Inc. (a)	11,295
176	MicroStrategy, Inc., Class A (a)	34,823
720	Monotype Imaging Holdings, Inc.	14,301
587	Splunk, Inc. (a)	30,044
341	Tyler Technologies, Inc. (a)	48,684

		297,899

	Total Information Technology	523,043

	Materials — 5.4%
	Chemicals — 1.8%
1,493	GCP Applied Technologies, Inc. (a)	39,929
309	Quaker Chemical Corp.	39,575
1,177	Valvoline, Inc.	25,295

		104,799

	Containers & Packaging — 3.6%
1,603	AptarGroup, Inc.	117,734
1,190	Crown Holdings, Inc. (a)	62,572
592	Silgan Holdings, Inc.	30,284

		210,590

	Total Materials	315,389

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate — 6.2%
	Equity Real Estate Investment Trusts (REITs) — 4.5%
794	EastGroup Properties, Inc.	58,633
455	Mid-America Apartment Communities, Inc.	44,581
1,448	National Retail Properties, Inc.	63,980
1,542	Outfront Media, Inc.	38,359
2,347	RLJ Lodging Trust	57,486

		263,039

	Real Estate Management & Development — 1.7%
1,636	HFF, Inc., Class A	49,482
1,898	Realogy Holdings Corp.	48,834

		98,316

	Total Real Estate	361,355

	Utilities — 2.6%
	Electric Utilities — 1.3%
1,785	Portland General Electric Co.	77,325

	Multi-Utilities — 1.3%
1,275	NorthWestern Corp.	72,505

	Total Utilities	149,830

	Total Common Stocks (Cost $4,111,324)	5,468,502

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 1.1%
	U.S. Equity — 1.1%
490	iShares Russell 2000 Fund (Cost $62,319)	66,085

Short-Term Investment — 3.9%
	Investment Company — 3.9%
228,747	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $228,747)	228,747

	Total Investments — 98.4% (Cost $4,402,390)	5,763,334
	Other Assets in Excess of Liabilities — 1.6%	95,022

	NET ASSETS — 100.0%	$5,858,356

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
	Consumer Discretionary — 14.3%
	Distributors — 1.1%
112	Pool Corp.	11,734

	Hotels, Restaurants & Leisure — 3.8%
824	Boyd Gaming Corp. (a)	16,624
262	Texas Roadhouse, Inc.	12,660
74	Vail Resorts, Inc.	11,983

		41,267

	Household Durables — 0.6%
591	TRI Pointe Group, Inc. (a)	6,784

	Internet & Direct Marketing Retail — 0.9%
263	Wayfair, Inc., Class A (a)	9,229

	Multiline Retail — 1.0%
377	Ollie’s Bargain Outlet Holdings, Inc. (a)	10,718

	Specialty Retail — 5.1%
141	Burlington Stores, Inc. (a)	11,935
148	Lithia Motors, Inc., Class A	14,326
128	Monro Muffler Brake, Inc.	7,305
127	Penske Automotive Group, Inc.	6,570
268	Tailored Brands, Inc.	6,840
406	Tile Shop Holdings, Inc. (a)	7,938

		54,914

	Textiles, Apparel & Luxury Goods — 1.8%
180	G-III Apparel Group Ltd. (a)	5,307
269	Kate Spade & Co. (a)	5,020
441	Wolverine World Wide, Inc.	9,690

		20,017

	Total Consumer Discretionary	154,663

	Consumer Staples — 4.4%
	Food & Staples Retailing — 2.4%
87	Casey’s General Stores, Inc.	10,380
348	Performance Food Group Co. (a)	8,355
355	Sprouts Farmers Market, Inc. (a)	6,725

		25,460

	Food Products — 1.2%
700	Freshpet, Inc. (a)	7,108
164	Snyder’s-Lance, Inc.	6,304

		13,412

	Personal Products — 0.8%
286	elf Beauty, Inc. (a)	8,284

	Total Consumer Staples	47,156

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.9%
	Oil, Gas & Consumable Fuels — 1.9%
219	Delek US Holdings, Inc.	5,277
75	Diamondback Energy, Inc. (a)	7,551
183	RSP Permian, Inc. (a)	8,168

	Total Energy	20,996

	Financials — 6.5%
	Banks — 2.1%
48	Signature Bank (a)	7,242
203	Texas Capital Bancshares, Inc. (a)	15,900

		23,142

	Capital Markets — 3.7%
261	Evercore Partners, Inc., Class A	17,913
338	Financial Engines, Inc.	12,408
913	PennantPark Investment Corp.	6,990
292	WisdomTree Investments, Inc.	3,252

		40,563

	Thrifts & Mortgage Finance — 0.7%
247	BofI Holding, Inc. (a)	7,051

	Total Financials	70,756

	Health Care — 21.1%
	Biotechnology — 9.2%
171	ACADIA Pharmaceuticals, Inc. (a)	4,932
187	Acceleron Pharma, Inc. (a)	4,771
244	Axovant Sciences Ltd. (a)	3,032
399	Bellicum Pharmaceuticals, Inc. (a)	5,429
295	Coherus Biosciences, Inc. (a)	8,303
497	Exact Sciences Corp. (a)	6,642
211	FibroGen, Inc. (a)	4,524
694	Halozyme Therapeutics, Inc. (a)	6,859
465	Ignyta, Inc. (a)	2,463
386	Insmed, Inc. (a)	5,111
175	Kite Pharma, Inc. (a)	7,867
129	Neurocrine Biosciences, Inc. (a)	4,981
272	Portola Pharmaceuticals, Inc. (a)	6,109
238	REGENXBIO, Inc. (a)	4,409
178	Sage Therapeutics, Inc. (a)	9,098
127	Spark Therapeutics, Inc. (a)	6,341
62	Ultragenyx Pharmaceutical, Inc. (a)	4,360
278	Versartis, Inc. (a)	4,144

		99,375

	Health Care Equipment & Supplies — 4.4%
1,016	GenMark Diagnostics, Inc. (a)	12,434
210	Insulet Corp. (a)	7,923

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — continued
466	K2M Group Holdings, Inc. (a)	9,340
137	Nevro Corp. (a)	9,926
981	Novadaq Technologies, Inc., (Canada) (a)	6,956
395	Unilife Corp. (a)	909

		47,488

	Health Care Providers & Services — 3.2%
309	Acadia Healthcare Co., Inc. (a)	10,218
261	Surgical Care Affiliates, Inc. (a)	12,074
93	WellCare Health Plans, Inc. (a)	12,753

		35,045

	Health Care Technology — 1.6%
614	Evolent Health, Inc., Class A (a)	9,088
215	Veeva Systems, Inc., Class A (a)	8,763

		17,851

	Pharmaceuticals — 2.7%
648	Horizon Pharma plc (a)	10,491
355	Nektar Therapeutics (a)	4,355
312	Revance Therapeutics, Inc. (a)	6,454
1,347	TherapeuticsMD, Inc. (a)	7,773

		29,073

	Total Health Care	228,832

	Industrials — 17.5%
	Aerospace & Defense — 2.2%
186	HEICO Corp.	14,337
193	Hexcel Corp.	9,950

		24,287

	Air Freight & Logistics — 0.7%
183	XPO Logistics, Inc. (a)	7,885

	Building Products — 5.4%
380	Advanced Drainage Systems, Inc.	7,836
151	Fortune Brands Home & Security, Inc.	8,088
82	Lennox International, Inc.	12,537
229	Masonite International Corp. (a)	15,082
226	Trex Co., Inc. (a)	14,531

		58,074

	Commercial Services & Supplies — 0.8%
401	Advanced Disposal Services, Inc. (a)	8,905

	Industrial Conglomerates — 0.7%
70	Carlisle Cos., Inc.	7,775

	Machinery — 4.2%
143	Graco, Inc.	11,900
194	John Bean Technologies Corp.	16,660

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
85	Middleby Corp. (The) (a)	11,011
85	Oshkosh Corp.	5,489

		45,060

	Road & Rail — 1.1%
135	Old Dominion Freight Line, Inc. (a)	11,619

	Trading Companies & Distributors — 2.4%
207	H&E Equipment Services, Inc.	4,804
347	Rush Enterprises, Inc., Class A (a)	11,064
66	Watsco, Inc.	9,793

		25,661

	Total Industrials	189,266

	Information Technology — 27.8%
	Communications Equipment — 1.0%
269	Ciena Corp. (a)	6,559
252	Quantenna Communications, Inc. (a)	4,576

		11,135

	Electronic Equipment, Instruments & Components — 1.5%
107	Littelfuse, Inc.	16,196

	Internet Software & Services — 9.4%
330	2U, Inc. (a)	9,935
244	Benefitfocus, Inc. (a)	7,257
243	Cornerstone OnDemand, Inc. (a)	10,294
52	CoStar Group, Inc. (a)	9,787
369	Envestnet, Inc. (a)	13,015
381	GoDaddy, Inc., Class A (a)	13,316
324	GrubHub, Inc. (a)	12,172
280	Instructure, Inc. (a)	5,475
156	Nutanix, Inc., Class A (a)	4,135
257	Shopify, Inc., (Canada), Class A (a)	11,023
176	Trade Desk, Inc. (The), Class A (a)	4,881

		101,290

	Semiconductors & Semiconductor Equipment — 7.2%
483	Advanced Micro Devices, Inc. (a)	5,473
296	Cavium, Inc. (a)	18,510
281	Inphi Corp. (a)	12,556
288	MACOM Technology Solutions Holdings, Inc. (a)	13,312
227	MKS Instruments, Inc.	13,487
182	Monolithic Power Systems, Inc.	14,952

		78,290

	Software — 8.4%
329	Atlassian Corp. plc, (Australia), Class A (a)	7,922
188	Guidewire Software, Inc. (a)	9,272

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
171	HubSpot, Inc. (a)	8,021
158	Imperva, Inc. (a)	6,049
151	Paycom Software, Inc. (a)	6,874
143	Proofpoint, Inc. (a)	10,127
571	RingCentral, Inc., Class A (a)	11,758
335	Take-Two Interactive Software, Inc. (a)	16,488
37	Tyler Technologies, Inc. (a)	5,272
434	Zendesk, Inc. (a)	9,209

		90,992

	Technology Hardware, Storage & Peripherals — 0.3%
432	Nimble Storage, Inc. (a)	3,422

	Total Information Technology	301,325

	Materials — 2.4%
	Construction Materials — 2.4%
150	Eagle Materials, Inc.	14,782
482	Summit Materials, Inc., Class A (a)	11,462

	Total Materials	26,244

	Real Estate — 2.7%
	Equity Real Estate Investment Trusts (REITs) — 1.2%
225	CubeSmart	6,026
143	Highwoods Properties, Inc.	7,288

		13,314

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 1.5%
291	RE/MAX Holdings, Inc., Class A	16,318

	Total Real Estate	29,632

	Total Common Stocks (Cost $807,763)	1,068,870

Short-Term Investment — 1.9%
	Investment Company — 1.9%
20,862	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $20,862)	20,862

	Total Investments — 100.5% (Cost $828,625)	1,089,732
	Liabilities in Excess of Other Assets — (0.5)%	(5,673)

	NET ASSETS — 100.0%	$1,084,059

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 8.3%
	Auto Components — 1.6%
491	Cooper Tire & Rubber Co.	19,087
638	Dana, Inc.	12,107
170	Stoneridge, Inc. (a)	2,999

		34,193

	Diversified Consumer Services — 1.1%
75	American Public Education, Inc. (a)	1,844
310	Ascent Capital Group, Inc., Class A (a)	5,036
32	DeVry Education Group, Inc.	989
305	K12, Inc. (a)	5,235
607	Regis Corp. (a)	8,811

		21,915

	Hotels, Restaurants & Leisure — 1.2%
81	Bob Evans Farms, Inc.	4,283
44	Intrawest Resorts Holdings, Inc. (a)	782
886	La Quinta Holdings, Inc. (a)	12,586
85	Pinnacle Entertainment, Inc. (a)	1,234
70	Ruby Tuesday, Inc. (a)	226
299	Ruth’s Hospitality Group, Inc.	5,476
45	Speedway Motorsports, Inc.	969

		25,556

	Household Durables — 0.3%
46	CSS Industries, Inc.	1,245
268	Hovnanian Enterprises, Inc., Class A (a)	730
38	NACCO Industries, Inc., Class A	3,423
35	UCP, Inc., Class A (a)	418

		5,816

	Internet & Direct Marketing Retail — 0.2%
332	Liberty TripAdvisor Holdings, Inc., Class A (a)	4,995

	Leisure Products — 0.1%
59	Acushnet Holdings Corp. (a)	1,155
236	JAKKS Pacific, Inc. (a)	1,218

		2,373

	Media — 0.3%
165	Central European Media Enterprises Ltd., (Bermuda), Class A (a)	421
246	Entercom Communications Corp., Class A	3,765
290	Radio One, Inc., Class D (a)	840

		5,026

	Multiline Retail — 0.2%
73	Dillard’s, Inc., Class A	4,589

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 2.7%
278	Aaron’s, Inc.	8,883
885	Abercrombie & Fitch Co., Class A	10,620
183	Children’s Place, Inc. (The)	18,514
1,078	Office Depot, Inc.	4,871
1,164	Pier 1 Imports, Inc.	9,944
398	Rent-A-Center, Inc.	4,480

		57,312

	Textiles, Apparel & Luxury Goods — 0.6%
537	Iconix Brand Group, Inc. (a)	5,015
248	Movado Group, Inc.	7,116

		12,131

	Total Consumer Discretionary	173,906

	Consumer Staples — 2.2%
	Food & Staples Retailing — 0.2%
100	SpartanNash Co.	3,970
17	Village Super Market, Inc., Class A	522

		4,492

	Food Products — 0.5%
577	Darling Ingredients, Inc. (a)	7,453
64	Dean Foods Co.	1,403
47	Fresh Del Monte Produce, Inc.	2,849

		11,705

	Household Products — 0.6%
405	Central Garden & Pet Co., Class A (a)	12,505

	Tobacco — 0.9%
50	Alliance One International, Inc. (a)	956
270	Universal Corp.	17,181

		18,137

	Total Consumer Staples	46,839

	Energy — 5.1%
	Energy Equipment & Services — 2.0%
44	Archrock, Inc.	578
134	Atwood Oceanics, Inc. (a)	1,757
37	Geospace Technologies Corp. (a)	745
339	Parker Drilling Co. (a)	882
1,436	Pioneer Energy Services Corp. (a)	9,833
82	SEACOR Holdings, Inc. (a)	5,838
4,117	Seadrill Ltd., (United Kingdom) (a)	14,038
292	Unit Corp. (a)	7,835

		41,506

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 3.1%
3	Adams Resources & Energy, Inc.	135
101	Alon USA Energy, Inc.	1,145
1,654	Bill Barrett Corp. (a)	11,559
371	Delek US Holdings, Inc.	8,920
2,070	Denbury Resources, Inc. (a)	7,616
1,870	EP Energy Corp., Class A (a)	12,248
229	Jones Energy, Inc., Class A (a)	1,147
202	REX American Resources Corp. (a)	19,987
428	Sanchez Energy Corp. (a)	3,864

		66,621

	Total Energy	108,127

	Financials — 30.5%
	Banks — 19.6%
119	1st Source Corp.	5,297
7	American National Bankshares, Inc.	240
71	BancFirst Corp.	6,560
411	BancorpSouth, Inc.	12,749
180	Bank of Hawaii Corp.	15,938
82	Brookline Bancorp, Inc.	1,351
34	Bryn Mawr Bank Corp.	1,429
201	Capital Bank Financial Corp., Class A	7,881
91	Cascade Bancorp (a)	741
227	Cathay General Bancorp	8,618
532	Central Pacific Financial Corp.	16,715
27	Central Valley Community Bancorp	531
9	Century Bancorp, Inc., Class A	540
21	Citizens & Northern Corp.	553
159	City Holding Co.	10,748
60	Columbia Banking System, Inc.	2,673
149	Community Bank System, Inc.	9,213
134	Community Trust Bancorp, Inc.	6,669
114	Customers Bancorp, Inc. (a)	4,091
14	East West Bancorp, Inc.	688
404	FCB Financial Holdings, Inc., Class A (a)	19,271
76	Financial Institutions, Inc.	2,613
33	First Bancorp	901
1,331	First BanCorp, (Puerto Rico) (a)	8,797
83	First Busey Corp.	2,558
9	First Citizens BancShares, Inc., Class A	3,230
1,335	First Commonwealth Financial Corp.	18,923
66	First Community Bancshares, Inc.	1,995
119	First Financial Bancorp	3,383
83	First Financial Bankshares, Inc.	3,761
23	First Financial Corp.	1,204
106	First Hawaiian, Inc.	3,691

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
97	First Interstate BancSystem, Inc., Class A	4,136
161	Flushing Financial Corp.	4,717
388	Fulton Financial Corp.	7,302
233	Glacier Bancorp, Inc.	8,445
40	Great Southern Bancorp, Inc.	2,208
163	Great Western Bancorp, Inc.	7,092
50	Guaranty Bancorp	1,208
366	Hancock Holding Co.	15,754
27	Heritage Financial Corp.	689
867	Hope Bancorp, Inc.	18,986
23	Independent Bank Corp.	495
1,070	Investors Bancorp, Inc.	14,919
46	Lakeland Financial Corp.	2,174
184	MainSource Financial Group, Inc.	6,322
21	Mercantile Bank Corp.	788
619	OFG Bancorp, (Puerto Rico)	8,105
86	Pacific Continental Corp.	1,879
171	PacWest Bancorp	9,309
58	Park Sterling Corp.	625
19	Preferred Bank	1,017
22	Republic Bancorp, Inc., Class A	850
24	S&T Bancorp, Inc.	941
29	Sandy Spring Bancorp, Inc.	1,172
19	Sierra Bancorp	497
83	Southside Bancshares, Inc.	3,133
134	Southwest Bancorp, Inc.	3,874
63	State Bank Financial Corp.	1,695
21	Stock Yards Bancorp, Inc.	981
19	Suffolk Bancorp	818
24	Tompkins Financial Corp.	2,297
28	TriState Capital Holdings, Inc. (a)	621
389	Trustmark Corp.	13,882
245	UMB Financial Corp.	18,863
648	Umpqua Holdings Corp.	12,175
442	Union Bankshares Corp.	15,782
13	Univest Corp. of Pennsylvania	407
83	Valley National Bancorp	968
42	Washington Trust Bancorp, Inc.	2,343
123	Webster Financial Corp.	6,660
25	West Bancorporation, Inc.	625
378	Westamerica Bancorp	23,775
17	Western Alliance Bancorp (a)	834

		412,915

	Capital Markets — 1.3%
48	Arlington Asset Investment Corp., Class A	708

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
53	Cowen Group, Inc., Class A (a)	826
55	Investment Technology Group, Inc.	1,092
809	KCG Holdings, Inc., Class A (a)	10,719
50	Oppenheimer Holdings, Inc., Class A	934
152	Stifel Financial Corp. (a)	7,572
30	Virtus Investment Partners, Inc.	3,553
50	Waddell & Reed Financial, Inc., Class A	970

		26,374

	Consumer Finance — 0.8%
371	EZCORP, Inc., Class A (a)	3,948
123	FirstCash, Inc.	5,804
99	Nelnet, Inc., Class A	5,044
62	Regional Management Corp. (a)	1,635

		16,431

	Diversified Financial Services — 0.1%
73	FNFV Group (a)	1,003
36	Marlin Business Services Corp.	744

		1,747

	Insurance — 4.1%
37	Arch Capital Group Ltd. (a)	3,231
72	Argo Group International Holdings Ltd.	4,718
767	CNO Financial Group, Inc.	14,688
13	Global Indemnity Ltd., (Cayman Islands) (a)	482
80	Hallmark Financial Services, Inc. (a)	934
257	Horace Mann Educators Corp.	11,012
1,520	MBIA, Inc. (a)	16,266
39	Navigators Group, Inc. (The)	4,604
280	Primerica, Inc.	19,383
193	ProAssurance Corp.	10,824
16	Universal Insurance Holdings, Inc.	460

		86,602

	Mortgage Real Estate Investment Trusts (REITs) — 1.7%
103	AG Mortgage Investment Trust, Inc.	1,761
244	ARMOUR Residential REIT, Inc.	5,286
1,123	Capstead Mortgage Corp.	11,438
2,202	CYS Investments, Inc.	17,024

		35,509

	Thrifts & Mortgage Finance — 2.9%
26	BankFinancial Corp.	391
985	Beneficial Bancorp, Inc.	18,119
287	Charter Financial Corp.	4,783
38	First Defiance Financial Corp.	1,913
22	Kearny Financial Corp.	336

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — continued
361	Meridian Bancorp, Inc.	6,819
648	Northfield Bancorp, Inc.	12,938
30	Oritani Financial Corp.	570
17	Territorial Bancorp, Inc.	568
106	United Financial Bancorp, Inc.	1,929
255	Walker & Dunlop, Inc. (a)	7,968
97	Waterstone Financial, Inc.	1,787
84	WSFS Financial Corp.	3,875

		61,996

	Total Financials	641,574

	Health Care — 4.6%
	Biotechnology — 1.5%
37	ACADIA Pharmaceuticals, Inc. (a)	1,073
64	Acorda Therapeutics, Inc. (a)	1,194
8	Adverum Biotechnologies, Inc. (a)	24
72	AMAG Pharmaceuticals, Inc. (a)	2,495
229	Ardelyx, Inc. (a)	3,256
43	Cara Therapeutics, Inc. (a)	398
328	Chimerix, Inc. (a)	1,509
91	Enanta Pharmaceuticals, Inc. (a)	3,062
14	Epizyme, Inc. (a)	165
49	Five Prime Therapeutics, Inc. (a)	2,440
1,828	Idera Pharmaceuticals, Inc. (a)	2,741
15	Immune Design Corp. (a)	84
46	Insmed, Inc. (a)	611
6	Karyopharm Therapeutics, Inc. (a)	58
16	MacroGenics, Inc. (a)	321
81	NantKwest, Inc. (a)	462
172	PTC Therapeutics, Inc. (a)	1,873
69	Radius Health, Inc. (a)	2,609
666	Rigel Pharmaceuticals, Inc. (a)	1,584
6	Sage Therapeutics, Inc. (a)	281
82	Seres Therapeutics, Inc. (a)	813
13	Ultragenyx Pharmaceutical, Inc. (a)	886
146	Versartis, Inc. (a)	2,172
66	Voyager Therapeutics, Inc. (a)	845
15	Zafgen, Inc. (a)	49

		31,005

	Health Care Equipment & Supplies — 0.9%
250	Halyard Health, Inc. (a)	9,227
44	Inogen, Inc. (a)	2,962
188	Quidel Corp. (a)	4,027
102	Surmodics, Inc. (a)	2,588

		18,804

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — 1.7%
34	Addus HomeCare Corp. (a)	1,185
542	Cross Country Healthcare, Inc. (a)	8,457
596	Healthways, Inc. (a)	13,554
60	Molina Healthcare, Inc. (a)	3,256
59	Owens & Minor, Inc.	2,079
312	Triple-S Management Corp., (Puerto Rico), Class B (a)	6,450
17	WellCare Health Plans, Inc. (a)	2,317

		37,298

	Pharmaceuticals — 0.5%
88	Amphastar Pharmaceuticals, Inc. (a)	1,621
474	Endocyte, Inc. (a)	1,210
155	Medicines Co. (The) (a)	5,274
113	MyoKardia, Inc. (a)	1,467
27	Revance Therapeutics, Inc. (a)	553

		10,125

	Total Health Care	97,232

	Industrials — 15.2%
	Aerospace & Defense — 2.1%
246	AAR Corp.	8,120
89	Curtiss-Wright Corp.	8,705
732	DigitalGlobe, Inc. (a)	20,966
95	Moog, Inc., Class A (a)	6,207

		43,998

	Air Freight & Logistics — 0.2%
80	Atlas Air Worldwide Holdings, Inc. (a)	4,193

	Airlines — 0.4%
92	Alaska Air Group, Inc.	8,137

	Building Products — 0.1%
26	Gibraltar Industries, Inc. (a)	1,100

	Commercial Services & Supplies — 2.7%
1,596	ACCO Brands Corp. (a)	20,824
815	ARC Document Solutions, Inc. (a)	4,142
137	CECO Environmental Corp.	1,915
92	Ennis, Inc.	1,591
132	Essendant, Inc.	2,763
377	Quad/Graphics, Inc.	10,136
143	VSE Corp.	5,542
367	West Corp.	9,080

		55,993

	Construction & Engineering — 1.4%
39	Argan, Inc.	2,772
335	EMCOR Group, Inc.	23,733

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — continued
96	MYR Group, Inc. (a)	3,624

		30,129

	Electrical Equipment — 0.3%
205	General Cable Corp.	3,911
66	Powell Industries, Inc.	2,562

		6,473

	Machinery — 3.0%
104	AGCO Corp.	6,040
295	Briggs & Stratton Corp.	6,560
390	Douglas Dynamics, Inc.	13,120
28	Graham Corp.	625
81	Greenbrier Cos., Inc. (The)	3,357
58	Hurco Cos., Inc.	1,920
17	Hyster-Yale Materials Handling, Inc.	1,081
403	Joy Global, Inc.	11,295
111	Kadant, Inc.	6,793
21	Kennametal, Inc.	663
794	Wabash National Corp. (a)	12,558

		64,012

	Marine — 0.2%
144	Matson, Inc.	5,086

	Professional Services — 2.8%
1,044	Acacia Research Corp. (a)	6,788
134	Barrett Business Services, Inc.	8,565
54	Franklin Covey Co. (a)	1,084
431	FTI Consulting, Inc. (a)	19,434
326	Huron Consulting Group, Inc. (a)	16,487
163	RPX Corp. (a)	1,758
198	TriNet Group, Inc. (a)	5,083

		59,199

	Road & Rail — 0.9%
5	AMERCO	1,811
350	ArcBest Corp.	9,675
345	USA Truck, Inc. (a)	3,000
368	YRC Worldwide, Inc. (a)	4,882

		19,368

	Trading Companies & Distributors — 1.1%
160	DXP Enterprises, Inc. (a)	5,562
584	MRC Global, Inc. (a)	11,830
335	Titan Machinery, Inc. (a)	4,876

		22,268

	Total Industrials	319,956

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Information Technology — 10.8%
	Communications Equipment — 1.5%
242	Bel Fuse, Inc., Class B	7,462
416	Black Box Corp.	6,349
165	Comtech Telecommunications Corp.	1,954
74	InterDigital, Inc.	6,742
175	NETGEAR, Inc. (a)	9,533

		32,040

	Electronic Equipment, Instruments & Components — 3.5%
733	Benchmark Electronics, Inc. (a)	22,353
224	Insight Enterprises, Inc. (a)	9,055
741	InvenSense, Inc. (a)	9,481
67	Sanmina Corp. (a)	2,448
61	SYNNEX Corp.	7,406
134	Tech Data Corp. (a)	11,330
710	Vishay Intertechnology, Inc.	11,509

		73,582

	Internet Software & Services — 0.4%
183	Bazaarvoice, Inc. (a)	888
338	EarthLink Holdings Corp.	1,906
87	Intralinks Holdings, Inc. (a)	1,180
60	Liquidity Services, Inc. (a)	587
387	RetailMeNot, Inc. (a)	3,596

		8,157

	IT Services — 1.0%
21	Convergys Corp.	514
224	Datalink Corp. (a)	2,522
38	EVERTEC, Inc., (Puerto Rico)	671
1,100	Unisys Corp. (a)	16,439

		20,146

	Semiconductors & Semiconductor Equipment — 2.5%
289	Advanced Energy Industries, Inc. (a)	15,817
318	Alpha & Omega Semiconductor Ltd. (a)	6,762
820	Amkor Technology, Inc. (a)	8,653
915	Cypress Semiconductor Corp.	10,465
224	IXYS Corp.	2,669
1,043	Xcerra Corp. (a)	7,966

		52,332

	Software — 1.9%
31	Aspen Technology, Inc. (a)	1,712
70	Fair Isaac Corp.	8,357
223	Mentor Graphics Corp.	8,219
91	Progress Software Corp.	2,896

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
297	Rubicon Project, Inc. (The) (a)	2,203
293	Take-Two Interactive Software, Inc. (a)	14,457
105	TiVo Corp. (a)	2,188

		40,032

	Total Information Technology	226,289

	Materials — 4.2%
	Chemicals — 1.5%
103	American Vanguard Corp.	1,968
23	Innophos Holdings, Inc.	1,223
49	Innospec, Inc.	3,377
115	Minerals Technologies, Inc.	8,876
970	Rayonier Advanced Materials, Inc.	15,001

		30,445

	Construction Materials — 0.1%
81	Forterra, Inc. (a)	1,755

	Containers & Packaging — 0.3%
402	Graphic Packaging Holding Co.	5,021
60	Myers Industries, Inc.	859

		5,880

	Metals & Mining — 1.8%
780	AK Steel Holding Corp. (a)	7,968
273	Carpenter Technology Corp.	9,885
125	Cliffs Natural Resources, Inc. (a)	1,050
61	Olympic Steel, Inc.	1,471
24	Ryerson Holding Corp. (a)	319
219	Schnitzer Steel Industries, Inc., Class A	5,628
256	Worthington Industries, Inc.	12,154

		38,475

	Paper & Forest Products — 0.5%
109	Domtar Corp.	4,239
145	Schweitzer-Mauduit International, Inc.	6,579

		10,818

	Total Materials	87,373

	Real Estate — 9.4%
	Equity Real Estate Investment Trusts (REITs) — 8.5%
25	American Assets Trust, Inc.	1,090
216	Apartment Investment & Management Co., Class A	9,800
980	Ashford Hospitality Trust, Inc.	7,603
396	CBL & Associates Properties, Inc.	4,559
301	Cedar Realty Trust, Inc.	1,964
91	CoreSite Realty Corp.	7,231

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
345	DCT Industrial Trust, Inc.	16,539
349	DiamondRock Hospitality Co.	4,025
76	DuPont Fabros Technology, Inc.	3,339
72	EPR Properties	5,182
778	FelCor Lodging Trust, Inc.	6,234
138	First Industrial Realty Trust, Inc.	3,871
535	First Potomac Realty Trust	5,866
53	Franklin Street Properties Corp.	691
160	Getty Realty Corp.	4,079
80	Gladstone Commercial Corp.	1,608
500	Government Properties Income Trust	9,523
216	Gramercy Property Trust	1,986
33	Highwoods Properties, Inc.	1,658
174	Hospitality Properties Trust	5,535
233	InfraREIT, Inc.	4,168
133	Kite Realty Group Trust	3,125
87	LaSalle Hotel Properties	2,648
108	LTC Properties, Inc.	5,083
139	Mack-Cali Realty Corp.	4,042
16	Mid-America Apartment Communities, Inc.	1,544
256	Monogram Residential Trust, Inc.	2,766
141	Pebblebrook Hotel Trust	4,186
329	Pennsylvania REIT	6,228
201	Potlatch Corp.	8,367
92	PS Business Parks, Inc.	10,731
505	RAIT Financial Trust	1,696
347	RLJ Lodging Trust	8,508
13	Saul Centers, Inc.	866
71	Silver Bay Realty Trust Corp.	1,215
493	Sunstone Hotel Investors, Inc.	7,525
15	Taubman Centers, Inc.	1,109
85	Urstadt Biddle Properties, Inc., Class A	2,054
7	Washington Prime Group, Inc.	69
10	Washington REIT	330

		178,643

	Real Estate Management & Development — 0.9%
151	Alexander & Baldwin, Inc.	6,789
497	Forestar Group, Inc. (a)	6,612
358	St Joe Co. (The) (a)	6,794

		20,195

	Total Real Estate	198,838

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
230	Intelsat SA (a)	615

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
1,372	Windstream Holdings, Inc.	10,055

	Total Telecommunication Services	10,670

	Utilities — 5.7%
	Electric Utilities — 1.5%
326	El Paso Electric Co.	15,164
362	Portland General Electric Co.	15,685
24	Spark Energy, Inc., Class A	721

		31,570

	Gas Utilities — 1.9%
245	Northwest Natural Gas Co.	14,651
165	Southwest Gas Corp.	12,635
195	Spire, Inc.	12,600

		39,886

	Independent Power & Renewable Electricity Producers — 0.7%
2,285	Atlantic Power Corp. (a)	5,712
746	Dynegy, Inc. (a)	6,312
49	Ormat Technologies, Inc.	2,633

		14,657

	Multi-Utilities — 1.0%
272	Avista Corp.	10,877
144	NorthWestern Corp.	8,184
57	Unitil Corp.	2,566

		21,627

	Water Utilities — 0.6%
177	American States Water Co.	8,060
122	California Water Service Group	4,136
		12,196

	Total Utilities	119,936

	Total Common Stocks (Cost $1,502,795)	2,030,740

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
3	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.8%
	Investment Company — 3.8%
79,623	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $79,623)	79,623

	Total Investments — 100.3% (Cost $1,582,418)	2,110,363
	Liabilities in Excess of Other Assets — (0.3)%	(7,229)

	NET ASSETS — 100.0%	$2,103,134

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,103	Mini Russell 2000	03/17/17	USD	$74,833	$(1,495)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
	Consumer Discretionary — 11.0%
	Auto Components — 2.5%
42	American Axle & Manufacturing Holdings, Inc. (a)	801
474	Cooper Tire & Rubber Co.	18,426
281	Dana, Inc.	5,341
372	Stoneridge, Inc. (a)	6,588
188	Tenneco, Inc. (a)	11,726

		42,882

	Diversified Consumer Services — 1.0%
187	Ascent Capital Group, Inc., Class A (a)	3,039
282	Houghton Mifflin Harcourt Co. (a)	3,062
9	K12, Inc. (a)	153
437	Regis Corp. (a)	6,351
60	Strayer Education, Inc. (a)	4,862

		17,467

	Hotels, Restaurants & Leisure — 1.9%
580	Bloomin’ Brands, Inc.	10,454
42	Boyd Gaming Corp. (a)	841
11	DineEquity, Inc.	808
25	Intrawest Resorts Holdings, Inc. (a)	451
326	La Quinta Holdings, Inc. (a)	4,637
313	Ruby Tuesday, Inc. (a)	1,012
69	Scientific Games Corp., Class A (a)	970
429	Sonic Corp.	11,381
95	Speedway Motorsports, Inc.	2,050

		32,604

	Household Durables — 0.7%
96	Leggett & Platt, Inc.	4,698
68	NACCO Industries, Inc., Class A	6,130
43	UCP, Inc., Class A (a)	512

		11,340

	Internet & Direct Marketing Retail — 0.2%
158	Liberty TripAdvisor Holdings, Inc., Class A (a)	2,376

	Leisure Products — 0.2%
51	Acushnet Holdings Corp. (a)	1,003
409	JAKKS Pacific, Inc. (a)	2,106

		3,109

	Media — 0.9%
84	Nexstar Broadcasting Group, Inc., Class A	5,298
315	Sinclair Broadcast Group, Inc., Class A	10,519

		15,817

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.5%
153	Big Lots, Inc.	7,672
18	Dillard’s, Inc., Class A	1,147

		8,819

	Specialty Retail — 2.8%
57	Aaron’s, Inc.	1,823
112	Abercrombie & Fitch Co., Class A	1,339
207	Children’s Place, Inc. (The)	20,877
523	GNC Holdings, Inc., Class A	5,768
393	Office Depot, Inc.	1,778
1,101	Pier 1 Imports, Inc.	9,401
242	Select Comfort Corp. (a)	5,483

		46,469

	Textiles, Apparel & Luxury Goods — 0.3%
244	Iconix Brand Group, Inc. (a)	2,281
107	Movado Group, Inc.	3,062

		5,343

	Total Consumer Discretionary	186,226

	Consumer Staples — 2.7%
	Food & Staples Retailing — 0.3%
102	Ingles Markets, Inc., Class A	4,925

	Food Products — 1.8%
1,021	Darling Ingredients, Inc. (a)	13,185
293	Dean Foods Co.	6,371
187	Pilgrim’s Pride Corp.	3,553
56	Post Holdings, Inc. (a)	4,494
24	Sanderson Farms, Inc.	2,243
23	Seneca Foods Corp., Class A (a)	909

		30,755

	Personal Products — 0.1%
35	elf Beauty, Inc. (a)	998
20	Herbalife Ltd. (a)	963
15	Medifast, Inc.	629

		2,590

	Tobacco — 0.5%
44	Alliance One International, Inc. (a)	837
117	Universal Corp.	7,484

		8,321

	Total Consumer Staples	46,591

	Energy — 3.8%
	Energy Equipment & Services — 1.0%
71	Archrock, Inc.	941
354	Parker Drilling Co. (a)	921

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Energy Equipment & Services — continued
297	Pioneer Energy Services Corp. (a)	2,037
121	SEACOR Holdings, Inc. (a)	8,646
321	Seadrill Ltd., (United Kingdom) (a)	1,095
137	Unit Corp. (a)	3,671

		17,311

	Oil, Gas & Consumable Fuels — 2.8%
16	Adams Resources & Energy, Inc.	642
1,196	Bill Barrett Corp. (a)	8,362
1,495	Denbury Resources, Inc. (a)	5,501
781	EP Energy Corp., Class A (a)	5,118
251	Renewable Energy Group, Inc. (a)	2,434
212	REX American Resources Corp. (a)	20,965
367	Sanchez Energy Corp. (a)	3,313
44	Western Refining, Inc.	1,669

		48,004

	Total Energy	65,315

	Financials — 18.5%
	Banks — 10.4%
60	1st Source Corp.	2,679
93	BancFirst Corp.	8,607
246	BancorpSouth, Inc.	7,626
192	Capital Bank Financial Corp., Class A	7,540
96	Cathay General Bancorp	3,655
337	Central Pacific Financial Corp.	10,576
23	Central Valley Community Bancorp	449
38	Chemical Financial Corp.	2,042
25	Citizens & Northern Corp.	655
61	City Holding Co.	4,130
396	CVB Financial Corp.	9,087
4	East West Bancorp, Inc.	205
478	FCB Financial Holdings, Inc., Class A (a)	22,791
421	First Commonwealth Financial Corp.	5,964
27	First Community Bancshares, Inc.	808
66	First Financial Bancorp	1,881
89	First Hawaiian, Inc.	3,085
67	First Interstate BancSystem, Inc., Class A	2,864
82	Flushing Financial Corp.	2,395
103	Fulton Financial Corp.	1,938
33	Great Western Bancorp, Inc.	1,438
41	Guaranty Bancorp	980
196	Hope Bancorp, Inc.	4,295
59	IBERIABANK Corp.	4,929
95	Independent Bank Corp.	2,666
270	Investors Bancorp, Inc.	3,759

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
29	MainSource Financial Group, Inc.	1,008
22	National Bank Holdings Corp., Class A	716
232	OFG Bancorp, (Puerto Rico)	3,039
66	PacWest Bancorp	3,577
28	Sierra Bancorp	737
39	Simmons First National Corp., Class A	2,436
19	Southside Bancshares, Inc.	709
20	Southwest Bancorp, Inc.	592
82	Suffolk Bancorp	3,498
247	TCF Financial Corp.	4,839
85	Trustmark Corp.	3,020
59	UMB Financial Corp.	4,581
318	Union Bankshares Corp.	11,358
56	Webster Financial Corp.	3,040
69	West Bancorporation, Inc.	1,707
255	Westamerica Bancorp	16,022

		177,923

	Capital Markets — 1.0%
24	Cowen Group, Inc., Class A (a)	374
35	Federated Investors, Inc., Class B	995
13	Houlihan Lokey, Inc.	392
193	KCG Holdings, Inc., Class A (a)	2,563
52	MarketAxess Holdings, Inc.	7,625
54	Stifel Financial Corp. (a)	2,702
20	Virtus Investment Partners, Inc.	2,385
33	Waddell & Reed Financial, Inc., Class A	644

		17,680

	Consumer Finance — 0.9%
11	Credit Acceptance Corp. (a)	2,327
504	EZCORP, Inc., Class A (a)	5,370
52	FirstCash, Inc.	2,440
81	Nelnet, Inc., Class A	4,090
19	Regional Management Corp. (a)	510

		14,737

	Insurance — 2.5%
18	Ambac Financial Group, Inc. (a)	403
74	American Equity Investment Life Holding Co.	1,659
28	Aspen Insurance Holdings Ltd., (Bermuda)	1,523
339	CNO Financial Group, Inc.	6,498
62	First American Financial Corp.	2,278
23	Global Indemnity Ltd., (Cayman Islands) (a)	867
79	Kemper Corp.	3,513
581	MBIA, Inc. (a)	6,217
53	Navigators Group, Inc. (The)	6,241

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
98	Primerica, Inc.	6,790
78	ProAssurance Corp.	4,400
15	Stewart Information Services Corp.	696
28	Universal Insurance Holdings, Inc.	787

		41,872

	Mortgage Real Estate Investment Trusts (REITs) — 1.2%
675	Capstead Mortgage Corp.	6,874
1,666	CYS Investments, Inc.	12,876

		19,750

	Thrifts & Mortgage Finance — 2.5%
21	BankFinancial Corp.	307
432	Beneficial Bancorp, Inc.	7,941
22	Capitol Federal Financial, Inc.	367
72	Charter Financial Corp.	1,195
22	First Defiance Financial Corp.	1,116
612	Meridian Bancorp, Inc.	11,565
252	MGIC Investment Corp. (a)	2,566
117	NMI Holdings, Inc., Class A (a)	1,246
584	Northfield Bancorp, Inc.	11,665
148	Walker & Dunlop, Inc. (a)	4,602

		42,570

	Total Financials	314,532

	Health Care — 12.7%
	Biotechnology — 5.1%
99	ACADIA Pharmaceuticals, Inc. (a)	2,867
97	Adamas Pharmaceuticals, Inc. (a)	1,636
16	Aduro Biotech, Inc. (a)	185
157	Aimmune Therapeutics, Inc. (a)	3,217
104	AMAG Pharmaceuticals, Inc. (a)	3,616
616	Amicus Therapeutics, Inc. (a)	3,064
33	Ardelyx, Inc. (a)	473
359	Arrowhead Pharmaceuticals, Inc. (a)	556
24	Audentes Therapeutics, Inc. (a)	431
30	Avexis, Inc. (a)	1,422
128	Bellicum Pharmaceuticals, Inc. (a)	1,739
38	Blueprint Medicines Corp. (a)	1,055
93	Cara Therapeutics, Inc. (a)	862
40	Chimerix, Inc. (a)	184
85	Clovis Oncology, Inc. (a)	3,758
77	Coherus Biosciences, Inc. (a)	2,176
46	Dimension Therapeutics, Inc. (a)	201
108	Edge Therapeutics, Inc. (a)	1,351
158	Exelixis, Inc. (a)	2,356
89	FibroGen, Inc. (a)	1,913

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
43	Five Prime Therapeutics, Inc. (a)	2,150
102	Flexion Therapeutics, Inc. (a)	1,948
96	Global Blood Therapeutics, Inc. (a)	1,390
132	Halozyme Therapeutics, Inc. (a)	1,302
55	Heron Therapeutics, Inc. (a)	724
195	Idera Pharmaceuticals, Inc. (a)	293
143	Immune Design Corp. (a)	788
202	Infinity Pharmaceuticals, Inc. (a)	273
157	Karyopharm Therapeutics, Inc. (a)	1,477
39	Kite Pharma, Inc. (a)	1,762
156	Lexicon Pharmaceuticals, Inc. (a)	2,160
106	Neurocrine Biosciences, Inc. (a)	4,110
44	Ophthotech Corp. (a)	211
52	Portola Pharmaceuticals, Inc. (a)	1,165
149	Proteostasis Therapeutics, Inc. (a)	1,822
81	Prothena Corp. plc, (Ireland) (a)	3,965
319	PTC Therapeutics, Inc. (a)	3,481
36	Puma Biotechnology, Inc. (a)	1,108
34	Ra Pharmaceuticals, Inc. (a)	513
56	Radius Health, Inc. (a)	2,134
59	Sage Therapeutics, Inc. (a)	3,018
101	Selecta Biosciences, Inc. (a)	1,729
45	Seres Therapeutics, Inc. (a)	449
21	Spark Therapeutics, Inc. (a)	1,023
684	Synergy Pharmaceuticals, Inc. (a)	4,163
17	TESARO, Inc. (a)	2,313
89	Tokai Pharmaceuticals, Inc. (a)	87
48	Ultragenyx Pharmaceutical, Inc. (a)	3,389
56	Versartis, Inc. (a)	834
157	Xencor, Inc. (a)	4,122
12	Zafgen, Inc. (a)	38

		87,003

	Health Care Equipment & Supplies — 2.4%
175	Halyard Health, Inc. (a)	6,475
120	Inogen, Inc. (a)	8,047
196	Orthofix International NV (a)	7,088
284	Quidel Corp. (a)	6,087
205	Surmodics, Inc. (a)	5,202
22	Utah Medical Products, Inc.	1,586
271	Wright Medical Group NV (a)	6,223

		40,708

	Health Care Providers & Services — 4.0%
266	Civitas Solutions, Inc. (a)	5,286
560	Cross Country Healthcare, Inc. (a)	8,734
101	Genesis Healthcare, Inc. (a)	429

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — continued
717	Healthways, Inc. (a)	16,300
73	Landauer, Inc.	3,521
72	Molina Healthcare, Inc. (a)	3,923
234	Owens & Minor, Inc.	8,272
817	Quorum Health Corp. (a)	5,937
94	Surgical Care Affiliates, Inc. (a)	4,359
281	Triple-S Management Corp., (Puerto Rico), Class B (a)	5,825
37	WellCare Health Plans, Inc. (a)	5,099

		67,685

	Health Care Technology — 0.2%
249	HMS Holdings Corp. (a)	4,524

	Life Sciences Tools & Services — 0.3%
28	Cambrex Corp. (a)	1,527
70	INC Research Holdings, Inc., Class A (a)	3,692

		5,219

	Pharmaceuticals — 0.7%
107	Amphastar Pharmaceuticals, Inc. (a)	1,965
138	Axsome Therapeutics, Inc. (a)	933
75	Horizon Pharma plc (a)	1,218
82	Pacira Pharmaceuticals, Inc. (a)	2,633
34	Prestige Brands Holdings, Inc. (a)	1,756
63	Reata Pharmaceuticals, Inc., Class A (a)	1,375
80	Revance Therapeutics, Inc. (a)	1,664

		11,544

	Total Health Care	216,683

	Industrials — 16.1%
	Aerospace & Defense — 2.0%
92	AAR Corp.	3,047
76	Curtiss-Wright Corp.	7,466
688	DigitalGlobe, Inc. (a)	19,723
70	Moog, Inc., Class A (a)	4,571

		34,807

	Air Freight & Logistics — 0.1%
32	Atlas Air Worldwide Holdings, Inc. (a)	1,643

	Airlines — 0.7%
128	Alaska Air Group, Inc.	11,313

	Building Products — 0.8%
232	Continental Building Products, Inc. (a)	5,368
141	Gibraltar Industries, Inc. (a)	5,885
176	Ply Gem Holdings, Inc. (a)	2,857

		14,110

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 2.8%
1,433	ACCO Brands Corp. (a)	18,704
151	CECO Environmental Corp.	2,109
119	Deluxe Corp.	8,507
336	Ennis, Inc.	5,828
68	Essendant, Inc.	1,413
73	Interface, Inc.	1,352
115	VSE Corp.	4,467
222	West Corp.	5,502

		47,882

	Construction & Engineering — 1.5%
247	EMCOR Group, Inc.	17,485
122	MasTec, Inc. (a)	4,674
93	MYR Group, Inc. (a)	3,510

		25,669

	Electrical Equipment — 0.2%
84	Powell Industries, Inc.	3,288

	Machinery — 2.1%
287	Actuant Corp., Class A	7,448
364	Briggs & Stratton Corp.	8,091
314	Douglas Dynamics, Inc.	10,576
41	Graham Corp.	901
19	Hurco Cos., Inc.	626
10	Hyster-Yale Materials Handling, Inc.	607
20	Joy Global, Inc.	566
80	Kadant, Inc.	4,890
29	Kennametal, Inc.	913
57	Wabash National Corp. (a)	906

		35,524

	Marine — 0.6%
304	Matson, Inc.	10,751

	Professional Services — 3.0%
719	Acacia Research Corp. (a)	4,674
217	Barrett Business Services, Inc.	13,937
119	Franklin Covey Co. (a)	2,402
338	Huron Consulting Group, Inc. (a)	17,125
39	Insperity, Inc.	2,760
32	TriNet Group, Inc. (a)	830
118	WageWorks, Inc. (a)	8,526

		50,254

	Road & Rail — 0.7%
129	ArcBest Corp.	3,556
248	Swift Transportation Co. (a)	6,029
307	USA Truck, Inc. (a)	2,670

		12,255

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Trading Companies & Distributors — 1.6%
84	Applied Industrial Technologies, Inc.	4,972
163	DXP Enterprises, Inc. (a)	5,662
426	MRC Global, Inc. (a)	8,625
133	NOW, Inc. (a)	2,729
323	Titan Machinery, Inc. (a)	4,712

		26,700

	Total Industrials	274,196

	Information Technology — 18.0%
	Communications Equipment — 3.0%
108	Bel Fuse, Inc., Class B	3,340
145	Black Box Corp.	2,210
192	InterDigital, Inc.	17,521
129	NETGEAR, Inc. (a)	7,022
206	Plantronics, Inc.	11,275
195	Quantenna Communications, Inc. (a)	3,526
105	Ubiquiti Networks, Inc. (a)	6,058

		50,952

	Electronic Equipment, Instruments & Components — 2.5%
246	Benchmark Electronics, Inc. (a)	7,503
21	Coherent, Inc. (a)	2,858
1,459	InvenSense, Inc. (a)	18,654
151	Sanmina Corp. (a)	5,516
25	Tech Data Corp. (a)	2,125
369	Vishay Intertechnology, Inc.	5,984

		42,640

	Internet Software & Services — 2.2%
1,805	Bazaarvoice, Inc. (a)	8,754
90	Coupa Software, Inc. (a)	2,246
195	DHI Group, Inc. (a)	1,218
818	EarthLink Holdings Corp.	4,616
116	Intralinks Holdings, Inc. (a)	1,566
99	Liquidity Services, Inc. (a)	965
177	MINDBODY, Inc., Class A (a)	3,774
146	Nutanix, Inc., Class A (a)	3,888
316	RetailMeNot, Inc. (a)	2,939
324	Web.com Group, Inc. (a)	6,855
60	Xactly Corp. (a)	657

		37,478

	IT Services — 1.9%
191	Convergys Corp.	4,679
199	CSG Systems International, Inc.	9,622
29	Euronet Worldwide, Inc. (a)	2,108
38	EVERTEC, Inc., (Puerto Rico)	669

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
48	Science Applications International Corp.	4,036
713	Unisys Corp. (a)	10,664

		31,778

	Semiconductors & Semiconductor Equipment — 3.5%
208	Advanced Energy Industries, Inc. (a)	11,410
356	Alpha & Omega Semiconductor Ltd. (a)	7,568
351	Cohu, Inc.	4,880
337	Integrated Device Technology, Inc. (a)	7,930
205	Intersil Corp., Class A	4,576
131	MaxLinear, Inc., Class A (a)	2,849
21	Silicon Laboratories, Inc. (a)	1,346
199	Synaptics, Inc. (a)	10,679
64	Tessera Holding Corp.	2,824
621	Xcerra Corp. (a)	4,743

		58,805

	Software — 4.9%
261	ACI Worldwide, Inc. (a)	4,730
338	Aspen Technology, Inc. (a)	18,460
149	Barracuda Networks, Inc. (a)	3,191
18	Blackline, Inc. (a)	483
88	Fair Isaac Corp.	10,539
49	Manhattan Associates, Inc. (a)	2,593
293	Mentor Graphics Corp.	10,809
226	Progress Software Corp.	7,206
50	Qualys, Inc. (a)	1,586
433	Take-Two Interactive Software, Inc. (a)	21,357
129	VASCO Data Security International, Inc. (a)	1,754
246	Zix Corp. (a)	1,215

		83,923

	Total Information Technology	305,576

	Materials — 3.7%
	Chemicals — 1.9%
75	Koppers Holdings, Inc. (a)	3,019
124	Minerals Technologies, Inc.	9,602
287	OMNOVA Solutions, Inc. (a)	2,868
501	Rayonier Advanced Materials, Inc.	7,738
148	Trinseo SA	8,800

		32,027

	Construction Materials — 0.0% (g)
58	Forterra, Inc. (a)	1,258

	Containers & Packaging — 0.6%
754	Graphic Packaging Holding Co.	9,404

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Containers & Packaging — continued
35	Myers Industries, Inc.	500

		9,904

	Metals & Mining — 1.1%
365	AK Steel Holding Corp. (a)	3,730
58	Carpenter Technology Corp.	2,109
56	Commercial Metals Co.	1,220
82	Olympic Steel, Inc.	1,994
23	Ryerson Holding Corp. (a)	312
193	Worthington Industries, Inc.	9,165

		18,530

	Paper & Forest Products — 0.1%
45	Domtar Corp.	1,768

	Total Materials	63,487

	Real Estate — 6.9%
	Equity Real Estate Investment Trusts (REITs) — 6.4%
106	American Assets Trust, Inc.	4,566
15	Armada Hoffler Properties, Inc.	219
365	Ashford Hospitality Trust, Inc.	2,834
116	CBL & Associates Properties, Inc.	1,333
210	CoreSite Realty Corp.	16,684
76	CubeSmart	2,045
23	CyrusOne, Inc.	1,033
92	DCT Industrial Trust, Inc.	4,388
113	DiamondRock Hospitality Co.	1,303
50	EastGroup Properties, Inc.	3,685
5	EPR Properties	380
29	Equity LifeStyle Properties, Inc.	2,098
24	Equity One, Inc.	749
57	First Industrial Realty Trust, Inc.	1,593
98	Franklin Street Properties Corp.	1,271
22	Gladstone Commercial Corp.	450
107	Government Properties Income Trust	2,042
142	Gramercy Property Trust	1,304
199	Hersha Hospitality Trust	4,270
43	Highwoods Properties, Inc.	2,168
116	Hospitality Properties Trust	3,679
182	LTC Properties, Inc.	8,550
102	Mack-Cali Realty Corp.	2,972
33	Mid-America Apartment Communities, Inc.	3,249
101	Monogram Residential Trust, Inc.	1,087
14	National Retail Properties, Inc.	636
60	Pennsylvania REIT	1,139
159	Potlatch Corp.	6,631
20	PS Business Parks, Inc.	2,354

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
209	Ramco-Gershenson Properties Trust	3,472
545	RLJ Lodging Trust	13,345
56	Saul Centers, Inc.	3,710
25	Silver Bay Realty Trust Corp.	434
36	Summit Hotel Properties, Inc.	582
38	Taubman Centers, Inc.	2,787

		109,042

	Real Estate Management & Development — 0.5%
34	Alexander & Baldwin, Inc.	1,544
458	Forestar Group, Inc. (a)	6,087
22	St Joe Co. (The) (a)	426

		8,057

	Total Real Estate	117,099

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
128	Cincinnati Bell, Inc. (a)	2,871
27	General Communication, Inc., Class A (a)	529
1,067	Windstream Holdings, Inc.	7,818

	Total Telecommunication Services	11,218

	Utilities — 3.2%
	Electric Utilities — 1.2%
116	El Paso Electric Co.	5,394
86	PNM Resources, Inc.	2,943
204	Portland General Electric Co.	8,843
89	Spark Energy, Inc., Class A	2,694

		19,874

	Gas Utilities — 0.5%
58	Southwest Gas Corp.	4,436
68	Spire, Inc.	4,390

		8,826

	Independent Power & Renewable Electricity Producers — 0.7%
1,181	Atlantic Power Corp. (a)	2,953
583	Dynegy, Inc. (a)	4,931
65	Ormat Technologies, Inc.	3,485

		11,369

	Multi-Utilities — 0.2%
29	Avista Corp.	1,156
32	NorthWestern Corp.	1,797

		2,953

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Water Utilities — 0.6%
246		American States Water Co.	11,198

		Total Utilities	54,220

		Total Common Stocks (Cost $1,356,146)	1,655,143

NUMBER OF RIGHTS
Rights — 0.0% (g)
		Health Care — 0.0% (g)
		Biotechnology — 0.0% (g)
63		Trius Therapeutics LLC (Cost $—) (a)	—	(h)

NUMBER OF WARRANTS
Warrant — 0.0% (g)
		Financials — 0.0% (g)
		Consumer Finance — 0.0% (g)
—	(h)	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.2%
	Investment Company — 3.2%
54,028	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $54,028)	54,028

	Total Investments — 100.5% (Cost $1,410,174)	1,709,171
	Liabilities in Excess of Other Assets — (0.5)%	(8,285)

	NET ASSETS — 100.0%	$1,700,886

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
732	Mini Russell 2000	03/17/17	USD	$49,663	$(987)

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

J.P. Morgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

REIT	— Real Estate Investment Trust
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$147,319		$189,258		$5,534,587
Investments in affiliates, at value	2,158		2,737		228,747

Total investment securities, at value	149,477		191,995		5,763,334
Cash	—	(a)	4		—	(a)
Deposits at broker for futures contracts	—		295		—
Receivables:
Investment securities sold	19		206		392
Fund shares sold	562		293		190,175
Dividends from non-affiliates	89		251		11,221
Dividends from affiliates	1		1		89

Total Assets	150,148		193,045		5,965,211

LIABILITIES:
Payables:
Investment securities purchased	295		923		58,330
Fund shares redeemed	813		1,419		43,596
Variation margin on futures contracts	—		10		—
Accrued liabilities:
Investment advisory fees	73		65		2,992
Administration fees	3		—		380
Distribution fees	34		—	(a)	358
Shareholder servicing fees	25		8		546
Custodian and accounting fees	10		14		27
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1		10
Printing and mailing cost	92		21		340
Other	87		56		276

Total Liabilities	1,432		2,517		106,855

Net Assets	$148,716		$190,528		$5,858,356

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$107,119	$132,054	$4,489,748
Accumulated undistributed (distributions in excess of) net investment income	(1,259)	(109)	(75)
Accumulated net realized gains (losses)	(2,700)	1,862	7,739
Net unrealized appreciation (depreciation)	45,556	56,721	1,360,944

Total Net Assets	$148,716	$190,528	$5,858,356

Net Assets:
Class A	$57,647	$93	$1,272,775
Class C	33,786	53	167,427
Class R2	—	—	10,617
Class R3	—	—	22
Class R4	—	—	22
Class R5	—	190,358	1,171,021
Class R6	—	24	772,378
Select Class	57,283	—	2,464,094

Total	$148,716	$190,528	$5,858,356

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,145	2	27,871
Class C	2,366	1	4,798
Class R2	—	—	236
Class R3	—	—	1
Class R4	—	—	— (a)
Class R5	—	3,792	22,389
Class R6	—	1	14,773
Select Class	2,776	—	47,193

Net Asset Value (b):
Class A — Redemption price per share	$18.33	$50.01	$45.67
Class C — Offering price per share (c)	14.28	49.96	34.90
Class R2 — Offering and redemption price per share	—	—	44.94
Class R3 — Offering and redemption price per share	—	—	45.56
Class R4 — Offering and redemption price per share	—	—	52.17
Class R5 — Offering and redemption price per share	—	50.19	52.30
Class R6 — Offering and redemption price per share	—	50.12	52.28
Select Class — Offering and redemption price per share	20.63	—	52.21
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.35	$52.78	$48.20

Cost of investments in non-affiliates	$101,763	$132,495	$4,173,643
Cost of investments in affiliates	2,158	2,737	228,747

(a)	Amount rounds to less than 500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund		Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,068,870		$2,030,740		$1,655,143
Investments in affiliates, at value	20,862		79,623		54,028

Total investment securities, at value	1,089,732		2,110,363		1,709,171
Cash	—		—	(a)	—
Deposits at broker for futures contracts	—		3,843		2,842
Receivables:
Investment securities sold	142		682		686
Fund shares sold	5,779		13,783		25,478
Dividends from non-affiliates	648		3,806		1,934
Dividends from affiliates	5		23		21

Total Assets	1,096,306		2,132,500		1,740,132

LIABILITIES:
Payables:
Due to custodian	—	(a)	—		—
Investment securities purchased	2,147		3,690		6,227
Fund shares redeemed	8,979		23,103		31,337
Variation margin on futures contracts	—		314		209
Accrued liabilities:
Investment advisory fees	601		1,149		852
Administration fees	72		145		117
Distribution fees	59		183		107
Shareholder servicing fees	35		58		89
Custodian and accounting fees	11		14		10
Trustees’ and Chief Compliance Officer’s fees	—	(a)	5		2
Printing and mailing cost	46		105		24
Other	297		600		272

Total Liabilities	12,247		29,366		39,246

Net Assets	$1,084,059		$2,103,134		$1,700,886

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$842,609	$1,556,043	$1,414,768
Accumulated undistributed (distributions in excess of) net investment income	(4,169)	(856)	(581)
Accumulated net realized gains (losses)	(15,488)	21,497	(11,311)
Net unrealized appreciation (depreciation)	261,107	526,450	298,010

Total Net Assets	$1,084,059	$2,103,134	$1,700,886

Net Assets:
Class A	$174,807	$608,179	$260,469
Class C	18,570	47,039	50,807
Class L (formerly Institutional Class)	280,206	—	784,140
Class R2	21,002	57,880	42,500
Class R3	—	23	22
Class R4	—	23	22
Class R5	878	112,141	23
Class R6	487,982	928,746	237,692
Select Class	100,614	349,103	325,211

Total	$1,084,059	$2,103,134	$1,700,886

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	14,145	20,301	14,489
Class C	1,976	1,861	2,932
Class L (formerly Institutional Class)	20,272	—	42,845
Class R2	1,747	1,945	2,399
Class R3	—	1	1
Class R4	—	1	1
Class R5	63	3,550	1
Class R6	35,041	29,374	12,981
Select Class	7,463	11,053	17,744

Net Asset Value (a):
Class A — Redemption price per share	$12.36	$29.96	$17.98
Class C — Offering price per share (b)	9.40	25.28	17.33
Class L (formerly Institutional Class) — Offering and redemption price per share	13.82	—	18.30
Class R2 — Offering and redemption price per share	12.02	29.76	17.72
Class R3 — Offering and redemption price per share	—	29.93	17.92
Class R4 — Offering and redemption price per share	—	31.57	18.30
Class R5 — Offering and redemption price per share	13.82	31.59	18.29
Class R6 — Offering and redemption price per share	13.93	31.62	18.31
Select Class — Offering and redemption price per share	13.48	31.58	18.33
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.04	$31.62	$18.98

Cost of investments in non-affiliates	$807,763	$1,502,795	$1,356,146
Cost of investments in affiliates	20,862	79,623	54,028

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund		Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$393	$1,217		$35,626
Dividend income from affiliates	3	7		380
Interest income from affiliates	— (a)	—	(a)	14

Total investment income	396	1,224		36,020

EXPENSES:
Investment advisory fees	517	575		14,364
Administration fees	65	72		1,809
Distribution fees:
Class A	74	—	(a)	1,209
Class C	129	—	(a)	406
Class R2	—	—		19
Class R3 (b)	—	—		—	(a)
Shareholder servicing fees:
Class A	74	—	(a)	1,208
Class C	43	—	(a)	135
Class R2	—	—		10
Class R3 (b)	—	—		—	(a)
Class R4 (b)	—	—		—	(a)
Class R5 (c)	—	115		325
Select Class	82	—		2,248
Custodian and accounting fees	20	28		71
Professional fees	21	37		49
Trustees’ and Chief Compliance Officer’s fees	13	13		24
Printing and mailing costs	49	52		180
Registration and filing fees	14	63		99
Transfer agency fees (See Note 2.D.)	15	4		53
Sub-transfer agency fees (See Note 2.D.)	122	106		1,320
Other	4	4		42

Total expenses	1,242	1,069		23,571

Less fees waived	(245)	(335)		(1,325)
Less earnings credits	—	—		—	(a)
Less expense reimbursements	—	(31)		(6)

Net expenses	997	703		22,240

Net investment income (loss)	(601)	521		13,780

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,860	8,585		25,109
Futures	—	655		—

Net realized gain (loss)	12,860	9,240		25,109

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	6,202	23,901		494,356
Futures	—	(127)		—

Change in net unrealized appreciation/depreciation	6,202	23,774		494,356

Net realized/unrealized gains (losses)	19,062	33,014		519,465

Change in net assets resulting from operations	$18,461	$33,535		$533,245

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.
(c)	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Small Cap Growth Fund	Small Cap Value Fund		U.S. Small Company Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,727	$16,765		$10,051
Dividend income from affiliates	26	86		90
Interest income from affiliates	— (a)	1		2

Total investment income	2,753	16,852		10,143

EXPENSES:
Investment advisory fees	3,566	6,180		4,540
Administration fees	449	778		619
Distribution fees:
Class A	227	706		309
Class C	71	163		182
Class R2	54	129		95
Class R3 (b)	—	—	(a)	—	(a)
Shareholder servicing fees:
Class A	227	706		309
Class C	24	55		61
Class L (formerly Institutional Class)	146	—		349
Class R2	27	64		47
Class R3 (b)	—	—	(a)	—	(a)
Class R4 (b)	—	—	(a)	—	(a)
Class R5 (c)	— (a)	26		—	(a)
Select Class	133	388		394
Custodian and accounting fees	27	49		33
Professional fees	30	37		32
Trustees’ and Chief Compliance Officer’s fees	13	20		16
Printing and mailing costs	41	108		70
Registration and filing fees	38	48		54
Transfer agency fees (See Note 2.D.)	39	197		34
Sub-transfer agency fees (See Note 2.D.)	420	816		661
Other	17	30		17

Total expenses	5,549	10,500		7,822

Less fees waived	(532)	(1,016)		(505)
Less expense reimbursements	(7)	(17)		(1)

Net expenses	5,010	9,467		7,316

Net investment income (loss)	(2,257)	7,385		2,827

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	38,584	44,950		25,649
Futures	—	11,241		10,424

Net realized gain (loss)	38,584	56,191		36,073

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	87,992	324,318		228,360
Futures	—	(2,051)		(1,508)

Change in net unrealized appreciation/depreciation	87,992	322,267		226,852

Net realized/unrealized gains (losses)	126,576	378,458		262,925

Change in net assets resulting from operations	$124,319	$385,843		$265,752

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Value Fund and U.S. Small Company Fund.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund and U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(601)	$(2,182)	$521	$1,397
Net realized gain (loss)	12,860	28,187	9,240	67,374
Change in net unrealized appreciation/depreciation	6,202	(117,590)	23,774	(151,923)

Change in net assets resulting from operations	18,461	(91,585)	33,535	(83,152)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)
From net investment income	—	—	— (b)	—
From net realized gains	(8,616)	(8,870)	(7)	—
Class C (a)
From net investment income	—	—	— (b)	—
From net realized gains	(6,161)	(6,681)	(5)	—
Class R5 (c)
From net investment income	—	—	(599)	(4,787)
From net realized gains	—	—	(17,764)	(69,898)
Class R6 (a)
From net investment income	—	—	— (b)	—
From net realized gains	—	—	(2)	—
Select Class
From net investment income	—	—	—	—
From net realized gains	(8,471)	(40,293)	—	—

Total distributions to shareholders	(23,248)	(55,844)	(18,377)	(74,685)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	597	(209,461)	10,734	(493,179)

NET ASSETS:
Change in net assets	(4,190)	(356,890)	25,892	(651,016)
Beginning of period	152,906	509,796	164,636	815,652

End of period	$148,716	$152,906	$190,528	$164,636

Accumulated undistributed (distributions in excess of) net investment income	$(1,259)	$(658)	$(109)	$(31)

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	Amount rounds to less than 500.
(c)	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,780	$17,832	$(2,257)	$(4,817)
Net realized gain (loss)	25,109	399,193	38,584	3,683
Change in net unrealized appreciation/depreciation	494,356	(343,741)	87,992	(172,393)

Change in net assets resulting from operations	533,245	73,284	124,319	(173,527)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,188)	(2,634)	—	—
From net realized gains	(32,659)	(51,657)	(6,279)	(17,982)
Class C
From net investment income	(479)	—	—	—
From net realized gains	(5,074)	(2,993)	(877)	(2,222)
Class L (formerly Institutional Class)
From net realized gains	—	—	(9,811)	(19,628)
Class R2
From net investment income	(23)	—	—	—
From net realized gains	(276)	(211)	(772)	(1,956)
Class R3 (a)
From net investment income	— (b)	—	—	—
From net realized gains	(1)	—	—	—
Class R4 (a)
From net investment income	— (b)	—	—	—
From net realized gains	— (b)	—	—	—
Class R5 (c)
From net investment income	(5,428)	(7,998)	—	—
From net realized gains	(25,600)	(77,242)	(28)	—
Class R6 (d)
From net investment income	(3,830)	—	—	—
From net realized gains	(15,853)	—	(15,304)	(34,132)
Select Class
From net investment income	(9,633)	(3,556)	—	—
From net realized gains	(53,162)	(59,055)	(3,529)	(8,776)

Total distributions to shareholders	(155,206)	(205,346)	(36,600)	(84,696)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,031,387	187,154	(40,798)	50,292

NET ASSETS:
Change in net assets	2,409,426	55,092	46,921	(207,931)
Beginning of period	3,448,930	3,393,838	1,037,138	1,245,069

End of period	$5,858,356	$3,448,930	$1,084,059	$1,037,138

Accumulated undistributed (distributions in excess of) net investment income	$(75)	$8,726	$(4,169)	$(1,912)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.
(d)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,385	$16,276	$2,827	$4,777
Net realized gain (loss)	56,191	(11,621)	36,073	(25,653)
Change in net unrealized appreciation/depreciation	322,267	(52,243)	226,852	(37,299)

Change in net assets resulting from operations	385,843	(47,588)	265,752	(58,175)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,556)	(3,316)	(192)	(375)
From net realized gains	(390)	(24,024)	(15)	(9,859)
Class C
From net investment income	(124)	(138)	—	—
From net realized gains	(36)	(2,266)	(3)	(1,985)
Class L (formerly Institutional Class)
From net investment income	—	—	(3,751)	(2,157)
From net realized gains	—	—	(45)	(16,302)
Class R2
From net investment income	(182)	(176)	—	(36)
From net realized gains	(37)	(2,034)	(2)	(1,197)
Class R3 (a)
From net investment income	— (b)	—	— (b)	—
From net realized gains	— (b)	—	— (b)	—
Class R4 (a)
From net investment income	— (b)	—	— (b)	—
From net realized gains	— (b)	—	— (b)	—
Class R5 (c)
From net investment income	(643)	(877)	— (b)	—
From net realized gains	(73)	(4,226)	— (b)	—
Class R6
From net investment income	(5,587)	(7,344)	(1,045)	(620)
From net realized gains	(552)	(33,390)	(11)	(4,031)
Select Class
From net investment income	(1,792)	(2,589)	(967)	(1,045)
From net realized gains	(217)	(11,883)	(19)	(11,139)

Total distributions to shareholders	(12,189)	(92,263)	(6,050)	(48,746)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(23,852)	22,440	117,872	458,685

NET ASSETS:
Change in net assets	349,802	(117,411)	377,574	351,764
Beginning of period	1,753,332	1,870,743	1,323,312	971,548

End of period	$2,103,134	$1,753,332	$1,700,886	$1,323,312

Accumulated undistributed (distributions in excess of) net investment income	$(856)	$2,643	$(581)	$2,547

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$5,567	$10,070	$66	$23
Distributions reinvested	6,122	6,411	7	—
Cost of shares redeemed	(7,725)	(14,402)	(5)	—

Change in net assets resulting from Class A capital transactions	$3,964	$2,079	$68	$23

Class C (a)
Proceeds from shares issued	$8,079	$13,161	$30	$20
Distributions reinvested	888	856	5	—
Cost of shares redeemed	(5,636)	(17,151)	(3)	—

Change in net assets resulting from Class C capital transactions	$3,331	$(3,134)	$32	$20

Class R5 (b)
Proceeds from shares issued	$—	$—	$22,673	$82,011
Distributions reinvested	—	—	15,728	71,593
Cost of shares redeemed	—	—	(27,769)	(116,062)
Redemptions in-kind (See Note 7)	—	—	—	(530,784)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$10,632	$(493,242)

Class R6 (a)
Proceeds from shares issued	$—	$—	$—	$20
Distributions reinvested	—	—	2	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$2	$20

Select Class
Proceeds from shares issued	$5,881	$68,912	$—	$—
Distributions reinvested	8,203	39,841	—	—
Cost of shares redeemed	(20,782)	(317,159)	—	—

Change in net assets resulting from Select Class capital transactions	$(6,698)	$(208,406)	$10,632	$(493,242)

Total change in net assets resulting from capital transactions	$597	$(209,461)	$10,734	$(493,179)

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A (a)
Issued	284	478	1		1
Reinvested	331	327	—	(b)	—
Redeemed	(374)	(712)	—	(b)	—

Change in Class A Shares	241	93	1		1

Class C (a)
Issued	535	780	—	(b)	1
Reinvested	62	54	—	(b)	—
Redeemed	(333)	(1,015)	—	(b)	—

Change in Class C Shares	264	(181)	—	(b)	1

Class R5 (c)
Issued	—	—	452		1,600
Reinvested	—	—	315		1,578
Redeemed	—	—	(560)		(2,421)
Redemptions in-kind (See Note 7)	—	—	—		(11,691)

Change in Class R5 Shares	—	—	207		(10,934)

Class R6 (a)
Issued	—	—	—		1
Reinvested	—	—	—	(b)	—

Change in Class R6 Shares	—	—	—	(b)	1

Select Class
Issued	258	3,027	—		—
Reinvested	395	1,842	—		—
Redeemed	(928)	(15,456)	—		—

Change in Select Class Shares	(275)	(10,587)	—		(10,934)

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	Amount rounds to less than 500.
(c)	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$568,894	$797,670	$14,591	$34,331
Distributions reinvested	33,701	49,673	5,928	17,120
Cost of shares redeemed	(145,303)	(225,187)	(39,415)	(82,368)
Redemptions in-kind (See Note 7)	—	(545,339)	—	—

Change in net assets resulting from Class A capital transactions	$457,292	$76,817	$(18,896)	$(30,917)

Class C
Proceeds from shares issued	$92,817	$39,875	$1,087	$1,342
Distributions reinvested	5,234	2,583	747	1,891
Cost of shares redeemed	(7,847)	(7,079)	(2,692)	(5,168)

Change in net assets resulting from Class C capital transactions	$90,204	$35,379	$(858)	$(1,935)

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$45,916	$114,481
Distributions reinvested	—	—	8,911	18,231
Cost of shares redeemed	—	—	(69,483)	(81,578)

Change in net assets resulting from Class L capital transactions	$—	$—	$(14,656)	$51,134

Class R2
Proceeds from shares issued	$6,063	$3,684	$1,287	$3,627
Distributions reinvested	156	147	749	1,908
Cost of shares redeemed	(1,562)	(1,850)	(3,993)	(6,699)

Change in net assets resulting from Class R2 capital transactions	$4,657	$1,981	$(1,957)	$(1,164)

Class R3 (a)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	1	—	—	—
Cost of shares redeemed	— (b)	—	—	—

Change in net assets resulting from Class R3 capital transactions	$21	$—	$—	$—

Class R4 (a)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	— (b)	—	—	—
Cost of shares redeemed	— (b)	—	—	—

Change in net assets resulting from Class R4 capital transactions	$20	$—	$—	$—

Class R5 (c)
Proceeds from shares issued	$306,702	$327,668	$1,208	$—
Distributions reinvested	28,546	80,413	28	—
Cost of shares redeemed	(610,243)	(243,746)	(353)	—

Change in net assets resulting from Class R5 capital transactions	$(274,995)	$164,335	$883	$—

Class R6 (d)
Proceeds from shares issued	$701,731	$25,790	$30,949	$130,485
Distributions reinvested	19,663	—	15,304	34,132
Cost of shares redeemed	(16,038)	(173)	(41,625)	(105,409)

Change in net assets resulting from Class R6 capital transactions	$705,356	$25,617	$4,628	$59,208

Select Class
Proceeds from shares issued	$1,245,493	$643,933	$15,723	$29,505
Distributions reinvested	56,261	55,589	3,133	7,984
Cost of shares redeemed	(252,922)	(816,497)	(28,798)	(63,523)

Change in net assets resulting from Select Class capital transactions	$1,048,832	$(116,975)	$(9,942)	$(26,034)

Total change in net assets resulting from capital transactions	$2,031,387	$187,154	$(40,798)	$50,292

(a)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.
(d)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	12,764	20,677	1,161	2,821
Reinvested	733	1,292	476	1,466
Redeemed	(3,299)	(5,663)	(3,154)	(7,028)
Redemptions in-kind (See Note 7)	—	(13,733)	—	—

Change in Class A Shares	10,198	2,573	(1,517)	(2,741)

Class C
Issued	2,700	1,307	112	143
Reinvested	149	87	79	210
Redeemed	(230)	(228)	(282)	(572)

Change in Class C Shares	2,619	1,166	(91)	(219)

Class L (formerly Institutional Class)
Issued	—	—	3,281	8,718
Reinvested	—	—	640	1,407
Redeemed	—	—	(4,991)	(6,315)

Change in Class L Shares	—	—	(1,070)	3,810

Class R2
Issued	140	93	105	309
Reinvested	3	4	62	167
Redeemed	(36)	(46)	(328)	(566)

Change in Class R2 Shares	107	51	(161)	(90)

Class R3 (a)
Issued	1	—	—	—
Reinvested	— (b)	—	—	—

Change in Class R3 Shares	1	—	—	—

Class R4 (a)
Issued	— (b)	—	—	—
Reinvested	— (b)	—	—	—

Change in Class R4 Shares	— (b)	—	—	—

Class R5 (c)
Issued	5,978	7,138	85	—
Reinvested	541	1,832	2	—
Redeemed	(12,491)	(5,295)	(24)	—

Change in Class R5 Shares	(5,972)	3,675	63	—

Class R6 (d)
Issued	14,173	549	2,174	10,137
Reinvested	372	—	1,091	2,617
Redeemed	(317)	(4)	(2,987)	(8,387)

Change in Class R6 Shares	14,228	545	278	4,367

Select Class
Issued	24,518	14,082	1,144	2,235
Reinvested	1,069	1,270	231	630
Redeemed	(4,960)	(17,314)	(2,138)	(4,737)

Change in Select Class Shares	20,627	(1,962)	(763)	(1,872)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.
(d)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$77,818	$138,661	$48,913	$112,560
Distributions reinvested	2,757	25,666	184	9,251
Cost of shares redeemed	(135,168)	(186,013)	(57,409)	(108,488)

Change in net assets resulting from Class A capital transactions	$(54,593)	$(21,686)	$(8,312)	$13,323

Class C
Proceeds from shares issued	$2,911	$3,797	$4,169	$17,408
Distributions reinvested	144	2,160	3	1,817
Cost of shares redeemed	(5,594)	(10,313)	(7,673)	(12,981)

Change in net assets resulting from Class C capital transactions	$(2,539)	$(4,356)	$(3,501)	$6,244

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$199,697	$366,693
Distributions reinvested	—	—	3,378	17,359
Cost of shares redeemed	—	—	(125,976)	(113,529)

Change in net assets resulting from Class L capital transactions	$—	$—	$77,099	$270,523

Class R2
Proceeds from shares issued	$10,031	$16,117	$8,027	$25,767
Distributions reinvested	203	2,028	2	944
Cost of shares redeemed	(9,691)	(15,854)	(6,483)	(7,774)

Change in net assets resulting from Class R2 capital transactions	$543	$2,291	$1,546	$18,937

Class R3 (a)
Proceeds from shares issued	$20	$—	$20	$—
Distributions reinvested	— (b)	—	— (b)	—

Change in net assets resulting from Class R3 capital transactions	$20	$—	$20	$—

Class R4 (a)
Proceeds from shares issued	$20	$—	$20	$—
Distributions reinvested	— (b)	—	— (b)	—

Change in net assets resulting from Class R4 capital transactions	$20	$—	$20	$—

Class R5 (c)
Proceeds from shares issued	$23,272	$31,169	$20	$—
Distributions reinvested	655	4,681	— (b)	—
Cost of shares redeemed	(29,038)	(34,423)	—	—

Change in net assets resulting from Class R5 capital transactions	$(5,111)	$1,427	$20	$—

Class R6
Proceeds from shares issued	$110,556	$383,830	$85,747	$100,275
Distributions reinvested	6,139	40,732	1,023	4,436
Cost of shares redeemed	(104,129)	(173,847)	(16,783)	(26,418)

Change in net assets resulting from Class R6 capital transactions	$12,566	$250,715	$69,987	$78,293

Select Class
Proceeds from shares issued	$81,372	$106,814	$38,925	$166,060
Distributions reinvested	1,881	12,987	921	11,293
Cost of shares redeemed	(58,011)	(325,752)	(58,853)	(105,988)

Change in net assets resulting from Select Class capital transactions	$25,242	$(205,951)	$(19,007)	$71,365

Total change in net assets resulting from capital transactions	$(23,852)	$22,440	$117,872	$458,685

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	2,853	5,761	2,953	7,413
Reinvested	95	1,114	10	626
Redeemed	(5,021)	(7,728)	(3,470)	(7,196)

Change in Class A Shares	(2,073)	(853)	(507)	843

Class C
Issued	125	184	258	1,176
Reinvested	6	111	— (a)	127
Redeemed	(247)	(506)	(478)	(897)

Change in Class C Shares	(116)	(211)	(220)	406

Class L (formerly Institutional Class)
Issued	—	—	11,777	24,199
Reinvested	—	—	181	1,150
Redeemed	—	—	(7,274)	(7,566)

Change in Class L Shares	—	—	4,684	17,783

Class R2
Issued	369	675	487	1,706
Reinvested	7	89	— (a)	65
Redeemed	(363)	(669)	(395)	(528)

Change in Class R2 Shares	13	95	92	1,243

Class R3 (b)
Issued	1	—	1	—
Reinvested	— (a)	—	— (a)	—

Change in Class R3 Shares	1	—	1	—

Class R4 (b)
Issued	1	—	1	—
Reinvested	— (a)	—	— (a)	—

Change in Class R4 Shares	1	—	1	—

Class R5 (c)
Issued	795	1,223	1	—
Reinvested	21	193	— (a)	—
Redeemed	(989)	(1,376)	—	—

Change in Class R5 Shares	(173)	40	1	—

Class R6
Issued	3,771	14,544	4,837	6,414
Reinvested	201	1,675	55	294
Redeemed	(3,584)	(7,015)	(991)	(1,663)

Change in Class R6 Shares	388	9,204	3,901	5,045

Select Class
Issued	2,841	4,250	2,288	10,694
Reinvested	62	535	50	748
Redeemed	(1,994)	(12,338)	(3,403)	(6,898)

Change in Select Class Shares	909	(7,553)	(1,065)	4,544

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$19.14	$(0.08)		$2.46	$2.38	$(3.19)
Year Ended June 30, 2016	26.04	(0.16)		(3.52)	(3.68)	(3.22)
Year Ended June 30, 2015	25.11	(0.20)		3.17	2.97	(2.04)
Year Ended June 30, 2014	23.10	(0.24)		4.44	4.20	(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(g)	5.17	5.03	(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(h)	(1.24)	(1.37)	—

Class C
Six Months Ended December 31, 2016 (Unaudited)	15.58	(0.11)		2.00	1.89	(3.19)
Year Ended June 30, 2016	21.97	(0.22)		(2.95)	(3.17)	(3.22)
Year Ended June 30, 2015	21.61	(0.28)		2.68	2.40	(2.04)
Year Ended June 30, 2014	20.25	(0.32)		3.87	3.55	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(g)	4.55	4.33	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(h)	(1.10)	(1.30)	—

Select Class
Six Months Ended December 31, 2016 (Unaudited)	21.17	(0.06)		2.71	2.65	(3.19)
Year Ended June 30, 2016	28.34	(0.14)		(3.81)	(3.95)	(3.22)
Year Ended June 30, 2015	27.08	(0.15)		3.45	3.30	(2.04)
Year Ended June 30, 2014	24.70	(0.19)		4.76	4.57	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(g)	5.51	5.44	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(h)	(1.31)	(1.37)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27) and $(0.14) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.51)% and (0.64)% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.17), $(0.23) and $(0.10) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.94)%, (1.43)% and (0.53)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$18.33	12.32%	$57,647	1.25%	(0.75)%		1.55%	23%
19.14	(14.42)	55,583	1.25	(0.76)		1.51	56
26.04	13.02	73,175	1.25	(0.82)		1.44	48
25.11	18.56	86,997	1.33	(0.95)		1.38	65
23.10	27.61	77,408	1.44	(0.70	)(g)	1.44	65
18.83	(6.78)	64,997	1.47	(0.72	)(h)	1.48	63

14.28	11.98	33,786	1.74	(1.24)		2.17	23
15.58	(14.80)	32,734	1.75	(1.27)		2.12	56
21.97	12.46	50,162	1.75	(1.32)		2.02	48
21.61	17.93	55,458	1.83	(1.45)		1.88	65
20.25	26.96	54,171	1.94	(1.20	)(g)	1.94	65
16.68	(7.23)	50,144	1.97	(1.21	)(h)	1.98	63

20.63	14.29	57,283	1.00	(0.50)		1.24	23
21.17	(14.19)	64,589	1.00	(0.57)		1.09	56
28.34	13.30	386,459	1.00	(0.57)		1.11	48
27.08	18.87	417,048	1.06	(0.69)		1.13	65
24.70	28.02	387,402	1.09	(0.33	)(g)	1.19	65
20.02	(6.40)	219,805	1.10	(0.32	)(h)	1.22	63

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$45.88	$0.07	(g)	$9.39	$9.46	$(0.20)	$(5.13)	$(5.33)
May 31, 2016 (f) through June 30, 2016	45.81	0.02	(g)(h)	0.05	0.07	—	—	—

Class C
Six Months Ended December 31, 2016 (Unaudited)	45.86	(0.07	)(g)	9.39	9.32	(0.09)	(5.13)	(5.22)
May 31, 2016 (f) through June 30, 2016	45.81	—	(g)(h)(i)	0.05	0.05	—	—	—

Class R5 (formerly Select Class)
Six Months Ended December 31, 2016 (Unaudited)	45.90	0.15	(g)	9.43	9.58	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(g)(h)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)
Year Ended June 30, 2015	58.70	0.37	(g)	3.20	3.57	(0.10)	(5.99)	(6.09)
Year Ended June 30, 2014	48.11	0.15	(j)	13.44	13.59	(0.27)	(2.73)	(3.00)
Year Ended June 30, 2013	37.54	0.37	(k)	10.63	11.00	(0.43)	—	(0.43)
Year Ended June 30, 2012	39.44	0.27	(l)	(1.98)	(1.71)	(0.19)	—	(0.19)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	45.90	0.16	(g)	9.44	9.60	(0.25)	(5.13)	(5.38)
May 31, 2016 (f) through June 30, 2016	45.81	0.04	(g)(h)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of offering of class of shares.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Class R5 Shares.
(k)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Class R5 Shares.
(l)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$50.01	20.71%	$93	1.24%	0.27%		1.60%	22%
45.88	0.15	23	1.25	0.56	(h)	1.39	58

49.96	20.43	53	1.74	(0.28)		2.03	22
45.86	0.11	20	1.74	0.06	(h)	1.89	58

50.19	20.97	190,358	0.79	0.59		1.21	22
45.90	(8.97)	164,573	0.80	0.30	(h)	1.16	58
56.18	7.01	815,652	0.80	0.66		1.13	56
58.70	28.95	703,307	0.79	0.28	(j)	1.12	51
48.11	29.50	522,295	0.79	0.84	(k)	1.19	55
37.54	(4.29)	406,590	0.80	0.64	(l)	1.02	45

50.12	21.02	24	0.74	0.64		1.03	22
45.90	0.20	20	0.74	1.06	(h)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$41.68	$0.08	(g)	$5.28	$5.36	$(0.12)	$(1.25)	$(1.37)
Year Ended June 30, 2016	44.68	0.13	(g)	0.08	0.21	(0.14)	(3.07)	(3.21)
Year Ended June 30, 2015	46.56	0.08		2.98	3.06	(0.08)	(4.86)	(4.94)
Year Ended June 30, 2014	39.94	0.10	(h)	8.97	9.07	(0.07)	(2.38)	(2.45)
Year Ended June 30, 2013	36.02	0.29	(i)	7.39	7.68	(0.36)	(3.40)	(3.76)
Year Ended June 30, 2012	36.72	0.07		1.09	1.16	(0.10)	(1.76)	(1.86)

Class C
Six Months Ended December 31, 2016 (Unaudited)	32.21	(0.02	)(g)	4.07	4.05	(0.11)	(1.25)	(1.36)
Year Ended June 30, 2016	35.32	(0.06	)(g)	0.02	(0.04)	—	(3.07)	(3.07)
Year Ended June 30, 2015	37.96	(0.12)		2.34	2.22	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(h)	7.38	7.28	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(i)	6.15	6.24	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08)		0.89	0.81	—	(1.76)	(1.76)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	41.08	0.03	(g)	5.18	5.21	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2016	44.04	0.01	(g)	0.10	0.11	—	(3.07)	(3.07)
Year Ended June 30, 2015	45.99	(0.04)		2.95	2.91	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(h)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(i)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01)		1.07	1.06	(0.04)	(1.76)	(1.80)

Class R3
September 9, 2016 (j) through December 31, 2016 (Unaudited)	43.22	0.08	(g)	3.74	3.82	(0.23)	(1.25)	(1.48)

Class R4
September 9, 2016 (j) through December 31, 2016 (Unaudited)	49.28	0.13	(g)	4.26	4.39	(0.25)	(1.25)	(1.50)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	47.57	0.18	(g)	6.06	6.24	(0.26)	(1.25)	(1.51)
Year Ended June 30, 2016	50.43	0.36	(g)	0.15	0.51	(0.30)	(3.07)	(3.37)
Year Ended June 30, 2015	51.88	0.34		3.37	3.71	(0.30)	(4.86)	(5.16)
Year Ended June 30, 2014	44.21	0.36	(h)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(i)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28		1.19	1.47	(0.28)	(1.76)	(2.04)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	47.57	0.36	(g)	5.89	6.25	(0.29)	(1.25)	(1.54)
May 31, 2016 (j) through June 30, 2016	47.04	0.06	(g)	0.47	0.53	—	—	—

Select Class
Six Months Ended December 31, 2016 (Unaudited)	47.50	0.17	(g)	6.00	6.17	(0.21)	(1.25)	(1.46)
Year Ended June 30, 2016	50.31	0.25	(g)	0.17	0.42	(0.16)	(3.07)	(3.23)
Year Ended June 30, 2015	51.78	0.24		3.36	3.60	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(h)	9.94	10.20	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(i)	8.15	8.59	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19		1.20	1.39	(0.20)	(1.76)	(1.96)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $(0.15), $0.20 and $0.10 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.59)%, (0.34)%, 0.41% and 0.21% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$45.67	12.83%	$1,272,775	1.29%	0.34	%(g)	1.36%	7%
41.68	1.10	736,629	1.29	0.31	(g)	1.38	32
44.68	7.49	674,619	1.29	0.17		1.39	20
46.56	23.27	738,967	1.29	0.23	(h)	1.37	30
39.94	23.11	696,784	1.29	0.78	(i)	1.39	25
36.02	3.79	618,705	1.30	0.21		1.41	27

34.90	12.54	167,427	1.79	(0.10	)(g)	1.83	7
32.21	0.63	70,176	1.79	(0.20	)(g)	1.85	32
35.32	6.92	35,783	1.79	(0.33)		1.87	20
37.96	22.67	39,824	1.79	(0.26	)(h)	1.87	30
33.06	22.50	37,039	1.79	0.28	(i)	1.88	25
30.46	3.26	34,994	1.80	(0.29)		1.91	27

44.94	12.66	10,617	1.54	0.12	(g)	1.66	7
41.08	0.85	5,313	1.54	0.03	(g)	1.72	32
44.04	7.23	3,446	1.54	(0.08)		1.73	20
45.99	22.95	3,883	1.54	(0.02	)(h)	1.62	30
39.52	22.80	4,909	1.54	0.53	(i)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27

45.56	8.80	22	1.24	0.61	(g)	1.25	7

52.17	8.89	22	0.99	0.86	(g)	1.00	7

52.30	13.09	1,171,021	0.79	0.70	(g)	0.85	7
47.57	1.62	1,349,107	0.79	0.78	(g)	0.86	32
50.43	8.03	1,244,878	0.79	0.68		0.89	20
51.88	23.90	1,177,534	0.79	0.73	(h)	0.92	30
44.21	23.71	814,942	0.79	1.25	(i)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27

52.28	13.12	772,378	0.74	1.37	(g)	0.75	7
47.57	1.13	25,933	0.73	1.60	(g)	0.75	32

52.21	12.97	2,464,094	0.99	0.66	(g)	1.05	7
47.50	1.41	1,261,772	0.99	0.54	(g)	1.14	32
50.31	7.81	1,435,112	0.99	0.48		1.14	20
51.78	23.65	1,443,768	0.99	0.53	(h)	1.12	30
44.14	23.48	1,134,887	0.99	1.07	(i)	1.14	25
39.41	4.09	1,076,509	1.00	0.51		1.16	27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$11.43	$(0.05	)(g)	$1.44	$1.39	$(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(g)	1.77	1.66	(1.12)
Year Ended June 30, 2014	13.00	(0.12)		2.52	2.40	(1.44)
Year Ended June 30, 2013	11.13	(0.06	)(h)	2.94	2.88	(1.01)
Year Ended June 30, 2012	12.17	(0.05	)(i)	(0.77)	(0.82)	(0.22)

Class C
Six Months Ended December 31, 2016 (Unaudited)	8.82	(0.06	)(g)	1.10	1.04	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(g)	1.40	1.26	(1.12)
Year Ended June 30, 2014	10.87	(0.16)		2.09	1.93	(1.44)
Year Ended June 30, 2013	9.51	(0.10	)(h)	2.47	2.37	(1.01)
Year Ended June 30, 2012	10.48	(0.09	)(i)	(0.66)	(0.75)	(0.22)

Class L (formerly Institutional Class)
Six Months Ended December 31, 2016 (Unaudited)	12.72	(0.02	)(g)	1.58	1.56	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(g)	1.94	1.88	(1.12)
Year Ended June 30, 2014	13.96	(0.07)		2.72	2.65	(1.44)
Year Ended June 30, 2013	11.84	(0.01	)(h)	3.14	3.13	(1.01)
Year Ended June 30, 2012	12.87	(0.01	)(i)	(0.80)	(0.81)	(0.22)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	11.15	(0.06	)(g)	1.39	1.33	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(g)	1.73	1.59	(1.12)
Year Ended June 30, 2014	12.84	(0.16)		2.49	2.33	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(h)	2.91	2.82	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(i)	(0.76)	(0.84)	(0.22)

Class R5
September 9, 2016 (j) through December 31, 2016 (Unaudited)	13.75	(0.01	)(g)	0.54	0.53	(0.46)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	12.80	(0.02	)(g)	1.61	1.59	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(g)	1.95	1.90	(1.12)
Year Ended June 30, 2014	14.00	(0.06)		2.73	2.67	(1.44)
Year Ended June 30, 2013	11.85	—	(h)(k)	3.16	3.16	(1.01)
Year Ended June 30, 2012	12.88	—	(i)(k)	(0.81)	(0.81)	(0.22)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	12.42	(0.03	)(g)	1.55	1.52	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(g)	1.90	1.82	(1.12)
Year Ended June 30, 2014	13.77	(0.09)		2.67	2.58	(1.44)
Year Ended June 30, 2013	11.70	(0.03	)(h)	3.11	3.08	(1.01)
Year Ended June 30, 2012	12.74	(0.02	)(i)	(0.80)	(0.82)	(0.22)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.13), $(0.05), $(0.12), $(0.04) and $(0.07) for Class A, Class C, Class L, Class R2, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (0.40)%, (1.04)%, (0.29)% and (0.54)% for Class A, Class C, Class L, Class R2, Class R6 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.27), $(0.10), $(0.02) and $(0.40) for Class A, Class C, Class L, Class R2, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (0.03)%, (0.92)%, (0.19)% and (0.05)% for Class A, Class C, Class L, Class R2, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.005.
(l)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$12.36	12.14%	$174,807	1.24%	(0.75	)%(g)	1.49%	17%
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47
14.50	13.04	266,805	1.25	(0.82	)(g)	1.42	50
13.96	18.94	282,408	1.25	(0.86)		1.37	58
13.00	27.94	249,986	1.24	(0.50	)(h)	1.42	60
11.13	(6.59)	219,946	1.25	(0.46	)(i)	1.44	58

9.40	11.76	18,570	1.74	(1.24	)(g)	1.89	17
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47
11.50	12.47	26,297	1.75	(1.32	)(g)	1.87	50
11.36	18.29	28,035	1.75	(1.36)		1.87	58
10.87	27.30	25,415	1.74	(1.00	)(h)	1.92	60
9.51	(6.99)	23,689	1.75	(0.97	)(i)	1.94	58

13.82	12.24	280,206	0.85	(0.35	)(g)	0.94	17
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47
15.93	13.47	279,248	0.85	(0.42	)(g)	0.95	50
15.17	19.46	302,087	0.85	(0.46)		0.97	58
13.96	28.39	230,458	0.85	(0.11	)(h)	1.02	60
11.84	(6.15)	226,834	0.85	(0.06	)(i)	1.04	58

12.02	11.90	21,002	1.49	(1.00	)(g)	1.75	17
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47
14.20	12.74	28,364	1.50	(1.07	)(g)	1.72	50
13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(h)	1.67	60
11.03	(6.80)	22,514	1.50	(0.71	)(i)	1.69	58

13.82	3.83	878	0.80	(0.22	)(g)	0.81	17

13.93	12.40	487,982	0.75	(0.24	)(g)	0.76	17
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47
16.01	13.55	486,724	0.75	(0.31	)(g)	0.79	50
15.23	19.55	355,032	0.75	(0.36)		0.87	58
14.00	28.63	248,415	0.75	0.00	(h)(l)	0.92	60
11.85	(6.14)	200,960	0.75	0.02	(i)	0.94	58

13.48	12.21	100,614	0.99	(0.49	)(g)	1.18	17
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47
15.61	13.29	157,631	1.00	(0.57	)(g)	1.16	50
14.91	19.20	156,585	1.00	(0.62)		1.12	58
13.77	28.30	148,078	1.00	(0.25	)(h)	1.17	60
11.70	(6.29)	123,887	1.00	(0.21	)(i)	1.19	58

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$24.64	$0.07	(g)	$5.40	$5.47	$(0.13)	$(0.02)	$(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2015	27.98	0.22		(0.01)	0.21	(0.20)	(1.34)	(1.54)
Year Ended June 30, 2014	23.77	0.12	(h)	4.87	4.99	(0.11)	(0.67)	(0.78)
Year Ended June 30, 2013	18.75	0.21	(i)	5.04	5.25	(0.23)	—	(0.23)
Year Ended June 30, 2012	18.99	0.14		(0.22)	(0.08)	(0.16)	—	(0.16)

Class C
Six Months Ended December 31, 2016 (Unaudited)	20.82	(0.01	)(g)	4.56	4.55	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05		(0.01)	0.04	(0.11)	(1.34)	(1.45)
Year Ended June 30, 2014	20.73	(0.03	)(h)	4.22	4.19	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(i)	4.41	4.47	(0.14)	—	(0.14)
Year Ended June 30, 2012	16.64	0.03		(0.19)	(0.16)	(0.08)	—	(0.08)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	24.48	0.04	(g)	5.35	5.39	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16		(0.02)	0.14	(0.14)	(1.34)	(1.48)
Year Ended June 30, 2014	23.67	0.07	(h)	4.83	4.90	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(i)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10		(0.23)	(0.13)	(0.12)	—	(0.12)

Class R3
September 9, 2016 (i) through December 31, 2016 (Unaudited)	25.89	0.07	(g)	4.14	4.21	(0.15)	(0.02)	(0.17)

Class R4
September 9, 2016 (i) through December 31, 2016 (Unaudited)	27.30	0.10		4.36	4.46	(0.17)	(0.02)	(0.19)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	25.97	0.13	(g)	5.68	5.81	(0.17)	(0.02)	(0.19)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)
Year Ended June 30, 2015	29.31	0.34		(0.02)	0.32	(0.28)	(1.34)	(1.62)
Year Ended June 30, 2014	24.85	0.23	(h)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(i)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20		(0.22)	(0.02)	(0.22)	—	(0.22)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	25.99	0.14	(g)	5.70	5.84	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)
Year Ended June 30, 2015	29.33	0.37		(0.02)	0.35	(0.31)	(1.34)	(1.65)
Year Ended June 30, 2014	24.87	0.24	(h)	5.09	5.33	(0.20)	(0.67)	(0.87)
Year Ended June 30, 2013	19.59	0.29	(i)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22		(0.23)	(0.01)	(0.23)	—	(0.23)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	25.97	0.11	(g)	5.68	5.79	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)
Year Ended June 30, 2015	29.31	0.31		(0.02)	0.29	(0.26)	(1.34)	(1.60)
Year Ended June 30, 2014	24.86	0.2	(h)	5.09	5.29	(0.17)	(0.67)	(0.84)
Year Ended June 30, 2013	19.58	0.26	(i)	5.29	5.55	(0.27)	—	(0.27)
Year Ended June 30, 2012	19.82	0.19		(0.23)	(0.04)	(0.20)	—	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $0.05, $0.22, $0.23 and $0.18 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.20)%, 0.20%, 0.79%, 0.82% and 0.66% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$29.96	22.20%	$608,179	1.24%	0.51	%(g)	1.49%	11%
24.64	(2.54)	551,313	1.25	0.69		1.53	46
26.65	1.04	618,977	1.24	0.84		1.44	38
27.98	21.24	516,950	1.24	0.46	(h)	1.40	40
23.77	28.08	332,177	1.24	0.98	(i)	1.39	38
18.75	(0.36)	184,920	1.25	0.79		1.41	38

25.28	21.84	47,039	1.85	(0.09	)(g)	1.90	11
20.82	(3.12)	41,161	1.86	0.07		1.94	46
22.77	0.42	49,815	1.85	0.23		1.89	38
24.19	20.45	52,909	1.84	(0.15	)(h)	1.89	40
20.73	27.35	41,108	1.85	0.34	(i)	1.89	38
16.40	(0.96)	28,834	1.86	0.18		1.91	38

29.76	22.04	57,880	1.49	0.28	(g)	1.81	11
24.48	(2.78)	47,309	1.50	0.45		1.91	46
26.49	0.77	48,675	1.49	0.59		1.76	38
27.83	20.95	47,939	1.49	0.25	(h)	1.66	40
23.67	27.79	15,500	1.49	0.69	(i)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38

29.93	16.29	23	1.26	0.85	(g)	1.26	11

31.57	16.37	23	1.01	1.10	(g)	1.01	11

31.59	22.41	112,141	0.89	0.88	(g)	0.90	11
25.97	(2.21)	96,674	0.90	1.04		0.93	46
28.01	1.39	103,149	0.91	1.19		0.93	38
29.31	21.67	79,792	0.90	0.85	(h)	0.95	40
24.85	28.53	32,304	0.90	1.28	(i)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38

31.62	22.51	928,746	0.76	1.01	(g)	0.76	11
25.99	(2.07)	753,439	0.77	1.21		0.77	46
28.03	1.49	554,522	0.79	1.32		0.81	38
29.33	21.71	453,645	0.85	0.87	(h)	0.90	40
24.87	28.62	207,613	0.85	1.32	(i)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38

31.58	22.32	349,103	0.99	0.79	(g)	1.14	11
25.97	(2.28)	263,436	1.00	0.88		1.18	46
28.00	1.27	495,605	0.99	1.10		1.14	38
29.31	21.52	404,848	0.99	0.71	(h)	1.15	40
24.86	28.47	266,018	0.99	1.19	(i)	1.14	38
19.58	(0.11)	196,102	1.00	1.04		1.16	38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$15.09	$0.01	(g)	$2.89		$2.90	$(0.01)	$— (k)	$(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)		(1.18)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.25	0.03		1.22		1.25	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(h)	3.39		3.38	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.31	0.04	(i)	2.89		2.93	(0.07)	—	(0.07)
Year Ended June 30, 2012	10.62	0.02		(0.33	)(j)	(0.31)	—	—	—

Class C
Six Months Ended December 31, 2016 (Unaudited)	14.57	(0.03	)(g)	2.79		2.76	—	— (k)	— (k)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)		(1.22)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05)		1.19		1.14	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(h)	3.32		3.24	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(i)	2.83		2.81	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02)		(0.34	)(j)	(0.36)	—	—	—

Class L (formerly Institutional Class)
Six Months Ended December 31, 2016 (Unaudited)	15.39	0.04	(g)	2.96		3.00	(0.09)	— (k)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)		(1.14)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11		1.24		1.35	(0.04)	(0.54)	(0.58)
Year Ended June 30, 2014	13.35	0.06	(h)	3.44		3.50	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(i)	2.92		3.02	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06		(0.34	)(j)	(0.28)	(0.04)	—	(0.04)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	14.88	(0.01	)(g)	2.85		2.84	—	— (k)	— (k)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)		(1.20)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01)		1.20		1.19	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(h)	3.38		3.33	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(i)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011 (l) through June 30, 2012	9.02	—	(k)	1.27	(j)	1.27	(0.04)	—	(0.04)

Class R3
September 9, 2016 (l) through December 31, 2016 (Unaudited)	16.02	0.02	(g)	1.95		1.97	(0.07)	— (k)	(0.07)

Class R4
September 9, 2016 through December 31, 2016 (Unaudited)	16.36	0.03	(g)	2.00		2.03	(0.09)	— (k)	(0.09)

Class R5
September 9, 2016 (l) through December 31, 2016 (Unaudited)	16.35	0.04		2.00		2.04	(0.10)	—	(0.10)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	15.40	0.06	(g)	2.95		3.01	(0.10)	— (k)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)		(1.12)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12		1.24		1.36	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(h)	3.46		3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(i)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011 (l) through June 30, 2012	9.13	0.05		1.29	(j)	1.34	(0.04)	—	(0.04)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	15.40	0.03	(g)	2.95		2.98	(0.05)	— (k)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)		(1.16)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08		1.24		1.32	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(h)	3.45		3.48	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(i)	2.92		3.00	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05		(0.33	)(j)	(0.28)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.09), $0.05, $(0.05), $0.06 and $0.02 for Class A, Class C, Class L, Class R2, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, 0.34%, (0.36)%, 0.38% and 0.13% for Class A, Class C, Class L, Class R2, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)		Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$17.98	19.24%		$260,469	1.25%	0.08	%(g)	1.39%	20%
15.09	(6.86)		226,309	1.26	0.15		1.44	49
16.96	7.98		240,064	1.25	0.21		1.40	56
16.25	25.86		126,858	1.25	(0.08	)(h)	1.34	51
13.17	28.54		49,607	1.25	0.31	(i)	1.43	54
10.31	(2.92	)(j)	8,411	1.26	0.17		1.59	74

17.33	18.95		50,807	1.75	(0.42	)(g)	1.87	20
14.57	(7.35)		45,932	1.76	(0.34)		1.91	49
16.46	7.47		45,202	1.75	(0.28)		1.88	56
15.86	25.27		22,539	1.75	(0.57	)(h)	1.84	51
12.91	27.83		6,972	1.75	(0.18	)(i)	1.93	54
10.14	(3.43	)(j)	1,247	1.76	(0.26)		2.10	74

18.30	19.46		784,140	0.82	0.52	(g)	0.87	20
15.39	(6.48)		587,279	0.82	0.63		0.90	49
17.28	8.49		352,036	0.82	0.64		0.94	56
16.51	26.42		216,698	0.82	0.39	(h)	0.94	51
13.35	29.08		30,226	0.82	0.79	(i)	1.05	54
10.43	(2.59	)(j)	9,350	0.83	0.62		1.19	74

17.72	19.09		42,500	1.50	(0.17	)(g)	1.71	20
14.88	(7.09)		34,326	1.51	(0.05)		1.75	49
16.77	7.66		17,846	1.50	(0.04)		1.66	56
16.12	25.66		9,785	1.50	(0.32	)(h)	1.59	51
13.09	28.19		1,744	1.50	(0.20	)(i)	1.65	54
10.25	14.17	(j)	57	1.51	0.02		1.91	74

17.92	12.32		22	1.23	0.32	(g)	1.24	20

18.30	12.38		22	0.98	0.57	(g)	0.99	20

18.29	12.45		23	0.78	0.77	(g)	0.79	20

18.31	19.53		237,692	0.71	0.65	(g)	0.71	20
15.40	(6.39)		139,835	0.73	0.71		0.74	49
17.29	8.54		69,755	0.73	0.73		0.76	56
16.52	26.54		45,604	0.75	0.42	(h)	0.84	51
13.35	29.17		17,232	0.75	0.95	(i)	0.97	54
10.43	14.77	(i)	12,959	0.75	0.70		1.08	74

18.33	19.37		325,211	1.00	0.32	(g)	1.07	20
15.40	(6.63)		289,631	1.00	0.42		1.11	49
17.29	8.25		246,645	1.00	0.45		1.11	56
16.53	26.21		160,279	1.00	0.17	(h)	1.09	51
13.37	28.81		66,928	1.00	0.64	(i)	1.21	54
10.45	(2.60	)(i)	37,935	1.01	0.49		1.35	74
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $0.05, $(0.07), $0.07 and $0.03 for Class A, Class C, Class L, Class R2, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, 0.41%, (0.58)%, 0.56% and 0.25% for Class A, Class C, Class L, Class R2, Class R6 and Select Class Shares, respectively.
(j)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class L and Class R2 Shares.
(k)	Amount rounds to less than $0.005.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Class A*, Class C*, Class R5**, Class R6*, and Select Class***	JPM I	Diversified
Small Cap Equity Fund	Class A, Class C, Class R2, Class R3****, Class R4****, Class R5, Class R6^ and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class C, Class L^^, Class R2, Class R5^^^, Class R6 and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class C, Class R2, Class R3****, Class R4****, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class L^^, Class R2, Class R3****, Class R4****, Class R5^^^, Class R6 and Select Class	JPM I	Diversified

*	Class A, Class C and Class R6 Shares commenced operations on May 31, 2016 for Small Cap Core Fund.
**	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.
***	Select Class commenced operations on January 3, 2017 for Small Cap Core Fund.
****	Class R3 and Class R4 commenced operations on September 9, 2016 for Small Cap Equity Fund, Small Cap Value Fund and U.S. Small Company Fund.
^	Class R6 Shares commenced operations on May 31, 2016 for Small Cap Equity Fund.
^^	Effective December 1, 2016, Institutional Class was renamed Class L.
^^^	Class R5 Shares commenced operations on September 9, 2016 for Small Cap Growth Fund and U.S. Small Company Fund.

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Dynamic Small Cap Growth Fund are publicly offered only on a limited basis. Effective December 1, 2016 Class L Shares for the Small Cap Growth Fund and U.S. Small Company Fund were publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses. Effective as of the close of business on August 12, 2016 through September 14, 2016, Class R5 Shares of the Small Cap Core Fund were publicly offered only on a limited basis. Effective August 25, 2016, all share classes of the Small Cap Growth Fund were publicly offered.

Prior to November 16, 2015, and subsequent to December 30, 2016, all share classes of the Small Cap Equity Fund were publicly offered only on a limited basis. During the period November 16, 2015 through December 29, 2016, Small Cap Equity Fund was publicly offered.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class L, Class R2, Class R3, Class R4, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Dynamic Small Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$149,477	$—	$—		$149,477

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$191,995	$—	$—	(c)	$191,995

Depreciation in Other Financial Instruments
Futures Contracts	$(42)	$—	$—		$(42)

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$5,763,334	$—	$—		$5,763,334

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,089,732	$—	$—		$1,089,732

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$2,110,363	$—	$—	(c)	$2,110,363

Depreciation in Other Financial Instruments
Futures Contracts	$(1,495)	$—	$—		$(1,495)

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (d)	$1,709,171	$—	$—		$1,709,171

Depreciation in Other Financial Instruments
Futures Contracts	$(987)	$—	$—		$(987)

(a)	Portfolio holdings designated in level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Portfolio holdings designated in level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of warrants. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is Zero
(d)	Portfolio holdings designated in level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of a right and warrant. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2016.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2016 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$3,931	$53,341	$49,667
Ending Notional Balance Long	1,900	74,833	49,663

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended December 31, 2016 are as follows (amounts in thousands):

	Class A		Class C		Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Select Class	Total
Dynamic Small Cap Growth Fund
Transfer agency fees	$11		$2		n/a	n/a	n/a		n/a		n/a		n/a		$2	$15
Sub-transfer agency fees	39		49		n/a	n/a	n/a		n/a		n/a		n/a		34	122
Small Cap Core Fund
Transfer agency fees	—	(a)	—	(a)	n/a	n/a	n/a		n/a		$4		$—	(a)	n/a	4
Sub-transfer agency fees	—		—	(a)	n/a	n/a	n/a		n/a		106		—		n/a	106
Small Cap Equity Fund
Transfer agency fees	26		2		n/a	$1	$—	(a)	$—	(a)	9		—	(a)	15	53
Sub-transfer agency fees	524		41		n/a	6	—		—		287		—		462	1,320
Small Cap Growth Fund
Transfer agency fees	27		2		$3	1	n/a		n/a		—		2		4	39
Sub-transfer agency fees	182		11		117	26	n/a		n/a		—		—		84	420
Small Cap Value Fund
Transfer agency fees	159		3		n/a	19	—	(a)	—	(a)	3		7		6	197
Sub-transfer agency fees	486		29		n/a	59	—		—		44		—		198	816
U.S. Small Company Fund
Transfer agency fees	11		4		5	4	—	(a)	—	(a)	—	(a)	3		7	34
Sub-transfer agency fees	214		35		202	45	—		—		—		—		165	661

(a)	Amount rounds to less than 500.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential divi-dend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class L, Class R4, Class R5, Class R6 and Select Class Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Dynamic Small Cap Growth Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	n/a	n/a
Small Cap Equity Fund	0.25	0.75	0.50%	0.25%
Small Cap Growth Fund	0.25	0.75	0.50	n/a
Small Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Dynamic Small Cap Growth Fund	$—	(a)	$—
Small Cap Equity Fund	162		—
Small Cap Growth Fund	13		—
Small Cap Value Fund	13		—	(a)
U.S. Small Company Fund	7		—	(a)

(a)	Amount rounds to less than 500.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class L	Class R2	Class R3	Class R4	Class R5	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a	0.25%
Small Cap Core Fund*	0.25	0.25	n/a	n/a	n/a	n/a	0.05%	n/a
Small Cap Equity Fund	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.05	0.25
Small Cap Growth Fund	0.25	0.25	0.10%	0.25	n/a	n/a	0.05	0.25
Small Cap Value Fund	0.25	0.25	n/a	0.25	0.25	0.25	0.05	0.25
U.S. Small Company Fund	0.25	0.25	0.10	0.25	0.25	0.25	0.05	0.25

* Prior to September 15, 2016 the shareholder servicing fee charged for Small Cap Core was 0.25% for Class R5 Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class L	Class R2		Class R3	Class R4	Class R5	Class R6	Select Class
Dynamic Small Cap Growth Fund	1.25%	1.75%	n/a	n/a		n/a	n/a	n/a	n/a	1.00%
Small Cap Core Fund	1.25	1.75	n/a	n/a		n/a	n/a	0.80%	0.75%	n/a
Small Cap Equity Fund	1.30	1.80	n/a	1.55%		1.25%	1.00%	0.80	0.75	1.00
Small Cap Growth Fund	1.25	1.75	0.85%	1.50		n/a	n/a	0.85	0.75	1.00
Small Cap Value Fund	1.25	1.86	n/a	1.61	*	1.36	1.11	0.91	0.86	1.00
U.S. Small Company Fund	1.26	1.76	0.83	1.51		1.26	1.01	0.86	0.76	1.01

*	The expense limitation agreement is in place until October 31, 2018. For Small Cap Value Fund Class R2 Shares, the Adviser, Administrator and/or Distributor contractually waived fees and/or reimbursed the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.50% of the Fund’s average daily net assets during the period July 1, 2016 through October 31, 2016. During the period November 1, 2016 through December 31, 2016 the Adviser, Administrator and/or Distributor voluntarily waived fees and/or reimbursed the Fund to the extent that total annual operating expenses exceeded 1.50%. The Fund’s service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2016. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018 for Class R5 Shares of Small Cap Core Fund. For all other classes, the contractual expense limitation percentages in the table above are in place until at least October 31, 2017.

For the six months ended December 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$133	$62	$49	$244	$—
Small Cap Core Fund	158	72	102	332	31
Small Cap Equity Fund	57	38	1,069	1,164	6
Small Cap Growth Fund	43	28	449	520	7
Small Cap Value Fund	2	—	968	970	17
U.S. Small Company Fund	—	—	466	466	1

Voluntary Waivers
Shareholder Servicing
Small Cap Value Fund	$10

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2016 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$1
Small Cap Core Fund	3
Small Cap Equity Fund	161
Small Cap Growth Fund	12
Small Cap Value Fund	36
U.S. Small Company Fund	39

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2016, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Small Cap Equity Fund	$—	(a)
Small Cap Growth Fund	—	(a)

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

4. Investment Transactions

During the six months ended December 31, 2016, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Dynamic Small Cap Growth Fund	$34,861	$57,060
Small Cap Core Fund	38,050	38,539
Small Cap Equity Fund	1,997,729	277,175
Small Cap Growth Fund	179,347	255,095
Small Cap Value Fund	208,470	276,558
U.S. Small Company Fund	405,924	290,359

During the six months ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$103,921	$50,753	$5,197	$45,556
Small Cap Core Fund	135,089	61,756	4,850	56,906
Small Cap Equity Fund	4,402,559	1,425,184	64,409	1,360,775
Small Cap Growth Fund	828,631	317,524	56,423	261,101
Small Cap Value Fund	1,583,618	592,769	66,024	526,745
U.S. Small Company Fund	1,410,611	354,649	56,089	298,560

At June 30, 2016, the Funds did not have any capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding.    If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective annualized rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds had no borrowings outstanding from Credit Facility at December 31, 2016. Average borrowings from the Credit Facility for, or at any time during the six months ended December 31, 2016, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Small Cap Equity Fund	$500	1.53%	1	$—	(a)

(a)	Amount rounds to less than 500.

7. Redemptions In-Kind

During the year ended June 30, 2016, certain shareholders sold their shares of Small Cap Core Fund and Small Cap Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

December 18, 2015	Value		Realized Gains (Losses)	Type
Small Cap Core Fund — Class R5*	$530,784	**	$35,980	Redemption in-kind

March 18, 2016	Value		Realized Gains (Losses)	Type
Small Cap Equity Fund — Class A	$545,339	***	235,174	Redemption in-kind

*	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.
**	This amount includes cash of approximately $16,676,000 associated with the redemptions in-kind.
***	This amount includes cash of approximately $26,463,000 associated with the redemptions in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2016, Dynamic Small Cap Growth Fund, Small Cap Core Fund and U.S. Small Company Fund had omnibus accounts, which collectively represented the following percentage of each Fund’s net assets:

	Number of Non-affiliated Omnibus Accounts	% of the fund
Dynamic Small Cap Growth Fund	3	59.7%
Small Cap Core Fund	2	31.1
U.S. Small Company Fund	3	41.2

As of December 31, 2016, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	32.7%
Small Cap Value Fund	18.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual*	$1,000.00	$1,123.20	$6.69	1.25%
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	1,119.80	9.30	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Select Class
Actual*	1,000.00	1,142.90	5.40	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Small Cap Core Fund
Class A
Actual*	1,000.00	1,207.10	6.90	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,204.30	9.67	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R5 (formerly Select Class)
Actual*	1,000.00	1,209.70	4.40	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	1,210.20	4.12	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

Small Cap Equity Fund
Class A
Actual*	1,000.00	1,128.30	6.92	1.29
Hypothetical*	1,000.00	1,018.70	6.56	1.29

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class C
Actual*	$1,000.00	$1,125.40	$9.59	1.79%
Hypothetical*	1,000.00	1,016.18	9.10	1.79
Class R2
Actual*	1,000.00	1,126.60	8.25	1.54
Hypothetical*	1,000.00	1,017.44	7.83	1.54
Class R3
Actual**	1,000.00	1,088.00	3.94	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R4
Actual**	1,000.00	1,088.90	3.14	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R5
Actual*	1,000.00	1,130.90	4.24	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	1,131.20	3.98	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,129.70	5.31	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

Small Cap Growth Fund
Class A
Actual*	1,000.00	1,121.40	6.63	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,117.60	9.29	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class L (formerly Institutional Class)
Actual*	1,000.00	1,122.40	4.55	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Class R2
Actual*	1,000.00	1,119.00	7.96	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R5
Actual**	1,000.00	1,038.30	2.48	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class R6
Actual*	1,000.00	1,124.00	4.02	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Select Class
Actual*	1,000.00	1,122.10	5.30	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

Small Cap Value Fund
Class A
Actual*	1,000.00	1,222.00	6.94	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,218.40	10.34	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class R2
Actual*	1,000.00	1,220.40	8.34	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Small Cap Value Fund (continued)
Class R3
Actual**	$1,000.00	$1,162.90	$4.14	1.26%
Hypothetical*	1,000.00	1,018.85	6.41	1.26
Class R4
Actual**	1,000.00	1,163.70	3.32	1.01
Hypothetical*	1,000.00	1,020.11	5.14	1.01
Class R5
Actual*	1,000.00	1,224.10	4.99	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Class R6
Actual*	1,000.00	1,225.10	4.26	0.76
Hypothetical*	1,000.00	1,021.37	3.87	0.76
Select Class
Actual*	1,000.00	1,223.20	5.55	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

U.S. Small Company Fund
Class A
Actual*	1,000.00	1,192.40	6.91	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	1,189.50	9.66	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class L (formerly Institutional Class)
Actual*	1,000.00	1,194.60	4.54	0.82
Hypothetical*	1,000.00	1,021.07	4.18	0.82
Class R2
Actual*	1,000.00	1,190.90	8.28	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R3
Actual**	1,000.00	1,123.20	3.97	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class R4
Actual**	1,000.00	1,123.80	3.16	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class R5
Actual**	1,000.00	1,124.50	2.52	0.78
Hypothetical*	1,000.00	1,021.27	3.97	0.78
Class R6
Actual*	1,000.00	1,195.30	3.93	0.71
Hypothetical*	1,000.00	1,021.63	3.62	0.71
Select Class
Actual*	1,000.00	1,193.70	5.53	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 111/365 (to reflect the actual period). Commencement of operations was September 9, 2016.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance for Class A shares was in the third, third, and fourth quintiles based upon both the Peer Group and Universe for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the second, third and fifth quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2015, respectively, and in the third quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Core Fund’s performance for Select Class shares was in the fourth, first and first quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively . The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Small Cap Equity Fund’s performance for Class A shares was in the first quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2015, and in the first, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class Shares was in the first, second and first quintiles based upon the Peer Group, for the one-, three- and five-year periods ended December 31, 2015, respectively, and in the first quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Small Cap Growth Fund’s performance for Class A shares was in the fourth, second, and fourth quintiles based upon the Peer Group, for the one-, three-, and five-year periods ended December 31, 2015, respectively, and in the third quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2015. The Trustees noted that the performance for Select Class Shares was in the third, second and fourth quintiles based upon the Peer Group, and in the third, second and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2016

The Trustees noted that the Small Cap Value Fund’s performance for Class A shares was in the fourth, fourth and third quintiles based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the fifth, fifth and second quintiles based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the U.S. Small Company Fund’s performance for both Class A and Select Class shares was in second, first and first quintiles for the one-, three-, and five-year periods ended December 31, 2015, respectively, based upon both the Peer Group and Universe. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for Select Class shares were in the first quintile based upon both the Peer Group and Universe. The Trustees also noted that effective September 15, 2016, the Select Class shares were renamed Class R5 shares, at which time the shareholder servicing fees were reduced from 0.25% to 0.05%. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Select Class shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Select Class shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee and actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that both the net advisory fee and actual total expenses were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Select Class shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2016	J.P. MORGAN SMALL CAP FUNDS	89

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	SAN-SC-1216

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2016 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholder,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

“We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.”

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

U.S. equity investments generally continued to outperform both other developed markets and emerging markets during the second half of 2016. Rebounding in the wake of the U.K.’s vote to exit from the European Union, the Standard & Poor’s 500 (the “S&P 500”) reached new closing highs in July and August. Global oil prices also continued to rise during the reporting period and reached 15-month highs in advance of the November 30th meeting of the Organization of Petroleum Exporting Countries.

Meanwhile, the November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. The U.S. equity market recovered within a day and in the following weeks the S&P 500 surpassed 2,200 points for the first time and reached eight new closing highs by the end of 2016. The Dow Jones Industrial Average surpassed 19,000 points for the first time and reached 17 new closing highs between the election and the end of the year. In particular, energy, pharmaceutical and financial sector stocks generally rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

During the reporting period, value stocks generally outperformed growth stocks and small-cap and mid-cap stocks outperformed large-cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors. For the six months ended December 31, 2016, the Russell MidCap Index returned 7.87% and the Russell 3000 Index returned 8.79%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	5.20%
Russell 3000 Growth Index	6.18%

Net Assets as of 12/31/2016 (In Thousands)	$6,101,660

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the financials sector and its underweight position in the consumer staples sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in Acadia Healthcare Co., its underweight position in Apple Inc. and its allocation to Bristol-Myers Squibb Co. Shares of Acadia Healthcare, an operator of inpatient psychiatric and substance abuse treatment centers, fell after the company forecast lower-than-expected earnings and revenue. Shares of Apple, a maker of computers and mobile devices, rose amid the broader trend of increased investment in U.S. equities during the reporting period. Shares of Bristol Myers Squibb, a drug maker, fell amid investor concerns about the company’s ability to compete in the market for lung cancer treatments.

Leading individual contributors to relative performance included the Fund’s overweight positions in Charles Schwab Co., East West Bancorp Inc. and Arista Networks Inc.

Shares of Charles Schwab, a discount securities brokerage, and East West Bancorp, a California regional bank, rose amid an increase in U.S. interest rates. Shares of Arista Networks, a maker of data network equipment, rose after the company reported earnings growth and raised its earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	6.3%
2.	Facebook, Inc., Class A	4.3
3.	Amazon.com, Inc.	3.9
4.	UnitedHealth Group, Inc.	3.0
5.	Waste Connections, Inc., (Canada)	2.6
6.	Microsoft Corp.	2.6
7.	Apple, Inc.	2.4
8.	Mohawk Industries, Inc.	2.3
9.	Electronic Arts, Inc.	1.9
10.	Visa, Inc., Class A	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	38.1%
Consumer Discretionary	16.6
Industrials	14.2
Health Care	14.1
Financials	8.0
Consumer Staples	2.2
Energy	2.2
Materials	1.8
Real Estate	1.0
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge**		(0.33)%	(4.23)%	13.76%	8.44%
Without Sales Charge		5.20	1.07	14.99	9.02
CLASS C SHARES	May 1, 2006
With CDSC***		3.96	(0.41)	14.42	8.46
Without CDSC		4.96	0.59	14.42	8.46
CLASS R5 SHARES	January 8, 2009	5.41	1.41	15.43	9.44
CLASS R6 SHARES	December 23, 2013	5.47	1.54	15.50	9.47
SELECT CLASS SHARES	May 1, 2006	5.36	1.30	15.20	9.26

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 23, 2013 and Select Class Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares and Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.56%
Russell Midcap Index	7.87%

Net Assets as of 12/31/2016 (In Thousands)	$2,608,317

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s overweight position and security selection in the health care sector and its underweight position and security selection in the energy sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the financial sector and its underweight position in the utilities sectors were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acadia Healthcare Co., EQT Corp. and Dollar General Corp. Shares of Acadia Healthcare, an operator of inpatient psychiatric and substance abuse treatment centers, fell after the company forecast lower-than-expected earnings and revenue. Shares of EQT, a natural gas producer, fell after the company forecast higher-than-expected capital expenditures and lower product volumes for 2017. Shares of Dollar General, a discount retail chain, fell after the company reported lower-than-expected sales.

Leading individual contributors to relative performance included the Fund’s overweight positions in TD Ameritrade Holdings Co., Hilton Worldwide Holdings Inc. and Fifth Third Bancorp. Shares of both TD Ameritrade, a discount securities brokerage, and Fifth Third Bancorp, an Ohio regional bank, rose amid an increase in U.S. interest rates. Shares of Hilton Worldwide, a hotels and resorts operator, rose after management reaffirmed its forecast for revenue growth and on better-than-expected revenue per available room.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	2.2%
2.	Hilton Worldwide Holdings, Inc.	1.8
3.	Amphenol Corp., Class A	1.5
4.	Waste Connections, Inc., (Canada)	1.3
5.	Electronic Arts, Inc.	1.3
6.	NVIDIA Corp.	1.2
7.	Energen Corp.	1.1
8.	Humana, Inc.	1.1
9.	Carlisle Cos., Inc.	1.1
10.	Fortune Brands Home & Security, Inc.	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.2%
Consumer Discretionary	17.9
Financials	15.7
Industrials	13.2
Health Care	9.5
Real Estate	5.6
Consumer Staples	4.7
Utilities	4.5
Energy	4.0
Materials	3.3
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge**		(0.17)%	1.38%	12.77%	7.17%
Without Sales Charge		5.36	6.98	14.00	7.75
CLASS C SHARES	November 2, 2009
With CDSC***		4.11	5.46	13.43	7.36
Without CDSC		5.11	6.46	13.43	7.36
CLASS R2 SHARES	March 14, 2014	5.25	6.72	13.84	7.67
CLASS R5 SHARES	March 14, 2014	5.63	7.48	14.47	8.05
CLASS R6 SHARES	March 14, 2014	5.63	7.54	14.50	8.06
SELECT CLASS SHARES	January 1, 1997	5.56	7.36	14.40	8.02

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based of Class A Shares from November 2, 2009 to March 13, 2014 and Select Class Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, and the Lipper Multi-Cap Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within the mid cap fund categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.70%
Russell Midcap Growth Index .	5.07%

Net Assets as of 12/31/2016 (In Thousands) .	$2,717,536

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials sector and its overweight position in the technology sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acadia Healthcare Co., Dollar General Corp. and Inovalon Holdings Inc. Shares of Acadia Healthcare, an operator of inpatient psychiatric and substance abuse treatment centers, fell after the company forecast lower-than-expected earnings and revenue. Shares of Dollar General, a discount retail chain, fell following weaker-than-expected sales. Shares of Inovalon Holdings, a cloud computing technology provider, fell after the company reduced its forecast for earnings and sales.

Leading individual contributors to relative performance included the Fund’s overweight positions in TD Ameritrade Holdings Co., East West Bancorp Inc. and Cavium Inc.

Shares of both TD Ameritrade, a discount securities brokerage, and East West Bancorp, a California regional bank, rose amid an increase in U.S. interest rates. Shares of Cavium, a semiconductor manufacturer, rose after the company posted better-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	2.8%
2.	Electronic Arts, Inc.	2.7
3.	Waste Connections, Inc., (Canada)	2.7
4.	NVIDIA Corp.	2.4
5.	Hilton Worldwide Holdings, Inc.	2.3
6.	Vantiv, Inc., Class A	2.2
7.	Ross Stores, Inc.	1.9
8.	O’Reilly Automotive, Inc.	1.9
9.	Amphenol Corp., Class A	1.8
10.	Acuity Brands, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.0%
Consumer Discretionary	19.0
Industrials	18.0
Health Care	14.8
Financials	9.5
Consumer Staples	3.0
Materials	2.6
Energy	2.4
Real Estate	1.4
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		(1.89)%	(5.37)%	11.98%	6.83%
Without Sales Charge		3.55	(0.12)	13.19	7.41
CLASS C SHARES	November 4, 1997
With CDSC***		2.27	(1.60)	12.63	6.83
Without CDSC		3.27	(0.60)	12.63	6.83
CLASS R2 SHARES	June 19, 2009	3.47	(0.26)	13.02	7.24
CLASS R3 SHARES	September 9, 2016	3.57	(0.10)	13.20	7.41
CLASS R4 SHARES	September 9, 2016	3.69	0.15	13.48	7.68
CLASS R5 SHARES	November 1, 2011	3.75	0.33	13.70	7.80
CLASS R6 SHARES	November 1, 2011	3.77	0.37	13.76	7.83
SELECT CLASS SHARES	March 2, 1989	3.70	0.19	13.54	7.72

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index, the Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)* (1)	7.59%
Russell Midcap Value Index	10.22%

Net Assets as of 12/31/2016 (In Thousands) .	$17,139,226

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the industrials sector and its overweight position and security selection in the consumer staples sector were leading detractors from performance relative to the Benchmark. The Fund’s underweight positions in both the real estate and utilities sectors were a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in EQT Corp., Marsh & McLennan Cos. and Newell Brands Inc. (formerly named Newell Rubbermaid Inc.) Shares of EQT, a natural gas producer, fell after the company forecast higher-than-expected capital expenditures and lower product volumes for 2017. Shares of Marsh & McLennan, an insurance and risk consulting company that was not held in the Benchmark, underperformed the broader financials sector during the reporting period. Shares of Newell Rubbermaid, a household products maker that was not held in the Benchmark, fell following mixed quarterly financial results and investor concerns about the company’s divestiture of assets.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kohl’s Corp., Citizens Financial Group Inc. and Fifth Third Bancorp. Shares of Kohl’s, a discount apparel retailer, rose on better-than-expected earnings and strong revenue from back-to-school sales. Shares of both Fifth Third Bancorp, a regional bank based in Ohio, and Citizens Financial, a regional bank based in Rhode Island, rose amid an increase in U.S. interest rates.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Energen Corp.	2.2%
2.	EQT Corp.	2.0
3.	Loews Corp.	1.9
4.	M&T Bank Corp.	1.7
5.	Mohawk Industries, Inc.	1.7
6.	Fifth Third Bancorp	1.5
7.	SunTrust Banks, Inc.	1.4
8.	Arrow Electronics, Inc.	1.4
9.	WestRock Co.	1.4
10.	Xcel Energy, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.2%
Consumer Discretionary	16.9
Information Technology	9.7
Real Estate	9.5
Utilities	8.8
Industrials	8.5
Consumer Staples	6.4
Energy	5.2
Health Care	4.3
Materials	4.0
Short-Term Investment	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
(1)	On December 1, 2016, the Fund’s Institutional Class Shares were redesignated and renamed Class L Shares.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		1.70%	8.06%	13.63%	7.40%
Without Sales Charge		7.33	14.06	14.87	7.99
CLASS C SHARES	April 30, 2001
With CDSC***		6.04	12.48	14.28	7.44
Without CDSC		7.04	13.48	14.28	7.44
CLASS L SHARES (FORMERLY INSTITUTIONAL SHARES)	November 13, 1997	7.59	14.62	15.43	8.52
CLASS R2 SHARES	November 3, 2008	7.15	13.75	14.57	7.75
CLASS R3 SHARES	September 9, 2016	7.32	14.05	14.86	7.98
CLASS R4 SHARES	September 9, 2016	7.45	14.35	15.15	8.25
CLASS R5 SHARES	September 9, 2016	7.57	14.60	15.43	8.51
CLASS R6 SHARES	September 9, 2016	7.58	14.61	15.43	8.51
SELECT CLASS SHARES	October 31, 2001	7.47	14.37	15.15	8.25

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 and Class R3 Shares would have been lower than those shown because Class R2 and Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R4 Shares would have been different because Class R4 Shares have different expenses than Select Class Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.68%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.18%

Net Assets as of 12/31/16 (In Thousands)	$168,681

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended December 31, 2016. U.S. equity securities, which were not included in the Benchmark, generally outperformed U.S. Treasury bonds during the reporting period. The Fund’s security selection in the industrials and information technology sectors helped the Fund’s performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and telecom services sectors detracted from relative performance.

Leading individual contributors to Fund returns included its long positions in Steel Dynamics Inc. and NCR Corp., and its short position in Acadia Healthcare Co. Shares of Steel Dynamics, a steel making and metal recycling company, rose amid investor expectations that the domestic steel sector would benefit from the policies of the incoming Trump administration. Shares of NCR, a maker of automatic teller machines and other transaction technology, rose on an improved business environment for its financial services clients. Shares of Acadia Healthcare, an operator of inpatient psychiatric and substance abuse treatment centers, fell after the company forecast lower-than-expected earnings and revenue.

Leading individual detractors from Fund returns included its short positions in Micron Technology, NetSuite, and Cavium Inc. Shares of Micron Technology, a semiconductor manufacturer, rose after the company posted better-than-expected earnings and raised its forecast for 2017 results. Shares of NetSuite, a provider of cloud-computing services, rose following news of a $9.3 billion acquisition offer from Oracle Corp. Shares of Cavium, a maker of semiconductors for the telecommunications sector, rose on better-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest in the above factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	NCR Corp.	1.2%
2.	QUALCOMM, Inc.	1.0
3.	Lam Research Corp.	1.0
4.	Hologic, Inc.	1.0
5.	eBay, Inc.	1.0
6.	Microsoft Corp.	1.0
7.	Western Union Co. (The)	1.0
8.	Humana, Inc.	1.0
9.	Steel Dynamics, Inc.	1.0
10.	Allison Transmission Holdings, Inc.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Chevron Corp.	1.6%
2.	People’s United Financial, Inc.	1.6
3.	National Instruments Corp.	1.3
4.	CDW Corp.	1.3
5.	Microsemi Corp.	1.3
6.	Tesla Motors, Inc.	1.2
7.	Zoetis, Inc.	1.2
8.	Dominion Resources, Inc.	1.2
9.	AMERCO	1.2
10.	Amphenol Corp., Class A	1.2

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.0%
Consumer Discretionary	14.5
Industrials	13.3
Health Care	11.5
Consumer Staples	5.7
Materials	4.3
Energy	3.7
Utilities	3.6
Financials	2.8
Real Estate	2.0
Telecommunication Services	0.9
Short-Term Investment	13.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	28.9%
Consumer Discretionary	18.5
Industrials	17.2
Health Care	11.3
Materials	5.7
Consumer Staples	5.3
Financials	3.5
Energy	3.3
Utilities	2.7
Real Estate	2.1
Telecommunication Services	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
With Sales Charge**		(3.83)%	(6.51)%	(0.04)%	(0.87)%
Without Sales Charge		1.52	(1.37)	1.05	(0.33)
CLASS C SHARES	May 23, 2003
With CDSC***		0.29	(2.98)	0.47	(0.99)
Without CDSC		1.29	(1.98)	0.47	(0.99)
SELECT CLASS SHARES	May 23, 2003	1.68	(1.15)	1.29	(0.08)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)* (1)	13.25%
Russell 3000 Value Index	11.40%

Net Assets as of 12/31/2016 (In Thousands) .	$10,667,718

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s overweight position and security selection in the financials sector and its security selection and underweight position in the health care sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the utilities sector and its security selection and underweight position in the industrials sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in Berkshire Hathaway Inc. and its overweight positions in Citizens Financial Group Inc. and Delta Air Lines Inc. Shares of Berkshire Hathaway, a diversified holding company that was not held in the Fund, underperformed the broader financials sector during the reporting period. Shares of Citizens Financial, a regional bank based in Rhode Island, rose on investor expectations for increased earnings. Shares of Delta Air Lines rose on better-than-expected earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Loews Corp. and Treehouse Foods Inc. and its underweight position in J.P.Morgan Chase & Co. Shares of Loews, a diversified holding company, underperformed the broader financials sector during the reporting period. Shares of Treehouse Foods, a packaged foods company, fell amid management changes and after the company reported lower-than-expected earnings and reduced its earnings forecast. Shares of J.P.Morgan Chase, a banking and financial services company that the Fund is prohibited from holding because of its affiliation with the Fund’s adviser, rose on investor expectations of an improved operating environment for large banks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’

view, significant levels of free cash flow. During the reporting period, the Fund’s largest average overweight position remained the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest average underweight position was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.0%
2.	Bank of America Corp.	2.6
3.	Pfizer, Inc.	2.4
4.	Exxon Mobil Corp.	2.3
5.	Capital One Financial Corp.	2.3
6.	Loews Corp.	2.1
7.	American International Group, Inc.	1.7
8.	Delta Air Lines, Inc.	1.6
9.	Johnson & Johnson	1.6
10.	PNC Financial Services Group, Inc. (The)	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.4%
Consumer Discretionary	15.1
Health Care	9.0
Energy	7.2
Information Technology	7.0
Industrials	6.2
Consumer Staples	5.9
Utilities	5.8
Real Estate	4.5
Materials	3.8
Telecommunication Services	1.4
Short-Term Investment	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
(1)	On December 1, 2016, the Fund’s Institutional Class Shares were redesignated and renamed Class L Shares.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge**		7.05%	10.38%	13.15%	7.25%
Without Sales Charge		12.98	16.49	14.38	7.82
CLASS C SHARES	February 28, 2005
With CDSC***		11.68	14.86	13.80	7.28
Without CDSC		12.68	15.86	13.80	7.28
CLASS L SHARES (FORMERLY INSTITUTIONAL SHARES)	February 28, 2005	13.25	17.03	14.95	8.37
CLASS R3 SHARES	September 9, 2016	12.95	16.46	14.37	7.82
CLASS R4 SHARES	September 9, 2016	13.12	16.73	14.66	8.10
CLASS R5 SHARES	September 9, 2016	13.25	17.03	14.95	8.37
CLASS R6 SHARES	September 9, 2016	13.27	17.05	14.96	8.37
SELECT CLASS SHARES	February 28, 2005	13.12	16.73	14.66	8.10

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R4 Shares would have been different because Class R4 Shares have different expenses than Select Class Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 16.6%
	Automobiles — 0.6%
167	Tesla Motors, Inc. (a)	35,750

	Distributors — 0.9%
1,753	LKQ Corp. (a)	53,714

	Hotels, Restaurants & Leisure — 3.5%
3,354	Hilton Worldwide Holdings, Inc.	91,215
1,245	Norwegian Cruise Line Holdings Ltd. (a)	52,958
1,297	Starbucks Corp.	72,010

		216,183

	Household Durables — 2.3%
687	Mohawk Industries, Inc. (a)	137,240

	Internet & Direct Marketing Retail — 7.0%
318	Amazon.com, Inc. (a)	238,309
481	Netflix, Inc. (a)	59,572
67	Priceline Group, Inc. (The) (a)	98,666
865	Wayfair, Inc., Class A (a)	30,308

		426,855

	Multiline Retail — 1.7%
881	Dollar General Corp.	65,234
821	Nordstrom, Inc.	39,331

		104,565

	Specialty Retail — 0.6%
146	Ulta Salon Cosmetics & Fragrance, Inc. (a)	37,119

	Total Consumer Discretionary	1,011,426

	Consumer Staples — 2.2%
	Beverages — 0.6%
843	Monster Beverage Corp. (a)	37,374

	Food & Staples Retailing — 1.0%
318	Casey’s General Stores, Inc.	37,745
1,157	Sprouts Farmers Market, Inc. (a)	21,894

		59,639

	Food Products — 0.6%
634	Tyson Foods, Inc., Class A	39,105

	Total Consumer Staples	136,118

	Energy — 2.2%
	Oil, Gas & Consumable Fuels — 2.2%
653	Concho Resources, Inc. (a)	86,548
488	EOG Resources, Inc.	49,317

	Total Energy	135,865

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 8.0%
	Banks — 2.2%
1,204	East West Bancorp, Inc.	61,184
494	Signature Bank (a)	74,199

		135,383

	Capital Markets — 5.8%
408	Affiliated Managers Group, Inc. (a)	59,224
152	BlackRock, Inc.	57,652
2,353	Charles Schwab Corp. (The)	92,861
849	Lazard Ltd., Class A	34,898
640	Nasdaq, Inc.	42,923
592	S&P Global, Inc.	63,664

		351,222

	Total Financials	486,605

	Health Care — 14.0%
	Biotechnology — 5.4%
151	Biogen, Inc. (a)	42,679
591	Celgene Corp. (a)	68,431
1,318	Gilead Sciences, Inc.	94,375
224	Intercept Pharmaceuticals, Inc. (a)	24,348
782	Kite Pharma, Inc. (a)	35,047
454	Spark Therapeutics, Inc. (a)	22,635
586	Vertex Pharmaceuticals, Inc. (a)	43,163

		330,678

	Health Care Equipment & Supplies — 0.2%
1,507	Novadaq Technologies, Inc., (Canada) (a)	10,686

	Health Care Providers & Services — 5.7%
2,140	Acadia Healthcare Co., Inc. (a)	70,837
413	Aetna, Inc.	51,241
225	Humana, Inc.	45,825
1,144	UnitedHealth Group, Inc.	183,070

		350,973

	Health Care Technology — 0.5%
717	Veeva Systems, Inc., Class A (a)	29,174

	Life Sciences Tools & Services — 0.7%
347	Illumina, Inc. (a)	44,481

	Pharmaceuticals — 1.5%
671	Eli Lilly & Co.	49,315
1,016	Revance Therapeutics, Inc. (a)	21,036
3,524	TherapeuticsMD, Inc. (a)	20,335

		90,686

	Total Health Care	856,678

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Industrials — 14.2%
	Airlines — 1.4%
1,640	Southwest Airlines Co.	81,733

	Building Products — 2.4%
1,134	Fortune Brands Home & Security, Inc.	60,613
573	Lennox International, Inc.	87,766

		148,379

	Commercial Services & Supplies — 2.6%
2,013	Waste Connections, Inc., (Canada)	158,170

	Electrical Equipment — 1.4%
378	Acuity Brands, Inc.	87,288

	Industrial Conglomerates — 0.9%
487	Carlisle Cos., Inc.	53,678

	Machinery — 2.8%
297	Middleby Corp. (The) (a)	38,256
664	Stanley Black & Decker, Inc.	76,154
542	WABCO Holdings, Inc. (a)	57,576

		171,986

	Professional Services — 0.8%
398	Equifax, Inc.	47,032

	Road & Rail — 0.8%
576	Old Dominion Freight Line, Inc. (a)	49,394

	Trading Companies & Distributors — 1.1%
1,598	HD Supply Holdings, Inc. (a)	67,910

	Total Industrials	865,570

	Information Technology — 38.0%
	Communications Equipment — 2.3%
441	Arista Networks, Inc. (a)	42,671
585	Harris Corp.	59,955
294	Palo Alto Networks, Inc. (a)	36,802

		139,428

	Electronic Equipment, Instruments & Components — 2.3%
1,146	Amphenol Corp., Class A	76,998
2,615	Corning, Inc.	63,466

		140,464

	Internet Software & Services — 12.3%
500	Alphabet, Inc., Class C (a)	385,836
184	CoStar Group, Inc. (a)	34,757
2,282	Facebook, Inc., Class A (a)	262,498
1,983	GoDaddy, Inc., Class A (a)	69,313

		752,404

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 6.0%
1,011	Mastercard, Inc., Class A	104,407
1,769	PayPal Holdings, Inc. (a)	69,826
1,426	Vantiv, Inc., Class A (a)	85,000
1,388	Visa, Inc., Class A	108,268

		367,501

	Semiconductors & Semiconductor Equipment — 4.4%
1,431	Applied Materials, Inc.	46,169
470	Broadcom Ltd., (Singapore)	83,047
409	Lam Research Corp.	43,275
483	NVIDIA Corp.	51,598
464	NXP Semiconductors NV, (Netherlands) (a)	45,496

		269,585

	Software — 8.3%
595	Adobe Systems, Inc. (a)	61,266
1,463	Electronic Arts, Inc. (a)	115,210
583	Guidewire Software, Inc. (a)	28,764
2,515	Microsoft Corp.	156,276
684	salesforce.com, Inc. (a)	46,799
696	ServiceNow, Inc. (a)	51,704
864	Splunk, Inc. (a)	44,173

		504,192

	Technology Hardware, Storage & Peripherals — 2.4%
1,271	Apple, Inc.	147,190

	Total Information Technology	2,320,764

	Materials — 1.8%
	Construction Materials — 1.8%
638	Eagle Materials, Inc.	62,853
352	Vulcan Materials Co.	44,015

	Total Materials	106,868

	Real Estate — 1.0%
	Real Estate Management & Development — 1.0%
1,999	CBRE Group, Inc., Class A (a)	62,958

	Total Common Stocks (Cost $4,527,223)	5,982,852

Short-Term Investment — 1.8%
	Investment Company — 1.8%
108,763	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $108,763)	108,763
	Total Investments — 99.8% (Cost $4,635,986)	6,091,615
	Other Assets in Excess of Liabilities — 0.2%	10,045

	NET ASSETS — 100.0%	$6,101,660

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Consumer Discretionary — 17.9%
	Auto Components — 0.4%
291	BorgWarner, Inc.	11,467

	Automobiles — 0.2%
30	Tesla Motors, Inc. (a)	6,304

	Distributors — 1.0%
121	Genuine Parts Co.	11,592
507	LKQ Corp. (a)	15,527

		27,119

	Hotels, Restaurants & Leisure — 2.9%
341	Aramark	12,195
1,710	Hilton Worldwide Holdings, Inc.	46,522
49	Marriott International, Inc., Class A	4,054
272	Norwegian Cruise Line Holdings Ltd. (a)	11,572

		74,343

	Household Durables — 3.2%
156	Lennar Corp., Class A	6,706
293	Mohawk Industries, Inc. (a)	58,529
377	Newell Brands, Inc.	16,847

		82,082

	Internet & Direct Marketing Retail — 1.2%
152	Expedia, Inc.	17,179
57	Netflix, Inc. (a)	7,007
186	Wayfair, Inc., Class A (a)	6,506

		30,692

	Media — 1.1%
166	CBS Corp. (Non-Voting), Class B	10,534
241	DISH Network Corp., Class A (a)	13,938
232	TEGNA, Inc.	4,967

		29,439

	Multiline Retail — 2.2%
297	Dollar General Corp.	21,962
271	Kohl’s Corp.	13,374
439	Nordstrom, Inc.	21,032

		56,368

	Specialty Retail — 4.4%
16	AutoZone, Inc. (a)	12,638
231	Bed Bath & Beyond, Inc.	9,368
204	Best Buy Co., Inc.	8,692
400	Gap, Inc. (The)	8,979
87	O’Reilly Automotive, Inc. (a)	24,277
372	Ross Stores, Inc.	24,377
168	Tiffany & Co.	12,991

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
54	Ulta Salon Cosmetics & Fragrance, Inc. (a)	13,741

		115,063

	Textiles, Apparel & Luxury Goods — 1.3%
466	Gildan Activewear, Inc., (Canada)	11,814
121	PVH Corp.	10,953
56	Ralph Lauren Corp.	5,099
118	VF Corp.	6,301

		34,167

	Total Consumer Discretionary	467,044

	Consumer Staples — 4.7%
	Beverages — 1.3%
75	Constellation Brands, Inc., Class A	11,451
173	Dr Pepper Snapple Group, Inc.	15,725
146	Monster Beverage Corp. (a)	6,487

		33,663

	Food & Staples Retailing — 1.6%
115	Casey’s General Stores, Inc.	13,671
497	Kroger Co. (The)	17,140
475	Rite Aid Corp. (a)	3,913
329	Sprouts Farmers Market, Inc. (a)	6,225

		40,949

	Food Products — 0.8%
116	TreeHouse Foods, Inc. (a)	8,346
194	Tyson Foods, Inc., Class A	11,947

		20,293

	Household Products — 0.2%
122	Energizer Holdings, Inc.	5,456

	Personal Products — 0.8%
598	Coty, Inc., Class A	10,941
144	Edgewell Personal Care Co. (a)	10,519

		21,460

	Total Consumer Staples	121,821

	Energy — 3.9%
	Oil, Gas & Consumable Fuels — 3.9%
160	Concho Resources, Inc. (a)	21,242
503	Energen Corp. (a)	29,025
405	EQT Corp.	26,499
434	PBF Energy, Inc., Class A	12,103
282	Range Resources Corp.	9,686
380	Southwestern Energy Co. (a)	4,109

	Total Energy	102,664

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Financials — 15.3%
	Banks — 5.4%
420	Citizens Financial Group, Inc.	14,975
310	East West Bancorp, Inc.	15,747
725	Fifth Third Bancorp	19,564
141	First Republic Bank	13,034
752	Huntington Bancshares, Inc.	9,939
312	Investors Bancorp, Inc.	4,353
146	M&T Bank Corp.	22,834
117	Signature Bank (a)	17,558
345	SunTrust Banks, Inc.	18,917
128	Zions Bancorp	5,513

		142,434

	Capital Markets — 5.4%
125	Affiliated Managers Group, Inc. (a)	18,133
75	Ameriprise Financial, Inc.	8,284
414	Invesco Ltd.	12,554
257	Lazard Ltd., Class A	10,540
191	Nasdaq, Inc.	12,840
160	Northern Trust Corp.	14,230
179	Raymond James Financial, Inc.	12,387
144	S&P Global, Inc.	15,496
186	T Rowe Price Group, Inc.	14,021
501	TD Ameritrade Holding Corp.	21,848

		140,333

	Consumer Finance — 0.4%
501	Ally Financial, Inc.	9,528

	Insurance — 4.1%
13	Alleghany Corp. (a)	7,769
51	Chubb Ltd.	6,680
352	Hartford Financial Services Group, Inc. (The)	16,789
531	Loews Corp.	24,861
216	Marsh & McLennan Cos., Inc.	14,587
184	Progressive Corp. (The)	6,545
225	Unum Group	9,905
87	WR Berkley Corp.	5,808
400	XL Group Ltd., (Ireland)	14,894

		107,838

	Total Financials	400,133

	Health Care — 9.5%
	Biotechnology — 1.9%
184	ACADIA Pharmaceuticals, Inc. (a)	5,304
174	BioMarin Pharmaceutical, Inc. (a)	14,389

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
74	Incyte Corp. (a)	7,460
64	Intercept Pharmaceuticals, Inc. (a)	6,921
168	Kite Pharma, Inc. (a)	7,551
100	Vertex Pharmaceuticals, Inc. (a)	7,367

		48,992

	Health Care Equipment & Supplies — 1.1%
255	DENTSPLY SIRONA, Inc.	14,729
73	Edwards Lifesciences Corp. (a)	6,807
13	Intuitive Surgical, Inc. (a)	7,991

		29,527

	Health Care Providers & Services — 4.5%
458	Acadia Healthcare Co., Inc. (a)	15,173
142	AmerisourceBergen Corp.	11,091
173	Centene Corp. (a)	9,776
79	Cigna Corp.	10,514
178	Envision Healthcare Corp. (a)	11,284
74	Henry Schein, Inc. (a)	11,295
140	Humana, Inc.	28,537
337	Premier, Inc., Class A (a)	10,231
83	Universal Health Services, Inc., Class B	8,808

		116,709

	Health Care Technology — 0.3%
193	Veeva Systems, Inc., Class A (a)	7,839

	Life Sciences Tools & Services — 1.0%
131	Illumina, Inc. (a)	16,796
332	Patheon NV (a)	9,535

		26,331

	Pharmaceuticals — 0.7%
480	Horizon Pharma plc (a)	7,761
86	Jazz Pharmaceuticals plc (a)	9,366

		17,127

	Total Health Care	246,525

	Industrials — 13.2%
	Aerospace & Defense — 0.3%
116	HEICO Corp., Class A	7,890

	Airlines — 0.7%
373	Southwest Airlines Co.	18,590

	Building Products — 1.9%
526	Fortune Brands Home & Security, Inc.	28,142
138	Lennox International, Inc.	21,122

		49,264

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Commercial Services & Supplies — 1.3%
439	Waste Connections, Inc., (Canada)	34,517

	Electrical Equipment — 2.2%
99	Acuity Brands, Inc.	22,878
290	AMETEK, Inc.	14,081
120	Hubbell, Inc.	14,004
94	Regal Beloit Corp.	6,477

		57,440

	Industrial Conglomerates — 1.1%
256	Carlisle Cos., Inc.	28,207

	Machinery — 3.4%
157	IDEX Corp.	14,155
103	Middleby Corp. (The) (a)	13,242
107	Oshkosh Corp.	6,933
381	Rexnord Corp. (a)	7,472
93	Snap-on, Inc.	15,896
149	Stanley Black & Decker, Inc.	17,043
137	WABCO Holdings, Inc. (a)	14,521

		89,262

	Professional Services — 0.6%
140	Equifax, Inc.	16,529

	Road & Rail — 0.5%
140	Old Dominion Freight Line, Inc. (a)	11,993

	Trading Companies & Distributors — 1.2%
417	HD Supply Holdings, Inc. (a)	17,735
145	MSC Industrial Direct Co., Inc., Class A	13,420

		31,155

	Total Industrials	344,847

	Information Technology — 18.2%
	Communications Equipment — 1.8%
104	Arista Networks, Inc. (a)	10,112
309	CommScope Holding Co., Inc. (a)	11,485
126	Harris Corp.	12,880
99	Palo Alto Networks, Inc. (a)	12,375

		46,852

	Electronic Equipment, Instruments & Components — 3.7%
584	Amphenol Corp., Class A	39,241
258	Arrow Electronics, Inc. (a)	18,427
240	CDW Corp.	12,511
556	Corning, Inc.	13,492
342	Keysight Technologies, Inc. (a)	12,521

		96,192

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 1.2%
52	CoStar Group, Inc. (a)	9,783
474	GoDaddy, Inc., Class A (a)	16,577
260	Match Group, Inc. (a)	4,450

		30,810

	IT Services — 2.9%
187	Gartner, Inc. (a)	18,900
170	Global Payments, Inc.	11,800
185	Jack Henry & Associates, Inc.	16,403
465	Vantiv, Inc., Class A (a)	27,741

		74,844

	Semiconductors & Semiconductor Equipment — 4.2%
125	Analog Devices, Inc.	9,080
437	Applied Materials, Inc.	14,092
50	Broadcom Ltd., (Singapore)	8,891
204	Cavium, Inc. (a)	12,731
120	KLA-Tencor Corp.	9,422
145	Lam Research Corp.	15,363
292	NVIDIA Corp.	31,179
100	NXP Semiconductors NV, (Netherlands) (a)	9,775

		110,533

	Software — 4.4%
271	Atlassian Corp. plc, (Australia), Class A (a)	6,519
437	Electronic Arts, Inc. (a)	34,450
164	Guidewire Software, Inc. (a)	8,105
135	Mobileye NV (a)	5,161
209	ServiceNow, Inc. (a)	15,537
230	Splunk, Inc. (a)	11,759
301	Synopsys, Inc. (a)	17,715
175	Take-Two Interactive Software, Inc. (a)	8,606
116	Workday, Inc., Class A (a)	7,693

		115,545

	Total Information Technology	474,776

	Materials — 3.3%
	Chemicals — 0.3%
30	Sherwin-Williams Co. (The)	8,037

	Construction Materials — 1.3%
177	Eagle Materials, Inc.	17,390
131	Vulcan Materials Co.	16,357

		33,747

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Containers & Packaging — 1.7%
208	Ball Corp.	15,614
209	Silgan Holdings, Inc.	10,687
361	WestRock Co.	18,334

		44,635

	Total Materials	86,419

	Real Estate — 5.6%
	Equity Real Estate Investment Trusts (REITs) — 4.7%
130	American Campus Communities, Inc.	6,458
249	American Homes 4 Rent, Class A	5,224
68	AvalonBay Communities, Inc.	12,101
89	Boston Properties, Inc.	11,236
433	Brixmor Property Group, Inc.	10,576
29	Essex Property Trust, Inc.	6,817
228	General Growth Properties, Inc.	5,689
79	HCP, Inc.	2,351
473	Kimco Realty Corp.	11,899
338	Outfront Media, Inc.	8,405
299	Rayonier, Inc.	7,943
117	Regency Centers Corp.	8,062
133	Vornado Realty Trust	13,930
268	Weyerhaeuser Co.	8,053
76	WP Carey, Inc.	4,515

		123,259

	Real Estate Management & Development — 0.9%
743	CBRE Group, Inc., Class A (a)	23,393

	Total Real Estate	146,652

	Utilities — 4.5%
	Electric Utilities — 1.6%
224	Edison International	16,138
143	Westar Energy, Inc.	8,037
437	Xcel Energy, Inc.	17,786

		41,961

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.5%
224	National Fuel Gas Co.	12,665

	Multi-Utilities — 2.4%
539	CenterPoint Energy, Inc.	13,291
390	CMS Energy Corp.	16,244
156	Sempra Energy	15,704
272	WEC Energy Group, Inc.	15,967

		61,206

	Total Utilities	115,832

	Total Common Stocks (Cost $1,869,305)	2,506,713

Master Limited Partnership — 0.4%
	Financials — 0.4%
	Capital Markets— 0.4%
261	Oaktree Capital Group LLC (Cost $12,198)	9,799

Short-Term Investment — 3.4%
	Investment Company — 3.4%
89,081	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $89,081)	89,081

	Total Investments — 99.9% (Cost $1,970,584)	2,605,593
	Other Assets in Excess of Liabilities — 0.1%	2,724

	NET ASSETS — 100.0%	$2,608,317

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.1%
	Consumer Discretionary — 19.0%
	Automobiles — 0.5%
63	Tesla Motors, Inc. (a)	13,366

	Distributors — 1.2%
1,071	LKQ Corp. (a)	32,811

	Hotels, Restaurants & Leisure — 4.2%
721	Aramark	25,747
2,326	Hilton Worldwide Holdings, Inc.	63,260
574	Norwegian Cruise Line Holdings Ltd. (a)	24,423

		113,430

	Household Durables — 3.3%
329	Lennar Corp., Class A	14,111
379	Mohawk Industries, Inc. (a)	75,753

		89,864

	Internet & Direct Marketing Retail — 1.0%
119	Netflix, Inc. (a)	14,760
391	Wayfair, Inc., Class A (a)	13,688

		28,448

	Multiline Retail — 2.5%
627	Dollar General Corp.	46,452
473	Nordstrom, Inc.	22,647

		69,099

	Specialty Retail — 4.9%
184	O’Reilly Automotive, Inc. (a)	51,329
786	Ross Stores, Inc.	51,574
114	Ulta Salon Cosmetics & Fragrance, Inc. (a)	29,003

		131,906

	Textiles, Apparel & Luxury Goods — 1.4%
983	Gildan Activewear, Inc., (Canada)	24,947
248	VF Corp.	13,247

		38,194

	Total Consumer Discretionary	517,118

	Consumer Staples — 3.0%
	Beverages — 0.5%
308	Monster Beverage Corp. (a)	13,647

	Food & Staples Retailing — 1.6%
243	Casey’s General Stores, Inc.	28,888
692	Sprouts Farmers Market, Inc. (a)	13,099

		41,987

	Food Products — 0.9%
409	Tyson Foods, Inc., Class A	25,215

	Total Consumer Staples	80,849

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 2.4%
	Oil, Gas & Consumable Fuels — 2.4%
339	Concho Resources, Inc. (a)	44,915
594	Range Resources Corp.	20,424

	Total Energy	65,339

	Financials — 8.8%
	Banks — 2.6%
667	East West Bancorp, Inc.	33,911
247	Signature Bank (a)	37,092

		71,003

	Capital Markets — 6.2%
264	Affiliated Managers Group, Inc. (a)	38,346
541	Lazard Ltd., Class A	22,233
404	Nasdaq, Inc.	27,110
306	S&P Global, Inc.	32,878
1,060	TD Ameritrade Holding Corp.	46,209

		166,776

	Total Financials	237,779

	Health Care — 14.8%
	Biotechnology — 3.8%
386	ACADIA Pharmaceuticals, Inc. (a)	11,124
367	BioMarin Pharmaceutical, Inc. (a)	30,403
157	Incyte Corp. (a)	15,702
134	Intercept Pharmaceuticals, Inc. (a)	14,567
355	Kite Pharma, Inc. (a)	15,909
211	Vertex Pharmaceuticals, Inc. (a)	15,514

		103,219

	Health Care Equipment & Supplies — 2.3%
539	DENTSPLY SIRONA, Inc.	31,116
153	Edwards Lifesciences Corp. (a)	14,327
27	Intuitive Surgical, Inc. (a)	16,869

		62,312

	Health Care Providers & Services — 4.7%
969	Acadia Healthcare Co., Inc. (a)	32,062
367	Centene Corp. (a)	20,745
376	Envision Healthcare Corp. (a)	23,816
148	Humana, Inc.	30,296
711	Premier, Inc., Class A (a)	21,586

		128,505

	Health Care Technology — 0.6%
406	Veeva Systems, Inc., Class A (a)	16,518

	Life Sciences Tools & Services — 2.1%
277	Illumina, Inc. (a)	35,489
700	Patheon NV (a)	20,103

		55,592

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — 1.3%
1,010	Horizon Pharma plc (a)	16,347
181	Jazz Pharmaceuticals plc (a)	19,731

		36,078

	Total Health Care	402,224

	Industrials — 18.1%
	Aerospace & Defense — 0.6%
245	HEICO Corp., Class A	16,615

	Airlines — 1.4%
789	Southwest Airlines Co.	39,299

	Building Products — 3.0%
673	Fortune Brands Home & Security, Inc.	35,957
292	Lennox International, Inc.	44,669

		80,626

	Commercial Services & Supplies — 2.7%
922	Waste Connections, Inc., (Canada)	72,457

	Electrical Equipment — 1.8%
210	Acuity Brands, Inc.	48,372

	Industrial Conglomerates — 1.0%
244	Carlisle Cos., Inc.	26,881

	Machinery — 4.0%
217	Middleby Corp. (The) (a)	27,971
226	Oshkosh Corp.	14,589
312	Stanley Black & Decker, Inc.	35,829
287	WABCO Holdings, Inc. (a)	30,497

		108,886

	Professional Services — 1.3%
296	Equifax, Inc.	34,937

	Road & Rail — 0.9%
295	Old Dominion Freight Line, Inc. (a)	25,325

	Trading Companies & Distributors — 1.4%
882	HD Supply Holdings, Inc. (a)	37,480

	Total Industrials	490,878

	Information Technology — 27.0%
	Communications Equipment — 2.7%
220	Arista Networks, Inc. (a)	21,321
265	Harris Corp.	27,192
209	Palo Alto Networks, Inc. (a)	26,125

		74,638

	Electronic Equipment, Instruments & Components — 2.9%
747	Amphenol Corp., Class A	50,221
1,174	Corning, Inc.	28,491

		78,712

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 2.1%
109	CoStar Group, Inc. (a)	20,635
1,002	GoDaddy, Inc., Class A (a)	35,034

		55,669

	IT Services — 4.5%
395	Gartner, Inc. (a)	39,951
359	Global Payments, Inc.	24,911
985	Vantiv, Inc., Class A (a)	58,698

		123,560

	Semiconductors & Semiconductor Equipment — 7.2%
922	Applied Materials, Inc.	29,766
106	Broadcom Ltd., (Singapore)	18,743
431	Cavium, Inc. (a)	26,887
307	Lam Research Corp.	32,447
618	NVIDIA Corp.	65,976
210	NXP Semiconductors NV, (Netherlands) (a)	20,609

		194,428

	Software — 7.6%
570	Atlassian Corp. plc, (Australia), Class A (a)	13,714
926	Electronic Arts, Inc. (a)	72,916
346	Guidewire Software, Inc. (a)	17,079
284	Mobileye NV (a)	10,827
442	ServiceNow, Inc. (a)	32,827
485	Splunk, Inc. (a)	24,830
368	Take-Two Interactive Software, Inc. (a)	18,134
245	Workday, Inc., Class A (a)	16,199

		206,526

	Total Information Technology	733,533

	Materials — 2.6%
	Construction Materials — 2.6%
373	Eagle Materials, Inc.	36,754
276	Vulcan Materials Co.	34,562

	Total Materials	71,316

	Real Estate — 1.4%
	Real Estate Management & Development — 1.4%
1,228	CBRE Group, Inc., Class A (a)	38,658

	Total Common Stocks (Cost $2,214,698)	2,637,694

Master Limited Partnership — 0.8%
	Financials — 0.8%
	Capital Markets — 0.8%
557	Oaktree Capital Group LLC (Cost $26,473)	20,891

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.3%
	Investment Company — 2.3%
63,672	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $63,672)	63,672

	Total Investments — 100.2% (Cost $2,304,843)	2,722,257
	Liabilities in Excess of Other Assets — (0.2)%	(4,721)

	NET ASSETS — 100.0%	$2,717,536

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.7%
	Consumer Discretionary — 17.0%
	Auto Components — 0.9%
3,815	BorgWarner, Inc.	150,466

	Distributors — 0.9%
1,591	Genuine Parts Co.	151,978

	Hotels, Restaurants & Leisure — 1.6%
8,003	Hilton Worldwide Holdings, Inc.	217,674
636	Marriott International, Inc., Class A	52,621

		270,295

	Household Durables — 3.0%
1,489	Mohawk Industries, Inc. (a)	297,328
4,936	Newell Brands, Inc.	220,403

		517,731

	Internet & Direct Marketing Retail — 1.3%
1,984	Expedia, Inc.	224,699

	Media — 2.3%
2,173	CBS Corp. (Non-Voting), Class B	138,252
3,152	DISH Network Corp., Class A (a)	182,598
3,030	TEGNA, Inc.	64,818

		385,668

	Multiline Retail — 1.8%
3,524	Kohl’s Corp.	174,014
2,817	Nordstrom, Inc.	135,006

		309,020

	Specialty Retail — 4.0%
210	AutoZone, Inc. (a)	165,594
3,025	Bed Bath & Beyond, Inc.	122,949
2,674	Best Buy Co., Inc.	114,117
5,251	Gap, Inc. (The)	117,831
2,187	Tiffany & Co.	169,306

		689,797

	Textiles, Apparel & Luxury Goods — 1.2%
1,590	PVH Corp.	143,507
732	Ralph Lauren Corp.	66,125

		209,632

	Total Consumer Discretionary	2,909,286

	Consumer Staples — 6.4%
	Beverages — 2.1%
979	Constellation Brands, Inc., Class A	150,142
2,271	Dr Pepper Snapple Group, Inc.	205,879

		356,021

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.6%
6,500	Kroger Co. (The)	224,299
6,308	Rite Aid Corp. (a)	51,977

		276,276

	Food Products — 0.6%
1,520	TreeHouse Foods, Inc. (a)	109,732

	Household Products — 0.4%
1,616	Energizer Holdings, Inc.	72,083

	Personal Products — 1.7%
7,834	Coty, Inc., Class A	143,439
1,890	Edgewell Personal Care Co. (a)	137,925

		281,364

	Total Consumer Staples	1,095,476

	Energy — 5.2%
	Oil, Gas & Consumable Fuels — 5.2%
6,575	Energen Corp. (a)	379,165
5,317	EQT Corp.	347,738
5,694	PBF Energy, Inc., Class A	158,755

	Total Energy	885,658

	Financials — 22.2%
	Banks — 8.3%
5,305	Citizens Financial Group, Inc.	189,034
9,466	Fifth Third Bancorp	255,303
1,855	First Republic Bank	170,905
9,871	Huntington Bancshares, Inc.	130,498
4,137	Investors Bancorp, Inc.	57,713
1,905	M&T Bank Corp.	297,967
4,501	SunTrust Banks, Inc.	246,861
1,681	Zions Bancorp	72,352

		1,420,633

	Capital Markets — 4.7%
981	Ameriprise Financial, Inc.	108,865
5,422	Invesco Ltd.	164,494
2,088	Northern Trust Corp.	185,924
2,343	Raymond James Financial, Inc.	162,314
2,411	T Rowe Price Group, Inc.	181,485

		803,082

	Consumer Finance — 0.7%
6,515	Ally Financial, Inc.	123,913

	Insurance — 8.2%
168	Alleghany Corp. (a)	102,239
666	Chubb Ltd.	88,020
4,611	Hartford Financial Services Group, Inc. (The)	219,711

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
6,939	Loews Corp.	324,956
2,798	Marsh & McLennan Cos., Inc.	189,137
2,431	Progressive Corp. (The)	86,286
2,960	Unum Group	130,032
1,153	WR Berkley Corp.	76,696
5,234	XL Group Ltd., (Ireland)	195,025

		1,412,102

	Mortgage Real Estate Investment Trusts (REITs) — 0.3%
2,099	Starwood Property Trust, Inc.	46,073

	Total Financials	3,805,803

	Health Care — 4.2%
	Health Care Providers & Services — 4.2%
1,821	AmerisourceBergen Corp.	142,406
1,034	Cigna Corp.	137,916
976	Henry Schein, Inc. (a)	148,137
911	Humana, Inc.	185,822
1,087	Universal Health Services, Inc., Class B	115,591

	Total Health Care	729,872

	Industrials — 8.6%
	Building Products — 0.9%
2,729	Fortune Brands Home & Security, Inc.	145,876

	Electrical Equipment — 2.6%
3,795	AMETEK, Inc.	184,454
1,572	Hubbell, Inc.	183,460
1,215	Regal Beloit Corp.	84,112

		452,026

	Industrial Conglomerates — 1.2%
1,837	Carlisle Cos., Inc.	202,580

	Machinery — 2.9%
2,058	IDEX Corp.	185,353
4,992	Rexnord Corp. (a)	97,786
1,215	Snap-on, Inc.	208,072

		491,211

	Trading Companies & Distributors — 1.0%
1,897	MSC Industrial Direct Co., Inc., Class A	175,262

	Total Industrials	1,466,955

	Information Technology — 9.7%
	Communications Equipment — 0.9%
4,049	CommScope Holding Co., Inc. (a)	150,626

	Electronic Equipment, Instruments & Components — 4.5%
3,019	Amphenol Corp., Class A	202,844
3,378	Arrow Electronics, Inc. (a)	240,882

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
3,148	CDW Corp.	163,977
4,486	Keysight Technologies, Inc. (a)	164,062

		771,765

	Internet Software & Services — 0.3%
3,445	Match Group, Inc. (a)	58,907

	IT Services — 1.3%
2,418	Jack Henry & Associates, Inc.	214,684

	Semiconductors & Semiconductor Equipment — 1.4%
1,642	Analog Devices, Inc.	119,235
1,572	KLA-Tencor Corp.	123,677

		242,912

	Software — 1.3%
3,937	Synopsys, Inc. (a)	231,750

	Total Information Technology	1,670,644

	Materials — 4.0%
	Chemicals — 0.6%
393	Sherwin-Williams Co. (The)	105,649

	Containers & Packaging — 3.4%
2,729	Ball Corp.	204,876
2,740	Silgan Holdings, Inc.	140,219
4,718	WestRock Co.	239,548

		584,643

	Total Materials	690,292

	Real Estate — 9.5%
	Equity Real Estate Investment Trusts (REITs) — 9.1%
1,711	American Campus Communities, Inc.	85,157
3,289	American Homes 4 Rent, Class A	69,002
896	AvalonBay Communities, Inc.	158,734
1,172	Boston Properties, Inc.	147,378
5,682	Brixmor Property Group, Inc.	138,749
386	Essex Property Trust, Inc.	89,848
3,005	General Growth Properties, Inc.	75,058
1,063	HCP, Inc.	31,589
6,198	Kimco Realty Corp.	155,950
4,442	Outfront Media, Inc.	110,463
3,926	Rayonier, Inc.	104,425
1,538	Regency Centers Corp.	106,035
1,743	Vornado Realty Trust	181,892
3,517	Weyerhaeuser Co.	105,821

		1,560,101

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Management & Development — 0.4%
2,145	CBRE Group, Inc., Class A (a)	67,543

	Total Real Estate	1,627,644

	Utilities — 8.9%
	Electric Utilities — 3.2%
2,935	Edison International	211,259
1,875	Westar Energy, Inc.	105,656
5,740	Xcel Energy, Inc.	233,624

		550,539

	Gas Utilities — 1.0%
2,930	National Fuel Gas Co.	165,976

	Multi-Utilities — 4.7%
7,086	CenterPoint Energy, Inc.	174,590
5,099	CMS Energy Corp.	212,215
2,043	Sempra Energy	205,587
3,576	WEC Energy Group, Inc.	209,740

		802,132

	Total Utilities	1,518,647

	Total Common Stocks (Cost $10,956,028)	16,400,277

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.5%
	Investment Company — 4.5%
766,568	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $766,568)	766,568

	Total Investments — 100.2% (Cost $11,722,596)	17,166,845
	Liabilities in Excess of Other Assets — (0.2)%	(27,619)

	NET ASSETS — 100.0%	$17,139,226

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 102.6%
Common Stocks — 88.5%
	Consumer Discretionary — 14.8%
	Automobiles — 0.4%
21	General Motors Co.	734

	Hotels, Restaurants & Leisure — 5.0%
12	Darden Restaurants, Inc.	876
29	Hyatt Hotels Corp., Class A (a)	1,612
58	International Game Technology plc	1,490
10	Las Vegas Sands Corp.	537
34	Restaurant Brands International, Inc., (Canada)	1,620
9	Vail Resorts, Inc. (j)	1,492
65	Wendy’s Co. (The)	880

		8,507

	Household Durables — 2.3%
48	DR Horton, Inc.	1,317
1	NVR, Inc. (a) (j)	1,085
28	Tupperware Brands Corp.	1,467

		3,869

	Internet & Direct Marketing Retail — 0.1%
39	Groupon, Inc. (a)	131

	Media — 1.5%
5	CBS Corp. (Non-Voting), Class B	337
20	Sinclair Broadcast Group, Inc., Class A	674
330	Sirius XM Holdings, Inc.	1,467

		2,478

	Multiline Retail — 1.6%
12	Dillard’s, Inc., Class A	758
31	Kohl’s Corp.	1,522
14	Macy’s, Inc.	491

		2,771

	Specialty Retail — 2.7%
12	Bed Bath & Beyond, Inc.	506
35	Best Buy Co., Inc. (j)	1,493
7	Dick’s Sporting Goods, Inc.	357
158	Staples, Inc. (j)	1,427
27	Urban Outfitters, Inc. (a)	756

		4,539

	Textiles, Apparel & Luxury Goods — 1.2%
13	Michael Kors Holdings Ltd. (a)	554
16	PVH Corp.	1,455

		2,009

	Total Consumer Discretionary	25,038

SHARES		SECURITY DESCRIPTION	VALUE($)

		Consumer Staples — 5.8%
		Food & Staples Retailing — 1.4%
20		Sysco Corp.	1,132
19		Wal-Mart Stores, Inc.	1,296

			2,428

		Food Products — 3.0%
8		JM Smucker Co. (The)	1,047
71		Pilgrim’s Pride Corp. (j)	1,356
6		Post Holdings, Inc. (a)	472
—	(h)	Seaboard Corp. (a)	692
25		Tyson Foods, Inc., Class A	1,559

			5,126

		Household Products — 0.8%
29		Energizer Holdings, Inc.	1,314

		Personal Products — 0.6%
20		Nu Skin Enterprises, Inc., Class A	978

		Total Consumer Staples	9,846

		Energy — 3.8%
		Energy Equipment & Services — 1.1%
7		Baker Hughes, Inc.	460
47		Ensco plc, Class A	453
11		FMC Technologies, Inc. (a)	400
40		Seadrill Ltd., (United Kingdom) (a) (j)	135
23		Superior Energy Services, Inc. (a)	388

			1,836

		Oil, Gas & Consumable Fuels — 2.7%
76		Denbury Resources, Inc. (a)	279
28		Devon Energy Corp.	1,301
25		Marathon Oil Corp.	425
5		Tesoro Corp.	414
13		Valero Energy Corp.	909
12		World Fuel Services Corp. (j)	553
46		WPX Energy, Inc. (a) (j)	676

			4,557

		Total Energy	6,393

		Financials — 2.9%
		Banks — 1.1%
9		BOK Financial Corp.	782
28		Synovus Financial Corp.	1,132

			1,914

		Capital Markets — 1.3%
4		Morgan Stanley	164

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Capital Markets — continued
20	MSCI, Inc.	1,560
28	NorthStar Asset Management Group, Inc.	411

		2,135

	Consumer Finance — 0.4%
36	Navient Corp.	590

	Thrifts & Mortgage Finance — 0.1%
18	MGIC Investment Corp. (a)	182

	Total Financials	4,821

	Health Care — 11.8%
	Biotechnology — 3.3%
11	Amgen, Inc. (j)	1,577
2	Biogen, Inc. (a)	631
21	Gilead Sciences, Inc. (j)	1,539
11	United Therapeutics Corp. (a)	1,622
3	Vertex Pharmaceuticals, Inc. (a) (j)	231

		5,600

	Health Care Equipment & Supplies — 1.9%
27	Hill-Rom Holdings, Inc.	1,523
43	Hologic, Inc. (a) (j)	1,722

		3,245

	Health Care Providers & Services — 5.1%
7	Aetna, Inc.	850
5	Anthem, Inc. (j)	715
21	Express Scripts Holding Co. (a) (j)	1,470
8	Humana, Inc.	1,668
4	Laboratory Corp. of America Holdings (a)	543
3	McKesson Corp.	393
4	Molina Healthcare, Inc. (a)	237
7	Quest Diagnostics, Inc.	632
3	UnitedHealth Group, Inc.	520
12	WellCare Health Plans, Inc. (a)	1,601

		8,629

	Pharmaceuticals — 1.5%
26	Horizon Pharma plc (a)	427
22	Mallinckrodt plc (a)	1,120
28	Pfizer, Inc. (j)	918

		2,465

	Total Health Care	19,939

	Industrials — 13.6%
	Aerospace & Defense — 1.4%
16	Curtiss-Wright Corp.	1,564

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
5	L-3 Communications Holdings, Inc.	726

		2,290

	Airlines — 1.3%
6	Copa Holdings SA, (Panama), Class A	502
20	Delta Air Lines, Inc. (j)	1,001
10	United Continental Holdings, Inc. (a)	714

		2,217

	Commercial Services & Supplies — 0.8%
88	Pitney Bowes, Inc.	1,340

	Construction & Engineering — 2.3%
28	Chicago Bridge & Iron Co. NV	903
27	Jacobs Engineering Group, Inc. (a)	1,562
43	Quanta Services, Inc. (a)	1,489

		3,954

	Electrical Equipment — 1.9%
21	EnerSys	1,607
23	Regal Beloit Corp.	1,608

		3,215

	Machinery — 1.9%
49	Allison Transmission Holdings, Inc. (j)	1,652
11	Parker-Hannifin Corp.	1,540

		3,192

	Professional Services — 0.9%
6	Dun & Bradstreet Corp. (The)	749
9	ManpowerGroup, Inc.	842

		1,591

	Road & Rail — 1.2%
19	Landstar System, Inc.	1,610
17	Swift Transportation Co. (a)	420

		2,030

	Trading Companies & Distributors — 1.9%
15	United Rentals, Inc. (a) (j)	1,623
23	WESCO International, Inc. (a)	1,503

		3,126

	Total Industrials	22,955

	Information Technology — 24.6%
	Communications Equipment — 1.2%
33	Cisco Systems, Inc. (j)	986
7	F5 Networks, Inc. (a)	1,067

		2,053

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Electronic Equipment, Instruments & Components — 0.7%
50	Corning, Inc. (j)	1,221

	Internet Software & Services — 2.3%
58	eBay, Inc. (a) (j)	1,715
14	InterActiveCorp (a)	915
5	j2 Global, Inc.	368
11	VeriSign, Inc. (a) (j)	829

		3,827

	IT Services — 5.0%
16	Computer Sciences Corp. (j)	940
4	DST Systems, Inc.	466
91	First Data Corp., Class A (a)	1,298
9	International Business Machines Corp.	1,531
5	Science Applications International Corp.	413
60	Teradata Corp. (a)	1,630
9	Vantiv, Inc., Class A (a)	543
77	Western Union Co. (The)	1,680

		8,501

	Semiconductors & Semiconductor Equipment — 3.9%
18	Applied Materials, Inc.	593
16	Lam Research Corp.	1,737
38	Marvell Technology Group Ltd., (Bermuda)	530
28	ON Semiconductor Corp. (a)	356
27	QUALCOMM, Inc.	1,764
61	Teradyne, Inc.	1,552

		6,532

	Software — 8.0%
26	Activision Blizzard, Inc.	927
52	CA, Inc.	1,643
60	Cadence Design Systems, Inc. (a)	1,516
18	Citrix Systems, Inc. (a) (j)	1,619
27	Microsoft Corp. (j)	1,693
107	Nuance Communications, Inc. (a) (j)	1,589
64	Symantec Corp.	1,529
11	Synopsys, Inc. (a)	648
16	Take-Two Interactive Software, Inc. (a)	775
20	VMware, Inc., Class A (a)	1,606

		13,545

	Technology Hardware, Storage & Peripherals — 3.5%
7	Apple, Inc. (j)	782
101	HP, Inc.	1,500
51	NCR Corp. (a)	2,078

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — continued
44	NetApp, Inc.	1,547

		5,907

	Total Information Technology	41,586

	Materials — 4.4%
	Chemicals — 1.6%
30	Cabot Corp. (j)	1,526
42	Huntsman Corp.	798
4	LyondellBasell Industries NV, Class A	371

		2,695

	Containers & Packaging — 1.2%
7	Berry Plastics Group, Inc. (a)	319
8	International Paper Co.	415
5	Packaging Corp. of America	386
17	WestRock Co.	839

		1,959

	Metals & Mining — 1.6%
12	Reliance Steel & Aluminum Co.	974
47	Steel Dynamics, Inc.	1,655
4	United States Steel Corp.	146

		2,775

	Total Materials	7,429

	Real Estate — 2.1%
	Equity Real Estate Investment Trusts (REITs) — 2.1%
38	American Homes 4 Rent, Class A	790
22	DuPont Fabros Technology, Inc.	973
18	Equity Commonwealth (a)	547
141	VEREIT, Inc.	1,191

	Total Real Estate	3,501

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.8%
15	CenturyLink, Inc.	363
18	Verizon Communications, Inc.	963

		1,326

	Wireless Telecommunication Services — 0.2%
34	Sprint Corp. (a)	290

	Total Telecommunication Services	1,616

	Utilities — 3.7%
	Gas Utilities — 0.7%
25	UGI Corp. (j)	1,172

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Independent Power & Renewable Electricity Producers — 1.7%
134	AES Corp.	1,553
103	NRG Energy, Inc.	1,260

		2,813

	Multi-Utilities — 1.3%
31	CenterPoint Energy, Inc.	760
51	MDU Resources Group, Inc.	1,479

		2,239

	Total Utilities	6,224

	Total Common Stocks (Cost $131,393)	149,348

Short-Term Investment — 14.1%
	Investment Company — 14.1%
23,704	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $23,704)	23,704

	Total Investments, Before Short Positions — 102.6% (Cost $155,097)	173,052
	Liabilities in Excess of Other Assets — (2.6)%	(4,371)

	NET ASSETS — 100.0%	$168,681

Short Positions — 88.2%
Common Stocks — 88.2%
	Consumer Discretionary — 16.3%
	Automobiles — 1.1%
9	Tesla Motors, Inc. (a)	1,816

	Diversified Consumer Services — 1.6%
69	H&R Block, Inc.	1,586
32	ServiceMaster Global Holdings, Inc. (a)	1,204

		2,790

	Hotels, Restaurants & Leisure — 3.9%
4	Chipotle Mexican Grill, Inc. (a)	1,500
11	Marriott International, Inc., Class A	901
39	Norwegian Cruise Line Holdings Ltd. (a)	1,655
13	Royal Caribbean Cruises Ltd.	1,095
13	Texas Roadhouse, Inc.	630
9	Wynn Resorts Ltd.	746

		6,527

	Household Durables — 0.7%
27	Newell Brands, Inc.	1,207

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Direct Marketing Retail — 2.1%
54	Liberty Interactive Corp. QVC Group, Class A (a)	1,078
8	Netflix, Inc. (a)	969
7	TripAdvisor, Inc. (a)	336
33	Wayfair, Inc., Class A (a)	1,157

		3,540

	Leisure Products — 0.2%
5	Polaris Industries, Inc.	373

	Media — 2.0%
8	AMC Entertainment Holdings, Inc., Class A	282
5	Charter Communications, Inc., Class A (a)	1,472
31	Lions Gate Entertainment Corp., Class A	845
31	Lions Gate Entertainment Corp., Class B (a)	771

		3,370

	Specialty Retail — 2.6%
16	CarMax, Inc. (a)	1,013
20	L Brands, Inc.	1,292
4	Signet Jewelers Ltd.	386
8	TJX Cos., Inc. (The)	603
14	Tractor Supply Co.	1,051

		4,345

	Textiles, Apparel & Luxury Goods — 2.1%
32	NIKE, Inc., Class B	1,633
45	Under Armour, Inc., Class A (a)	1,316
11	VF Corp.	581

		3,530

	Total Consumer Discretionary	27,498

	Consumer Staples — 4.7%
	Beverages — 1.6%
22	Brown-Forman Corp., Class B	1,010
11	Constellation Brands, Inc., Class A	1,690

		2,700

	Food & Staples Retailing — 0.9%
10	Costco Wholesale Corp.	1,577

	Food Products — 1.3%
6	Kraft Heinz Co. (The)	539
41	Snyder’s-Lance, Inc.	1,565

		2,104

	Personal Products — 0.9%
66	Coty, Inc., Class A	1,209

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Personal Products — continued
5	Estee Lauder Cos., Inc. (The), Class A	360

		1,569

	Total Consumer Staples	7,950

	Energy — 2.9%
	Oil, Gas & Consumable Fuels — 2.9%
20	Chevron Corp.	2,378
22	EQT Corp.	1,411
52	Kosmos Energy Ltd. (a)	366
9	Phillips 66	747

	Total Energy	4,902

	Financials — 3.1%
	Banks — 1.4%
122	People’s United Financial, Inc.	2,354

	Capital Markets — 0.9%
15	Artisan Partners Asset Management, Inc., Class A	451
7	Franklin Resources, Inc.	279
21	Interactive Brokers Group, Inc., Class A	748

		1,478

	Consumer Finance — 0.2%
16	OneMain Holdings, Inc. (a)	345

	Insurance — 0.6%
1	Markel Corp. (a)	995

	Total Financials	5,172

	Health Care — 10.0%
	Biotechnology — 1.8%
13	ACADIA Pharmaceuticals, Inc. (a)	362
5	Alnylam Pharmaceuticals, Inc. (a)	199
4	BioMarin Pharmaceutical, Inc. (a)	307
5	Bluebird Bio, Inc. (a)	327
2	Intercept Pharmaceuticals, Inc. (a)	217
12	Juno Therapeutics, Inc. (a)	229
39	OPKO Health, Inc. (a)	360
5	Puma Biotechnology, Inc. (a)	146
1	Regeneron Pharmaceuticals, Inc. (a)	532
6	Seattle Genetics, Inc. (a)	336

		3,015

	Health Care Equipment & Supplies — 1.6%
27	DENTSPLY SIRONA, Inc.	1,530
20	DexCom, Inc. (a)	1,212

		2,742

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 3.9%
45	Acadia Healthcare Co., Inc. (a)	1,475
10	Centene Corp. (a)	541
26	Envision Healthcare Corp. (a)	1,642
7	Henry Schein, Inc. (a)	1,009
6	LifePoint Health, Inc. (a)	352
34	Team Health Holdings, Inc. (a)	1,491

		6,510

	Health Care Technology — 0.1%
19	Inovalon Holdings, Inc., Class A (a)	197

	Pharmaceuticals — 2.6%
11	Bristol-Myers Squibb Co.	643
58	Catalent, Inc. (a)	1,571
4	Perrigo Co. plc	364
34	Zoetis, Inc.	1,808

		4,386

	Total Health Care	16,850

	Industrials — 15.1%
	Aerospace & Defense — 2.7%
13	Arconic, Inc.	246
33	Hexcel Corp.	1,692
19	Orbital ATK, Inc.	1,674
4	TransDigm Group, Inc.	965

		4,577

	Airlines — 1.0%
30	Spirit Airlines, Inc. (a)	1,717

	Building Products — 1.3%
39	Armstrong World Industries, Inc. (a)	1,630
11	Fortune Brands Home & Security, Inc.	612

		2,242

	Commercial Services & Supplies — 1.9%
108	Covanta Holding Corp.	1,679
31	Rollins, Inc.	1,052
6	Stericycle, Inc. (a)	458

		3,189

	Electrical Equipment — 0.9%
6	Acuity Brands, Inc.	1,426

	Industrial Conglomerates — 0.5%
26	General Electric Co.	811

	Machinery — 3.0%
42	ITT, Inc.	1,611
7	Middleby Corp. (The) (a)	921

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Machinery — continued
10	Snap-on, Inc.	1,648
33	Trinity Industries, Inc.	911

		5,091

	Marine — 0.2%
5	Kirby Corp. (a)	359

	Road & Rail — 2.1%
5	AMERCO	1,802
12	Genesee & Wyoming, Inc., Class A (a)	819
6	Old Dominion Freight Line, Inc. (a)	532
5	Ryder System, Inc.	409

		3,562

	Trading Companies & Distributors — 1.5%
35	Fastenal Co.	1,647
4	WW Grainger, Inc.	912

		2,559

	Total Industrials	25,533

	Information Technology — 25.5%
	Communications Equipment — 1.1%
6	EchoStar Corp., Class A (a)	313
23	ViaSat, Inc. (a)	1,520

		1,833

	Electronic Equipment, Instruments & Components — 5.0%
26	Amphenol Corp., Class A	1,774
37	CDW Corp.	1,922
60	Fitbit, Inc., Class A (a)	437
22	Keysight Technologies, Inc. (a)	796
6	Littelfuse, Inc.	915
63	National Instruments Corp.	1,929
36	VeriFone Systems, Inc. (a)	641

		8,414

	Internet Software & Services — 1.7%
2	CoStar Group, Inc. (a)	306
5	Facebook, Inc., Class A (a)	564
134	Pandora Media, Inc. (a)	1,744
8	Zillow Group, Inc., Class C (a)	284

		2,898

	IT Services — 6.3%
18	Broadridge Financial Solutions, Inc.	1,172
26	EPAM Systems, Inc. (a)	1,698
21	Fidelity National Information Services, Inc.	1,622
22	Genpact Ltd. (a)	527

SHARES		SECURITY DESCRIPTION	VALUE($)

		IT Services — continued
11		Global Payments, Inc.	772
9		Jack Henry & Associates, Inc.	806
30		MAXIMUS, Inc.	1,656
13		Paychex, Inc.	764
65		Sabre Corp.	1,611

			10,628

		Semiconductors & Semiconductor Equipment — 4.8%
76		Advanced Micro Devices, Inc. (a)	858
28		Cavium, Inc. (a)	1,769
50		First Solar, Inc. (a)	1,620
38		Micron Technology, Inc. (a)	838
35		Microsemi Corp. (a)	1,908
11		Monolithic Power Systems, Inc.	930
4		Versum Materials, Inc. (a)	98

			8,021

		Software — 6.6%
5		Autodesk, Inc. (a)	346
15		Blackbaud, Inc.	960
15		Ellie Mae, Inc. (a)	1,261
80		FireEye, Inc. (a)	949
30		Guidewire Software, Inc. (a)	1,474
16		salesforce.com, Inc. (a)	1,082
44		SS&C Technologies Holdings, Inc.	1,263
10		Tyler Technologies, Inc. (a)	1,481
8		Ultimate Software Group, Inc. (The) (a)	1,445
14		Workday, Inc., Class A (a)	907

			11,168

		Total Information Technology	42,962

		Materials — 5.0%
		Chemicals — 2.0%
5		Air Products & Chemicals, Inc.	750
52		CF Industries Holdings, Inc.	1,634
8		Praxair, Inc.	957

			3,341

		Containers & Packaging — 0.9%
21		Ball Corp.	1,586

		Metals & Mining — 2.1%
–	(h)	Alcoa Corp.	—	(h)
19		Compass Minerals International, Inc.	1,492
48		Southern Copper Corp., (Peru)	1,537

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Metals & Mining — continued
52	Tahoe Resources, Inc.	491

		3,520

	Total Materials	8,447

	Real Estate — 1.9%
	Equity Real Estate Investment Trusts (REITs) — 0.9%
17	Life Storage, Inc.	1,426

	Real Estate Management & Development — 1.0%
38	CBRE Group, Inc., Class A (a)	1,193
5	Jones Lang LaSalle, Inc.	553

		1,746

	Total Real Estate	3,172

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.9%
438	Frontier Communications Corp.	1,482

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.4%
25	Telephone & Data Systems, Inc.	716

	Total Telecommunication Services	2,198

	Utilities — 2.4%
	Gas Utilities — 0.4%
9	Atmos Energy Corp.	642

	Multi-Utilities — 2.0%
24	Dominion Resources, Inc.	1,803
15	Sempra Energy	1,550

		3,353

	Total Utilities	3,995

	Total Securities Sold Short (Proceeds $146,326)	$148,679

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(2)	E-mini S&P 500	03/17/17	USD	$(223)	$—	(h)
(3)	S&P Mid Cap 400	03/17/17	USD	(498)	11

					$11

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Consumer Discretionary — 15.1%
	Distributors — 1.0%
1,144	Genuine Parts Co.	109,259

	Hotels, Restaurants & Leisure — 1.9%
880	Brinker International, Inc.	43,576
3,486	Hilton Worldwide Holdings, Inc.	94,819
2,933	La Quinta Holdings, Inc. (a)	41,678
890	Red Rock Resorts, Inc., Class A	20,637

		200,710

	Household Durables — 0.4%
1,045	Newell Brands, Inc.	46,681

	Internet & Direct Marketing Retail — 0.7%
681	Expedia, Inc.	77,166

	Media — 5.3%
1,293	CBS Corp. (Non-Voting), Class B	82,254
316	Charter Communications, Inc., Class A (a)	91,094
3,835	Clear Channel Outdoor Holdings, Inc., Class A	19,369
2,466	DISH Network Corp., Class A (a)	142,862
2,648	Entercom Communications Corp., Class A	40,511
2,982	Media General, Inc. (a)	56,147
598	Nexstar Broadcasting Group, Inc., Class A	37,854
1,127	Sinclair Broadcast Group, Inc., Class A	37,592
605	Time Warner, Inc.	58,382

		566,065

	Multiline Retail — 0.8%
1,722	Kohl’s Corp.	85,008

	Specialty Retail — 4.0%
96	AutoZone, Inc. (a)	76,072
1,426	Bed Bath & Beyond, Inc.	57,965
1,632	Best Buy Co., Inc.	69,617
2,038	Gap, Inc. (The)	45,735
612	Home Depot, Inc. (The)	82,005
1,239	Tiffany & Co.	95,928

		427,322

	Textiles, Apparel & Luxury Goods — 1.0%
940	Columbia Sportswear Co.	54,796
2,230	Hanesbrands, Inc.	48,106

		102,902

	Total Consumer Discretionary	1,615,113

	Consumer Staples — 6.0%
	Beverages — 1.0%
798	Dr Pepper Snapple Group, Inc.	72,325
396	Molson Coors Brewing Co., Class B	38,505

		110,830

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.6%
1,291	CVS Health Corp.	101,834
2,047	Kroger Co. (The)	70,642

		172,476

	Food Products — 1.5%
639	Amplify Snack Brands, Inc. (a)	5,628
958	Post Holdings, Inc. (a)	77,031
1,057	TreeHouse Foods, Inc. (a)	76,339

		158,998

	Household Products — 1.4%
829	Energizer Holdings, Inc.	36,997
1,285	Procter & Gamble Co. (The)	108,044

		145,041

	Personal Products — 0.5%
2,616	Coty, Inc., Class A	47,899

	Total Consumer Staples	635,244

	Energy — 7.2%
	Oil, Gas & Consumable Fuels — 7.2%
1,813	ConocoPhillips	90,899
1,227	EQT Corp.	80,254
2,771	Exxon Mobil Corp.	250,146
4,403	Kinder Morgan, Inc.	91,188
1,952	Marathon Petroleum Corp.	98,283
2,118	PBF Energy, Inc., Class A	59,052
1,114	Phillips 66	96,295

	Total Energy	766,117

	Financials — 32.4%
	Banks — 15.7%
12,722	Bank of America Corp.	281,154
2,188	Citigroup, Inc.	130,017
3,393	Citizens Financial Group, Inc.	120,900
2,690	Fifth Third Bancorp	72,539
773	First Republic Bank	71,259
1,003	M&T Bank Corp.	156,891
1,360	PNC Financial Services Group, Inc. (The)	159,019
2,425	SunTrust Banks, Inc.	133,017
2,276	US Bancorp	116,923
7,827	Wells Fargo & Co.	431,335

		1,673,054

	Capital Markets — 3.8%
1,920	Charles Schwab Corp. (The)	75,763
1,679	Invesco Ltd.	50,950
1,983	Morgan Stanley	83,765

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
855	Northern Trust Corp.	76,166
1,551	T Rowe Price Group, Inc.	116,761

		403,405

	Consumer Finance — 3.0%
3,982	Ally Financial, Inc.	75,734
2,841	Capital One Financial Corp.	247,831

		323,565

	Insurance — 9.9%
44	Alleghany Corp. (a)	26,541
1,470	Allied World Assurance Co. Holdings AG	78,975
2,770	American International Group, Inc.	180,895
748	Chubb Ltd.	98,840
2,229	CNO Financial Group, Inc.	42,683
2,632	Hartford Financial Services Group, Inc. (The)	125,434
4,847	Loews Corp.	226,977
448	Marsh & McLennan Cos., Inc.	30,267
526	Prudential Financial, Inc.	54,746
921	Travelers Cos., Inc. (The)	112,798
1,858	Unum Group	81,609

		1,059,765

	Total Financials	3,459,789

	Health Care — 9.0%
	Health Care Providers & Services — 3.1%
919	Aetna, Inc.	113,907
275	Cigna Corp.	36,656
1,059	HCA Holdings, Inc. (a)	78,372
676	UnitedHealth Group, Inc.	108,139

		337,074

	Pharmaceuticals — 5.9%
250	Allergan plc (a)	52,586
1,468	Johnson & Johnson	169,117
2,577	Merck & Co., Inc.	151,726
7,793	Pfizer, Inc.	253,107

		626,536

	Total Health Care	963,610

	Industrials — 6.3%
	Aerospace & Defense — 1.2%
1,101	United Technologies Corp.	120,681

	Airlines — 1.6%
3,509	Delta Air Lines, Inc.	172,613

	Industrial Conglomerates — 2.0%
964	Carlisle Cos., Inc.	106,311

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — continued
936	Honeywell International, Inc.	108,482

		214,793

	Machinery — 1.5%
1,030	Dover Corp.	77,170
670	Illinois Tool Works, Inc.	82,097

		159,267

	Total Industrials	667,354

	Information Technology — 7.0%
	Communications Equipment — 1.1%
3,800	Cisco Systems, Inc.	114,836

	Electronic Equipment, Instruments & Components — 0.7%
1,025	Arrow Electronics, Inc. (a)	73,112

	IT Services — 0.5%
1,477	PayPal Holdings, Inc. (a)	58,313

	Semiconductors & Semiconductor Equipment — 2.7%
832	KLA-Tencor Corp.	65,454
1,247	QUALCOMM, Inc.	81,301
1,941	Texas Instruments, Inc.	141,642

		288,397

	Software — 1.3%
2,180	Microsoft Corp.	135,440

	Technology Hardware, Storage & Peripherals — 0.7%
3,134	Hewlett Packard Enterprise Co.	72,514

	Total Information Technology	742,612

	Materials — 3.8%
	Chemicals — 0.2%
1,124	AdvanSix, Inc. (a)	24,896

	Construction Materials — 0.8%
369	Martin Marietta Materials, Inc.	81,780

	Containers & Packaging — 2.3%
1,400	Ball Corp.	105,068
3,462	Graphic Packaging Holding Co.	43,206
2,022	WestRock Co.	102,667

		250,941

	Paper & Forest Products — 0.5%
2,334	KapStone Paper and Packaging Corp.	51,467

	Total Materials	409,084

	Real Estate — 4.5%
	Equity Real Estate Investment Trusts (REITs) — 4.1%
3,446	American Homes 4 Rent, Class A	72,306
2,676	Brixmor Property Group, Inc.	65,343

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
678	EastGroup Properties, Inc.	50,086
2,340	Kimco Realty Corp.	58,872
2,325	Outfront Media, Inc.	57,823
3,257	Rayonier, Inc.	86,624
1,414	Weyerhaeuser Co.	42,532

		433,586

	Real Estate Management & Development — 0.4%
1,337	CBRE Group, Inc., Class A (a)	42,102

	Total Real Estate	475,688

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 0.9%
1,778	Verizon Communications, Inc.	94,905

	Wireless Telecommunication Services — 0.5%
918	T-Mobile US, Inc. (a)	52,771

	Total Telecommunication Services	147,676

	Utilities — 5.8%
	Electric Utilities — 5.2%
1,684	American Electric Power Co., Inc.	105,993
1,146	Duke Energy Corp.	88,945
1,083	Edison International	77,997
1,262	Eversource Energy	69,678

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
937	NextEra Energy, Inc.	111,910
2,658	Xcel Energy, Inc.	108,184

		562,707

	Multi-Utilities — 0.6%
611	Sempra Energy	61,451

	Total Utilities	624,158

	Total Common Stocks (Cost $7,965,649)	10,506,445

Short-Term Investment — 1.7%
	Investment Company — 1.7%
184,644	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $184,644)	184,644

	Total Investments — 100.2% (Cost $8,150,293)	10,691,089
	Liabilities in Excess of Other Assets — (0.2)%	(23,371)

	NET ASSETS — 100.0%	$10,667,718

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	— Amount rounds to less than 500.
(j)	— All or a portion of the security is segregated for short sales. The total value of securities and cash segregated as collateral is approximately $26,810,000 and $150,134,000, respectively.
(l)	— The rate shown is the current yield as of December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$5,982,852	$2,516,512		$2,658,585
Investments in affiliates, at value	108,763	89,081		63,672

Total investment securities, at value	6,091,615	2,605,593		2,722,257
Cash	—	—		—	(a)
Receivables:
Investment securities sold	—	932		1,984
Fund shares sold	26,991	3,738		5,887
Dividends from non-affiliates	1,062	2,372		720
Dividends from affiliates	40	27		17

Total Assets	6,119,708	2,612,662		2,730,865

LIABILITIES:
Payables:
Due to custodian	48	—		—
Fund shares redeemed	12,242	1,850		10,471
Accrued liabilities:
Investment advisory fees	3,381	1,435		1,481
Administration fees	423	182		177
Distribution fees	698	94		259
Shareholder servicing fees	395	73		138
Custodian and accounting fees	39	22		17
Trustees’ and Chief Compliance Officer’s fees	23	—	(a)	1
Printing and mailing cost	164	302		132
Sub-transfer agency fees	460	368		555
Other	175	19		98

Total Liabilities	18,048	4,345		13,329

Net Assets	$6,101,660	$2,608,317		$2,717,536

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$4,766,757	$2,002,213	$2,352,244
Accumulated undistributed (distributions in excess of) net investment income	(20,692)	(582)	(10,014)
Accumulated net realized gains (losses)	(100,034)	(28,323)	(42,108)
Net unrealized appreciation (depreciation)	1,455,629	635,009	417,414

Total Net Assets	$6,101,660	$2,608,317	$2,717,536

Net Assets:
Class A	$1,549,154	$342,456	$871,922
Class C	556,435	30,577	87,166
Class R2	—	612	31,668
Class R3	—	—	20
Class R4	—	—	20
Class R5	79,977	2,788	220,600
Class R6	2,839,301	1,550,055	627,006
Select Class	1,076,793	681,829	879,134

Total	$6,101,660	$2,608,317	$2,717,536

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	102,096	7,808	35,957
Class C	41,070	717	4,434
Class R2	—	14	1,205
Class R3	—	—	1
Class R4	—	—	1
Class R5	5,073	63	7,953
Class R6	179,468	34,933	22,534
Select Class	69,309	15,376	31,975

Net Asset Value (a):
Class A — Redemption price per share	$15.17	$43.86	$24.25
Class C — Offering price per share (b)	13.55	42.63	19.66
Class R2 — Offering and redemption price per share	—	43.62	26.28
Class R3 — Offering and redemption price per share	—	—	27.47
Class R4 — Offering and redemption price per share	—	—	27.49
Class R5 — Offering and redemption price per share	15.77	44.37	27.74
Class R6 — Offering and redemption price per share	15.82	44.37	27.82
Select Class — Offering and redemption price per share	15.54	44.34	27.49
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.01	$46.29	$25.59

Cost of investments in non-affiliates	$4,527,223	$1,881,503	$2,241,171
Cost of investments in affiliates	108,763	89,081	63,672

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$16,400,277	$149,348	$10,506,445
Investments in affiliates, at value	766,568	23,704	184,644

Total investment securities, at value	17,166,845	173,052	10,691,089
Restricted cash	—	20	—
Cash	—	116	205
Deposits at broker for futures contracts	—	170	—
Deposits at broker for securities sold short	—	150,134	—
Receivables:
Investment securities sold	—	4,707	—
Fund shares sold	49,870	111	21,275
Dividends from non-affiliates	26,677	157	9,845
Dividends from affiliates	221	7	60
Variation margin on futures contracts	—	3	—

Total Assets	17,243,613	328,477	10,722,474

LIABILITIES:
Payables:
Due to custodian	3	—	—
Securities sold short, at value	—	148,679	—
Dividend expense to non-affiliates on securities sold short	—	97	—
Investment securities purchased	—	5,572	8,040
Interest expense to non-affiliates on securities sold short	—	7	—
Fund shares redeemed	88,922	5,258	37,115
Accrued liabilities:
Investment advisory fees	8,550	95	5,772
Administration fees	1,195	—	738
Distribution fees	862	5	888
Shareholder servicing fees	582	37	488
Custodian and accounting fees	27	7	43
Trustees’ and Chief Compliance Officer’s fees	92	—	52
Printing and mailing cost	369	6	205
Sub-transfer agency fees	3,402	7	1,283
Other	383	26	132

Total Liabilities	104,387	159,796	54,756

Net Assets	$17,139,226	$168,681	$10,667,718

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$11,684,022	$162,075	$8,286,153
Accumulated undistributed (distributions in excess of) net investment income	(3,386)	(1,306)	92
Accumulated net realized gains (losses)	14,341	(7,701)	(159,323)
Net unrealized appreciation (depreciation)	5,444,249	15,613	2,540,796

Total Net Assets	$17,139,226	$168,681	$10,667,718

Net Assets:
Class A	$2,251,296	$5,411	$1,854,162
Class C	531,177	5,220	771,589
Class L (formerly Institutional Class)	11,574,107	—	3,666,117
Class R2	66,949	—	—
Class R3	21	—	22
Class R4	21	—	22
Class R5	21	—	22
Class R6	51,221	—	2,937,216
Select Class	2,664,413	158,050	1,438,568

Total	$17,139,226	$168,681	$10,667,718

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	63,169	538	57,784
Class C	15,463	555	24,131
Class L (formerly Institutional Class)	317,972	—	113,733
Class R2	1,952	—	—
Class R3	1	—	1
Class R4	1	—	1
Class R5	— (a)	—	1
Class R6	1,408	—	91,192
Select Class	74,010	15,351	44,593

Net Asset Value (b):
Class A — Redemption price per share	$35.64	$10.05	$32.09
Class C — Offering price per share (c)	34.35	9.41	31.97
Class L (formerly Institutional Class) — Offering and redemption price per share	36.40	—	32.23
Class R2 — Offering and redemption price per share	34.30	—	—
Class R3 — Offering and redemption price per share	35.50	—	31.94
Class R4 — Offering and redemption price per share	35.93	—	32.20
Class R5 — Offering and redemption price per share	36.38	—	32.21
Class R6 — Offering and redemption price per share	36.38	—	32.21
Select Class — Offering and redemption price per share	36.00	10.30	32.26
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$37.61	$10.61	$33.87

Cost of investments in non-affiliates	$10,956,028	$131,393	$7,965,649
Cost of investments in affiliates	766,568	23,704	184,644
Proceeds from securities sold short	—	146,326	—

(a)	Amount rounds to less than 500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$19,013	$14,188	$8,513
Dividend income from affiliates	224	149	75
Interest income from affiliates	4	2	1

Total investment income	19,241	14,339	8,589

EXPENSES:
Investment advisory fees	20,035	8,184	9,286
Administration fees	2,524	1,031	1,170
Distribution fees:
Class A	2,051	435	1,177
Class C	2,243	121	356
Class R2	—	2	67
Class R3 (a)	—	—	—	(b)
Shareholder servicing fees:
Class A	2,051	435	1,177
Class C	748	40	119
Class R2	—	1	33
Class R3 (a)	—	—	—	(b)
Class R4 (a)	—	—	—	(b)
Class R5	21	1	56
Select Class	1,254	817	1,159
Custodian and accounting fees	93	42	46
Interest expense to affiliates	— (b)	—	—
Professional fees	57	32	36
Trustees’ and Chief Compliance Officer’s fees	34	16	16
Printing and mailing costs	142	181	111
Registration and filing fees	118	25	57
Transfer agency fees (See Note 2.E.)	103	24	229
Sub-transfer agency fees (See Note 2.E.)	1,244	695	1,129
Other	93	25	33

Total expenses	32,811	12,107	16,257

Less fees waived	(1,290)	(1,193)	(1,811)
Less expense reimbursements	(2)	(16)	(63)

Net expenses	31,519	10,898	14,383

Net investment income (loss)	(12,278)	3,441	(5,794)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from Investments in non-affiliates	121,384	28,273	2,613
Change in net unrealized appreciation/depreciation on Investments in non-affiliates	206,479	103,262	107,428

Net realized/unrealized gains (losses)	327,863	131,535	110,041

Change in net assets resulting from operations	$315,585	$134,976	$104,247

(a)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$136,448		$1,208	$109,051
Dividend income from affiliates	1,159		28	314
Interest income from affiliates	11		— (a)	7

Total investment income	137,618		1,236	109,372

EXPENSES:
Investment advisory fees	53,416		728	33,576
Administration fees	6,728		74	4,229
Distribution fees:
Class A	2,856		8	2,423
Class C	2,054		21	2,795
Class R2	165		—	—
Class R3 (b)	—	(a)	—	—	(a)
Shareholder servicing fees:
Class A	2,856		8	2,423
Class C	685		7	931
Class L (formerly Institutional Class)	5,486		—	2,620
Class R2	82		—	—
Class R3 (b)	—	(a)	—	—	(a)
Class R4 (b)	—	(a)	—	—	(a)
Class R5 (b)	—	(a)	—	—	(a)
Select Class	3,176		213	1,705
Custodian and accounting fees	179		17	129
Interest expense to affiliates	—	(a)	—	—
Professional fees	250		28	173
Trustees’ and Chief Compliance Officer’s fees	91		13	57
Printing and mailing costs	476		5	336
Registration and filing fees	70		20	146
Transfer agency fees (See Note 2.E.)	510		3	128
Sub-transfer agency fees (See Note 2.E.)	7,066		13	2,608
Other	265		5	104
Dividend expense to non-affiliates on securities sold short	—		1,032	—
Interest expense to non-affiliates on securities sold short	—		10	—

Total expenses	86,411		2,205	54,383

Less fees waived	(10,894)		(246)	(5,313)
Less expense reimbursements	(2,674)		—	(183)

Net expenses	72,843		1,959	48,887

Net investment income (loss)	64,775		(723)	60,485

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	231,604		12,295	69,076
Futures	—		(180)	—
Securities sold short	—		(8,721)	—

Net realized gain (loss)	231,604		3,394	69,076

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	892,882		4,021	1,138,209
Futures	—		41	—
Securities sold short	—		(3,811)	—

Change in net unrealized appreciation/depreciation	892,882		251	1,138,209

Net realized/unrealized gains (losses)	1,124,486		3,645	1,207,285

Change in net assets resulting from operations	$1,189,261		$2,922	$1,267,770

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund and Value Advantage Fund.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(12,278)	$(20,440)	$3,441	$8,836
Net realized gain (loss)	121,384	(145,387)	28,273	58,144
Change in net unrealized appreciation/depreciation	206,479	(181,585)	103,262	(300,510)

Change in net assets resulting from operations	315,585	(347,412)	134,976	(233,530)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(356)	(182)
From net realized gains	—	(57,173)	(10,459)	(12,309)
Class C
From net realized gains	—	(20,218)	(964)	(1,246)
Class R2
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(19)	(39)
Class R5
From net investment income	—	—	(9)	(7)
From net realized gains	—	(2,457)	(84)	(147)
Class R6
From net investment income	—	—	(5,206)	(3,761)
From net realized gains	—	(86,200)	(46,392)	(61,528)
Select Class
From net investment income	—	—	(1,827)	(2,603)
From net realized gains	—	(48,267)	(20,374)	(75,744)

Total distributions to shareholders	—	(214,315)	(85,690)	(157,566)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(177,525)	1,337,047	194,682	(547,848)

NET ASSETS:
Change in net assets	138,060	775,320	243,968	(938,944)
Beginning of period	5,963,600	5,188,280	2,364,349	3,303,293

End of period	$6,101,660	$5,963,600	$2,608,317	$2,364,349

Accumulated undistributed (distributions in excess of) net investment income	$(20,692)	$(8,414)	$(582)	$3,375

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(5,794)	$(11,080)	$64,775	$133,064
Net realized gain (loss)	2,613	181,344	231,604	921,071
Change in net unrealized appreciation/depreciation	107,428	(478,421)	892,882	(753,064)

Change in net assets resulting from operations	104,247	(308,157)	1,189,261	301,071

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(9,018)	(9,590)
From net realized gains	(449)	(56,339)	(135,546)	(130,210)
Class C
From net realized gains	(55)	(6,714)	(33,147)	(31,402)
Class L (formerly Institutional Class)
From net investment income	—	—	(100,129)	(89,774)
From net realized gains	—	—	(669,173)	(526,794)
Class R2
From net investment income	—	—	(133)	(113)
From net realized gains	(11)	(1,533)	(4,114)	(3,769)
Class R3 (a)
From net investment income	—	—	— (b)	—
From net realized gains	— (b)	—	(1)	—
Class R4 (a)
From net investment income	—	—	— (b)	—
From net realized gains	— (b)	—	(1)	—
Class R5 (c)
From net investment income	—	—	— (b)	—
From net realized gains	(96)	(8,974)	(1)	—
Class R6 (c)
From net investment income	—	—	(437)	—
From net realized gains	(275)	(23,518)	(2,480)	—
Select Class
From net investment income	—	—	(17,549)	(14,584)
From net realized gains	(390)	(50,435)	(155,821)	(117,229)

Total distributions to shareholders	(1,276)	(147,513)	(1,127,550)	(923,465)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(236,918)	244,627	1,513,373	227,463

NET ASSETS:
Change in net assets	(133,947)	(211,043)	1,575,084	(394,931)
Beginning of period	2,851,483	3,062,526	15,564,142	15,959,073

End of period	$2,717,536	$2,851,483	$17,139,226	$15,564,142

Accumulated undistributed (distributions in excess of) net investment income	$(10,014)	$(4,220)	$(3,386)	$59,105

(a)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(723)	$(1,875)	$60,485	$137,198
Net realized gain (loss)	3,394	30,953	69,076	(206,123)
Change in net unrealized appreciation/depreciation	251	(24,115)	1,138,209	(248,822)

Change in net assets resulting from operations	2,922	4,963	1,267,770	(317,747)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(17,004)	(13,377)
From net realized gains	—	—	—	(22,474)
Class C
From net investment income	—	—	(4,071)	(1,450)
From net realized gains	—	—	—	(7,412)
Class L (formerly Institutional Class)
From net investment income	—	—	(51,645)	(77,515)
From net realized gains	—	—	—	(69,917)
Class R3 (a)
From net investment income	—	—	— (b)	—
Class R4 (a)
From net investment income	—	—	— (b)	—
Class R5 (a)
From net investment income	—	—	— (b)	—
Class R6 (a)
From net investment income	—	—	(44,017)	—
Select Class
From net investment income	—	—	(17,338)	(9,572)
From net realized gains	—	—	—	(14,779)

Total distributions to shareholders	—	—	(134,075)	(216,496)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(22,344)	(107,540)	(556,928)	(669,313)

NET ASSETS:
Change in net assets	(19,422)	(102,577)	576,767	(1,203,556)
Beginning of period	188,103	290,680	10,090,951	11,294,507

End of period	$168,681	$188,103	$10,667,718	$10,090,951

Accumulated undistributed (distributions in excess of) net investment income	$(1,306)	$(583)	$92	$73,682

(a)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$188,879	$1,090,924	$61,012	$174,026
Distributions reinvested	—	56,255	10,790	12,454
Cost of shares redeemed	(368,058)	(535,940)	(71,804)	(64,301)

Change in net assets resulting from Class A capital transactions	$(179,179)	$611,239	$(2)	$122,179

Class C
Proceeds from shares issued	$46,807	$406,222	$3,978	$12,272
Distributions reinvested	—	18,351	964	1,246
Cost of shares redeemed	(113,829)	(105,053)	(7,018)	(4,843)

Change in net assets resulting from Class C capital transactions	$(67,022)	$319,520	$(2,076)	$8,675

Class R2
Proceeds from shares issued	$—	$—	$58	$235
Distributions reinvested	—	—	13	27
Cost of shares redeemed	—	—	(163)	(320)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(92)	$(58)

Class R5
Proceeds from shares issued	$6,213	$41,933	$200	$2,174
Distributions reinvested	—	2,457	93	154
Cost of shares redeemed	(12,969)	(15,257)	(400)	(861)

Change in net assets resulting from Class R5 capital transactions	$(6,756)	$29,133	$(107)	$1,467

Class R6
Proceeds from shares issued	$86,020	$708,587	$115,360	$260,148
Distributions reinvested	—	83,297	51,255	65,041
Cost of shares redeemed	(116,347)	(290,712)	(16,215)	(112,907)

Change in net assets resulting from Class R6 capital transactions	$(30,327)	$501,172	$150,400	$212,282

Select Class
Proceeds from shares issued	$345,180	$709,570	$146,597	$250,507
Distributions reinvested	—	31,907	19,260	64,677
Cost of shares redeemed	(239,421)	(865,494)	(119,298)	(1,207,577)

Change in net assets resulting from Select Class capital transactions	$105,759	$(124,017)	$46,559	$(892,393)

Total change in net assets resulting from capital transactions	$(177,525)	$1,337,047	$194,682	$(547,848)

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	12,479	73,064	1,376	4,101
Reinvested	—	3,824	244	299
Redeemed	(24,307)	(37,546)	(1,621)	(1,522)

Change in Class A Shares	(11,828)	39,342	(1)	2,878

Class C
Issued	3,456	30,118	92	297
Reinvested	—	1,389	22	30
Redeemed	(8,409)	(8,092)	(163)	(116)

Change in Class C Shares	(4,953)	23,415	(49)	211

Class R2
Issued	—	—	2	6
Reinvested	—	—	— (a)	1
Redeemed	—	—	(4)	(8)

Change in Class R2 Shares	—	—	(2)	(1)

Class R5
Issued	396	2,743	5	47
Reinvested	—	161	2	4
Redeemed	(829)	(1,010)	(9)	(20)

Change in Class R5 Shares	(433)	1,894	(2)	31

Class R6
Issued	5,472	47,326	2,591	6,062
Reinvested	—	5,459	1,142	1,544
Redeemed	(7,391)	(19,751)	(361)	(2,766)

Change in Class R6 Shares	(1,919)	33,034	3,372	4,840

Select Class
Issued	22,236	46,757	3,272	5,728
Reinvested	—	2,122	430	1,536
Redeemed	(15,495)	(62,228)	(2,664)	(30,292)

Change in Select Class Shares	6,741	(13,349)	1,038	(23,028)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$51,650	$297,295	$221,785	$358,763
Distributions reinvested	434	54,215	131,660	127,887
Cost of shares redeemed	(162,932)	(221,243)	(421,765)	(694,701)

Change in net assets resulting from Class A capital transactions	$(110,848)	$130,267	$(68,320)	$(208,051)

Class C
Proceeds from shares issued	$5,972	$56,492	$15,892	$28,896
Distributions reinvested	49	5,744	26,948	25,199
Cost of shares redeemed	(18,693)	(23,954)	(65,004)	(73,557)

Change in net assets resulting from Class C capital transactions	$(12,672)	$38,282	$(22,164)	$(19,462)

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$1,871,498	$2,148,891
Distributions reinvested	—	—	668,444	515,077
Cost of shares redeemed	—	—	(1,312,613)	(2,275,447)

Change in net assets resulting from Class L capital transactions	$—	$—	$1,227,329	$388,521

Class R2
Proceeds from shares issued	$11,937	$31,035	$7,937	$14,006
Distributions reinvested	10	1,494	3,909	3,715
Cost of shares redeemed	(13,431)	(6,825)	(11,362)	(20,042)

Change in net assets resulting from Class R2 capital transactions	$(1,484)	$25,704	$484	$(2,321)

Class R3 (a)
Proceeds from shares issued	$20	$—	$20	$—
Distributions reinvested	— (b)	—	1	—

Change in net assets resulting from Class R3 capital transactions	$20	$—	$21	$—

Class R4 (a)
Proceeds from shares issued	$20	$—	$20	$—
Distributions reinvested	— (b)	—	1	—

Change in net assets resulting from Class R4 capital transactions	$20	$—	$21	$—

Class R5 (c)
Proceeds from shares issued	$15,729	$120,489	$20	$—
Distributions reinvested	91	8,974	1	—
Cost of shares redeemed	(28,098)	(42,206)	—	—

Change in net assets resulting from Class R5 capital transactions	$(12,278)	$87,257	$21	$—

Class R6 (c)
Proceeds from shares issued	$85,459	$509,276	$49,833	$—
Distributions reinvested	274	23,176	2,917	—
Cost of shares redeemed	(101,162)	(120,874)	(864)	—

Change in net assets resulting from Class R6 capital transactions	$(15,429)	$411,578	$51,886	$—

Select Class
Proceeds from shares issued	$140,441	$596,426	$471,695	$575,208
Distributions reinvested	339	41,535	157,140	119,621
Cost of shares redeemed	(225,027)	(484,304)	(304,740)	(626,053)
Redemptions in-kind (See Note 7)	—	(602,118)	—	—

Change in net assets resulting from Select Class capital transactions	$(84,247)	$(448,461)	$324,095	$68,776

Total change in net assets resulting from capital transactions	$(236,918)	$244,627	$1,513,373	$227,463

(a)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	2,134	11,900	6,105	10,465
Reinvested	18	2,266	3,648	3,881
Redeemed	(6,702)	(9,178)	(11,605)	(20,274)

Change in Class A Shares	(4,550)	4,988	(1,852)	(5,928)

Class C
Issued	302	2,722	455	877
Reinvested	3	295	778	794
Redeemed	(950)	(1,230)	(1,855)	(2,221)

Change in Class C Shares	(645)	1,787	(622)	(550)

Class L (formerly Institutional Class)
Issued	—	—	50,236	61,500
Reinvested	—	—	18,060	15,274
Redeemed	—	—	(35,291)	(65,137)

Change in Class L Shares	—	—	33,005	11,637

Class R2
Issued	450	1,143	226	421
Reinvested	— (a)	57	113	117
Redeemed	(508)	(266)	(325)	(606)

Change in Class R2 Shares	(58)	934	14	(68)

Class R3 (b)
Issued	1	—	1	—
Reinvested	— (a)	—	— (a)	—

Change in Class R3 Shares	1	—	1	—

Class R4 (b)
Issued	1	—	1	—
Reinvested	— (a)	—	— (a)	—

Change in Class R4 Shares	1	—	1	—

Class R5 (c)
Issued	565	4,352	— (a)	—
Reinvested	3	329	— (a)	—
Redeemed	(1,011)	(1,554)	—	—

Change in Class R5 Shares	(443)	3,127	— (a)	—

Class R6 (c)
Issued	3,074	18,275	1,351	—
Reinvested	10	849	79	—
Redeemed	(3,652)	(4,509)	(22)	—

Change in Class R6 Shares	(568)	14,615	1,408	—

Select Class
Issued	5,108	21,225	12,833	16,809
Reinvested	12	1,536	4,300	3,589
Redeemed	(8,188)	(17,722)	(8,277)	(18,078)
Redemptions in-kind (See Note 7)	—	(20,287)	—	—

Change in Select Class Shares	(3,068)	(15,248)	8,856	2,320

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$358	$3,218	$249,524	$696,311
Distributions reinvested	—	—	16,190	34,339
Cost of shares redeemed	(1,641)	(2,889)	(667,420)	(1,032,013)

Change in net assets resulting from Class A capital transactions	$(1,283)	$329	$(401,706)	$(301,363)

Class C
Proceeds from shares issued	$43	$1,852	$55,004	$188,939
Distributions reinvested	—	—	3,544	7,489
Cost of shares redeemed	(1,039)	(2,446)	(100,080)	(140,118)

Change in net assets resulting from Class C capital transactions	$(996)	$(594)	$(41,532)	$56,310

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$751,803	$3,435,571
Distributions reinvested	—	—	45,687	138,955
Cost of shares redeemed	—	—	(3,455,528)	(2,438,224)

Change in net assets resulting from Class L capital transactions	$—	$—	$(2,658,038)	$1,136,302

Class R3 (a)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	—	—
Cost of shares redeemed	—	—	— (b)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$20	$—

Class R4 (a)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	— (b)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$20	$—

Class R5 (a)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	— (b)	—

Change in net assets resulting from Class R5 capital transactions	$—	$—	$20	$—

Class R6 (a)
Proceeds from shares issued	$—	$—	$2,868,862	$—
Distributions reinvested	—	—	44,017	—
Cost of shares redeemed	—	—	(239,419)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$2,673,460	$—

Select Class
Proceeds from shares issued	$1,146	$4,346	$271,022	$675,086
Distributions reinvested	—	—	12,528	17,378
Cost of shares redeemed	(21,211)	(111,621)	(412,722)	(2,253,026)

Change in net assets resulting from Select Class capital transactions	$(20,065)	$(107,275)	$(129,172)	$(1,560,562)

Total change in net assets resulting from capital transactions	$(22,344)	$(107,540)	$(556,928)	$(669,313)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.
(b)	Amount rounds to less than 500.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	35	316	8,253	24,694
Reinvested	—	—	497	1,244
Redeemed	(165)	(284)	(22,341)	(36,328)

Change in Class A Shares	(130)	32	(13,591)	(10,390)

Class C
Issued	5	194	1,798	6,724
Reinvested	—	—	109	273
Redeemed	(112)	(258)	(3,328)	(5,029)

Change in Class C Shares	(107)	(64)	(1,421)	1,968

Class L (formerly Institutional Class)
Issued	—	—	24,782	120,136
Reinvested	—	—	1,397	5,004
Redeemed	—	—	(116,928)	(88,948)

Change in Class L Shares	—	—	(90,749)	36,192

Class R3 (a)
Issued	—	—	1	—
Reinvested	—	—	— (b)	—

Change in Class R3 Shares	—	—	1	—

Class R4 (a)
Issued	—	—	1	—
Reinvested	—	—	— (b)	—

Change in Class R4 Shares	—	—	1	—

Class R5 (a)
Issued	—	—	1	—
Reinvested	—	—	— (b)	—

Change in Class R5 Shares	—	—	1	—

Class R6 (a)
Issued	—	—	97,357	—
Reinvested	—	—	1,347	—
Redeemed	—	—	(7,512)	—

Change in Class R6 Shares	—	—	91,192	—

Select Class
Issued	112	416	8,876	24,052
Reinvested	—	—	383	626
Redeemed	(2,073)	(10,669)	(13,678)	(78,871)

Change in Select Class Shares	(1,961)	(10,253)	(4,419)	(54,193)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$14.42	$(0.05)		$0.80	$0.75	$—	$—	$—
Year Ended June 30, 2016	15.74	(0.08)		(0.71)	(0.79)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.24	(0.10)		2.17	2.07	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.43	(0.07)		3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(h)	0.24	0.21	—	—	—

Class C
Six Months Ended December 31, 2016 (Unaudited)	12.91	(0.08)		0.72	0.64	—	—	—
Year Ended June 30, 2016	14.22	(0.14)		(0.64)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)		1.96	1.81	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12)		3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(h)	0.23	0.16	—	—	—

Class R5
Six Months Ended December 31, 2016 (Unaudited)	14.96	(0.02)		0.83	0.81	—	—	—
Year Ended June 30, 2016	16.25	(0.03)		(0.73)	(0.76)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)		2.23	2.19	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02)		3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(h)	0.24	0.25	—	—	—

Class R6
Six Months Ended December 31, 2016 (Unaudited)	15.00	(0.01)		0.83	0.82	—	—	—
Year Ended June 30, 2016	16.27	(0.01)		(0.73)	(0.74)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)		2.23	2.20	—	(0.57)	(0.57)
December 23, 2013 (i) through June 30, 2014	13.86	(0.01)		0.79	0.78	—	—	—

Select Class
Six Months Ended December 31, 2016 (Unaudited)	14.75	(0.03)		0.82	0.79	—	—	—
Year Ended June 30, 2016	16.06	(0.06)		(0.72)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)		2.20	2.13	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04)		3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(h)	0.26	0.24	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $0.03 and $0.01 for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, 0.27% and 0.09% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.01) and $(0.03) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$15.17	5.20%	$1,549,154	1.24%	(0.62)%		1.34%	17%
14.42	(5.07)	1,643,136	1.25	(0.55)		1.35	46
15.74	14.99	1,174,260	1.24	(0.65)		1.35	46
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86

13.55	4.96	556,435	1.74	(1.12)		1.84	17
12.91	(5.55)	594,190	1.75	(1.04)		1.85	46
14.22	14.43	321,500	1.74	(1.14)		1.84	46
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86

15.77	5.41	79,977	0.87	(0.25)		0.89	17
14.96	(4.72)	82,358	0.89	(0.20)		0.90	46
16.25	15.42	58,686	0.86	(0.25)		0.87	46
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86

15.82	5.47	2,839,301	0.74	(0.12)		0.75	17
15.00	(4.59)	2,720,935	0.76	(0.07)		0.76	46
16.27	15.48	2,414,333	0.76	(0.17)		0.77	46
14.64	5.63	271,958	0.80	(0.15)		0.82	62

15.54	5.36	1,076,793	1.02	(0.40)		1.05	17
14.75	(4.91)	922,981	1.08	(0.41)		1.09	46
16.06	15.14	1,219,501	1.09	(0.48)		1.09	46
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$42.95	$(0.02)		$2.35	$2.33	$(0.05)	$(1.37)	$(1.42)
Year Ended June 30, 2016	47.12	(0.01)		(2.02)	(2.03)	(0.03)	(2.11)	(2.14)
Year Ended June 30, 2015	44.91	(0.03)		4.32	4.29	(0.02)	(2.06)	(2.08)
Year Ended June 30, 2014	38.10	(0.04)		10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(h)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(i)	(0.34)	(0.24)	(0.08)	—	(0.08)

Class C
Six Months Ended December 31, 2016 (Unaudited)	41.85	(0.13)		2.28	2.15	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)		(1.97)	(2.20)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25)		4.23	3.98	—	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24)		10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(h)	7.29	7.22	— (g)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(i)	(0.35)	(0.40)	(0.01)	—	(0.01)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	42.75	(0.08)		2.33	2.25	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)		(1.99)	(2.12)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14)		4.30	4.16	—	(2.05)	(2.05)
March 14, 2014 (j) through June 30, 2014	42.92	(0.05)		2.01	1.96	(0.01)	—	(0.01)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	43.43	0.08		2.37	2.45	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.49	0.18		(2.03)	(1.85)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20		4.33	4.53	(0.13)	(2.06)	(2.19)
March 14, 2014 (j) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	43.44	0.09		2.37	2.46	(0.16)	(1.37)	(1.53)
Year Ended June 30, 2016	47.49	0.20		(2.02)	(1.82)	(0.12)	(2.11)	(2.23)
Year Ended June 30, 2015	45.15	0.20		4.34	4.54	(0.14)	(2.06)	(2.20)
March 14, 2014 (j) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	43.41	0.05		2.37	2.42	(0.12)	(1.37)	(1.49)
Year Ended June 30, 2016	47.47	0.11		(1.99)	(1.88)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13		4.34	4.47	(0.09)	(2.06)	(2.15)
Year Ended June 30, 2014	38.22	0.11		10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(h)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(i)	(0.33)	(0.14)	(0.17)	—	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Amount rounds to less than $0.005.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$43.86	5.39%	$342,456	1.24%	(0.11)%		1.40%	18%
42.95	(4.17)	335,424	1.25	(0.03)		1.43	39
47.12	9.99	232,320	1.24	(0.06)		1.44	41
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(h)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(i)	1.54	55

42.63	5.11	30,577	1.74	(0.61)		1.96	18
41.85	(4.64)	32,045	1.75	(0.54)		1.96	39
46.16	9.44	25,597	1.74	(0.56)		1.91	41
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(h)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(i)	2.03	55

43.62	5.23	612	1.49	(0.37)		1.79	18
42.75	(4.38)	688	1.50	(0.30)		1.81	39
46.98	9.71	823	1.49	(0.31)		1.69	41
44.87	4.56	688	1.47	(0.41)		1.60	47

44.37	5.63	2,788	0.79	0.34		0.89	18
43.43	(3.73)	2,840	0.80	0.42		0.91	39
47.49	10.49	1,636	0.79	0.43		0.88	41
45.15	4.77	91	0.78	0.27		0.91	47

44.37	5.63	1,550,055	0.74	0.40		0.76	18
43.44	(3.66)	1,370,912	0.74	0.46		0.77	39
47.49	10.53	1,268,988	0.74	0.45		0.80	41
45.15	4.78	823,036	0.73	0.34		0.86	47

44.34	5.56	681,829	0.89	0.24		1.13	18
43.41	(3.81)	622,440	0.90	0.25		1.20	39
47.47	10.35	1,773,929	0.89	0.29		1.16	41
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(h)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(i)	1.30	55

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$23.43	$(0.08)		$0.91	$0.83	$(0.01)
Year Ended June 30, 2016	27.71	(0.15)		(2.67)	(2.82)	(1.46)
Year Ended June 30, 2015	27.49	(0.18)		3.19	3.01	(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(g)	7.42	7.29	(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(h)	4.50	4.46	(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(i)	(1.72)	(1.77)	(2.01)

Class C
Six Months Ended December 31, 2016 (Unaudited)	19.05	(0.11)		0.73	0.62	(0.01)
Year Ended June 30, 2016	22.93	(0.22)		(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)		2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(g)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(h)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(i)	(1.57)	(1.70)	(2.01)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	25.41	(0.11)		0.99	0.88	(0.01)
Year Ended June 30, 2016	29.96	(0.18)		(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)		3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(g)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(h)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(i)	(1.82)	(1.89)	(2.01)

Class R3
September 9, 2016(j) through December 31, 2016 (Unaudited)	27.06	(0.05)		0.47	0.42	(0.01)

Class R4
September 9, 2016(j) through December 31, 2016 (Unaudited)	27.06	(0.03)		0.47	0.44	(0.01)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	26.74	(0.03)		1.04	1.01	(0.01)
Year Ended June 30, 2016	31.26	(0.03)		(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)		3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(g)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(h)	4.90	4.96	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.04	(i)	1.40	1.44	(2.01)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	26.82	(0.02)		1.03	1.01	(0.01)
Year Ended June 30, 2016	31.33	(0.02)		(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)		3.61	3.55	(2.79)
Year Ended June 30, 2014	25.17	—	(g)(k)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(h)	4.89	4.97	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.08	(i)	1.37	1.45	(2.01)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	26.52	(0.05)		1.03	0.98	(0.01)
Year Ended June 30, 2016	31.06	(0.09)		(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)		3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(g)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(h)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(i)	(1.83)	(1.81)	(2.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$24.25	3.55%	$871,922	1.23%	(0.63)%		1.39%	16%
23.43	(10.29)	949,148	1.24	(0.59)		1.40	56
27.71	12.37	984,262	1.23	(0.68)		1.35	57
27.49	33.44	765,310	1.24	(0.51	)(g)	1.37	69
22.99	23.70	586,787	1.23	(0.17	)(h)	1.45	70
19.52	(6.61)	538,323	1.24	(0.23	)(i)	1.38	70

19.66	3.27	87,166	1.73	(1.13)		1.88	16
19.05	(10.70)	96,729	1.74	(1.08)		1.90	56
22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(g)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(h)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(i)	1.88	70

26.28	3.47	31,668	1.39	(0.82)		1.74	16
25.41	(10.42)	32,092	1.40	(0.71)		1.71	56
29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(g)	1.59	69
24.56	23.46	320	1.39	(0.32	)(h)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(i)	1.63	70

27.47	1.56	20	1.23	(0.63)		1.25	16

27.49	1.63	20	0.98	(0.38)		1.00	16

27.74	3.78	220,600	0.78	(0.19)		0.89	16
26.74	(9.87)	224,498	0.79	(0.13)		0.91	56
31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(g)	0.92	69
25.15	24.22	17,848	0.79	0.28	(h)	1.00	70
21.18	7.71	14,837	0.78	0.31	(i)	0.92	70

27.82	3.77	627,006	0.73	(0.13)		0.75	16
26.82	(9.82)	619,527	0.73	(0.06)		0.77	56
31.33	12.92	265,905	0.73	(0.19)		0.78	57
30.57	34.16	86,150	0.74	(0.01	)(g)	0.86	69
25.17	24.26	47,434	0.74	0.34	(h)	0.98	70
21.19	7.76	13,982	0.73	0.58	(i)	0.87	70

27.49	3.70	879,134	0.92	(0.32)		1.11	16
26.52	(10.01)	929,489	0.93	(0.31)		1.13	56
31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(g)	1.12	69
25.08	24.06	894,740	0.93	0.14	(h)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(i)	1.13	70

(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$35.41	$0.08		$2.53	$2.61	$(0.14)	$(2.24)	$(2.38)
Year Ended June 30, 2016	36.98	0.19		0.33	0.52	(0.14)	(1.95)	(2.09)
Year Ended June 30, 2015	37.25	0.20		2.52	2.72	(0.20)	(2.79)	(2.99)
Year Ended June 30, 2014	31.68	0.15	(g)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(h)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20		1.00	1.20	(0.16)	—	(0.16)

Class C
Six Months Ended December 31, 2016 (Unaudited)	34.17	(0.01)		2.43	2.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01		0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01		2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(g)	6.83	6.80	— (i)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(h)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07		0.98	1.05	(0.04)	—	(0.04)

Class L (formerly Institutional Class)
Six Months Ended December 31, 2016 (Unaudited)	36.19	0.17		2.60	2.77	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37		0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40		2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(g)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(h)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32		1.01	1.33	(0.28)	—	(0.28)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	34.14	0.03		2.44	2.47	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10		0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10		2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(g)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(h)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14		0.97	1.11	(0.20)	—	(0.20)

Class R3
September 9, 2016(j) through December 31, 2016 (Unaudited)	35.78	0.06		2.18	2.24	(0.28)	(2.24)	(2.52)

Class R4
September 9, 2016(j) through December 31, 2016 (Unaudited)	36.18	0.09		2.21	2.30	(0.31)	(2.24)	(2.55)

Class R5
September 9, 2016(j) through December 31, 2016 (Unaudited)	36.60	0.11		2.24	2.35	(0.33)	(2.24)	(2.57)

Class R6
September 9, 2016(j) through December 31, 2016 (Unaudited)	36.60	0.12		2.23	2.35	(0.33)	(2.24)	(2.57)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	35.79	0.13		2.56	2.69	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28		0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28		2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(g)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(h)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26		1.01	1.27	(0.23)	—	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$35.64	7.33%	$2,251,296	1.23%	0.43%		1.40%	14%
35.41	1.85	2,302,567	1.24	0.54		1.41	20
36.98	7.68	2,623,772	1.23	0.53		1.38	18
37.25	23.25	3,404,974	1.23	0.42	(g)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(h)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30

34.35	7.04	531,177	1.74	(0.08)		1.82	14
34.17	1.35	549,619	1.75	0.03		1.83	20
35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(g)	1.87	25
30.84	24.43	534,813	1.74	0.16	(h)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30

36.40	7.59	11,574,107	0.74	0.93		0.93	14
36.19	2.35	10,313,629	0.75	1.04		0.94	20
37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(g)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(h)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30

34.30	7.18	66,949	1.49	0.17		1.72	14
34.14	1.61	66,167	1.50	0.29		1.75	20
35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(g)	1.62	25
30.81	24.71	57,003	1.49	0.43	(h)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30

35.50	6.21	21	1.24	0.54		1.25	14

35.93	6.29	21	0.99	0.79		1.00	14

36.38	6.36	21	0.79	0.99		0.80	14

36.38	6.38	51,221	0.74	1.03		0.75	14

36.00	7.47	2,664,413	0.98	0.69		1.08	14
35.79	2.11	2,332,160	0.99	0.80		1.11	20
37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(g)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(h)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.32, $0.05 and $0.23 for Class A, Class C, Class L, Class R2 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.90%, 0.16% and 0.66% for Class A, Class C, Class L, Class R2 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.01, $0.31, $0.09 and $0.23 for Class A, Class C, Class L, Class R2 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.04%, 1.04%, 0.31% and 0.80% for Class A, Class C, Class L, Class R2 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations

	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$9.90	$(0.05)		$0.20	$0.15
Year Ended June 30, 2016	9.87	(0.10)		0.13	0.03
Year Ended June 30, 2015	9.91	(0.11)		0.07	(0.04)
Year Ended June 30, 2014	9.79	(0.13)		0.25	0.12
Year Ended June 30, 2013	9.69	(0.11	)(h)	0.21	0.10
Year Ended June 30, 2012	9.81	(0.14)		0.02	(0.12)

Class C
Six Months Ended December 31, 2016 (Unaudited)	9.29	(0.07)		0.19	0.12
Year Ended June 30, 2016	9.31	(0.14)		0.12	(0.02)
Year Ended June 30, 2015	9.40	(0.15)		0.06	(0.09)
Year Ended June 30, 2014	9.33	(0.17)		0.24	0.07
Year Ended June 30, 2013	9.30	(0.17	)(h)	0.20	0.03
Year Ended June 30, 2012	9.48	(0.20)		0.02	(0.18)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	10.13	(0.04)		0.21	0.17
Year Ended June 30, 2016	10.07	(0.08)		0.14	0.06
Year Ended June 30, 2015	10.09	(0.09)		0.07	(0.02)
Year Ended June 30, 2014	9.94	(0.11)		0.26	0.15
Year Ended June 30, 2013	9.82	(0.09	)(h)	0.21	0.12
Year Ended June 30, 2012	9.91	(0.12)		0.03	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(f)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.23% and 1.63% for the six months ended December 31, 2016, 1.27% and 1.69% for the year ended June 30, 2016, 1.48% and 1.95% for 2015, 1.49% and 1.91% for 2014, 1.48% and 1.88% for 2013, 1.48% and 1.94% for 2012; for Class C are 1.73% and 2.13% for the six months ended December 31, 2016, 1.77% and 2.20% for the year ended June 30, 2016, 1.98% and 2.45% for 2015, 1.99% and 2.40% for 2014, 2.15% and 2.38% for 2013, 2.23% and 2.44% for 2012; for Select Class are 0.98% and 1.23% for the six months ended December 31, 2016, 1.03% and 1.30% for the year ended June 30, 2016, 1.23% and 1.64% for 2015, 1.23% and 1.65% for 2014, 1.23% and 1.63% for 2013, 1.23% and 1.69% for 2012, respectively.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19) and $(0.11) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.06)% and (1.16)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (g)	Portfolio turnover rate (including short sales) (g)

$10.05	1.52%	$5,411	2.37%	(1.04)%		2.76%	42%	117%
9.90	0.30	6,608	2.52	(0.97)		2.94	111	258
9.87	(0.40)	6,273	2.68	(1.14)		3.15	74	204
9.91	1.23	10,301	2.78	(1.36)		3.20	106	227
9.79	1.03	14,101	3.04	(1.13	)(h)	3.44	94	251
9.69	(1.22)	19,759	2.86	(1.42)		3.32	151	316

9.41	1.29	5,220	2.87	(1.53)		3.26	42	117
9.29	(0.21)	6,147	3.02	(1.47)		3.45	111	258
9.31	(0.96)	6,760	3.18	(1.62)		3.65	74	204
9.40	0.75	8,602	3.28	(1.85)		3.70	106	227
9.33	0.32	11,181	3.69	(1.81	)(h)	3.92	94	251
9.30	(1.90)	15,677	3.61	(2.17)		3.82	151	316

10.30	1.68	158,050	2.12	(0.75)		2.38	42	117
10.13	0.60	175,348	2.28	(0.74)		2.55	111	258
10.07	(0.20)	277,647	2.43	(0.89)		2.84	74	204
10.09	1.51	431,890	2.52	(1.07)		2.94	106	227
9.94	1.22	317,974	2.78	(0.90	)(h)	3.18	94	251
9.82	(0.91)	476,803	2.61	(1.17)		3.07	151	316

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$28.66	$0.13	$3.60	$3.73	$(0.30)	$—	$(0.30)
Year Ended June 30, 2016	29.84	0.27	(0.99)	(0.72)	(0.17)	(0.29)	(0.46)
Year Ended June 30, 2015	29.15	0.19	1.47	1.66	(0.26)	(0.71)	(0.97)
Year Ended June 30, 2014	24.64	0.34	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	0.84	1.09	(0.20)	—	(0.20)

Class C
Six Months Ended December 31, 2016 (Unaudited)	28.52	0.06	3.56	3.62	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14	(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04	1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	0.84	1.00	(0.10)	—	(0.10)

Class L (formerly Institutional Class)
Six Months Ended December 31, 2016 (Unaudited)	28.86	0.20	3.63	3.83	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43	(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34	1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	0.83	1.18	(0.30)	—	(0.30)

Class R3
September 9, 2016 (g) through December 31, 2016 (Unaudited)	29.33	0.08	2.97	3.05	(0.44)	—	(0.44)

Class R4
September 9, 2016 (g) through December 31, 2016 (Unaudited)	29.56	0.10	3.00	3.10	(0.46)	—	(0.46)

Class R5
September 9, 2016 (g) through December 31, 2016 (Unaudited)	29.57	0.12	3.00	3.12	(0.48)	—	(0.48)

Class R6
September 9, 2016 (g) through December 31, 2016 (Unaudited)	29.57	0.15	2.98	3.13	(0.49)	—	(0.49)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	28.86	0.17	3.62	3.79	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33	(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27	1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	0.83	1.13	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$32.09	12.98%	$1,854,162	1.24%	0.87%	1.39%	9%
28.66	(2.34)	2,045,698	1.24	0.98	1.43	26
29.84	5.78	2,440,061	1.24	0.64	1.41	17
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49

31.97	12.68	771,589	1.74	0.37	1.83	9
28.52	(2.82)	728,800	1.74	0.49	1.85	26
29.72	5.26	701,023	1.73	0.14	1.83	17
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49

32.23	13.25	3,666,117	0.75	1.32	0.87	9
28.86	(1.87)	5,901,818	0.74	1.50	0.88	26
30.06	6.36	5,058,172	0.74	1.15	0.90	17
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49

31.94	10.37	22	1.24	0.81	1.25	9

32.20	10.44	22	0.99	1.06	1.00	9

32.21	10.53	22	0.79	1.26	0.80	9

32.21	10.55	2,937,216	0.74	1.61	0.75	9

32.26	13.12	1,438,568	0.99	1.11	1.06	9
28.86	(2.10)	1,414,635	0.99	1.16	1.05	26
29.99	6.05	3,095,251	0.99	0.89	1.05	17
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (collectively, the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class C, Class L**, Class R2, Class R3*, Class R4*, Class R5***, Class R6*** and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Class L**, Class R3*, Class R4*, Class R5***, Class R6*** and Select Class	JPM I	Diversified

*	Class R3 and Class R4 Shares commenced operations on September 9, 2016 for Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund.
**	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.
***	Class R5 and Class R6 Shares commenced operations on September 9, 2016 for Mid Cap Value Fund and Value Advantage Fund.

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class L, Class R2, Class R3, Class R4, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,091,615	$—	$—	$6,091,615

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,605,593	$—	$—	$2,605,593

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,722,257	$—	$—	$2,722,257

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$17,166,845	$—	$—	$17,166,845

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$173,052	$—	$—	$173,052

Total Liabilities for Securities Sold Short (a)	$(148,679)	$—	$—	$(148,679)

Appreciation in Other Financial Instruments
Futures Contracts	$11	$—	$—	$11

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$10,691,089	$—	$—	$10,691,089

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2016.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted Cash on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2016, the Fund had outstanding short sales as listed on the SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade.

The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2016 (amounts in thousands):

Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Short	$1,448
Ending Notional Balance Short	721

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended December 31, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class L (formerly Institutional Class)	Class R2	Class R3		Class R4		Class R5		Class R6		Select Class	Total
Growth Advantage Fund
Transfer agency fees	$51	$21	n/a	n/a	n/a		n/a		$3		$10		$18	$103
Sub-transfer agency fees	716	257	n/a	n/a	n/a		n/a		37		—		234	1,244
Mid Cap Equity Fund
Transfer agency fees	7	1	n/a	$1	n/a		n/a		—	(a)	5		10	24
Sub-transfer agency fees	251	33	n/a	1	n/a		n/a		1		—		409	695
Mid Cap Growth Fund
Transfer agency fees	187	7	n/a	3	$—	(a)	$—	(a)	2		13		17	229
Sub-transfer agency fees	455	54	n/a	29	—		—		104		—		487	1,129
Mid Cap Value Fund
Transfer agency fees	79	13	$394	4	—	(a)	—	(a)	—	(a)	—	(a)	20	510
Sub-transfer agency fees	1,727	190	4,000	69	—		—		—		—		1,080	7,066
Multi-Cap Market Neutral Fund
Transfer agency fees	1	1	n/a	n/a	n/a		n/a		n/a		n/a		1	3
Sub-transfer agency fees	3	4	n/a	n/a	n/a		n/a		n/a		n/a		6	13
Value Advantage Fund
Transfer agency fees	49	26	31	n/a	—	(a)	—	(a)	—	(a)	5		17	128
Sub-transfer agency fees	1,381	303	533	n/a	—		—		—		—		391	2,608

(a)	Amount rounds to less than 500.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	0.80
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class L, Class R4, Class R5, Class R6 and Select Class Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	n/a	n/a
Mid Cap Equity Fund	0.25	0.75	0.50%	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25%
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Multi-Cap Market Neutral Fund	0.25	0.75	n/a	n/a
Value Advantage Fund	0.25	0.75	n/a	0.25

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$234		$3
Mid Cap Equity Fund	122		1
Mid Cap Growth Fund	44		—	(a)
Mid Cap Value Fund	21		1
Multi-Cap Market Neutral Fund	—	(a)	—
Value Advantage Fund	147		2

(a)	Amount rounds to less than 500.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class L	Class R2	Class R3	Class R4	Class R5	Select Class
Growth Advantage Fund	0.25%	0.25%	n/a	n/a	n/a	n/a	0.05%	0.25%
Mid Cap Equity Fund	0.25	0.25	n/a	0.25%	n/a	n/a	0.05	0.25
Mid Cap Growth Fund	0.25	0.25	n/a	0.25	0.25%	0.25%	0.05	0.25
Mid Cap Value Fund	0.25	0.25	0.10%	0.25	0.25	0.25	0.05	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	n/a	n/a	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	0.25	0.10	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class L	Class R2		Class R3	Class R4	Class R5	Class R6	Select Class
Growth Advantage Fund*	1.24%		1.74%		n/a	n/a		n/a	n/a	0.85%	0.75%	0.99%
Mid Cap Equity Fund	1.25		1.75		n/a	1.50%		n/a	n/a	0.80	0.75	0.90
Mid Cap Growth Fund	1.24		1.74		n/a	1.49	**	1.24%	0.99%	0.79	0.74	0.93
Mid Cap Value Fund	1.24		1.75		0.75%	1.50		1.25	1.00	0.85	0.75	0.99
Multi-Cap Market Neutral Fund	1.25		1.75		n/a	n/a		n/a	n/a	n/a	n/a	0.99
Value Advantage Fund	1.24	***	1.74	***	0.75	n/a		1.25	1.00	0.85	0.75	0.99	***

*	The contractual expense percentages in the table above are in place until at least October 31, 2018. Prior to November 1, 2016, the contractual expense limitation for Growth Advantage Fund was 1.25%, 1.75%, 0.90%, 0.85% and 1.10%, for Class A, Class C, Class R5, Class R6 and Select Class Shares, respectively.
**

The contractual expense percentage in the table above is in place until at least October 31, 2018. For Mid Cap Growth Fund Class R2 Shares, the Adviser, Administrator and/or Distributor contractually waived fees and/or reimbursed the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.40% of the Fund’s average daily net assets during the period July 1, 2016 through October 31, 2016. During the period November 1, 2016

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

through December 31, 2016 the Adviser, Administrator and/or Distributor voluntarily waived fees and/or reimbursed the Fund to the extent that total annual operating expenses for Class R2 Shares exceeded 1.40%. The Fund’s service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.
***	The contractual expense percentages in the table above are in place until at least October 31, 2018. Prior to November 1, 2016, the contractual expense limitation for Value Advantage Fund was 1.25%, 1.75%, and 1.00%, for Class A, Class C and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2016 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2017.

For the six months ended December 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Advantage Fund	$6	$4	$1,187	$1,197	$2
Mid Cap Equity Fund	68	45	1,016	1,129	16
Mid Cap Growth Fund	133	87	1,544	1,764	63
Mid Cap Value Fund	1,400	920	8,043	10,363	2,674
Multi-Cap Market Neutral Fund	150	74	8	232	—
Value Advantage Fund	699	466	4,015	5,180	183

Voluntary Waivers
Shareholder Servicing
Mid Cap Growth Fund	$4

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2016 was as follows (amounts in thousands):

Growth Advantage Fund	$93
Mid Cap Equity Fund	64
Mid Cap Growth Fund	43
Mid Cap Value Fund	531
Multi-Cap Market Neutral Fund	14
Value Advantage Fund	133

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2016, Mid Cap Equity Fund and Mid Cap Growth Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

The Funds may use related party broker-dealers. For the six months ended December 31, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Growth Advantage Fund	$—	(a)
Mid Cap Equity Fund	—	(a)
Mid Cap Growth Fund	—	(a)
Mid Cap Value Fund	—
Multi-Cap Market Neutral Fund	—
Value Advantage Fund	2

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2016, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$1,007,381	$1,165,228	$—	$—
Mid Cap Equity Fund	519,724	437,535	—	—
Mid Cap Growth Fund	438,335	663,504	—	—
Mid Cap Value Fund	2,563,299	2,249,214	—	—
Multi-Cap Market Neutral Fund	68,408	111,382	81,812	120,709
Value Advantage Fund	949,240	1,706,245	—	—

During the six months ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$4,635,986	$1,615,703	$160,074	1,455,629
Mid Cap Equity Fund	1,971,028	699,682	65,117	634,565
Mid Cap Growth Fund	2,304,843	542,753	125,339	417,414
Mid Cap Value Fund	11,728,335	5,621,106	182,596	5,438,510
Multi-Cap Market Neutral	155,101	21,304	3,353	17,951
Value Advantage Fund	8,149,420	2,643,635	101,966	2,541,669

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2016, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2018
Mid Cap Value Fund	$14,734	*

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

At June 30, 2016, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Multi-Cap Market Neutral Fund	$2,351	$—
Value Advantage Fund	36,131	13,093

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2016, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	39.9%
Mid Cap Equity Fund	n/a	52.0
Multi-Cap Market Neutral Fund	89.3%	n/a
Value Advantage Fund	n/a	23.3

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

As of December 31, 2016, the Funds had omnibus accounts which represented the percentage of each Fund’s net assets as follows:

	Number of Non-affiliated Omnibus Accounts	% of the Fund
Mid Cap Equity Fund	1	16.9%
Mid Cap Value Fund	1	18.6
Value Advantage Fund	1	12.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of December 31, 2016, the Multi-Cap Market Neutral Fund pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,052.00	$6.41	1.24%
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,049.60	8.99	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R5
Actual*	1,000.00	1,054.10	4.50	0.87
Hypothetical*	1,000.00	1,020.82	4.43	0.87
Class R6
Actual*	1,000.00	1,054.70	3.83	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,053.60	5.28	1.02
Hypothetical*	1,000.00	1,020.06	5.19	1.02

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,053.90	6.42	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,051.10	9.00	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R2
Actual*	1,000.00	1,052.30	7.71	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class R5
Actual*	$1,000.00	$1,056.30	$4.09	0.79%
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	1,056.30	3.84	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,055.60	4.61	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,035.50	6.31	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class C
Actual*	1,000.00	1,032.70	8.86	1.73
Hypothetical*	1,000.00	1,016.48	8.79	1.73
Class R2
Actual*	1,000.00	1,034.70	7.13	1.39
Hypothetical*	1,000.00	1,018.20	7.07	1.39
Class R3
Actual**	1,000.00	1,015.60	3.77	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class R4
Actual**	1,000.00	1,016.30	3.00	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class R5
Actual*	1,000.00	1,037.80	4.01	0.78
Hypothetical*	1,000.00	1,021.27	3.97	0.78
Class R6
Actual*	1,000.00	1,037.70	3.75	0.73
Hypothetical*	1,000.00	1,021.53	3.72	0.73
Select Class
Actual*	1,000.00	1,037.00	4.72	0.92
Hypothetical*	1,000.00	1,020.57	4.69	0.92

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,073.30	6.43	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class C
Actual*	1,000.00	1,070.40	9.08	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class L (formerly Institutional Class)
Actual*	1,000.00	1,075.90	3.87	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class R2
Actual*	1,000.00	1,071.80	7.78	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R3
Actual**	1,000.00	1,062.10	3.89	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R4
Actual**	1,000.00	1,062.90	3.11	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Class R5
Actual**	$1,000.00	$1,063.60	$2.48	0.79%
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual**	1,000.00	1,063.80	2.32	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,074.70	5.12	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98

Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	1,015.20	12.04	2.37
Hypothetical*	1,000.00	1,013.26	12.03	2.37
Class C
Actual*	1,000.00	1,012.90	14.56	2.87
Hypothetical*	1,000.00	1,010.74	14.55	2.87
Select Class
Actual*	1,000.00	1,016.80	10.78	2.12
Hypothetical*	1,000.00	1,014.52	10.76	2.12

Value Advantage Fund
Class A
Actual*	1,000.00	1,129.80	6.66	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,126.80	9.33	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class L (formerly Institutional Class)
Actual*	1,000.00	1,132.50	4.03	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class R3
Actual**	1,000.00	1,103.70	3.97	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R4
Actual**	1,000.00	1,104.40	3.17	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R5
Actual**	1,000.00	1,105.30	2.53	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual**	1,000.00	1,105.50	2.37	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,131.20	5.32	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 111/365 (to reflect the actual period.) Commencement of operations was September 9, 2016.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (Continued)

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance for Class A shares was in first quintile for each of the one-, three- and five year periods ended December 31, 2015, based upon both the Peer Group and Universe. The Trustees noted that the performance for Select Class shares was in the first, first and second quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2015, respectively, and in the first quintile for each of the one-, three- and five year periods ended December 31, 2015 based upon the Universe. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance for Class A shares was in the fourth, third and second quintiles for the one-, three-, and five-year periods ended December 31, 2015, respectively, based upon both the Peer Group and Universe. The Trustees noted that the performance for Select Class shares was in the fourth, third and third quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance for Class A shares was in the fourth, second and third quintiles based upon the Peer Group, and in the third, first and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the third, first and third quintiles based upon the Peer Group, and in the third, first and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Peer Group, and in the fourth, third and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the second, second and first quintiles based upon the Peer Group, and in the fourth, third and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance for both Class A and Select Class Shares was in the second, second and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (Continued)

The Trustees noted that the Value Advantage Fund’s performance for Class A shares was in the third quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2015, and in the third, third and second quintiles based upon the Universe, for one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the second quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2015, and in the third, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee and actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the expense caps for certain share classes were reduced effective November 1, 2016. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Select Class shares were in the third quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class Shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Select Class shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares was in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Select Class shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Select Class shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Select Class shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Select Class shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2016

that the expense caps for certain share classes were reduced effective November 1, 2016. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	SAN-MC-1216

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2016 (Unaudited)

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholder,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

“We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.”

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

U.S. equity investments generally continued to outperform both other developed markets and emerging markets during the second half of 2016. Rebounding in the wake of the U.K.’s vote to exit from the European Union, the Standard & Poor’s 500 (the “S&P 500”) reached new closing highs in July and August. Global oil prices also continued to rise during the reporting period and reached 15-month highs in advance of the November 30th meeting of the Organization of Petroleum Exporting Countries.

Meanwhile, the November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. The U.S. equity market recovered within a day and in the following weeks the S&P 500 surpassed 2,200 points for the first time and reached eight new closing highs by the end of 2016. The Dow Jones Industrial Average surpassed 19,000 points for the first time and reached 17 new closing highs between the election and the end of the year. In particular, energy, pharmaceutical and financial sector stocks generally rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

During the reporting period, value stocks generally outperformed growth stocks and small-cap and mid-cap stocks outperformed large cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors. For the six months ended December 31, 2016, the S&P 500 returned 7.82%.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Class L Shares)*[1]	8.91%
S&P 500 Index	7.82%

Net Assets as of 12/31/2016 (In Thousands)	$7,773,634

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor’s 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Benchmark for the six months ended December 31, 2016. The Fund’s security selection in the financials and telecommunication services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical/medical technology and energy sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in United Continental Holdings Inc. and Morgan Stanley Inc. and its underweight position in Oracle Corp. Shares of United Continental Holdings, an airline operator, rose on improved traffic and capacity. Shares of Morgan Stanley, a financial services company, rose on investor expectations of an improved business environment for the financials sector. Shares of Oracle, a software maker, fell after the company reported a decline in profit and lower-than-expected revenue.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co. and Accenture PLC and its underweight position in Nvidia Corp. Shares of Bristol-Myers Squibb, a drug maker, fell amid investor concerns about the company’s ability to compete in the market for lung cancer treatments. Shares of Accenture, a provider of management consulting and outsourcing, fell on lower-than-expected revenue and a weak outlook for earnings. Shares of Nvidia, a semiconductor manufacturer, rose after the company posted better-than-expected revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.2%
2.	Microsoft Corp.	3.1
3.	Exxon Mobil Corp.	1.9
4.	Wells Fargo & Co.	1.8
5.	Facebook, Inc., Class A	1.8
6.	Bank of America Corp.	1.7
7.	Amazon.com, Inc.	1.6
8.	Pfizer, Inc.	1.6
9.	Citigroup, Inc.	1.6
10.	General Electric Co.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.7%
Financials	14.7
Health Care	13.5
Consumer Discretionary	12.5
Industrials	9.8
Consumer Staples	8.9
Energy	7.3
Utilities	3.1
Materials	2.8
Real Estate	2.4
Telecommunication Services	1.7
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
1	On December 1, 2016, the Fund’s Institutional Class Shares were redesignated as and renamed Class L Shares.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		3.05%	3.61%	12.62%	6.13%
Without Sales Charge		8.73	9.33	13.85	6.71
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS)	January 3, 1997	8.91	9.68	14.30	7.14
CLASS R6 SHARES	March 24, 2003	8.97	9.84	14.41	7.25
SELECT CLASS SHARES	September 10, 2001	8.89	9.57	14.13	6.98

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	7.73%
Russell 1000 Growth Index	5.64%

Net Assets as of 12/31/2016 (In Thousands)	$341,079

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the financials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the technology sector and its underweight position in the producer durables sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Charles Schwab & Co., ARM Holdings PLC and MasterCard Inc. Shares of Charles Schwab, a discount securities brokerage, rose on better-than-expected earnings and investor expectations of rising U.S. interest rates. Shares of ARM Holdings, a semiconductor manufacturer, rose ahead of the company’s $32 billion acquisition by Softbank Group Corp. Shares of MasterCard, a credit card provider, rose on better-than-expected earnings and revenue growth as well as investor expectations for an improved business climate for the broader financial services sector.

Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc. and Microsoft Corp. and its overweight position in Vertex Pharmaceuticals Inc. Shares of both Apple, a maker of computers and mobile devices, and Microsoft, a provider of software and services, rose amid the broader trend of increased investment in U.S. equities. Shares of Microsoft also rose after the company reported better-than-expected earnings. Shares of Vertex Pharmaceuticals, a drug maker, fell amid investor expectations of increased regulatory scrutiny over industry drug pricing.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class A	7.1%
2.	Amazon.com, Inc.	6.4
3.	Facebook, Inc., Class A	6.2
4.	Mastercard, Inc., Class A	5.8
5.	Charles Schwab Corp. (The)	5.0
6.	UnitedHealth Group, Inc.	4.0
7.	Intercontinental Exchange, Inc.	3.9
8.	Ulta Salon Cosmetics & Fragrance, Inc.	3.7
9.	Broadcom Ltd., (Singapore)	3.6
10.	Priceline Group, Inc. (The)	3.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	39.1%
Consumer Discretionary	21.7
Health Care	11.9
Financials	8.9
Industrials	7.9
Real Estate	3.3
Materials	2.2
Consumer Staples	2.1
Energy	2.1
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2007
With Sales Charge**		1.95%	(5.13)%	12.38%	5.91%
Without Sales Charge		7.61	0.14	13.60	6.54
CLASS C SHARES	November 30, 2007
With CDSC***		6.34	(1.34)	13.03	6.00
Without CDSC		7.34	(0.34)	13.03	6.00
CLASS R5 SHARES	November 30, 2007	7.88	0.62	14.11	7.02
SELECT CLASS SHARES	November 30, 2007	7.73	0.36	13.87	6.80

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	12.04%
S&P 500 Index	7.82%

Net Assets as of 12/31/2016 (In Thousands)	$146,503

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the consumer discretionary sector and its overweight position in the financials sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the technology and health care sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Capital One Financial Corp., Delta Air Lines Inc. and American International Group Inc. Shares of Capital One Financial, a financial services company, rose on investor expectations for an improved business climate for the financial services sector. Shares of Delta Air Lines, an airline operator, rose on investor expectations for improvements in industry capacity and pricing. Shares of American International Group, a re-insurance company, rose on investor expectations for an improved business climate for the broader financial services sector.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc. and Vertex Pharmaceuticals Inc. and its underweight position in Bank of America Corp. Shares of Gilead Sciences, a drug maker, fell amid a general decline in health care sector stocks. Shares of Vertex Pharmaceuticals, a drug maker, fell amid investor expectations of increased regulatory scrutiny over industry drug pricing. Shares of Bank of America, a banking and financial services company, rose on investor expectations that the bank will benefit from rising U.S. interest rates.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweight positions versus the Benchmark were in the consumer discretionary and financial services sectors. The Fund’s largest underweight positions versus the Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	5.4%
2.	Facebook, Inc., Class A	5.1
3.	American International Group, Inc.	5.1
4.	Mastercard, Inc.	5.0
5.	Alphabet, Inc., Class C	4.7
6.	Loews Corp.	3.9
7.	Capital One Financial Corp.	3.6
8.	Priceline Group, Inc. (The)	3.5
9.	Wells Fargo & Co.	3.2
10.	DISH Network Corp., Class A	3.0

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	21.6%
Financials	19.9
Information Technology	19.3
Health Care	9.2
Energy	6.2
Industrials	5.8
Materials	3.5
Real Estate	2.0
Utilities	2.0
Consumer Staples	1.7
Short-Term Investment	8.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge**		6.03%	2.43%	13.61%	11.16%
Without Sales Charge		11.89	8.10	14.85	12.27
CLASS C SHARES	July 29, 2011
With CDSC***		10.57	6.53	14.26	11.70
Without CDSC		11.57	7.53	14.26	11.70
SELECT CLASS SHARES	July 29, 2011	12.04	8.37	15.14	12.55

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	8.45%
Russell 1000 Value Index	10.39%

Net Assets as of 12/31/2016 (In Thousands)	$13,787,284

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the financials and materials sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the information technology sector and its underweight position in the telecommunication services sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in Travelers Cos. and Simon Property Group Inc. and its underweight position in J.P. Morgan Chase & Co. Shares of Travelers, an insurance company, underperformed the broader financials sector during the reporting period. Shares of Simon Property Group, a real estate insurance trust, fell amid investor concerns about the impact of rising U.S. interest rates. Shares of J.P Morgan Chase, a banking and financial services company that the Fund is prohibited from holding because of its affiliation with the Fund’s adviser, rose on investor expectations of an improved operating environment for large banks.

Leading individual contributors to relative performance included the Fund’s underweight positions in Berkshire Hathaway Inc. and its overweight position in PNC Financial Services Group Corp. and Time Warner Inc. Shares of Berkshire Hathaway, a diversified holding company that was not held in the Fund, underperformed the broader financials sector during the reporting period. Shares of PNC Financial Services, a banking and financial services company, rose on investor expectations of an improved operating environment for the financials sector. Shares of Time Warner, an entertainment provider and distributor, rose on news of an acquisition offer from AT&T Corp.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.3%
2.	Bank of America Corp.	2.9
3.	Exxon Mobil Corp.	2.6
4.	Chevron Corp.	2.5
5.	PNC Financial Services Group, Inc. (The)	2.5
6.	Johnson & Johnson	2.4
7.	ConocoPhillips	2.2
8.	BlackRock, Inc.	2.1
9.	Apple, Inc.	2.0
10.	Occidental Petroleum Corp.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.8%
Energy	11.3
Industrials	10.4
Health Care	10.1
Information Technology	9.9
Consumer Discretionary	8.1
Consumer Staples	7.6
Utilities	3.9
Materials	3.1
Real Estate	2.9
Telecommunication Services	1.6
Short-Term Investment	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		2.69%	8.61%	12.27%	6.56%
Without Sales Charge		8.40	14.62	13.48	7.13
CLASS C SHARES	November 4, 1997
With CDSC***		7.09	13.04	12.92	6.59
Without CDSC		8.09	14.04	12.92	6.59
CLASS R2 SHARES	February 28, 2011	8.25	14.29	13.19	6.93
CLASS R3 SHARES	September 9, 2016	8.35	14.56	13.47	7.13
CLASS R4 SHARES	September 9, 2016	8.47	14.86	13.76	7.43
CLASS R5 SHARES	February 28, 2011	8.63	15.06	13.99	7.55
CLASS R6 SHARES	January 31, 2012	8.69	15.17	14.05	7.58
SELECT CLASS SHARES	July 2, 1987	8.45	14.84	13.76	7.43

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 and Class R5 Shares would have been different than those shown because Class R4 and Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31,

2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Class A Shares, without a sales charge)*	11.67%
Russell 1000 Value Index	10.39%

Net Assets as of 12/31/2016 (In Thousands)	$530,859

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection and overweight position in the financials sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the industrials and health care sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Bank of America Corp., Harman International Industries Inc. and Best Buy Inc. Shares of Bank of America, a banking and financial services company, rose on investor expectations of an improved operating environment for large banks. Shares of Harman International Industries, a maker of audio systems for the consumer and commercial markets, rose on news of Samsung Electronics Co.’s $8 billion acquisition of the company. Shares of Best Buy, a consumer electronics chain, rose on better-than-expected earnings and sales.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co. and T. Rowe Price Group Inc. and its underweight position in J.P. Morgan Chase & Co. Shares of Bristol-Myers Squibb, a drug maker not held in the Benchmark, fell amid investor concerns about the company’s ability to compete in the market for lung cancer treatments. Shares of T. Rowe Price Group, a mutual fund investments provider, rose during the reporting period but underperformed the broader financials sector. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding because of its affiliation with the Fund’s adviser, rose on investor expectations of an improved operating environment for large banks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research. During the reporting period, the Fund’s largest overweight position relative to the Benchmark was in the consumer discretionary sector, while its largest underweight position was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	4.0%
2.	Microsoft Corp.	2.9
3.	Wells Fargo & Co.	2.9
4.	Chevron Corp.	2.6
5.	Exxon Mobil Corp.	2.4
6.	Apple, Inc.	2.4
7.	Berkshire Hathaway, Inc., Class B	2.2
8.	Verizon Communications, Inc.	2.1
9.	Honeywell International, Inc.	1.9
10.	Occidental Petroleum Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.7%
Energy	12.8
Information Technology	11.8
Consumer Discretionary	11.4
Health Care	9.3
Industrials	8.1
Consumer Staples	4.9
Telecommunication Services	2.8
Utilities	2.1
Real Estate	1.9
Materials	0.9
Short-Term Investment	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge**		5.81%	8.75%	14.13%	5.56%
Without Sales Charge		11.67	14.78	15.37	6.13
CLASS C SHARES	January 2, 1998
With CDSC***		10.42	13.23	14.79	5.60
Without CDSC		11.42	14.23	14.79	5.60
CLASS R2 SHARES	November 2, 2015	11.54	14.48	15.30	6.10
CLASS R5 SHARES	November 2, 2015	11.94	15.29	15.70	6.45
CLASS R6 SHARES	November 2, 2015	11.97	15.35	15.72	6.46
SELECT CLASS SHARES	January 25, 1996	11.83	15.06	15.65	6.43

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are indexes based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	7.31%
S&P 500 Index	7.82%

Net Assets as of 12/31/2016 (In Thousands)	$326,938

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2016.

The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund provided a downside buffer throughout the particularly volatile market environment, exhibiting markedly less volatility than the Benchmark while capturing 93% of the market returns during the six month reporting period.

The Fund’s security selection in the pharmaceutical/medical technology and energy sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the financials and telecommunication services sectors made a positive contribution to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co. and Accenture PLC and its underweight position in Nvidia Corp. Shares of Bristol-Myers Squibb, a drug maker, fell amid investor concerns about the company’s ability to compete in the market for lung cancer treatments. Shares of Accenture, a provider of management consulting and outsourcing, fell on lower-than-expected revenue and a weak outlook for earnings. Shares of Nvidia, a semiconductor manufacturer, rose after the company posted better-than-expected revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in United Continental Holdings Inc., Charter Communications Inc. and Morgan Stanley. Shares of United Continental Holdings, an airline operator, rose on improved traffic and capacity. Shares of Charter Communications, a provider of broadband communications services, rose after it was added to the S&P 500 Index and amid positive investor expectations for its merger with Time Warner Cable. Shares of Morgan Stanley, a financial services company, rose on investor expectations of an improved business environment for the financials sector.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies,

while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments, while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.1%
2.	Microsoft Corp.	3.0
3.	Exxon Mobil Corp.	1.9
4.	Wells Fargo & Co.	1.8
5.	Facebook, Inc., Class A	1.8
6.	Bank of America Corp.	1.7
7.	Amazon.com, Inc.	1.6
8.	Pfizer, Inc.	1.6
9.	Citigroup, Inc.	1.6
10.	General Electric Co.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.4%
Financials	14.5
Health Care	13.3
Consumer Discretionary	12.4
Industrials	9.6
Consumer Staples	8.8
Energy	7.2
Utilities	3.0
Materials	2.8
Real Estate	2.3
Telecommunication Services	1.7
Put Options	1.3
Short-Term Investments	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge**		1.51%	3.50%	3.65%	4.16%
Without Sales Charge		7.13	9.26	5.52	6.02
CLASS C SHARES	December 13, 2013
With CDSC***		5.90	7.73	4.99	5.49
Without CDSC		6.90	8.73	4.99	5.49
CLASS R5 SHARES	December 13, 2013	7.40	9.78	6.00	6.50
CLASS R6 SHARES	December 13, 2013	7.43	9.83	6.05	6.55
SELECT CLASS SHARES	December 13, 2013	7.31	9.58	5.79	6.29

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA

Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the funds designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	5.42%
Russell 1000 Growth Index	5.64%

Net Assets as of 12/31/2016 (In Thousands)	$11,948,776

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the health care and materials & processing sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the financials sector and its underweight position in the consumer staples sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc. and Microsoft Corp. and its overweight position in Monster Beverage Corp. Shares of Apple, a maker of computers and mobile devices, rose amid the broader trend of increased investment in U.S. equities during the reporting period. Shares of Microsoft, a provider of software and services, rose on better-than-expected earnings and the broader trend of increased investment in U.S. equities during the reporting period. Shares of Monster Beverage, a maker of energy drinks, fell after the company reported lower-than-expected earnings and revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nvidia Corp., Delta Air Lines Inc. and Charles Schwab Co. Shares of Nvidia, a semiconductor manufacturer, rose after the company posted better-than-expected revenue, driven by demand from computer game and data center markets. Shares of Delta Air Lines, an airline operator, rose on investor expectations for improvements in industry capacity and pricing. Shares of Charles Schwab, a discount securities brokerage, rose on better-than-expected earnings and investor expectations for an improved operating environment for the broader financial sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	6.0%
2.	Amazon.com, Inc.	5.1
3.	Home Depot, Inc. (The)	3.7
4.	NVIDIA Corp.	3.7
5.	Apple, Inc.	3.4
6.	Mastercard, Inc., Class A	3.4
7.	Facebook, Inc., Class A	3.0
8.	Comcast Corp., Class A	3.0
9.	Microsoft Corp.	2.8
10.	Delta Air Lines, Inc.	2.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	41.0%
Consumer Discretionary	21.2
Health Care	12.6
Industrials	8.2
Financials	6.1
Materials	4.2
Consumer Staples	4.0
Energy	1.0
Real Estate	0.7
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge**		(0.13)%	(7.31)%	10.32%	7.46%
Without Sales Charge		5.38	(2.16)	11.51	8.04
CLASS C SHARES	November 4, 1997
With CDSC***		4.09	(3.66)	10.95	7.49
Without CDSC		5.09	(2.66)	10.95	7.49
CLASS R2 SHARES	November 3, 2008	5.24	(2.43)	11.23	7.78
CLASS R3 SHARES	September 9, 2016	5.32	(2.24)	11.48	8.08
CLASS R4 SHARES	September 9, 2016	5.42	(2.04)	11.69	8.26
CLASS R5 SHARES	April 14, 2009	5.54	(1.85)	11.92	8.42
CLASS R6 SHARES	November 30, 2010	5.58	(1.74)	12.00	8.47
SELECT CLASS SHARES	February 28, 1992	5.42	(2.04)	11.69	8.26

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 to 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 and Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 and Class R5 Shares would have been different than those shown because Class R3, Class R4 and Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	21.17%
Russell 1000 Value Index	10.39%

Net Assets as of 12/31/2016 (In Thousands)	$813,684

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s overweight positions and security selection in both the big banks & brokers sector and the auto & transportation sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection and overweight position in the health services & systems sector were the only sector detractors from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Harman International Industries Inc., KeyCorp and T-Mobile US Inc. Shares of Harman International Industries, a maker of audio systems for the consumer and commercial markets, rose on news of Samsung Electronics Co.’s $8 billion acquisition of the company. Shares of KeyCorp, a banking company, rose amid an increase in U.S. interest rates and investor expectations for an improved business climate for large banks. Shares of T-Mobile US, a mobile telecommunications provider, rose amid better-than-expected earnings and investor expectations of a potential merger with Sprint increased mergers and acquisitions activity within the telecommunications sector.

Leading individual detractors from relative performance included the Fund’s overweight positions in Wells Fargo & Co. and Morgan Stanley, and its underweight position in J.P. Morgan Chase & Co. Shares of Wells Fargo, a banking and financial services company, fell amid falling mortgage revenue and higher expenses in the wake of the bank’s $185 million settlement for opening fictitious or unauthorized bank accounts. Shares of Morgan Stanley, a financial services company, underperformed the broader financials sector during the reporting period. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding because of its affiliation with the Fund’s adviser, rose on investor expectations of an improved operating environment for large banks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Citigroup, Inc.	4.6%
2.	Wells Fargo & Co.	4.0
3.	General Motors Co.	3.8
4.	Royal Caribbean Cruises Ltd.	2.9
5.	Pfizer, Inc.	2.6
6.	Bank of America Corp.	2.6
7.	DISH Network Corp., Class A	2.4
8.	Southwest Airlines Co.	2.4
9.	AT&T, Inc.	2.3
10.	Broadcom Ltd., (Singapore)	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.6%
Consumer Discretionary	22.1
Energy	12.4
Health Care	8.5
Industrials	7.3
Information Technology	6.1
Consumer Staples	3.3
Materials	3.2
Telecommunication Services	2.8
Real Estate	1.0
Short-Term Investment	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		14.78%	15.52%	15.30%	5.61%
Without Sales Charge		21.10	21.88	16.56	6.18
CLASS C SHARES	March 22, 1999
With CDSC***		19.72	20.23	15.97	5.63
Without CDSC		20.72	21.23	15.97	5.63
CLASS R2 SHARES	November 3, 2008	20.90	21.53	16.26	5.89
CLASS R5 SHARES	May 15, 2006	21.26	22.24	16.96	6.59
CLASS R6 SHARES	November 30, 2010	21.34	22.39	17.02	6.62
SELECT CLASS SHARES	March 1, 1991	21.17	22.05	16.74	6.37

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Select Class Shares. Prior class performance has been adjusted to reflect the differences in expenses between classes.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Reporting Period Return:
Fund (Class L Shares)*[1]	10.32%
S&P 500 Index	7.82%

Net Assets as of 12/31/2016 (In Thousands)	$12,344,822

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s L Class Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s overweight position in the big banks & brokers sector and its security selection in the telecommunications sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical technology sector and the financials sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in UnitedHealth Group Inc. and United Continental Holdings Inc. and its underweight position in Exxon Mobil Corp. Shares of UnitedHealth, a health insurer, rose after the company issued a better-than-expected earnings forecast. Shares of United Continental Holdings, an airline operator, rose on improved traffic and capacity. Shares of Exxon Mobil, an integrated oil and gas company not held by the Fund, underperformed amid investors’ preference for energy sector companies with higher potential for growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Wells Fargo & Co., Chubb Ltd. and Bristol-Myers Squibb Co. Shares of Wells Fargo, a banking and financial services company, fell amid falling mortgage revenue and higher expenses in the wake of the bank’s $185 million settlement for opening fictitious or unauthorized bank accounts. Shares of Chubb, a property and casualty insurer, rose slightly during the reporting but underperformed the broader financials sector. Shares of Bristol-Myers Squibb, a drug maker, fell amid investor concerns about the company’s ability to compete in the market for lung cancer treatments.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund’s largest average overweight positions relative to the Benchmark for the six months ended December 31, 2016 were in the insurance and media sectors, while the Fund’s largest underweight positions were in the consumer staples and real estate investment trust sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.2%
2.	Apple, Inc.	3.0
3.	UnitedHealth Group, Inc.	2.7
4.	General Electric Co.	2.2
5.	Pfizer, Inc.	2.2
6.	Alphabet, Inc., Class A	2.2
7.	Alphabet, Inc., Class C	2.0
8.	Broadcom Ltd., (Singapore)	1.9
9.	PepsiCo, Inc.	1.9
10.	Citigroup, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.3%
Financials	16.8
Health Care	14.0
Consumer Discretionary	13.6
Industrials	11.0
Energy	7.8
Consumer Staples	6.9
Utilities	2.5
Materials	2.5
Telecommunication Services	1.1
Real Estate	0.7
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
1	On December 1, 2016, the Fund’s Institutional Class Shares were redesignated as and renamed Class L Shares.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		4.34%	4.71%	13.59%	7.25%
Without Sales Charge		10.10	10.49	14.82	7.84
CLASS C SHARES	September 10, 2001
With CDSC***		8.89	8.94	14.26	7.29
Without CDSC		9.89	9.94	14.26	7.29
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS)	September 17, 1993	10.32	10.88	15.22	8.23
CLASS R2 SHARES	November 3, 2008	10.05	10.23	14.56	7.62
CLASS R3 SHARES	September 9, 2016	10.10	10.49	14.82	7.84
CLASS R4 SHARES	September 9, 2016	10.23	10.72	15.04	8.06
CLASS R5 SHARES	May 15, 2006	10.35	10.86	15.27	8.26
CLASS R6 SHARES	November 30, 2010	10.37	10.91	15.33	8.31
SELECT CLASS SHARES	September 10, 2001	10.18	10.67	15.03	8.06

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares and Class R3 prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.1%
	Consumer Discretionary — 12.6%
	Auto Components — 0.4%
318	Delphi Automotive plc	21,431
59	Lear Corp.	7,815

		29,246

	Automobiles — 0.5%
356	Ford Motor Co.	4,320
987	General Motors Co.	34,397

		38,717

	Hotels, Restaurants & Leisure — 1.1%
292	Royal Caribbean Cruises Ltd.	23,984
911	Starbucks Corp.	50,598
227	Yum! Brands, Inc.	14,357

		88,939

	Household Durables — 0.4%
396	DR Horton, Inc.	10,817
88	Newell Brands, Inc.	3,938
591	PulteGroup, Inc.	10,866
126	Toll Brothers, Inc. (a)	3,916

		29,537

	Internet & Direct Marketing Retail — 1.6%
170	Amazon.com, Inc. (a)	127,794

	Media — 4.4%
67	CBS Corp. (Non-Voting), Class B	4,256
225	Charter Communications, Inc., Class A (a)	64,867
1,329	Comcast Corp., Class A	91,799
323	DISH Network Corp., Class A (a)	18,718
1,776	Sirius XM Holdings, Inc.	7,904
492	Time Warner, Inc.	47,531
2,804	Twenty-First Century Fox, Inc., Class A	78,624
287	Walt Disney Co. (The)	29,960

		343,659

	Multiline Retail — 0.3%
318	Dollar General Corp.	23,571

	Specialty Retail — 3.7%
3	AutoZone, Inc. (a)	2,370
309	Best Buy Co., Inc.	13,204
697	Home Depot, Inc. (The)	93,429
892	Lowe’s Cos., Inc.	63,463
124	O’Reilly Automotive, Inc. (a)	34,643
161	Ross Stores, Inc.	10,531
19	Signet Jewelers Ltd.	1,800
890	TJX Cos., Inc. (The)	66,876

		286,316

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.2%
130	NIKE, Inc., Class B	6,618
31	PVH Corp.	2,770
42	Ralph Lauren Corp.	3,750

		13,138

	Total Consumer Discretionary	980,917

	Consumer Staples — 9.0%
	Beverages — 3.2%
1,013	Coca-Cola Co. (The)	41,990
277	Constellation Brands, Inc., Class A	42,501
72	Dr Pepper Snapple Group, Inc.	6,527
487	Molson Coors Brewing Co., Class B	47,404
1,038	PepsiCo, Inc.	108,583

		247,005

	Food & Staples Retailing — 1.7%
289	Costco Wholesale Corp.	46,305
937	Kroger Co. (The)	32,342
578	Walgreens Boots Alliance, Inc.	47,849
98	Wal-Mart Stores, Inc.	6,804

		133,300

	Food Products — 1.2%
137	Archer-Daniels-Midland Co.	6,260
23	JM Smucker Co. (The)	3,001
244	Kraft Heinz Co. (The)	21,264
1,396	Mondelez International, Inc., Class A	61,863

		92,388

	Household Products — 1.6%
441	Kimberly-Clark Corp.	50,328
900	Procter & Gamble Co. (The)	75,660

		125,988

	Tobacco — 1.3%
339	Altria Group, Inc.	22,923
420	Philip Morris International, Inc.	38,398
663	Reynolds American, Inc.	37,138

		98,459

	Total Consumer Staples	697,140

	Energy — 7.3%
	Energy Equipment & Services — 0.9%
310	Halliburton Co.	16,774
641	Schlumberger Ltd.	53,819

		70,593

	Oil, Gas & Consumable Fuels — 6.4%
496	Anadarko Petroleum Corp.	34,551
84	Apache Corp.	5,321

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
545	Cabot Oil & Gas Corp.	12,728
186	Cheniere Energy, Inc. (a)	7,702
524	Chevron Corp.	61,651
125	Concho Resources, Inc. (a)	16,549
318	Diamondback Energy, Inc. (a)	32,122
495	EOG Resources, Inc.	50,037
319	EQT Corp.	20,841
1,635	Exxon Mobil Corp.	147,575
603	Kinder Morgan, Inc.	12,493
214	Marathon Petroleum Corp.	10,753
306	Occidental Petroleum Corp.	21,825
299	Pioneer Natural Resources Co.	53,792
180	Valero Energy Corp.	12,289

		500,229

	Total Energy	570,822

	Financials — 14.8%
	Banks — 6.1%
5,989	Bank of America Corp.	132,366
222	BB&T Corp.	10,419
2,113	Citigroup, Inc.	125,559
308	Huntington Bancshares, Inc.	4,073
1,715	KeyCorp	31,339
726	Regions Financial Corp.	10,421
71	SunTrust Banks, Inc.	3,867
59	SVB Financial Group (a)	10,078
2,606	Wells Fargo & Co.	143,589
145	Zions Bancorp	6,237

		477,948

	Capital Markets — 3.5%
64	Ameriprise Financial, Inc.	7,111
761	Bank of New York Mellon Corp. (The)	36,049
70	BlackRock, Inc.	26,487
1,588	Charles Schwab Corp. (The)	62,682
26	Goldman Sachs Group, Inc. (The)	6,181
556	Intercontinental Exchange, Inc.	31,360
1,788	Morgan Stanley	75,530
378	State Street Corp.	29,409

		274,809

	Consumer Finance — 1.0%
486	Capital One Financial Corp.	42,440
492	Discover Financial Services	35,474

		77,914

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 1.5%
691	Berkshire Hathaway, Inc., Class B (a)	112,590
2	Voya Financial, Inc.	67

		112,657

	Insurance — 2.7%
441	American International Group, Inc.	28,769
471	Arthur J Gallagher & Co.	24,481
362	Chubb Ltd.	47,858
60	Everest Re Group Ltd.	13,027
157	Hartford Financial Services Group, Inc. (The)	7,464
1,383	MetLife, Inc.	74,537
346	XL Group Ltd., (Ireland)	12,875

		209,011

	Total Financials	1,152,339

	Health Care — 13.6%
	Biotechnology — 2.8%
87	Alexion Pharmaceuticals, Inc. (a)	10,681
197	Biogen, Inc. (a)	55,838
39	BioMarin Pharmaceutical, Inc. (a)	3,189
525	Celgene Corp. (a)	60,792
907	Gilead Sciences, Inc.	64,934
256	Vertex Pharmaceuticals, Inc. (a)	18,860

		214,294

	Health Care Equipment & Supplies — 1.6%
1,373	Abbott Laboratories	52,718
44	Becton Dickinson and Co.	7,277
2,123	Boston Scientific Corp. (a)	45,927
20	Cooper Cos., Inc. (The)	3,583
161	Danaher Corp.	12,540
64	Zimmer Biomet Holdings, Inc.	6,595

		128,640

	Health Care Providers & Services — 2.9%
371	Aetna, Inc.	46,038
100	Cigna Corp.	13,381
50	HCA Holdings, Inc. (a)	3,671
150	Humana, Inc.	30,583
37	Laboratory Corp. of America Holdings (a)	4,718
85	McKesson Corp.	11,929
71	Quest Diagnostics, Inc.	6,488
659	UnitedHealth Group, Inc.	105,544

		222,352

	Life Sciences Tools & Services — 0.6%
290	Agilent Technologies, Inc.	13,200
122	Illumina, Inc. (a)	15,647

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Life Sciences Tools & Services — continued
150	Thermo Fisher Scientific, Inc.	21,109

		49,956

	Pharmaceuticals — 5.7%
289	Allergan plc (a)	60,688
1,397	Bristol-Myers Squibb Co.	81,641
819	Eli Lilly & Co.	60,202
584	Johnson & Johnson	67,260
717	Merck & Co., Inc.	42,181
144	Mylan NV (a)	5,505
3,878	Pfizer, Inc.	125,963

		443,440

	Total Health Care	1,058,682

	Industrials — 9.8%
	Aerospace & Defense — 1.5%
245	General Dynamics Corp.	42,310
93	L-3 Communications Holdings, Inc.	14,137
102	Northrop Grumman Corp.	23,630
97	Textron, Inc.	4,700
306	United Technologies Corp.	33,598

		118,375

	Air Freight & Logistics — 0.1%
68	United Parcel Service, Inc., Class B	7,761

	Airlines — 0.8%
470	Delta Air Lines, Inc.	23,142
521	United Continental Holdings, Inc. (a)	37,998

		61,140

	Building Products — 0.6%
269	Allegion plc	17,196
172	Johnson Controls International plc	7,094
643	Masco Corp.	20,344

		44,634

	Construction & Engineering — 0.2%
263	Fluor Corp.	13,802

	Electrical Equipment — 0.5%
639	Eaton Corp. plc	42,851

	Industrial Conglomerates — 2.6%
3,840	General Electric Co.	121,329
734	Honeywell International, Inc.	85,068

		206,397

	Machinery — 2.0%
125	Cummins, Inc.	17,032
69	Deere & Co.	7,075

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
57	Fortive Corp.	3,030
210	Ingersoll-Rand plc	15,725
580	PACCAR, Inc.	37,053
55	Parker-Hannifin Corp.	7,652
70	Pentair plc, (United Kingdom)	3,925
142	Snap-on, Inc.	24,337
339	Stanley Black & Decker, Inc.	38,935

		154,764

	Road & Rail — 1.5%
204	Canadian Pacific Railway Ltd., (Canada)	29,099
833	Union Pacific Corp.	86,333

		115,432

	Total Industrials	765,156

	Information Technology — 20.9%
	Communications Equipment — 0.4%
933	Cisco Systems, Inc.	28,203

	Electronic Equipment, Instruments & Components — 0.6%
681	TE Connectivity Ltd.	47,206

	Internet Software & Services — 4.7%
144	Alphabet, Inc., Class A (a)	113,956
145	Alphabet, Inc., Class C (a)	111,905
1,223	Facebook, Inc., Class A (a)	140,715

		366,576

	IT Services — 3.6%
858	Accenture plc, Class A	100,474
188	Cognizant Technology Solutions Corp., Class A (a)	10,556
485	Fidelity National Information Services, Inc.	36,678
74	International Business Machines Corp.	12,200
110	Mastercard, Inc., Class A	11,347
444	PayPal Holdings, Inc. (a)	17,540
102	Vantiv, Inc., Class A (a)	6,077
890	Visa, Inc., Class A	69,399
139	WEX, Inc. (a)	15,541

		279,812

	Semiconductors & Semiconductor Equipment — 3.5%
743	Analog Devices, Inc.	53,943
224	Applied Materials, Inc.	7,234
498	Broadcom Ltd., (Singapore)	87,982
61	KLA-Tencor Corp.	4,799
325	Lam Research Corp.	34,404
77	NVIDIA Corp.	8,240
107	NXP Semiconductors NV, (Netherlands) (a)	10,486
643	ON Semiconductor Corp. (a)	8,200

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
787	Texas Instruments, Inc.	57,447

		272,735

	Software — 4.3%
727	Adobe Systems, Inc. (a)	74,847
3,860	Microsoft Corp.	239,858
272	Oracle Corp.	10,447
132	Workday, Inc., Class A (a)	8,723

		333,875

	Technology Hardware, Storage & Peripherals — 3.8%
2,155	Apple, Inc.	249,541
688	Hewlett Packard Enterprise Co.	15,913
2,041	HP, Inc.	30,288

		295,742

	Total Information Technology	1,624,149

	Materials — 2.8%
	Chemicals — 2.1%
446	Dow Chemical Co. (The)	25,545
548	Eastman Chemical Co.	41,230
781	EI du Pont de Nemours & Co.	57,350
53	Monsanto Co.	5,534
1,019	Mosaic Co. (The)	29,900

		159,559

	Construction Materials — 0.1%
47	Martin Marietta Materials, Inc.	10,355

	Containers & Packaging — 0.5%
290	Crown Holdings, Inc. (a)	15,221
243	Sealed Air Corp.	11,029
297	WestRock Co.	15,059

		41,309

	Metals & Mining — 0.1%
193	Newmont Mining Corp.	6,591
81	United States Steel Corp.	2,681

		9,272

	Total Materials	220,495

	Real Estate — 2.4%
	Equity Real Estate Investment Trusts (REITs) — 2.4%
35	American Tower Corp.	3,699
180	AvalonBay Communities, Inc.	31,900
177	Brixmor Property Group, Inc.	4,317
28	Camden Property Trust	2,371
52	Equinix, Inc.	18,676
32	Essex Property Trust, Inc.	7,347

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
395	HCP, Inc.	11,730
598	Kimco Realty Corp.	15,050
200	Liberty Property Trust	7,913
22	Macerich Co. (The)	1,578
392	Prologis, Inc.	20,686
34	Public Storage	7,522
84	Regency Centers Corp.	5,792
137	Simon Property Group, Inc.	24,365
103	SL Green Realty Corp.	11,056
313	Spirit Realty Capital, Inc.	3,404
325	STORE Capital Corp.	8,023

	Total Real Estate	185,429

	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.7%
2,025	AT&T, Inc.	86,109
206	CenturyLink, Inc.	4,903
765	Verizon Communications, Inc.	40,846

		131,858

	Wireless Telecommunication Services — 0.1%
80	T-Mobile US, Inc. (a)	4,590

	Total Telecommunication Services	136,448

	Utilities — 3.1%
	Electric Utilities — 2.4%
513	Edison International	36,910
168	FirstEnergy Corp.	5,200
489	NextEra Energy, Inc.	58,400
703	PG&E Corp.	42,732
173	Pinnacle West Capital Corp.	13,468
662	Xcel Energy, Inc.	26,936

		183,646

	Multi-Utilities — 0.7%
582	Ameren Corp.	30,511
589	CMS Energy Corp.	24,513

		55,024

	Total Utilities	238,670

	Total Common Stocks (Cost $6,406,878)	7,630,247

PRINCIPAL AMOUNT($)
Short-Term Investments — 2.6%
	U.S. Treasury Obligation — 0.1%
9,422	U.S. Treasury Bill, 0.492%, 03/30/17 (k) (n)	9,410

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — continued
	Investment Company — 2.5%
191,979	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l)	191,979

	Total Short-Term Investments (Cost $201,389)	201,389

	Total Investments — 100.7% (Cost $6,608,267)	7,831,636
	Liabilities in Excess of Other Assets — (0.7)%	(58,002)

	NET ASSETS — 100.0%	$7,773,634

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,282	E-mini S&P 500	03/17/17	USD	$143,340	$(670)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Consumer Discretionary — 21.5%
	Hotels, Restaurants & Leisure — 2.4%
155	Las Vegas Sands Corp.	8,281

	Internet & Direct Marketing Retail — 9.9%
29	Amazon.com, Inc. (a)	21,776
8	Priceline Group, Inc. (The) (a)	12,081

		33,857

	Specialty Retail — 9.2%
67	Home Depot, Inc. (The)	8,980
151	Ross Stores, Inc.	9,897
49	Ulta Salon Cosmetics & Fragrance, Inc. (a)	12,365

		31,242

	Total Consumer Discretionary	73,380

	Consumer Staples — 2.1%
	Beverages — 2.1%
164	Monster Beverage Corp. (a)	7,250

	Energy — 2.0%
	Oil, Gas & Consumable Fuels — 2.0%
39	Pioneer Natural Resources Co.	6,964

	Financials — 8.8%
	Capital Markets — 8.8%
429	Charles Schwab Corp. (The)	16,916
232	Intercontinental Exchange, Inc.	13,068

	Total Financials	29,984

	Health Care — 11.8%
	Biotechnology — 4.1%
110	Gilead Sciences, Inc.	7,906
79	Vertex Pharmaceuticals, Inc. (a)	5,848

		13,754

	Health Care Equipment & Supplies — 2.0%
11	Intuitive Surgical, Inc. (a)	6,912

	Health Care Providers & Services — 3.9%
84	UnitedHealth Group, Inc.	13,363

	Life Sciences Tools & Services — 1.8%
48	Illumina, Inc. (a)	6,098

	Total Health Care	40,127

	Industrials — 7.9%
	Aerospace & Defense — 2.3%
31	TransDigm Group, Inc.	7,770

	Electrical Equipment — 1.9%
28	Acuity Brands, Inc.	6,534

	Machinery — 2.3%
84	Caterpillar, Inc.	7,790

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.4%
56	Kansas City Southern	4,709

	Total Industrials	26,803

	Information Technology — 38.7%
	Internet Software & Services — 13.2%
30	Alphabet, Inc., Class A (a)	24,138
181	Facebook, Inc., Class A (a)	20,870

		45,008

	IT Services — 8.6%
189	Mastercard, Inc., Class A	19,542
245	PayPal Holdings, Inc. (a)	9,687

		29,229

	Semiconductors & Semiconductor Equipment — 6.4%
298	Applied Materials, Inc.	9,607
69	Broadcom Ltd., (Singapore)	12,144

		21,751

	Software — 8.4%
103	Adobe Systems, Inc. (a)	10,635
110	Electronic Arts, Inc. (a)	8,640
128	ServiceNow, Inc. (a)	9,491

		28,766

	Technology Hardware, Storage & Peripherals — 2.1%
63	Apple, Inc.	7,320

	Total Information Technology	132,074

	Materials — 2.1%
	Chemicals — 2.1%
51	Air Products & Chemicals, Inc.	7,310

	Real Estate — 3.3%
	Equity Real Estate Investment Trusts (REITs) — 3.3%
31	Equinix, Inc.	11,249

	Total Common Stocks (Cost $256,998)	335,141

Short-Term Investment — 0.8%
	Investment Company — 0.8%
2,597	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $2,597)	2,597

	Total Investments — 99.0% (Cost $259,595)	337,738
	Other Assets in Excess of Liabilities — 1.0%	3,341

	NET ASSETS — 100.0%	$341,079

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 92.4%
	Consumer Discretionary — 21.9%
	Distributors — 1.9%
29	Genuine Parts Co.	2,763

	Internet & Direct Marketing Retail — 8.9%
11	Amazon.com, Inc. (a)	7,986
4	Priceline Group, Inc. (The) (a)	5,153

		13,139

	Media — 3.0%
76	DISH Network Corp., Class A (a)	4,427

	Multiline Retail — 2.3%
68	Kohl’s Corp.	3,350

	Specialty Retail — 5.8%
56	Bed Bath & Beyond, Inc.	2,256
52	Best Buy Co., Inc.	2,219
16	Ulta Salon Cosmetics & Fragrance, Inc. (a)	4,000

		8,475

	Total Consumer Discretionary	32,154

	Consumer Staples — 1.7%
	Beverages — 1.7%
56	Monster Beverage Corp. (a)	2,494

	Energy — 6.3%
	Oil, Gas & Consumable Fuels — 6.3%
116	Kinder Morgan, Inc.	2,403
69	Marathon Petroleum Corp.	3,462
19	Pioneer Natural Resources Co.	3,342

	Total Energy	9,207

	Financials — 20.1%
	Banks — 3.2%
87	Wells Fargo & Co.	4,775

	Capital Markets — 2.7%
52	T Rowe Price Group, Inc.	3,938

	Consumer Finance — 5.1%
114	Ally Financial, Inc.	2,159
62	Capital One Financial Corp.	5,369

		7,528

	Insurance — 9.1%
115	American International Group, Inc.	7,540
123	Loews Corp.	5,745

		13,285

	Total Financials	29,526

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 9.4%
	Biotechnology — 4.7%
60	Gilead Sciences, Inc.	4,296
35	Vertex Pharmaceuticals, Inc. (a)	2,606

		6,902

	Health Care Equipment & Supplies — 2.4%
5	Intuitive Surgical, Inc. (a)	3,423

	Health Care Providers & Services — 2.3%
21	UnitedHealth Group, Inc.	3,381

	Total Health Care	13,706

	Industrials — 5.9%
	Airlines — 2.3%
69	Delta Air Lines, Inc.	3,389

	Machinery — 2.0%
32	Caterpillar, Inc.	2,935

	Road & Rail — 1.6%
27	Kansas City Southern	2,290

	Total Industrials	8,614

	Information Technology — 19.5%
	Electronic Equipment, Instruments & Components — 1.5%
30	Arrow Electronics, Inc. (a)	2,159

	Internet Software & Services — 9.9%
9	Alphabet, Inc., Class C (a)	6,939
66	Facebook, Inc., Class A (a)	7,628

		14,567

	IT Services — 6.8%
72	Mastercard, Inc.	7,462
62	PayPal Holdings, Inc. (a)	2,433

		9,895

	Software — 1.3%
27	ServiceNow, Inc. (a)	1,977

	Total Information Technology	28,598

	Materials — 3.5%
	Construction Materials — 1.5%
10	Martin Marietta Materials, Inc.	2,207

	Containers & Packaging — 2.0%
58	WestRock Co.	2,925

	Total Materials	5,132

	Real Estate — 2.1%
	Equity Real Estate Investment Trusts (REITs) — 2.1%
113	Rayonier, Inc.	3,018

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 2.0%
	Electric Utilities — 2.0%
74	Xcel Energy, Inc.	3,011

	Total Common Stocks (Cost $112,217)	135,460

Short-Term Investment — 8.8%
	Investment Company — 8.8%
12,832	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $12,832)	12,832

	Total Investments — 101.2% (Cost $125,049)	148,292
	Liabilities in Excess of Other Assets — (1.2)%	(1,789)

	NET ASSETS — 100.0%	$146,503

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Consumer Discretionary — 8.0%
	Distributors — 1.1%
1,638	Genuine Parts Co.	156,524

	Hotels, Restaurants & Leisure — 0.5%
981	Wyndham Worldwide Corp.	74,914

	Media — 2.0%
1,261	Cinemark Holdings, Inc.	48,383
1,489	Comcast Corp., Class A	102,845
1,252	Time Warner, Inc.	120,900

		272,128

	Specialty Retail — 3.6%
1,846	Best Buy Co., Inc.	78,776
1,700	Home Depot, Inc. (The)	227,957
1,873	L Brands, Inc.	123,312
818	Tiffany & Co.	63,373

		493,418

	Textiles, Apparel & Luxury Goods — 0.8%
2,079	VF Corp.	110,921

	Total Consumer Discretionary	1,107,905

	Consumer Staples — 7.6%
	Beverages — 2.5%
1,696	Coca-Cola Co. (The)	70,306
1,271	Dr Pepper Snapple Group, Inc.	115,269
899	Molson Coors Brewing Co., Class B	87,449
715	PepsiCo, Inc.	74,766

		347,790

	Food Products — 1.4%
652	Kraft Heinz Co. (The)	56,970
2,914	Mondelez International, Inc., Class A	129,181

		186,151

	Household Products — 1.1%
1,073	Kimberly-Clark Corp.	122,493
407	Procter & Gamble Co. (The)	34,234

		156,727

	Tobacco — 2.6%
2,849	Altria Group, Inc.	192,634
767	Philip Morris International, Inc.	70,188
1,711	Reynolds American, Inc.	95,898

		358,720

	Total Consumer Staples	1,049,388

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 11.3%
	Energy Equipment & Services — 1.2%
2,005	Schlumberger Ltd.	168,346

	Oil, Gas & Consumable Fuels — 10.1%
2,908	Chevron Corp.	342,220
6,144	ConocoPhillips	308,036
4,021	Exxon Mobil Corp.	362,940
3,805	Occidental Petroleum Corp.	271,017
1,507	Valero Energy Corp.	102,938

		1,387,151

	Total Energy	1,555,497

	Financials — 29.8%
	Banks — 12.4%
18,068	Bank of America Corp.	399,303
4,169	BB&T Corp.	196,032
876	Cullen/Frost Bankers, Inc.	77,269
431	M&T Bank Corp.	67,467
2,893	PNC Financial Services Group, Inc. (The)	338,347
3,265	US Bancorp	167,717
8,284	Wells Fargo & Co.	456,540

		1,702,675

	Capital Markets — 6.6%
479	Ameriprise Financial, Inc.	53,154
750	BlackRock, Inc.	285,293
2,305	CME Group, Inc.	265,906
1,613	Northern Trust Corp.	143,660
295	S&P Global, Inc.	31,735
1,696	T Rowe Price Group, Inc.	127,605

		907,353

	Consumer Finance — 1.9%
1,671	Capital One Financial Corp.	145,755
1,569	Discover Financial Services	113,079

		258,834

	Insurance — 8.9%
1,424	Arthur J Gallagher & Co.	73,987
874	Chubb Ltd.	115,512
851	Cincinnati Financial Corp.	64,439
4,480	Hartford Financial Services Group, Inc. (The)	213,491
4,833	MetLife, Inc.	260,472
1,500	Progressive Corp. (The)	53,261
1,438	Prudential Financial, Inc.	149,635
2,194	Travelers Cos., Inc. (The)	268,648
618	Validus Holdings Ltd.	33,999

		1,233,444

	Total Financials	4,102,306

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care — 10.1%
	Biotechnology — 0.6%
383	AbbVie, Inc.	23,994
819	Gilead Sciences, Inc.	58,656

		82,650

	Health Care Equipment & Supplies — 1.6%
2,493	Abbott Laboratories	95,740
741	Becton Dickinson and Co.	122,604

		218,344

	Pharmaceuticals — 7.9%
2,301	Bristol-Myers Squibb Co.	134,495
1,397	Eli Lilly & Co.	102,743
2,916	Johnson & Johnson	335,963
4,337	Merck & Co., Inc.	255,314
7,895	Pfizer, Inc.	256,414

		1,084,929

	Total Health Care	1,385,923

	Industrials — 10.4%
	Aerospace & Defense — 1.3%
1,065	General Dynamics Corp.	183,936

	Air Freight & Logistics — 0.5%
597	United Parcel Service, Inc., Class B	68,439

	Commercial Services & Supplies — 1.3%
3,150	Republic Services, Inc.	179,725

	Industrial Conglomerates — 2.7%
663	3M Co.	118,330
2,169	Honeywell International, Inc.	251,247

		369,577

	Machinery — 3.0%
1,151	Dover Corp.	86,244
1,779	Illinois Tool Works, Inc.	217,912
185	Snap-on, Inc.	31,623
671	Stanley Black & Decker, Inc.	76,964

		412,743

	Road & Rail — 1.6%
909	Norfolk Southern Corp.	98,248
1,181	Union Pacific Corp.	122,492

		220,740

	Total Industrials	1,435,160

	Information Technology — 9.9%
	IT Services — 2.1%
606	Accenture plc, Class A	70,949

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
1,067	Automatic Data Processing, Inc.	109,625
1,417	Fidelity National Information Services, Inc.	107,155

		287,729

	Semiconductors & Semiconductor Equipment — 3.9%
1,830	Analog Devices, Inc.	132,878
1,405	KLA-Tencor Corp.	110,515
1,468	QUALCOMM, Inc.	95,744
2,818	Texas Instruments, Inc.	205,664

		544,801

	Software — 1.9%
4,230	Microsoft Corp.	262,837

	Technology Hardware, Storage & Peripherals — 2.0%
2,347	Apple, Inc.	271,819

	Total Information Technology	1,367,186

	Materials — 3.1%
	Chemicals — 2.9%
1,208	EI du Pont de Nemours & Co.	88,695
314	International Flavors & Fragrances, Inc.	37,012
1,173	PPG Industries, Inc.	111,179
771	Praxair, Inc.	90,314
1,262	RPM International, Inc.	67,943

		395,143

	Containers & Packaging — 0.2%
657	WestRock Co.	33,375

	Total Materials	428,518

	Real Estate — 2.9%
	Equity Real Estate Investment Trusts (REITs) — 2.9%
358	Alexandria Real Estate Equities, Inc.	39,759
635	AvalonBay Communities, Inc.	112,539
433	Boston Properties, Inc.	54,520
1,610	HCP, Inc.	47,860
784	Simon Property Group, Inc.	139,283

	Total Real Estate	393,961

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
4,048	Verizon Communications, Inc.	216,090

	Utilities — 3.8%
	Electric Utilities — 2.4%
1,623	Edison International	116,838
823	NextEra Energy, Inc.	98,263
2,987	Xcel Energy, Inc.	121,554

		336,655

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — 1.4%
2,471	CMS Energy Corp.	102,851
219	DTE Energy Co.	21,591
3,123	NiSource, Inc.	69,143

		193,585

	Total Utilities	530,240

	Total Common Stocks (Cost $10,716,238)	13,572,174

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.3%
	Investment Company — 1.3%
183,286	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $183,286)	183,286

	Total Investments — 99.8% (Cost $10,899,524)	13,755,460
	Other Assets in Excess of Liabilities — 0.2%	31,824

	NET ASSETS — 100.0%	$13,787,284

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.1%
	Consumer Discretionary — 11.4%
	Distributors — 0.5%
29	Genuine Parts Co.	2,723

	Hotels, Restaurants & Leisure — 1.5%
52	Carnival Corp.	2,707
64	Royal Caribbean Cruises Ltd.	5,218

		7,925

	Household Durables — 1.0%
48	Harman International Industries, Inc.	5,336

	Media — 2.2%
71	DISH Network Corp., Class A (a)	4,119
47	Time Warner, Inc.	4,517
27	Walt Disney Co. (The)	2,856

		11,492

	Multiline Retail — 0.8%
87	Nordstrom, Inc.	4,160

	Specialty Retail — 4.5%
6	AutoZone, Inc. (a)	4,983
117	Best Buy Co., Inc.	4,971
57	Home Depot, Inc. (The)	7,683
94	L Brands, Inc.	6,176

		23,813

	Textiles, Apparel & Luxury Goods — 0.9%
91	VF Corp.	4,828

	Total Consumer Discretionary	60,277

	Consumer Staples — 4.9%
	Beverages — 2.3%
81	Coca-Cola Co. (The)	3,342
30	Dr Pepper Snapple Group, Inc.	2,693
40	Molson Coors Brewing Co., Class B	3,921
24	PepsiCo, Inc.	2,501

		12,457

	Food & Staples Retailing — 1.5%
26	Costco Wholesale Corp.	4,131
45	Walgreens Boots Alliance, Inc.	3,741

		7,872

	Food Products — 0.4%
22	Kraft Heinz Co. (The)	1,956

	Household Products — 0.7%
31	Kimberly-Clark Corp.	3,492

	Total Consumer Staples	25,777

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 12.7%
	Energy Equipment & Services — 1.3%
83	Schlumberger Ltd.	6,976

	Oil, Gas & Consumable Fuels — 11.4%
118	Chevron Corp.	13,842
184	ConocoPhillips	9,250
57	EOG Resources, Inc.	5,732
143	Exxon Mobil Corp.	12,879
141	Occidental Petroleum Corp.	10,072
41	Phillips 66	3,577
76	Valero Energy Corp.	5,199

		60,551

	Total Energy	67,527

	Financials — 32.5%
	Banks — 14.6%
957	Bank of America Corp.	21,143
139	BB&T Corp.	6,526
102	Citigroup, Inc.	6,059
57	Cullen/Frost Bankers, Inc.	5,011
37	M&T Bank Corp.	5,741
60	PNC Financial Services Group, Inc. (The)	6,959
85	SunTrust Banks, Inc.	4,679
120	US Bancorp	6,144
275	Wells Fargo & Co.	15,139

		77,401

	Capital Markets — 8.7%
16	Ameriprise Financial, Inc.	1,797
24	BlackRock, Inc.	9,019
144	Charles Schwab Corp. (The)	5,676
30	Goldman Sachs Group, Inc. (The)	7,160
37	Intercontinental Exchange, Inc.	2,065
187	Invesco Ltd.	5,664
192	Morgan Stanley	8,095
88	T Rowe Price Group, Inc.	6,585

		46,061

	Consumer Finance — 2.5%
76	Capital One Financial Corp.	6,656
96	Discover Financial Services	6,885

		13,541

	Diversified Financial Services — 2.2%
72	Berkshire Hathaway, Inc., Class B (a)	11,800

	Insurance — 4.5%
22	Chubb Ltd.	2,902
187	Hartford Financial Services Group, Inc. (The)	8,901

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
54	Loews Corp.	2,515
79	MetLife, Inc.	4,241
51	Prudential Financial, Inc.	5,297

		23,856

	Total Financials	172,659

	Health Care — 9.2%
	Biotechnology — 0.7%
54	Gilead Sciences, Inc.	3,896

	Health Care Equipment & Supplies — 0.9%
27	Becton Dickinson and Co.	4,437

	Health Care Providers & Services — 1.9%
26	Aetna, Inc.	3,237
14	Humana, Inc.	2,917
25	UnitedHealth Group, Inc.	4,065

		10,219

	Pharmaceuticals — 5.7%
139	Bristol-Myers Squibb Co.	8,117
42	Eli Lilly & Co.	3,067
41	Johnson & Johnson	4,758
105	Merck & Co., Inc.	6,174
253	Pfizer, Inc.	8,227

		30,343

	Total Health Care	48,895

	Industrials — 8.0%
	Aerospace & Defense — 0.7%
35	United Technologies Corp.	3,793

	Industrial Conglomerates — 5.2%
44	3M Co.	7,821
299	General Electric Co.	9,439
88	Honeywell International, Inc.	10,218

		27,478

	Machinery — 0.3%
18	Dover Corp.	1,341

	Road & Rail — 0.9%
138	CSX Corp.	4,941

	Trading Companies & Distributors — 0.9%
34	Watsco, Inc.	5,036

	Total Industrials	42,589

	Information Technology — 11.8%
	Communications Equipment — 0.6%
101	Cisco Systems, Inc.	3,055

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 0.4%
31	TE Connectivity Ltd.	2,113

	Internet Software & Services — 0.8%
5	Alphabet, Inc., Class C (a)	4,028

	IT Services — 0.7%
49	Fidelity National Information Services, Inc.	3,683

	Semiconductors & Semiconductor Equipment — 3.5%
170	Applied Materials, Inc.	5,499
54	KLA-Tencor Corp.	4,280
52	QUALCOMM, Inc.	3,384
72	Texas Instruments, Inc.	5,283

		18,446

	Software — 2.8%
244	Microsoft Corp.	15,150

	Technology Hardware, Storage & Peripherals — 3.0%
109	Apple, Inc.	12,636
230	HP, Inc.	3,409

		16,045

	Total Information Technology	62,520

	Materials — 0.8%
	Chemicals — 0.8%
61	EI du Pont de Nemours & Co.	4,492

	Real Estate — 1.9%
	Equity Real Estate Investment Trusts (REITs) — 1.9%
16	AvalonBay Communities, Inc.	2,764
54	Macerich Co. (The)	3,825
21	Simon Property Group, Inc.	3,678

	Total Real Estate	10,267

	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.1%
206	Verizon Communications, Inc.	10,976

	Wireless Telecommunication Services — 0.7%
67	T-Mobile US, Inc. (a)	3,865

	Total Telecommunication Services	14,841

	Utilities — 2.1%
	Electric Utilities — 1.6%
36	Edison International	2,620
23	NextEra Energy, Inc.	2,700
74	Xcel Energy, Inc.	3,000

		8,320

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — 0.5%
64	CMS Energy Corp.	2,651

	Total Utilities	10,971

	Total Common Stocks (Cost $354,876)	520,815

Short-Term Investment — 1.3%
	Investment Company — 1.3%
7,022	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $7,022)	7,022

	Total Investments — 99.4% (Cost $361,898)	527,837
	Other Assets in Excess of Liabilities — 0.6%	3,022

	NET ASSETS — 100.0%	$530,859

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.1%
		Consumer Discretionary — 12.5%
		Auto Components — 0.4%
13		Delphi Automotive plc	892
2		Lear Corp.	325

			1,217

		Automobiles — 0.5%
15		Ford Motor Co.	180
41		General Motors Co. (o)	1,431

			1,611

		Hotels, Restaurants & Leisure — 1.1%
12		Royal Caribbean Cruises Ltd.	998
38		Starbucks Corp.	2,105
9		Yum! Brands, Inc.	597

			3,700

		Household Durables — 0.4%
16		DR Horton, Inc.	450
4		Newell Brands, Inc.	164
25		PulteGroup, Inc.	452
5		Toll Brothers, Inc. (a)	160

			1,226

		Internet & Direct Marketing Retail — 1.6%
7		Amazon.com, Inc. (a) (o)	5,316

		Media — 4.4%
3		CBS Corp. (Non-Voting), Class B	178
9		Charter Communications, Inc., Class A (a) (o)	2,699
55		Comcast Corp., Class A (o)	3,819
13		DISH Network Corp., Class A (a)	779
74		Sirius XM Holdings, Inc.	329
20		Time Warner, Inc.	1,977
117		Twenty-First Century Fox, Inc., Class A (o)	3,271
12		Walt Disney Co. (The)	1,246

			14,298

		Multiline Retail — 0.3%
13		Dollar General Corp.	981

		Specialty Retail — 3.6%
—	(h)	AutoZone, Inc. (a)	97
13		Best Buy Co., Inc.	549
29		Home Depot, Inc. (The) (o)	3,887
37		Lowe’s Cos., Inc.	2,641
5		O’Reilly Automotive, Inc. (a)	1,441
7		Ross Stores, Inc.	438
1		Signet Jewelers Ltd. (o)	77
37		TJX Cos., Inc. (The) (o)	2,782

			11,912

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.2%
5	NIKE, Inc., Class B	276
1	PVH Corp.	115
2	Ralph Lauren Corp.	156

		547

	Total Consumer Discretionary	40,808

	Consumer Staples — 8.9%
	Beverages — 3.1%
42	Coca-Cola Co. (The)	1,747
12	Constellation Brands, Inc., Class A	1,768
3	Dr Pepper Snapple Group, Inc.	272
20	Molson Coors Brewing Co., Class B	1,972
43	PepsiCo, Inc. (o)	4,517

		10,276

	Food & Staples Retailing — 1.7%
12	Costco Wholesale Corp. (o)	1,926
39	Kroger Co. (The)	1,346
24	Walgreens Boots Alliance, Inc.	1,991
4	Wal-Mart Stores, Inc.	283

		5,546

	Food Products — 1.2%
6	Archer-Daniels-Midland Co. (o)	260
1	JM Smucker Co. (The)	125
10	Kraft Heinz Co. (The)	880
58	Mondelez International, Inc., Class A	2,574

		3,839

	Household Products — 1.6%
19	Kimberly-Clark Corp. (o)	2,114
37	Procter & Gamble Co. (The)	3,148

		5,262

	Tobacco — 1.3%
14	Altria Group, Inc.	951
17	Philip Morris International, Inc.	1,600
28	Reynolds American, Inc. (o)	1,553

		4,104

	Total Consumer Staples	29,027

	Energy — 7.3%
	Energy Equipment & Services — 0.9%
13	Halliburton Co.	698
27	Schlumberger Ltd. (o)	2,239

		2,937

	Oil, Gas & Consumable Fuels — 6.4%
21	Anadarko Petroleum Corp.	1,437
3	Apache Corp.	221

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
23	Cabot Oil & Gas Corp.	530
8	Cheniere Energy, Inc. (a)	322
22	Chevron Corp.	2,561
5	Concho Resources, Inc. (a)	689
13	Diamondback Energy, Inc. (a)	1,341
21	EOG Resources, Inc.	2,082
13	EQT Corp.	867
68	Exxon Mobil Corp. (o)	6,137
25	Kinder Morgan, Inc.	520
9	Marathon Petroleum Corp.	447
13	Occidental Petroleum Corp.	900
12	Pioneer Natural Resources Co.	2,238
7	Valero Energy Corp.	511

		20,803

	Total Energy	23,740

	Financials — 14.7%
	Banks — 6.1%
249	Bank of America Corp. (o)	5,507
9	BB&T Corp.	433
88	Citigroup, Inc.	5,224
13	Huntington Bancshares, Inc.	169
71	KeyCorp	1,304
30	Regions Financial Corp. (o)	433
3	SunTrust Banks, Inc.	161
2	SVB Financial Group (a)	419
108	Wells Fargo & Co. (o)	5,977
6	Zions Bancorp	260

		19,887

	Capital Markets — 3.5%
3	Ameriprise Financial, Inc.	296
32	Bank of New York Mellon Corp. (The)	1,500
3	BlackRock, Inc.	1,084
66	Charles Schwab Corp. (The) (o)	2,609
1	Goldman Sachs Group, Inc. (The) (o)	257
23	Intercontinental Exchange, Inc.	1,305
74	Morgan Stanley (o)	3,137
16	State Street Corp. (o)	1,214

		11,402

	Consumer Finance — 1.0%
20	Capital One Financial Corp.	1,765
20	Discover Financial Services	1,476

		3,241

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Financial Services — 1.4%
29		Berkshire Hathaway, Inc., Class B (a) (o)	4,684
—	(h)	Voya Financial, Inc.	15

			4,699

		Insurance — 2.7%
18		American International Group, Inc. (o)	1,192
20		Arthur J Gallagher & Co.	1,018
15		Chubb Ltd.	1,991
3		Everest Re Group Ltd.	542
7		Hartford Financial Services Group, Inc. (The)	311
58		MetLife, Inc. (o)	3,101
14		XL Group Ltd., (Ireland)	536

			8,691

		Total Financials	47,920

		Health Care — 13.5%
		Biotechnology — 2.7%
4		Alexion Pharmaceuticals, Inc. (a)	442
8		Biogen, Inc. (a)	2,323
2		BioMarin Pharmaceutical, Inc. (a)	134
22		Celgene Corp. (a)	2,527
38		Gilead Sciences, Inc.	2,701
11		Vertex Pharmaceuticals, Inc. (a)	789

			8,916

		Health Care Equipment & Supplies — 1.7%
57		Abbott Laboratories	2,193
2		Becton Dickinson and Co.	303
88		Boston Scientific Corp. (a) (o)	1,911
1		Cooper Cos., Inc. (The)	149
7		Danaher Corp.	523
3		Zimmer Biomet Holdings, Inc.	274

			5,353

		Health Care Providers & Services — 2.8%
15		Aetna, Inc. (o)	1,915
4		Cigna Corp.	557
2		HCA Holdings, Inc. (a)	158
6		Humana, Inc.	1,272
2		Laboratory Corp. of America Holdings (a)	196
4		McKesson Corp. (o)	496
3		Quest Diagnostics, Inc.	266
27		UnitedHealth Group, Inc.	4,391

			9,251

		Life Sciences Tools & Services — 0.6%
12		Agilent Technologies, Inc.	550
5		Illumina, Inc. (a)	646

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Life Sciences Tools & Services — continued
6	Thermo Fisher Scientific, Inc.	883

		2,079

	Pharmaceuticals — 5.7%
12	Allergan plc (a) (o)	2,524
58	Bristol-Myers Squibb Co.	3,396
34	Eli Lilly & Co.	2,505
24	Johnson & Johnson	2,794
30	Merck & Co., Inc. (o)	1,755
6	Mylan NV (a)	222
161	Pfizer, Inc. (o)	5,240

		18,436

	Total Health Care	44,035

	Industrials — 9.7%
	Aerospace & Defense — 1.5%
10	General Dynamics Corp. (o)	1,760
4	L-3 Communications Holdings, Inc.	588
4	Northrop Grumman Corp.	985
4	Textron, Inc.	196
13	United Technologies Corp.	1,398

		4,927

	Air Freight & Logistics — 0.1%
3	United Parcel Service, Inc., Class B	321

	Airlines — 0.8%
20	Delta Air Lines, Inc.	963
22	United Continental Holdings, Inc. (a)	1,581

		2,544

	Building Products — 0.5%
11	Allegion plc	715
7	Johnson Controls International plc	295
27	Masco Corp.	847

		1,857

	Construction & Engineering — 0.2%
11	Fluor Corp. (o)	574

	Electrical Equipment — 0.5%
27	Eaton Corp. plc	1,783

	Industrial Conglomerates — 2.6%
160	General Electric Co. (o)	5,048
31	Honeywell International, Inc. (o)	3,539

		8,587

	Machinery — 2.0%
5	Cummins, Inc. (o)	709
3	Deere & Co.	294

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
2	Fortive Corp. (o)	133
9	Ingersoll-Rand plc	654
24	PACCAR, Inc. (o)	1,542
2	Parker-Hannifin Corp. (o)	318
3	Pentair plc, (United Kingdom)	163
6	Snap-on, Inc.	1,013
14	Stanley Black & Decker, Inc.	1,620

		6,446

	Road & Rail — 1.5%
8	Canadian Pacific Railway Ltd., (Canada)	1,210
35	Union Pacific Corp. (o)	3,592

		4,802

	Total Industrials	31,841

	Information Technology — 20.7%
	Communications Equipment — 0.4%
39	Cisco Systems, Inc.	1,174

	Electronic Equipment, Instruments & Components — 0.6%
28	TE Connectivity Ltd.	1,964

	Internet Software & Services — 4.7%
6	Alphabet, Inc., Class A (a) (o)	4,741
6	Alphabet, Inc., Class C (a) (o)	4,655
51	Facebook, Inc., Class A (a) (o)	5,856

		15,252

	IT Services — 3.5%
36	Accenture plc, Class A	4,180
8	Cognizant Technology Solutions Corp., Class A (a) (o)	439
20	Fidelity National Information Services, Inc.	1,526
3	International Business Machines Corp.	510
5	Mastercard, Inc., Class A	465
18	PayPal Holdings, Inc. (a)	728
4	Vantiv, Inc., Class A (a)	253
37	Visa, Inc., Class A	2,880
6	WEX, Inc. (a)	646

		11,627

	Semiconductors & Semiconductor Equipment — 3.5%
31	Analog Devices, Inc.	2,244
9	Applied Materials, Inc.	301
21	Broadcom Ltd., (Singapore)	3,660
3	KLA-Tencor Corp.	200
14	Lam Research Corp.	1,431
3	NVIDIA Corp.	343
4	NXP Semiconductors NV, (Netherlands) (a)	436
27	ON Semiconductor Corp. (a)	341

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures and Options contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
33	Texas Instruments, Inc.	2,390

		11,346

	Software — 4.2%
30	Adobe Systems, Inc. (a)	3,114
161	Microsoft Corp. (o)	9,979
11	Oracle Corp. (o)	431
5	Workday, Inc., Class A (a)	363

		13,887

	Technology Hardware, Storage & Peripherals — 3.8%
90	Apple, Inc. (o)	10,382
29	Hewlett Packard Enterprise Co.	662
85	HP, Inc.	1,260

		12,304

	Total Information Technology	67,554

	Materials — 2.8%
	Chemicals — 2.0%
19	Dow Chemical Co. (The)	1,063
23	Eastman Chemical Co.	1,715
33	EI du Pont de Nemours & Co.	2,386
2	Monsanto Co.	226
42	Mosaic Co. (The) (o)	1,244

		6,634

	Construction Materials — 0.2%
2	Martin Marietta Materials, Inc. (o)	431

	Containers & Packaging — 0.5%
12	Crown Holdings, Inc. (a)	623
10	Sealed Air Corp.	458
12	WestRock Co.	627

		1,708

	Metals & Mining — 0.1%
8	Newmont Mining Corp.	274
3	United States Steel Corp.	99

		373

	Total Materials	9,146

	Real Estate — 2.3%
	Equity Real Estate Investment Trusts (REITs) — 2.3%
1	American Tower Corp.	147
7	AvalonBay Communities, Inc.	1,327
7	Brixmor Property Group, Inc.	180
1	Camden Property Trust	99
2	Equinix, Inc.	777
1	Essex Property Trust, Inc.	306

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
16	HCP, Inc.	488
25	Kimco Realty Corp.	626
8	Liberty Property Trust	329
1	Macerich Co. (The)	65
16	Prologis, Inc.	860
1	Public Storage	313
4	Regency Centers Corp.	246
6	Simon Property Group, Inc. (o)	1,014
4	SL Green Realty Corp.	454
13	Spirit Realty Capital, Inc.	142
14	STORE Capital Corp.	334

	Total Real Estate	7,707

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
84	AT&T, Inc.	3,582
9	CenturyLink, Inc.	204
32	Verizon Communications, Inc.	1,695

		5,481

	Wireless Telecommunication Services — 0.0% (g)
3	T-Mobile US, Inc. (a)	185

	Total Telecommunication Services	5,666

	Utilities — 3.0%
	Electric Utilities — 2.3%
21	Edison International	1,534
7	FirstEnergy Corp.	208
20	NextEra Energy, Inc.	2,429
29	PG&E Corp.	1,778
7	Pinnacle West Capital Corp.	561
28	Xcel Energy, Inc.	1,121

		7,631

	Multi-Utilities — 0.7%
24	Ameren Corp.	1,270
25	CMS Energy Corp.	1,020

		2,290

	Total Utilities	9,921

	Total Common Stocks (Cost $274,484)	317,365

NUMBER OF CONTRACTS
Option Purchased — 1.3%
	Put Option Purchased — 1.3%
1,452	S&P 500 Index, expiring 03/31/17 at $2,115.00, European Style (Cost $4,360)	4,320

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 2.7%
	U.S. Treasury Obligation — 0.0% (g)
80	U.S. Treasury Bill, 0.456%, 03/30/17 (k) (n)	80

	Investment Company — 2.7%
8,687	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l)	8,687

	Total Short-Term Investments (Cost $8,768)	8,767

	Total Investments — 101.1% (Cost $287,612)	330,452
	Liabilities in Excess of Other Assets — (1.1)%	(3,514)

	NET ASSETS — 100.0%	$326,938

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
81	E-mini S&P 500	03/17/17	USD	$9,057	$(65)

OPTIONS WRITTEN

Call Option Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $3,597)	$2,305.000	3/31/17	1,452	$(3,565)

Put Option Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $678)	$1,775.000	3/31/17	1,452	$(646)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.3%
	Consumer Discretionary — 21.2%
	Automobiles — 0.6%
361	Tesla Motors, Inc. (a)	77,206

	Hotels, Restaurants & Leisure — 1.3%
1,272	Las Vegas Sands Corp.	67,959
1,547	Starbucks Corp.	85,872

		153,831

	Household Durables — 0.8%
2,157	Newell Brands, Inc.	96,328

	Internet & Direct Marketing Retail — 8.1%
819	Amazon.com, Inc. (a)	614,248
1,483	Netflix, Inc. (a)	183,633
113	Priceline Group, Inc. (The) (a)	165,518

		963,399

	Media — 3.0%
5,189	Comcast Corp., Class A	358,293

	Specialty Retail — 7.4%
3,332	Home Depot, Inc. (The)	446,795
2,301	Ross Stores, Inc.	150,926
1,148	Ulta Salon Cosmetics & Fragrance, Inc. (a)	292,671

		890,392

	Total Consumer Discretionary	2,539,449

	Consumer Staples — 4.1%
	Beverages — 2.1%
668	Constellation Brands, Inc., Class A	102,426
3,299	Monster Beverage Corp. (a)	146,291

		248,717

	Food & Staples Retailing — 0.9%
1,507	Wal-Mart Stores, Inc.	104,192

	Tobacco — 1.1%
2,365	Reynolds American, Inc.	132,529

	Total Consumer Staples	485,438

	Energy — 1.0%
	Oil, Gas & Consumable Fuels — 1.0%
655	Pioneer Natural Resources Co.	117,946

	Financials — 6.1%
	Capital Markets — 6.1%
7,595	Charles Schwab Corp. (The)	299,782
2,743	Intercontinental Exchange, Inc.	154,771
896	Moody’s Corp.	84,438
1,424	Morgan Stanley	60,181
1,222	S&P Global, Inc.	131,414

	Total Financials	730,586

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 12.7%
	Biotechnology — 3.4%
474	Celgene Corp. (a)	54,877
2,648	Gilead Sciences, Inc.	189,638
328	Incyte Corp. (a)	32,889
210	Regeneron Pharmaceuticals, Inc. (a)	76,979
686	Vertex Pharmaceuticals, Inc. (a)	50,515

		404,898

	Health Care Equipment & Supplies — 5.4%
1,053	Becton Dickinson and Co.	174,258
8,543	Boston Scientific Corp. (a)	184,789
453	Intuitive Surgical, Inc. (a)	287,279

		646,326

	Health Care Providers & Services — 1.4%
244	Humana, Inc.	49,783
710	UnitedHealth Group, Inc.	113,645

		163,428

	Life Sciences Tools & Services — 1.9%
698	Illumina, Inc. (a)	89,346
997	Thermo Fisher Scientific, Inc.	140,671

		230,017

	Pharmaceuticals — 0.6%
598	Johnson & Johnson	68,861

	Total Health Care	1,513,530

	Industrials — 8.2%
	Aerospace & Defense — 1.2%
601	Northrop Grumman Corp.	139,850

	Air Freight & Logistics — 0.0% (g)
5	FedEx Corp.	931

	Airlines — 3.6%
6,691	Delta Air Lines, Inc.	329,140
1,989	Southwest Airlines Co.	99,142

		428,282

	Electrical Equipment — 1.0%
545	Acuity Brands, Inc.	125,772

	Industrial Conglomerates — 2.4%
1,371	Honeywell International, Inc.	158,842
700	Roper Technologies, Inc.	128,138

		286,980

	Total Industrials	981,815

	Information Technology — 41.1%
	Electronic Equipment, Instruments & Components — 0.4%
672	Amphenol Corp., Class A	45,138

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — 10.2%
924	Alphabet, Inc., Class C (a)	713,441
3,156	Facebook, Inc., Class A (a)	363,052
525	MercadoLibre, Inc., (Argentina)	82,020
777	VeriSign, Inc. (a)	59,122

		1,217,635

	IT Services — 8.9%
1,025	Accenture plc, Class A	120,000
470	Cognizant Technology Solutions Corp., Class A (a)	26,323
3,904	Mastercard, Inc., Class A	403,129
2,760	PayPal Holdings, Inc. (a)	108,925
3,168	Vantiv, Inc., Class A (a)	188,882
2,817	Visa, Inc., Class A	219,759

		1,067,018

	Semiconductors & Semiconductor Equipment — 7.9%
5,007	Applied Materials, Inc.	161,563
1,464	Broadcom Ltd., (Singapore)	258,703
4,140	NVIDIA Corp.	441,904
851	NXP Semiconductors NV, (Netherlands) (a)	83,377

		945,547

	Software — 10.3%
5,374	Activision Blizzard, Inc.	194,059
2,238	Adobe Systems, Inc. (a)	230,402
2,051	Electronic Arts, Inc. (a)	161,552
5,434	Microsoft Corp.	337,656
1,256	salesforce.com, Inc. (a)	85,958
2,447	ServiceNow, Inc. (a)	181,903
769	Splunk, Inc. (a)	39,314

		1,230,844

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 3.4%
3,481	Apple, Inc.	403,215

	Total Information Technology	4,909,397

	Materials — 4.3%
	Chemicals — 2.7%
1,193	Ecolab, Inc.	139,809
476	LyondellBasell Industries NV, Class A	40,857
509	Sherwin-Williams Co. (The)	136,681

		317,347

	Construction Materials — 1.6%
1,540	Vulcan Materials Co.	192,681

	Total Materials	510,028

	Real Estate — 0.6%
	Equity Real Estate Investment Trusts (REITs) — 0.6%
221	Equinix, Inc.	78,988

	Total Common Stocks (Cost $8,222,354)	11,867,177

Short-Term Investment — 1.0%
	Investment Company — 1.0%
119,519	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $119,519)	119,519

	Total Investments — 100.3% (Cost $8,341,873)	11,986,696
	Liabilities in Excess of Other Assets — (0.3)%	(37,920)

	NET ASSETS — 100.0%	$11,948,776

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.5%
	Consumer Discretionary — 22.2%
	Auto Components — 2.7%
127	BorgWarner, Inc.	5,021
90	Delphi Automotive plc	6,061
90	Goodyear Tire & Rubber Co. (The)	2,763
118	Magna International, Inc., (Canada)	5,104
53	Tenneco, Inc. (a)	3,298

		22,247

	Automobiles — 3.8%
899	General Motors Co.	31,322

	Hotels, Restaurants & Leisure — 5.1%
329	Arcos Dorados Holdings, Inc., (Uruguay), Class A (a)	1,777
147	Bloomin’ Brands, Inc.	2,645
200	Carnival Corp.	10,417
47	DineEquity, Inc.	3,604
284	Royal Caribbean Cruises Ltd.	23,299

		41,742

	Household Durables — 4.6%
114	CalAtlantic Group, Inc.	3,877
217	DR Horton, Inc.	5,939
57	MDC Holdings, Inc.	1,472
41	Mohawk Industries, Inc. (a)	8,207
99	PulteGroup, Inc.	1,827
406	Toll Brothers, Inc. (a)	12,577
18	Whirlpool Corp.	3,290

		37,189

	Leisure Products — 1.4%
203	Brunswick Corp.	11,055

	Media — 4.1%
14	Charter Communications, Inc., Class A (a)	3,890
56	Comcast Corp., Class A	3,860
342	DISH Network Corp., Class A (a)	19,801
103	Twenty-First Century Fox, Inc., Class A	2,899
27	Walt Disney Co. (The)	2,772

		33,222

	Specialty Retail — 0.5%
54	Lowe’s Cos., Inc.	3,819

	Total Consumer Discretionary	180,596

	Consumer Staples — 3.3%
	Beverages — 0.9%
75	Molson Coors Brewing Co., Class B	7,328

	Food & Staples Retailing — 2.4%
333	Kroger Co. (The)	11,488

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
94	Walgreens Boots Alliance, Inc.	7,763

		19,251

	Total Consumer Staples	26,579

	Energy — 12.4%
	Energy Equipment & Services — 1.0%
95	Schlumberger Ltd.	7,942

	Oil, Gas & Consumable Fuels — 11.4%
208	Cabot Oil & Gas Corp.	4,866
81	Chevron Corp.	9,569
150	ConocoPhillips	7,531
69	Diamondback Energy, Inc. (a)	6,963
88	EOG Resources, Inc.	8,937
84	EQT Corp.	5,500
86	Marathon Petroleum Corp.	4,310
128	Occidental Petroleum Corp.	9,132
71	Pioneer Natural Resources Co.	12,713
251	Suncor Energy, Inc., (Canada)	8,199
37	Tesoro Corp.	3,227
176	Valero Energy Corp.	12,017

		92,964

	Total Energy	100,906

	Financials — 30.7%
	Banks — 16.8%
965	Bank of America Corp.	21,329
85	BB&T Corp.	4,015
626	Citigroup, Inc.	37,199
114	East West Bancorp, Inc.	5,805
302	Huntington Bancshares, Inc.	3,998
542	ING Groep NV, (Netherlands), ADR	7,642
879	KeyCorp	16,055
336	Regions Financial Corp.	4,826
19	SVB Financial Group (a)	3,176
588	Wells Fargo & Co.	32,425

		136,470

	Capital Markets — 3.7%
34	Ameriprise Financial, Inc.	3,717
237	Charles Schwab Corp. (The)	9,358
40	Goldman Sachs Group, Inc. (The)	9,506
188	Morgan Stanley	7,926

		30,507

	Consumer Finance — 3.0%
154	Ally Financial, Inc.	2,927
97	Capital One Financial Corp.	8,488

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Consumer Finance — continued
73	LendingClub Corp. (a)	384
337	Synchrony Financial	12,227

		24,026

	Diversified Financial Services — 1.4%
68	Berkshire Hathaway, Inc., Class B (a)	11,148

	Insurance — 5.2%
120	American International Group, Inc.	7,824
68	Arthur J Gallagher & Co.	3,528
134	Hartford Financial Services Group, Inc. (The)	6,395
84	Lincoln National Corp.	5,573
211	MetLife, Inc.	11,383
76	Prudential Financial, Inc.	7,940

		42,643

	Thrifts & Mortgage Finance — 0.6%
100	BofI Holding, Inc. (a)	2,852
198	MGIC Investment Corp. (a)	2,020

		4,872

	Total Financials	249,666

	Health Care — 8.5%
	Biotechnology — 1.6%
25	Alexion Pharmaceuticals, Inc. (a)	3,071
105	Gilead Sciences, Inc.	7,526
33	Vertex Pharmaceuticals, Inc. (a)	2,402

		12,999

	Health Care Equipment & Supplies — 0.5%
41	Zimmer Biomet Holdings, Inc.	4,210

	Health Care Providers & Services — 3.0%
101	Aetna, Inc.	12,525
49	Anthem, Inc.	6,973
24	Humana, Inc.	4,815

		24,313

	Pharmaceuticals — 3.4%
30	Allergan plc (a)	6,321
660	Pfizer, Inc.	21,434

		27,755

	Total Health Care	69,277

	Industrials — 7.3%
	Aerospace & Defense — 2.0%
47	General Dynamics Corp.	8,063
168	Textron, Inc.	8,163

		16,226

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 4.7%
123	Delta Air Lines, Inc.	6,045
388	Southwest Airlines Co.	19,313
157	Spirit Airlines, Inc. (a)	9,090
55	United Continental Holdings, Inc. (a)	3,972

		38,420

	Building Products — 0.3%
79	USG Corp. (a)	2,270

	Machinery — 0.3%
32	Ingersoll-Rand plc	2,402

	Total Industrials	59,318

	Information Technology — 6.1%
	Electronic Equipment, Instruments & Components — 0.5%
54	TE Connectivity Ltd.	3,707

	Internet Software & Services — 0.3%
93	eBay, Inc. (a)	2,758

	IT Services — 1.1%
54	International Business Machines Corp.	8,963

	Semiconductors & Semiconductor Equipment — 2.8%
32	Analog Devices, Inc.	2,353
94	Broadcom Ltd., (Singapore)	16,555
39	Lam Research Corp.	4,102

		23,010

	Software — 0.5%
62	Microsoft Corp.	3,853

	Technology Hardware, Storage & Peripherals — 0.9%
107	Western Digital Corp.	7,291

	Total Information Technology	49,582

	Materials — 3.2%
	Chemicals — 2.4%
72	Dow Chemical Co. (The)	4,108
101	Eastman Chemical Co.	7,619
97	Methanex Corp., (Canada)	4,236
60	Westlake Chemical Corp.	3,348

		19,311

	Metals & Mining — 0.8%
55	Reliance Steel & Aluminum Co.	4,335
68	United States Steel Corp.	2,235

		6,570

	Total Materials	25,881

	Real Estate — 1.0%
	Equity Real Estate Investment Trusts (REITs) — 1.0%
21	AvalonBay Communities, Inc.	3,791

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
175	Brixmor Property Group, Inc.	4,278

	Total Real Estate	8,069

	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.3%
438	AT&T, Inc.	18,632

	Wireless Telecommunication Services — 0.5%
71	T-Mobile US, Inc. (a)	4,074

	Total Telecommunication Services	22,706

	Total Common Stocks (Cost $645,699)	792,580

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
36	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.7%
	Investment Company — 2.7%
22,367	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $22,367)	22,367

	Total Investments — 100.2% (Cost $668,066)	814,947
	Liabilities in Excess of Other Assets — (0.2)%	(1,263)

	NET ASSETS — 100.0%	$813,684

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.6%
	Consumer Discretionary — 13.6%
	Auto Components — 0.5%
862	Delphi Automotive plc	58,070

	Automobiles — 0.9%
3,078	General Motors Co.	107,241

	Hotels, Restaurants & Leisure — 1.2%
194	Carnival Corp.	10,098
534	Royal Caribbean Cruises Ltd.	43,846
1,620	Starbucks Corp.	89,953
47	Yum! Brands, Inc.	2,986

		146,883

	Household Durables — 0.6%
526	DR Horton, Inc.	14,362
44	Harman International Industries, Inc.	4,943
99	Mohawk Industries, Inc. (a)	19,751
601	PulteGroup, Inc.	11,049
653	Toll Brothers, Inc. (a)	20,255
64	Whirlpool Corp.	11,586

		81,946

	Internet & Direct Marketing Retail — 1.7%
288	Amazon.com, Inc. (a)	216,303

	Media — 5.0%
336	Charter Communications, Inc., Class A (a)	96,827
1,834	Comcast Corp., Class A	126,669
1,480	DISH Network Corp., Class A (a)	85,759
527	Time Warner, Inc.	50,832
175	Time, Inc.	3,132
1,186	Twenty-First Century Fox, Inc., Class A	33,244
469	Twenty-First Century Fox, Inc., Class B	12,792
1,982	Walt Disney Co. (The)	206,524

		615,779

	Specialty Retail — 3.7%
1,401	Home Depot, Inc. (The)	187,795
1,494	Lowe’s Cos., Inc.	106,251
96	O’Reilly Automotive, Inc. (a)	26,651
1,839	TJX Cos., Inc. (The)	138,186

		458,883

	Total Consumer Discretionary	1,685,105

	Consumer Staples — 6.9%
	Beverages — 3.1%
291	Constellation Brands, Inc., Class A	44,636
1,122	Molson Coors Brewing Co., Class B	109,134
2,199	PepsiCo, Inc.	230,046

		383,816

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.7%
296	Costco Wholesale Corp.	47,466
2,885	Kroger Co. (The)	99,545
696	Walgreens Boots Alliance, Inc.	57,581

		204,592

	Food Products — 1.4%
373	Kraft Heinz Co. (The)	32,567
3,179	Mondelez International, Inc., Class A	140,931

		173,498

	Household Products — 0.4%
177	Kimberly-Clark Corp.	20,194
375	Procter & Gamble Co. (The)	31,545

		51,739

	Tobacco — 0.3%
103	Philip Morris International, Inc.	9,414
441	Reynolds American, Inc.	24,707

		34,121

	Total Consumer Staples	847,766

	Energy — 7.9%
	Energy Equipment & Services — 0.6%
876	Schlumberger Ltd.	73,556

	Oil, Gas & Consumable Fuels — 7.3%
960	Anadarko Petroleum Corp.	66,908
404	Apache Corp.	25,617
276	Cabot Oil & Gas Corp.	6,441
819	Cheniere Energy, Inc. (a)	33,918
183	Chevron Corp.	21,587
506	Concho Resources, Inc. (a)	67,075
661	Diamondback Energy, Inc. (a)	66,805
142	Energen Corp. (a)	8,195
2,014	EOG Resources, Inc.	203,656
1,128	EQT Corp.	73,791
1,142	Occidental Petroleum Corp.	81,348
951	Pioneer Natural Resources Co.	171,334
62	Range Resources Corp.	2,144
222	RSP Permian, Inc. (a)	9,906
208	Southwestern Energy Co. (a)	2,254
1,246	TransCanada Corp., (Canada)	56,279

		897,258

	Total Energy	970,814

	Financials — 16.9%
	Banks — 7.1%
7,265	Bank of America Corp.	160,567
783	BB&T Corp.	36,813

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Banks — continued
3,710	Citigroup, Inc.	220,510
173	East West Bancorp, Inc.	8,798
1,437	Huntington Bancshares, Inc.	19,002
5,722	KeyCorp	104,546
1,598	Regions Financial Corp.	22,951
1,369	SunTrust Banks, Inc.	75,102
173	SVB Financial Group (a)	29,722
3,234	Wells Fargo & Co.	178,205
307	Zions Bancorp	13,201

		869,417

	Capital Markets — 4.0%
80	Ameriprise Financial, Inc.	8,850
826	Bank of New York Mellon Corp. (The)	39,139
37	BlackRock, Inc.	13,955
2,017	Charles Schwab Corp. (The)	79,612
389	Goldman Sachs Group, Inc. (The)	93,208
1,877	Intercontinental Exchange, Inc.	105,922
3,642	Morgan Stanley	153,888

		494,574

	Consumer Finance — 1.0%
676	Capital One Financial Corp.	59,004
928	Discover Financial Services	66,927
60	Synchrony Financial	2,158

		128,089

	Insurance — 4.8%
288	American International Group, Inc.	18,808
1,463	Arthur J Gallagher & Co.	76,010
1,456	Chubb Ltd.	192,322
41	Everest Re Group Ltd.	8,839
2,017	Hartford Financial Services Group, Inc. (The)	96,102
317	Marsh & McLennan Cos., Inc.	21,405
2,764	MetLife, Inc.	148,964
263	Prudential Financial, Inc.	27,336
119	XL Group Ltd., (Ireland)	4,452

		594,238

	Total Financials	2,086,318

	Health Care — 14.0%
	Biotechnology — 2.3%
88	Alexion Pharmaceuticals, Inc. (a)	10,724
300	Biogen, Inc. (a)	85,089
372	BioMarin Pharmaceutical, Inc. (a)	30,809
605	Celgene Corp. (a)	70,082
343	Gilead Sciences, Inc.	24,563

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
12	Incyte Corp. (a)	1,251
951	Vertex Pharmaceuticals, Inc. (a)	70,058

		292,576

	Health Care Equipment & Supplies — 1.4%
968	Abbott Laboratories	37,167
6,167	Boston Scientific Corp. (a)	133,402

		170,569

	Health Care Providers & Services — 3.6%
656	Aetna, Inc.	81,389
163	Humana, Inc.	33,222
2,056	UnitedHealth Group, Inc.	329,108

		443,719

	Life Sciences Tools & Services — 0.6%
1,064	Agilent Technologies, Inc.	48,477
188	Illumina, Inc. (a)	24,116

		72,593

	Pharmaceuticals — 6.1%
570	Allergan plc (a)	119,678
2,202	Bristol-Myers Squibb Co.	128,672
1,783	Eli Lilly & Co.	131,165
1,730	Merck & Co., Inc.	101,835
8,470	Pfizer, Inc.	275,103

		756,453

	Total Health Care	1,735,910

	Industrials — 11.1%
	Aerospace & Defense — 1.7%
337	General Dynamics Corp.	58,239
188	L-3 Communications Holdings, Inc.	28,648
539	Northrop Grumman Corp.	125,268

		212,155

	Airlines — 1.3%
1,413	Delta Air Lines, Inc.	69,498
58	Spirit Airlines, Inc. (a)	3,379
1,229	United Continental Holdings, Inc. (a)	89,583

		162,460

	Building Products — 1.0%
712	Allegion plc	45,575
119	Johnson Controls International plc	4,905
47	Lennox International, Inc.	7,138
1,962	Masco Corp.	62,052

		119,670

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — 0.1%
98	Waste Connections, Inc., (Canada)	7,717

	Electrical Equipment — 0.2%
333	Eaton Corp. plc	22,337

	Industrial Conglomerates — 3.7%
8,787	General Electric Co.	277,682
1,514	Honeywell International, Inc.	175,449

		453,131

	Machinery — 1.9%
490	Ingersoll-Rand plc	36,755
539	PACCAR, Inc.	34,457
132	Snap-on, Inc.	22,686
1,277	Stanley Black & Decker, Inc.	146,496

		240,394

	Road & Rail — 1.2%
383	Canadian Pacific Railway Ltd., (Canada)	54,695
125	Norfolk Southern Corp.	13,499
776	Union Pacific Corp.	80,440

		148,634

	Total Industrials	1,366,498

	Information Technology — 22.4%
	Electronic Equipment, Instruments & Components — 0.2%
422	TE Connectivity Ltd.	29,259

	Internet Software & Services — 5.7%
342	Alphabet, Inc., Class A (a)	271,297
325	Alphabet, Inc., Class C (a)	251,001
1,526	Facebook, Inc., Class A (a)	175,604

		697,902

	IT Services — 3.8%
1,181	Accenture plc, Class A	138,383
926	Fidelity National Information Services, Inc.	70,043
211	International Business Machines Corp.	35,024
320	Mastercard, Inc., Class A	33,015
165	PayPal Holdings, Inc. (a)	6,502
2,242	Visa, Inc., Class A	174,883
83	WEX, Inc. (a)	9,294

		467,144

	Semiconductors & Semiconductor Equipment — 5.2%
1,544	Analog Devices, Inc.	112,137
1,003	Applied Materials, Inc.	32,362
1,325	Broadcom Ltd., (Singapore)	234,134
193	Lam Research Corp.	20,413
236	NVIDIA Corp.	25,197

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
86	NXP Semiconductors NV, (Netherlands) (a)	8,425
1,582	ON Semiconductor Corp. (a)	20,185
204	QUALCOMM, Inc.	13,325
2,376	Texas Instruments, Inc.	173,375

		639,553

	Software — 4.2%
942	Adobe Systems, Inc. (a)	96,929
6,307	Microsoft Corp.	391,940
465	Workday, Inc., Class A (a)	30,754

		519,623

	Technology Hardware, Storage & Peripherals — 3.3%
3,219	Apple, Inc.	372,788
2,515	HP, Inc.	37,326

		410,114

	Total Information Technology	2,763,595

	Materials — 2.5%
	Chemicals — 1.5%
329	CF Industries Holdings, Inc.	10,343
94	Dow Chemical Co. (The)	5,397
838	Eastman Chemical Co.	63,001
1,022	EI du Pont de Nemours & Co.	74,980
1,000	Mosaic Co. (The)	29,324
28	PPG Industries, Inc.	2,686

		185,731

	Construction Materials — 0.3%
59	Martin Marietta Materials, Inc.	13,166
158	Vulcan Materials Co.	19,776

		32,942

	Containers & Packaging — 0.6%
705	Crown Holdings, Inc. (a)	37,051
812	WestRock Co.	41,214

		78,265

	Metals & Mining — 0.1%
112	Alcoa Corp.	3,159
41	Nucor Corp.	2,422
138	United States Steel Corp.	4,556

		10,137

	Total Materials	307,075

	Real Estate — 0.7%
	Equity Real Estate Investment Trusts (REITs) — 0.7%
202	AvalonBay Communities, Inc.	35,783
745	Kimco Realty Corp.	18,745

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
580	Prologis, Inc.	30,606

	Total Real Estate	85,134

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.9%
2,634	AT&T, Inc.	112,034

	Wireless Telecommunication Services — 0.2%
466	T-Mobile US, Inc. (a)	26,778

	Total Telecommunication Services	138,812

	Utilities — 2.5%
	Electric Utilities — 2.2%
1,015	Edison International	73,086
668	NextEra Energy, Inc.	79,778
1,179	PG&E Corp.	71,629
99	Pinnacle West Capital Corp.	7,703
1,009	Xcel Energy, Inc.	41,083

		273,279

	Multi-Utilities — 0.3%
386	Ameren Corp.	20,259
487	CMS Energy Corp.	20,273

		40,532

	Total Utilities	313,811

	Total Common Stocks (Cost $8,897,252)	12,300,838

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
24	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—	(h)

SHARES
Short-Term Investment — 0.8%
	Investment Company — 0.8%
96,084	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $96,084)	96,084

	Total Investments — 100.4% (Cost $8,993,336)	12,396,922
	Liabilities in Excess of Other Assets — (0.4)%	(52,253)

	NET ASSETS — 100.0%	$12,344,669

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
310	E-mini S&P 500	03/17/17	USD	$34,661	$(214)

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

ADR	— American Depositary Receipt
USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.

(h)	— Amount rounds to less than 500.
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.
(o)	— All or a portion of the security is segregated for options written.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$7,639,657	$335,141	$135,460
Investments in affiliates, at value	191,979	2,597	12,832

Total investment securities, at value	7,831,636	337,738	148,292
Receivables:
Investment securities sold	1,362	2,971	964
Fund shares sold	6,924	931	909
Dividends from non-affiliates	9,116	62	53
Dividends from affiliates	57	1	3

Total Assets	7,849,095	341,703	150,221

Liabilities:
Payables:
Investment securities purchased	1,040	—	3,611
Fund shares redeemed	71,198	353	16
Variation margin on futures contracts	805	—	—
Accrued liabilities:
Investment advisory fees	1,212	158	35
Administration fees	275	13	—
Distribution fees	98	18	2
Shareholder servicing fees	69	21	30
Custodian and accounting fees	41	4	6
Trustees’ and chief compliance officer’s fees	42	1	—	(a)
Transfer agency fees	30	7	2
Sub-transfer agency fees	513	32	1
Other	138	17	15

Total Liabilities	75,461	624	3,718

Net Assets	$7,773,634	$341,079	$146,503

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
NET ASSETS:
Paid-in-Capital	$7,037,880	$263,810	$123,826
Accumulated undistributed (distributions in excess of) net investment income	8,024	421	(44)
Accumulated net realized gains (losses)	(494,969)	(1,295)	(522)
Net unrealized appreciation (depreciation)	1,222,699	78,143	23,243

Total Net Assets	$7,773,634	$341,079	$146,503

Net Assets:
Class A	$446,765	$48,570	$2,306
Class C	—	11,912	2,169
Class L (formerly Institutional Class)	808,633	—	—
Class R5	—	225,834	—
Class R6	6,271,906	—	—
Select Class	246,330	54,763	142,028

Total	$7,773,634	$341,079	$146,503

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	19,043	1,893	88
Class C	—	486	85
Class L (formerly Institutional Class)	34,230	—	—
Class R5	—	8,444	—
Class R6	265,430	—	—
Select Class	10,412	2,086	5,376

Net Asset Value (a):
Class A — Redemption price per share	$23.46	$25.65	$26.23
Class C — Offering price per share (b)	—	24.48	25.56
Class L (formerly Institutional Class) — Offering and redemption price per share	23.62	—	—
Class R5 — Offering and redemption price per share	—	26.75	—
Class R6 — Offering and redemption price per share	23.63	—	—
Select Class — Offering and redemption price per share	23.66	26.26	26.42
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.76	$27.07	$27.68

Cost of investments in non-affiliates	$6,416,288	$256,998	$112,217
Cost of investments in affiliates	191,979	2,597	12,832

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Equity Income Fund		Growth and Income Fund	Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$13,572,174		$520,815	$321,765
Investments in affiliates, at value	183,286		7,022	8,687

Total investment securities, at value	13,755,460		527,837	330,452
Cash	226		—	19
Deposits at broker for futures contracts	—		—	335
Receivables:
Investment securities sold	—		—	4,320
Fund shares sold	39,542		3,373	1,097
Dividends from non-affiliates	31,264		582	378
Dividends from affiliates	68		3	2

Total Assets	13,826,560		531,795	336,603

LIABILITIES:
Payables:
Investment securities purchased	—		—	4,962
Fund shares redeemed	28,203		343	172
Variation margin on futures contracts	—		—	37
Outstanding options written, at fair value	—		—	4,211
Accrued liabilities:
Investment advisory fees	4,631		177	49
Administration fees	949		36	10
Distribution fees	1,689		114	23
Shareholder servicing fees	1,898		83	49
Custodian and accounting fees	28		7	16
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	2
Transfer agency fees	67		64	3
Sub-transfer agency fees	1,609		63	53
Other	202		49	78

Total Liabilities	39,276		936	9,665

Net Assets	$13,787,284		$530,859	$326,938

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$10,945,795	$361,741	$304,854
Accumulated undistributed (distributions in excess of) net investment income	(11,489)	(134)	231
Accumulated net realized gains (losses)	(2,958)	3,313	(20,986)
Net unrealized appreciation (depreciation)	2,855,936	165,939	42,839

Total Net Assets	$13,787,284	$530,859	$326,938

Net Assets:
Class A	$3,575,103	$454,501	$73,655
Class C	1,404,284	27,931	12,011
Class R2	84,069	22	—
Class R3	21	—	—
Class R4	22	—	—
Class R5	936,578	30	29
Class R6	2,386,869	1,833	91
Select Class	5,400,338	46,542	241,152

Total	$13,787,284	$530,859	$326,938

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	239,007	10,048	4,259
Class C	95,417	680	697
Class R2	5,639	1	—
Class R3	1	—	—
Class R4	1	—	—
Class R5	61,614	— (a)	2
Class R6	157,116	38	5
Select Class	355,407	980	13,916

Net Asset Value (b):
Class A — Redemption price per share	$14.96	$45.23	$17.29
Class C — Offering price per share (c)	14.72	41.10	17.23
Class R2 — Offering and redemption price per share	14.91	45.44	—
Class R3 — Offering and redemption price per share	14.96	—	—
Class R4 — Offering and redemption price per share	15.20	—	—
Class R5 — Offering and redemption price per share	15.20	47.77	17.35
Class R6 — Offering and redemption price per share	15.19	47.77	17.35
Select Class — Offering and redemption price per share	15.19	47.49	17.33
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.79	$47.74	$18.25

Cost of investments in non-affiliates	$10,716,238	$354,876	$278,925
Cost of investments in affiliates	183,286	7,022	8,687
Premiums received from options written	—	—	4,275

(a)	Amount rounds to less than 500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$11,867,177	$792,580	$12,300,838
Investments in affiliates, at value	119,519	22,367	96,084

Total investment securities, at value	11,986,696	814,947	12,396,922
Cash	15	21	54
Deposits at broker for futures contracts	—	—	2,595
Receivables:
Investment securities sold	25,553	913	24,183
Fund shares sold	15,906	2,881	14,913
Dividends from non-affiliates	4,687	689	15,037
Dividends from affiliates	25	4	28

Total Assets	12,032,882	819,455	12,453,732

LIABILITIES:
Payables:
Investment securities purchased	11,382	—	26,577
Fund shares redeemed	60,834	5,286	73,940
Variation margin on futures contracts	—	—	179
Accrued liabilities:
Investment advisory fees	5,183	275	4,203
Administration fees	848	56	862
Distribution fees	1,156	44	604
Shareholder servicing fees	746	18	311
Custodian and accounting fees	67	13	53
Trustees’ and Chief Compliance Officer’s fees	—	2	66
Transfer agency fees	135	25	100
Sub-transfer agency fees	2,989	19	1,616
Other	766	33	399

Total Liabilities	84,106	5,771	108,910

Net Assets	$11,948,776	$813,684	$12,344,822

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$7,667,293	$651,568	$9,036,601
Accumulated undistributed (distributions in excess of) net investment income	1,609	(128)	448
Accumulated net realized gains (losses)	635,051	15,363	(95,599)
Net unrealized appreciation (depreciation)	3,644,823	146,881	3,403,372

Total Net Assets	$11,948,776	$813,684	$12,344,822

Net Assets:
Class A	$3,504,003	$136,975	$1,413,179
Class C	485,570	24,972	319,680
Class L (formerly Institutional Class)	—	—	3,240,103
Class R2	167,692	4,594	217,214
Class R3	20	—	26
Class R4	21	—	21
Class R5	1,066,458	6,787	841,718
Class R6	3,215,917	592,044	5,218,689
Select Class	3,509,095	48,312	1,094,192

Total	$11,948,776	$813,684	$12,344,822

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	110,894	9,348	97,097
Class C	18,338	1,766	22,565
Class L (formerly Institutional Class)	—	—	221,949
Class R2	5,426	316	15,035
Class R3	1	—	2
Class R4	1	—	2
Class R5	33,108	466	57,633
Class R6	99,396	40,923	356,840
Select Class	110,432	3,347	75,018

Net Asset Value (a):
Class A — Redemption price per share	$31.60	$14.65	$14.55
Class C — Offering price per share (b)	26.48	14.14	14.17
Class L (formerly Institutional Class) — Offering and redemption price per share	—	—	14.60
Class R2 — Offering and redemption price per share	30.90	14.57	14.45
Class R3 — Offering and redemption price per share	31.75	—	14.54
Class R4 — Offering and redemption price per share	31.78	—	14.58
Class R5 — Offering and redemption price per share	32.21	14.55	14.60
Class R6 — Offering and redemption price per share	32.35	14.47	14.62
Select Class — Offering and redemption price per share	31.78	14.43	14.59
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$33.35	$15.46	$15.36

Cost of investments in non-affiliates	$8,222,354	$645,699	$8,897,252
Cost of investments in affiliates	119,519	22,367	96,084

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Focus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$20	$—		$—
Interest income from affiliates	— (a)	—	(a)	—	(a)
Dividend income from non-affiliates	82,958	2,028		807
Dividend income from affiliates	155	11		9

Total investment income	83,133	2,039		816

EXPENSES:
Investment advisory fees	9,766	1,030		438
Administration fees	3,199	141		57
Distribution fees:
Class A	604	66		3
Class C	—	46		5
Shareholder servicing fees:
Class A	604	66		3
Class C	—	16		2
Class L (formerly Institutional Class)	406	—		—
Class R5	—	58		—
Select Class	320	58		168
Custodian and accounting fees	117	15		12
Interest expense to affiliates	—	—	(a)	—	(a)
Professional fees	58	27		21
Trustees’ and Chief Compliance Officer’s fees	43	14		13
Printing and mailing costs	85	12		3
Registration and filing fees	57	31		39
Transfer agency fees (See Note 2.E.)	54	6		2
Sub-transfer agency fees (See Note 2.E.)	769	70		16
Other	67	6		5

Total expenses	16,149	1,662		787

Less fees waived	(2,081)	(191)		(113)
Less expense reimbursements	(75)	—		—

Net expenses	13,993	1,471		674

Net investment income (loss)	69,140	568		142

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	143,840	16,574		2,284
Futures	9,527	—		—

Net realized gain (loss)	153,367	16,574		2,284

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	456,442	8,425		13,051
Futures	(2,122)	—		—

Change in net unrealized appreciation/depreciation	454,320	8,425		13,051

Net realized/unrealized gains (losses)	607,687	24,999		15,335

Change in net assets resulting from operations	$676,827	$25,567		$15,477

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Equity Income Fund		Growth and Income Fund		Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—		$— (b)
Interest income from affiliates	11		—	(b)	1
Dividend income from non-affiliates	170,705		5,819		2,909
Dividend income from affiliates	448		13		9

Total investment income	171,164		5,832		2,919

EXPENSES:
Investment advisory fees	25,808		1,007		344
Administration fees	5,282		206		113
Distribution fees:
Class A	4,353		543		92
Class C	5,078		99		40
Class R2	202		—	(b)	—
Class R3 (a)	—	(b)	—		—
Shareholder servicing fees:
Class A	4,353		543		92
Class C	1,693		33	(b)	13
Class R2	101		—		—
Class R3 (a)	—	(b)	—		—
Class R4 (a)	—	(b)	—		—
Class R5	213		—	(b)	— (b)
Select Class	6,260		53		239
Custodian and accounting fees	161		19		33
Professional fees	112		24		39
Trustees’ and Chief Compliance Officer’s fees	16		13		14
Printing and mailing costs	321		26		12
Registration and filing fees	161		33		76
Transfer agency fees (See Note 2.E.)	180		114		7
Sub-transfer agency fees (See Note 2.E.)	3,668		108		113
Other	121		9		6

Total expenses	58,083		2,830		1,233

Less fees waived	(1,697)		(205)		(278)
Less expense reimbursements	—		—	(b)	— (b)

Net expenses	56,386		2,625		955

Net investment income (loss)	114,778		3,207		1,964

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	96,649		16,436		(6,691)
Futures	—		—		283
Options written	—		—		4,542

Net realized gain (loss)	96,649		16,436		(1,866)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	846,105		35,994		20,443
Futures	—		—		(87)
Options written	—		—		100

Change in net unrealized appreciation/depreciation	846,105		35,994		20,456

Net realized/unrealized gains (losses)	942,754		52,430		18,590

Change in net assets resulting from operations	$1,057,532		$55,637		$20,554

(a)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
INVESTMENT INCOME:
Interest income from affiliates	$4	$—	(b)	$3
Dividend income from non-affiliates	60,062	7,627		108,960
Dividend income from affiliates	204	16		194

Total investment income	60,270	7,643		109,157

EXPENSES:
Investment advisory fees	33,152	1,533		24,817
Administration fees	5,429	314		5,080
Distribution fees:
Class A	4,975	129		1,826
Class C	2,049	72		1,161
Class R2	466	10		531
Class R3 (a)	— (b)	—		—	(b)
Shareholder servicing fees:
Class A	4,975	129		1,826
Class C	683	24		387
Class L (formerly Institutional Class)	—	—		1,695
Class R2	233	5		265
Class R3 (a)	— (b)	—		—	(b)
Class R4 (a)	— (b)	—		—	(b)
Class R5	296	1		224
Select Class	4,960	34		1,378
Custodian and accounting fees	159	27		186
Interest expense to affiliates	1	—	(b)	—
Professional fees	190	26		213
Interest expense to non-affiliates	—	—		70
Trustees’ and Chief Compliance Officer’s fees	14	16		69
Printing and mailing costs	488	9		368
Registration and filing fees	199	36		62
Transfer agency fees (See Note 2.E.)	336	34		181
Sub-transfer agency fees (See Note 2.E.)	5,750	39		3,411
Other	152	8		90

Total expenses	64,507	2,446		43,840

Less fees waived	(5,993)	(128)		(3,848)
Less expense reimbursements	(12)	(1)		(57)

Net expenses	58,502	2,317		39,935

Net investment income (loss)	1,768	5,326		69,222

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,215,091	40,419		658,326
Futures	—	—		5,672

Net realized gain (loss)	1,215,091	40,419		663,998

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(474,172)	103,246		481,475
Futures	—	—		(1,322)

Change in net unrealized appreciation/depreciation	(474,172)	103,246		480,153

Net realized/unrealized gains (losses)	740,919	143,665		1,144,151

Change in net assets resulting from operations	$742,687	$148,991		$1,213,373

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund & U.S. Equity Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$69,140	$131,676	$568	$(821)
Net realized gain (loss)	153,367	(592,021)	16,574	(9,188)
Change in net unrealized appreciation/depreciation	454,320	151,690	8,425	(1,272)

Change in net assets resulting from operations	676,827	(308,655)	25,567	(11,281)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,593)	(5,440)	—	—
From net realized gains	—	(25,328)	(609)	(551)
Class C	—	—	—	—
From net realized gains	—	—	(157)	(123)
Class L (formerly Institutional Class)
From net investment income	(7,528)	(11,148)	—	—
From net realized gains	—	(34,112)	—	—
Class R5
From net realized gains	—	—	(2,695)	(2,408)
Class R6
From net investment income	(61,797)	(97,120)	—	—
From net realized gains	—	(271,746)	—	—
Select Class
From net investment income	(2,215)	(3,481)	—	—
From net realized gains	—	(12,537)	(644)	(615)

Total distributions to shareholders	(75,133)	(460,912)	(4,105)	(3,697)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,049,638)	1,244,730	(9,790)	7,189

NET ASSETS:
Change in net assets	(447,944)	475,163	11,672	(7,789)
Beginning of period	8,221,578	7,746,415	329,407	337,196

End of period	$7,773,634	$8,221,578	$341,079	$329,407

Accumulated undistributed (distributions in excess of) net investment income	$8,024	$14,017	$421	$(147)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$142	$242	$114,778	$209,897
Net realized gain (loss)	2,284	(650)	96,649	15,204
Change in net unrealized appreciation/depreciation	13,051	2,777	846,105	316,575

Change in net assets resulting from operations	15,477	2,369	1,057,532	541,676

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	— (a)	(32,043)	(56,754)
From net realized gains	(25)	(47)	(21,407)	(23,970)
Class C
From net investment income	—	—	(9,868)	(17,909)
From net realized gains	(19)	(26)	(8,532)	(9,204)
Class R2
From net investment income	—	—	(665)	(1,091)
From net realized gains	—	—	(512)	(494)
Class R3 (b)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	— (a)	—
Class R4 (b)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	— (a)	—
Class R5
From net investment income	—	—	(9,854)	(12,835)
From net realized gains	—	—	(5,543)	(4,311)
Class R6
From net investment income	—	—	(24,849)	(31,307)
From net realized gains	—	—	(13,934)	(9,593)
Select Class
From net investment income	(370)	(122)	(50,918)	(89,550)
From net realized gains	(1,646)	(2,128)	(31,653)	(33,863)

Total distributions to shareholders	(2,061)	(2,323)	(209,778)	(290,881)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(6,402)	55,939	873,209	1,562,346

NET ASSETS:
Change in net assets	7,014	55,985	1,720,963	1,813,141
Beginning of period	139,489	83,504	12,066,321	10,253,180

End of period	$146,503	$139,489	$13,787,284	$12,066,321

Accumulated undistributed (distributions in excess of) net investment income	$(44)	$185	$(11,489)	$1,930

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,207	$6,656	$1,964	$3,505
Net realized gain (loss)	16,436	20,039	(1,866)	(16,722)
Change in net unrealized appreciation/depreciation	35,994	(21,834)	20,456	14,782

Change in net assets resulting from operations	55,637	4,861	20,554	1,565

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,084)	(5,532)	(518)	(801)
From net realized gains	(21,085)	(23,586)	—	—
Class C
From net investment income	(151)	(248)	(50)	(53)
From net realized gains	(1,409)	(1,528)	—	—
Class R2
From net investment income	— (a)	— (a)	—	—
From net realized gains	(1)	(1)	—	—
Class R5
From net investment income	— (a)	— (a)	— (a)	— (a)
From net realized gains	(1)	(1)	—	—
Class R6
From net investment income	(8)	— (a)	(1)	(1)
From net realized gains	(1)	(1)	—	—
Select Class
From net investment income	(349)	(547)	(1,640)	(2,096)
From net realized gains	(2,037)	(1,738)	—	—

Total distributions to shareholders	(28,126)	(33,182)	(2,209)	(2,951)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,528	20,822	68,390	38,895

NET ASSETS:
Change in net assets	43,039	(7,499)	86,735	37,509
Beginning of period	487,820	495,319	240,203	202,694

End of period	$530,859	$487,820	$326,938	$240,203

Accumulated undistributed (distributions in excess of) net investment income	$(134)	$251	$231	$476

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,768	$(2,568)	$5,326	$11,011
Net realized gain (loss)	1,215,091	607,808	40,419	38,905
Change in net unrealized appreciation/depreciation	(474,172)	(1,558,068)	103,246	(67,018)

Change in net assets resulting from operations	742,687	(952,828)	148,991	(17,102)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(673)	(1,101)
From net realized gains	(325,496)	(204,092)	(5,231)	(10,979)
Class C
From net investment income	—	—	(79)	(116)
From net realized gains	(53,436)	(31,708)	(1,032)	(1,856)
Class R2
From net investment income	—	—	(19)	(29)
From net realized gains	(15,873)	(9,889)	(201)	(358)
Class R3 (a)
From net realized gains	(2)	—	—	—
Class R4 (a)
From net realized gains	(2)	—	—	—
Class R5
From net investment income	—	—	(47)	(36)
From net realized gains	(98,724)	(55,775)	(290)	(267)
Class R6
From net investment income	—	—	(4,660)	(7,550)
From net realized gains	(289,943)	(163,685)	(26,620)	(71,699)
Select Class
From net investment income	—	—	(234)	(1,784)
From net realized gains	(328,427)	(220,849)	(1,643)	(2,301)

Total distributions to shareholders	(1,111,903)	(685,998)	(40,729)	(98,076)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,386,144)	(300,688)	(4,524)	73,776

NET ASSETS:
Change in net assets	(1,755,360)	(1,939,514)	103,738	(41,402)
Beginning of period	13,704,136	15,643,650	709,946	751,348

End of period	$11,948,776	$13,704,136	$813,684	$709,946

Accumulated undistributed (distributions in excess of) net investment income	$1,609	$(159)	$(128)	$258

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	U.S. Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$69,222	$143,232
Net realized gain (loss)	663,998	83,639
Change in net unrealized appreciation/depreciation	480,153	(349,454)

Change in net assets resulting from operations	1,213,373	(122,583)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,885)	(10,975)
From net realized gains	(51,421)	(69,017)
Class C
From net investment income	(788)	(885)
From net realized gains	(11,601)	(13,589)
Class L (formerly Institutional Class)
From net investment income	(20,625)	(46,200)
From net realized gains	(116,356)	(229,612)
Class R2
From net investment income	(771)	(1,056)
From net realized gains	(7,793)	(9,319)
Class R3 (a)
From net investment income	— (b)	—
From net realized gains	(1)	—
Class R4 (a)
From net investment income	— (b)	—
From net realized gains	(1)	—
Class R5
From net investment income	(5,859)	(9,323)
From net realized gains	(30,659)	(44,668)
Class R6
From net investment income	(35,169)	(50,265)
From net realized gains	(182,725)	(215,169)
Select Class
From net investment income	(6,182)	(12,647)
From net realized gains	(39,119)	(52,720)

Total distributions to shareholders	(515,955)	(765,445)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(735,083)	658,512

NET ASSETS:
Change in net assets	(37,665)	(229,516)
Beginning of period	12,382,487	12,612,003

End of period	$12,344,822	$12,382,487

Accumulated undistributed (distributions in excess of) net investment income	$448	$7,505

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$45,218	$313,069	$4,762	$28,692
Distributions reinvested	3,585	30,719	604	538
Cost of shares redeemed	(136,783)	(274,502)	(13,591)	(12,209)

Change in net assets resulting from Class A capital transactions	$(87,980)	$69,286	$(8,225)	$17,021

Class C
Proceeds from shares issued	$—	$—	$1,564	$7,392
Distributions reinvested	—	—	140	101
Cost of shares redeemed	—	—	(2,601)	(3,617)

Change in net assets resulting from Class C capital transactions	$—	$—	$(897)	$3,876

Class L (formerly Institutional Class)
Proceeds from shares issued	$62,897	$276,620	$—	$—
Distributions reinvested	5,852	34,689	—	—
Cost of shares redeemed	(146,831)	(208,445)	—	—

Change in net assets resulting from Class L capital transactions	$(78,082)	$102,864	$—	$—

Class R5
Proceeds from shares issued	$—	$—	$— (a)	$258,080
Distributions reinvested	—	—	2,694	2,408
Cost of shares redeemed	—	—	(18,690)	(12,547)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(15,996)	$247,941

Class R6
Proceeds from shares issued	$536,077	$2,058,427	$—	$—
Distributions reinvested	61,796	368,866	—	—
Cost of shares redeemed	(1,447,762)	(1,381,896)	—	—

Change in net assets resulting from Class R6 capital transactions	$(849,889)	$1,045,397	$—	$—

Select Class
Proceeds from shares issued	$16,482	$117,175	$23,497	$41,622
Distributions reinvested	2,056	15,046	450	177
Cost of shares redeemed	(52,225)	(105,038)	(8,619)	(303,448)

Change in net assets resulting from Select Class capital transactions	$(33,687)	$27,183	$15,328	$(261,649)

Total change in net assets resulting from capital transactions	$(1,049,638)	$1,244,730	$(9,790)	$7,189

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	1,999	13,968	182	1,144
Reinvested	155	1,433	23	21
Redeemed	(6,013)	(12,641)	(522)	(500)

Change in Class A Shares	(3,859)	2,760	(317)	665

Class C
Issued	—	—	62	309
Reinvested	—	—	5	4
Redeemed	—	—	(104)	(155)

Change in Class C Shares	—	—	(37)	158

Class L (formerly Institutional Class)
Issued	2,760	12,447	—	—
Reinvested	251	1,607	—	—
Redeemed	(6,444)	(9,387)	—	—

Change in Class L Shares	(3,433)	4,667	—	—

Class R5
Issued	—	—	—	9,397
Reinvested	—	—	99	91
Redeemed	—	—	(685)	(460)

Change in Class R5 Shares	—	—	(586)	9,028

Class R6
Issued	23,111	92,272	—	—
Reinvested	2,653	17,086	—	—
Redeemed	(63,495)	(63,085)	—	—

Change in Class R6 Shares	(37,731)	46,273	—	—

Select Class
Issued	720	5,191	877	1,705
Reinvested	88	696	17	7
Redeemed	(2,278)	(4,782)	(324)	(11,388)

Change in Select Class Shares	(1,470)	1,105	570	(9,676)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$698	$1,283	$548,436	$1,145,689
Distributions reinvested	26	47	50,565	76,806
Cost of shares redeemed	(553)	(756)	(618,896)	(929,480)

Change in net assets resulting from Class A capital transactions	$171	$574	$(19,895)	$293,015

Class C
Proceeds from shares issued	$1,002	$770	$155,062	$342,449
Distributions reinvested	19	26	15,553	22,526
Cost of shares redeemed	(235)	(358)	(157,156)	(243,691)

Change in net assets resulting from Class C capital transactions	$786	$438	$13,459	$121,284

Class R2
Proceeds from shares issued	$—	$—	$12,853	$33,036
Distributions reinvested	—	—	1,011	1,417
Cost of shares redeemed	—	—	(12,292)	(15,534)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1,572	$18,919

Class R3 (a)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	— (b)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$20	$—

Class R4 (a)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	— (b)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$20	$—

Class R5
Proceeds from shares issued	$—	$—	$230,423	$412,223
Distributions reinvested	—	—	13,106	13,452
Cost of shares redeemed	—	—	(85,235)	(240,758)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$158,294	$184,917

Class R6
Proceeds from shares issued	$—	$—	$436,967	$1,204,396
Distributions reinvested	—	—	35,945	37,570
Cost of shares redeemed	—	—	(141,747)	(245,859)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$331,165	$996,107

Select Class
Proceeds from shares issued	$30,316	$84,242	$1,120,190	$1,604,186
Distributions reinvested	500	118	56,061	80,801
Cost of shares redeemed	(38,175)	(29,433)	(787,677)	(1,736,883)

Change in net assets resulting from Select Class capital transactions	$(7,359)	$54,927	$388,574	$(51,896)

Total change in net assets resulting from capital transactions	$(6,402)	$55,939	$873,209	$1,562,346

(a)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	27	53	38,033	85,185
Reinvested	1	2	3,425	5,747
Redeemed	(22)	(32)	(42,990)	(69,349)

Change in Class A Shares	6	23	(1,532)	21,583

Class C
Issued	38	33	10,907	25,820
Reinvested	1	1	1,068	1,712
Redeemed	(9)	(15)	(11,078)	(18,409)

Change in Class C Shares	30	19	897	9,123

Class R2
Issued	—	—	896	2,472
Reinvested	—	—	69	106
Redeemed	—	—	(854)	(1,164)

Change in Class R2 Shares	—	—	111	1,414

Class R3 (a)
Issued	—	—	1	—
Reinvested	—	—	— (b)	—

Change in Class R3 Shares	—	—	1	—

Class R4 (a)
Issued	—	—	1	—
Reinvested	—	—	— (b)	—

Change in Class R4 Shares	—	—	1	—

Class R5
Issued	—	—	15,777	30,176
Reinvested	—	—	875	990
Redeemed	—	—	(5,799)	(17,661)

Change in Class R5 Shares	—	—	10,853	13,505

Class R6
Issued	—	—	29,879	88,149
Reinvested	—	—	2,401	2,760
Redeemed	—	—	(9,662)	(18,113)

Change in Class R6 Shares	—	—	22,618	72,796

Select Class
Issued	1,155	3,648	76,454	117,769
Reinvested	18	5	3,739	5,955
Redeemed	(1,494)	(1,210)	(53,684)	(126,901)

Change in Select Class Shares	(321)	2,443	26,509	(3,177)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,141	$60,769	$18,799	$53,101
Distributions reinvested	23,390	28,009	517	801
Cost of shares redeemed	(30,090)	(76,067)	(21,709)	(74,383)

Change in net assets resulting from Class A capital transactions	$8,441	$12,711	$(2,393)	$(20,481)

Class C
Proceeds from shares issued	$3,530	$6,659	$2,531	$7,643
Distributions reinvested	1,387	1,582	49	52
Cost of shares redeemed	(3,794)	(5,693)	(1,130)	(1,302)

Change in net assets resulting from Class C capital transactions	$1,123	$2,548	$1,450	$6,393

Class R2
Proceeds from shares issued	$— (a)	$20	$—	$—
Distributions reinvested	1	1	—	—

Change in net assets resulting from Class R2 capital transactions	$1	$21	$—	$—

Class R5
Proceeds from shares issued	$8	$20	$3	$7
Distributions reinvested	1	1	— (a)	— (a)
Cost of shares redeemed	— (a)	—	(1)	(426)

Change in net assets resulting from Class R5 capital transactions	$9	$21	$2	$(419)

Class R6
Proceeds from shares issued	$1,834	$20	$12	$53
Distributions reinvested	9	1	1	1
Cost of shares redeemed	(9)	—	(2)	(424)

Change in net assets resulting from Class R6 capital transactions	$1,834	$21	$11	$(370)

Select Class
Proceeds from shares issued	$7,639	$15,091	$95,853	$166,370
Distributions reinvested	2,098	1,957	1,600	2,047
Cost of shares redeemed	(5,617)	(11,548)	(28,133)	(114,645)

Change in net assets resulting from Select Class capital transactions	$4,120	$5,500	$69,320	$53,772

Total change in net assets resulting from capital transactions	$15,528	$20,822	$68,390	$38,895

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Growth and Income Fund				Hedged Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30, 2016		Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	336		1,429		1,111		3,349
Reinvested	512		676		31		51
Redeemed	(675)		(1,790)		(1,284)		(4,647)

Change in Class A Shares	173		315		(142)		(1,247)

Class C
Issued	86		170		152		482
Reinvested	34		42		3		3
Redeemed	(94)		(147)		(68)		(82)

Change in Class C Shares	26		65		87		403

Class R2
Issued	—		1		—		—
Reinvested	—	(a)	—	(a)	—		—
Redeemed	—		—		—		—

Change in Class R2 Shares	—	(a)	1		—		—

Class R5
Issued	—	(a)	—	(a)	1		— (a)
Reinvested	—	(a)	—	(a)	—	(a)	— (a)
Redeemed	—	(a)	—		—	(a)	(26)

Change in Class R5 Shares	—	(a)	—	(a)	1		(26)

Class R6
Issued	38		—	(a)	—	(a)	4
Reinvested	—	(a)	—	(a)	—	(a)	— (a)
Redeemed	—	(a)	—		—	(a)	(26)

Change in Class R6 Shares	38		—	(a)	—	(a)	(22)

Select Class
Issued	162		345		5,741		10,436
Reinvested	44		45		94		130
Redeemed	(121)		(256)		(1,686)		(7,186)

Change in Select Class Shares	85		134		4,149		3,380

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$349,014	$1,281,024	$37,466	$24,457
Distributions reinvested	303,623	190,608	5,650	11,625
Cost of shares redeemed	(1,298,165)	(1,392,513)	(15,869)	(17,824)

Change in net assets resulting from Class A capital transactions	$(645,528)	$79,119	$27,247	$18,258

Class C
Proceeds from shares issued	$26,976	$142,471	$7,200	$7,145
Distributions reinvested	38,865	22,387	948	1,705
Cost of shares redeemed	(114,513)	(130,104)	(2,656)	(3,753)

Change in net assets resulting from Class C capital transactions	$(48,672)	$34,754	$5,492	$5,097

Class R2
Proceeds from shares issued	$19,318	$67,268	$1,024	$3,183
Distributions reinvested	11,527	7,704	130	237
Cost of shares redeemed	(49,715)	(100,569)	(582)	(608)

Change in net assets resulting from Class R2 capital transactions	$(18,870)	$(25,597)	$572	$2,812

Class R3 (a)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	2	—	—	—

Change in net assets resulting from Class R3 capital transactions	$22	$—	$—	$—

Class R4 (a)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	2	—	—	—

Change in net assets resulting from Class R4 capital transactions	$22	$—	$—	$—

Class R5
Proceeds from shares issued	$62,722	$514,798	$2,114	$3,673
Distributions reinvested	94,629	52,449	326	160
Cost of shares redeemed	(268,304)	(607,179)	(600)	(3,493)

Change in net assets resulting from Class R5 capital transactions	$(110,953)	$(39,932)	$1,840	$340

Class R6
Proceeds from shares issued	$301,825	$1,387,654	$10,696	$617,794
Distributions reinvested	283,753	156,166	31,278	79,246
Cost of shares redeemed	(597,672)	(1,046,538)	(103,576)	(41,590)

Change in net assets resulting from Class R6 capital transactions	$(12,094)	$497,282	$(61,602)	$655,450

Select Class
Proceeds from shares issued	$385,483	$1,153,454	$23,923	$24,717
Distributions reinvested	250,389	160,552	1,574	3,536
Cost of shares redeemed	(1,185,943)	(2,160,320)	(3,570)	(636,434)

Change in net assets resulting from Select Class capital transactions	$(550,071)	$(846,314)	$21,927	$(608,181)

Total change in net assets resulting from capital transactions	$(1,386,144)	$(300,688)	$(4,524)	$73,776

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	10,228	37,172	2,544	1,832
Reinvested	9,494	5,482	383	924
Redeemed	(37,914)	(40,416)	(1,160)	(1,372)

Change in Class A Shares	(18,192)	2,238	1,767	1,384

Class C
Issued	963	4,722	512	563
Reinvested	1,450	751	67	140
Redeemed	(3,945)	(4,450)	(199)	(297)

Change in Class C Shares	(1,532)	1,023	380	406

Class R2
Issued	586	1,959	76	228
Reinvested	368	226	9	19
Redeemed	(1,487)	(2,918)	(43)	(45)

Change in Class R2 Shares	(533)	(733)	42	202

Class R3 (a)
Issued	1	—	—	—
Reinvested	— (b)	—	—	—

Change in Class R3 Shares	1	—	—	—

Class R4 (a)
Issued	1	—	—	—
Reinvested	— (b)	—	—	—

Change in Class R4 Shares	1	—	—	—

Class R5
Issued	1,809	14,389	158	285
Reinvested	2,903	1,488	22	13
Redeemed	(7,756)	(17,156)	(43)	(267)

Change in Class R5 Shares	(3,044)	(1,279)	137	31

Class R6
Issued	8,691	38,341	846	41,745
Reinvested	8,667	4,416	2,152	6,381
Redeemed	(17,156)	(29,799)	(7,115)	(3,365)

Change in Class R6 Shares	202	12,958	(4,117)	44,761

Select Class
Issued	11,314	33,270	1,642	1,852
Reinvested	7,786	4,602	108	277
Redeemed	(34,463)	(61,477)	(268)	(43,139)

Change in Select Class Shares	(15,363)	(23,605)	1,482	(41,010)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$143,616	$469,469
Distributions reinvested	52,170	70,720
Cost of shares redeemed	(310,046)	(397,193)

Change in net assets resulting from Class A capital transactions	$(114,260)	$142,996

Class C
Proceeds from shares issued	$36,068	$102,150
Distributions reinvested	11,631	13,355
Cost of shares redeemed	(39,114)	(56,529)

Change in net assets resulting from Class C capital transactions	$8,585	$58,976

Class L (formerly Institutional Class)
Proceeds from shares issued	$275,969	$985,884
Distributions reinvested	116,632	243,871
Cost of shares redeemed	(1,056,434)	(2,103,943)

Change in net assets resulting from Class L capital transactions	$(663,833)	$(874,188)

Class R2
Proceeds from shares issued	$22,244	$72,587
Distributions reinvested	7,843	9,669
Cost of shares redeemed	(29,658)	(42,951)

Change in net assets resulting from Class R2 capital transactions	$429	$39,305

Class R3 (a)
Proceeds from shares issued	$25	$—
Distributions reinvested	1	—

Change in net assets resulting from Class R3 capital transactions	$26	$—

Class R4 (a)
Proceeds from shares issued	$20	$—
Distributions reinvested	1	—

Change in net assets resulting from Class R4 capital transactions	$21	$—

Class R5
Proceeds from shares issued	$63,351	$610,125
Distributions reinvested	32,773	48,938
Cost of shares redeemed	(215,228)	(195,954)

Change in net assets resulting from Class R5 capital transactions	$(119,104)	$463,109

Class R6
Proceeds from shares issued	$271,732	$2,370,357
Distributions reinvested	216,433	263,145
Cost of shares redeemed	(302,307)	(553,912)

Change in net assets resulting from Class R6 capital transactions	$185,858	$2,079,590

Select Class
Proceeds from shares issued	$99,561	$368,200
Distributions reinvested	40,147	57,766
Cost of shares redeemed	(172,513)	(1,677,242)

Change in net assets resulting from Select Class capital transactions	$(32,805)	$(1,251,276)

Total change in net assets resulting from capital transactions	$(735,083)	$658,512

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	U.S. Equity Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	9,921	33,923
Reinvested	3,550	5,214
Redeemed	(21,525)	(28,824)

Change in Class A Shares	(8,054)	10,313

Class C
Issued	2,552	7,574
Reinvested	814	1,010
Redeemed	(2,778)	(4,215)

Change in Class C Shares	588	4,369

Class L (formerly Institutional Class)
Issued	18,971	71,431
Reinvested	7,911	17,924
Redeemed	(73,357)	(154,416)

Change in Class L Shares	(46,475)	(65,061)

Class R2
Issued	1,554	5,242
Reinvested	538	718
Redeemed	(2,076)	(3,104)

Change in Class R2 Shares	16	2,856

Class R3 (a)
Issued	2	—
Reinvested	— (b)	—

Change in Class R3 Shares	2	—

Class R4 (a)
Issued	2	—
Reinvested	— (b)	—

Change in Class R4 Shares	2	—

Class R5
Issued	4,363	42,836
Reinvested	2,222	3,593
Redeemed	(14,873)	(14,029)

Change in Class R5 Shares	(8,288)	32,400

Class R6
Issued	18,823	164,015
Reinvested	14,654	19,299
Redeemed	(20,654)	(40,193)

Change in Class R6 Shares	12,823	143,121

Select Class
Issued	6,848	26,575
Reinvested	2,726	4,256
Redeemed	(11,879)	(114,285)

Change in Select Class Shares	(2,305)	(83,454)

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$21.74	$0.16	$1.74	$1.90	$(0.18)	$—	$(0.18)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	(1.79)
Year Ended June 30, 2014	20.27	0.23	4.79	5.02	(0.21)	(1.35)	(1.56)
Year Ended June 30, 2013	17.42	0.20	3.56	3.76	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2012	16.80	0.21	0.61	0.82	(0.20)	—	(0.20)

Class L (formerly Institutional Class)
Six Months Ended December 31, 2016 (Unaudited)	21.89	0.19	1.76	1.95	(0.22)	—	(0.22)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	(1.88)
Year Ended June 30, 2014	20.36	0.32	4.81	5.13	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2013	17.48	0.30	3.55	3.85	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2012	16.83	0.27	0.63	0.90	(0.25)	—	(0.25)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	21.90	0.21	1.75	1.96	(0.23)	—	(0.23)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	(1.90)
Year Ended June 30, 2014	20.36	0.34	4.81	5.15	(0.31)	(1.35)	(1.66)
Year Ended June 30, 2013	17.48	0.32	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	0.63	0.92	(0.27)	—	(0.27)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	21.92	0.19	1.76	1.95	(0.21)	—	(0.21)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	(1.83)
Year Ended June 30, 2014	20.39	0.28	4.82	5.10	(0.26)	(1.35)	(1.61)
Year Ended June 30, 2013	17.51	0.27	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	0.63	0.88	(0.23)	—	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$23.46	8.73%	$446,765	0.77%	1.36%	1.01%	24%
21.74	(4.30)	497,934	0.85	1.20	1.02	122
23.99	9.04	483,296	0.85	0.84	0.97	144
23.73	25.73	206,635	0.85	1.02	0.86	113
20.27	22.33	103,755	0.85	1.04	0.87	178
17.42	4.98	20,831	0.85	1.21	0.88	198

23.62	8.91	808,633	0.43	1.69	0.50	24
21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144
23.85	26.20	389,507	0.45	1.42	0.46	113
20.36	22.79	221,638	0.45	1.57	0.47	178
17.48	5.47	171,872	0.45	1.66	0.49	198

23.63	8.97	6,271,906	0.31	1.81	0.34	24
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144
23.85	26.31	3,598,945	0.35	1.52	0.36	113
20.36	22.90	1,460,937	0.35	1.67	0.37	178
17.48	5.57	1,024,228	0.35	1.76	0.38	198

23.66	8.89	246,330	0.52	1.61	0.72	24
21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144
23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Growth Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$24.13	$—	(f)(j)	$1.84	$1.84	$(0.32)
Year Ended June 30, 2016	25.34	(0.12	)(f)	(0.82)	(0.94)	(0.27)
Year Ended June 30, 2015	23.95	(0.14	)(f)	1.90	1.76	(0.37)
Year Ended June 30, 2014	18.94	(0.07	)(f)(g)(h)	5.08	5.01	—
Year Ended June 30, 2013	15.89	(0.05	)(f)(i)	3.10	3.05	—
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	—

Class C
Six Months Ended December 31, 2016 (Unaudited)	23.10	(0.06	)(f)	1.76	1.70	(0.32)
Year Ended June 30, 2016	24.39	(0.24	)(f)	(0.78)	(1.02)	(0.27)
Year Ended June 30, 2015	23.19	(0.26	)(f)	1.83	1.57	(0.37)
Year Ended June 30, 2014	18.43	(0.20	)(f)(g)(h)	4.96	4.76	—
Year Ended June 30, 2013	15.54	(0.14	)(f)(i)	3.03	2.89	—
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	—

Class R5
Six Months Ended December 31, 2016 (Unaudited)	25.09	0.06	(f)	1.92	1.98	(0.32)
Year Ended June 30, 2016	26.22	0.01	(f)	(0.87)	(0.86)	(0.27)
Year Ended June 30, 2015	24.65	(0.04	)(f)	1.98	1.94	(0.37)
Year Ended June 30, 2014	19.42	(0.04	)(f)(g)(h)	5.27	5.23	—
Year Ended June 30, 2013	16.22	0.03	(f)(i)	3.17	3.20	—
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	—

Select Class
Six Months Ended December 31, 2016 (Unaudited)	24.66	0.04	(f)	1.88	1.92	(0.32)
Year Ended June 30, 2016	25.83	(0.10	)(f)	(0.80)	(0.90)	(0.27)
Year Ended June 30, 2015	24.34	(0.08	)(f)	1.94	1.86	(0.37)
Year Ended June 30, 2014	19.20	(0.08	)(f)(g)(h)	5.22	5.14	—
Year Ended June 30, 2013	16.07	(0.03	)(f)(i)	3.16	3.13	—
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.08), $(0.21), $(0.05) and $(0.09) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.35)%, (0.92)%, (0.23)% and (0.40)% for Class A, Class C, Class R5 and Select Class Shares, respectively. These amounts have been revised to correct a calculation error in the previously issued June 30, 2014 financial highlights’ footnote disclosure. These revisions are not considered material to the previously issued financial statements.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.03) and $(0.08) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.15)% and (0.45)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.005.
(k)	Amount rounds to less than 0.005%

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$25.65	7.61%	$48,570	1.17%	0.00	%(k)	1.43%	29%
24.13	(3.77)	53,334	1.19	(0.50)		1.43	61
25.34	7.46	39,153	1.20	(0.57)		1.43	74
23.95	26.45	16,996	1.24	(0.30	)(g)(h)	1.25	55
18.94	19.19	126	1.25	(0.30	)(i)	1.42	82
15.89	2.71	106	1.24	(0.81)		1.44	99

24.48	7.34	11,912	1.67	(0.50)		1.86	29
23.10	(4.24)	12,077	1.69	(0.99)		1.86	61
24.39	6.88	8,894	1.71	(1.08)		1.88	74
23.19	25.83	4,416	1.74	(0.86	)(g)(h)	1.75	55
18.43	18.60	123	1.74	(0.80	)(i)	1.92	82
15.54	2.17	104	1.74	(1.31)		1.94	99

26.75	7.88	225,834	0.72	0.46		0.79	29
25.09	(3.33)	226,600	0.74	0.03		0.79	61
26.22	7.99	49	0.76	(0.14)		0.90	74
24.65	26.93	45	0.80	(0.17	)(g)(h)	0.84	55
19.42	19.73	32	0.80	0.15	(i)	0.97	82
16.22	3.18	27	0.79	(0.36)		0.99	99

26.26	7.77	54,763	0.92	0.31		1.06	29
24.66	(3.54)	37,396	0.94	(0.37)		1.00	61
25.83	7.76	289,100	0.96	(0.34)		1.01	74
24.34	26.77	261,308	1.00	(0.35	)(g)(h)	1.04	55
19.20	19.48	101,999	1.00	(0.16	)(i)	1.14	82
16.07	2.95	38,953	0.99	(0.56)		1.19	99

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$23.73	$(0.01	)(f)	$2.84		$2.83	$(0.01)	$(0.32)	$(0.33)
Year Ended June 30, 2016	24.78	(0.01	)(f)	(0.38	)(h)	(0.39)	— (g)	(0.66)	(0.66)
Year Ended June 30, 2015	23.56	(0.02	)(f)	1.42		1.40	(0.02)	(0.16)	(0.18)
Year Ended June 30, 2014	19.18	(0.02	)(f)	4.86		4.84	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41		3.39	—	—	—
July 29, 2011 (j) through June 30, 2012	15.00	0.01		0.79		0.80	(0.01)	—	(0.01)

Class C
Six Months Ended December 31, 2016 (Unaudited)	23.18	(0.07	)(f)	2.77		2.70	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13	)(f)	(0.37	)(h)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13	)(f)	1.39		1.26	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15	)(f)	4.84		4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39		3.28	—	—	—
July 29, 2011 (j) through June 30, 2012	15.00	(0.06)		0.79		0.73	— (g)	—	—

Select Class
Six Months Ended December 31, 2016 (Unaudited)	23.92	0.03	(f)	2.86		2.89	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(f)	(0.39	)(h)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	(f)	1.44		1.48	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	(f)	4.87		4.91	— (g)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42		3.44	(0.03)	—	(0.03)
July 29, 2011 (j) through June 30, 2012	15.00	0.04		0.80		0.84	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.005.
(h)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Changes in Net Assets due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013 and for the period ended June 30, 2012.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$26.23	11.89%	$2,306	1.21%		(0.04)%	1.46%		26%
23.73	(1.60)	1,937	1.24		(0.03)	1.55		45
24.78	5.98	1,452	1.24		(0.07)	1.42		52
23.56	25.43	423	1.24		(0.10)	2.11		76
19.18	21.47	64	1.25	(i)	(0.13)	3.75	(i)	61
15.79	5.37	53	1.25	(i)	0.04	5.09	(i)	71

25.56	11.61	2,169	1.70		(0.55)	1.96		26
23.18	(2.10)	1,268	1.74		(0.54)	1.96		45
24.34	5.44	873	1.74		(0.54)	1.93		52
23.24	24.86	133	1.74		(0.67)	2.82		76
19.01	20.85	63	1.75	(i)	(0.63)	4.25	(i)	61
15.73	4.87	52	1.75	(i)	(0.46)	5.58	(i)	71

26.42	12.04	142,028	0.96		0.22	1.12		26
23.92	(1.37)	136,284	0.99		0.24	1.11		45
24.95	6.26	81,179	0.99		0.15	1.12		52
23.67	25.75	72,064	0.99		0.19	1.51		76
19.22	21.77	3,730	1.00	(i)	0.12	3.51	(i)	61
15.81	5.61	3,063	1.00	(i)	0.29	4.84	(i)	71

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$14.01	$0.12	(f)	$1.05	$1.17	$(0.13)	$(0.09)	$(0.22)
Year Ended June 30, 2016	13.77	0.25	(f)	0.35	0.60	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)
Year Ended June 30, 2014	11.62	0.21	(f)	2.26	2.47	(0.21)	(0.22)	(0.43)
Year Ended June 30, 2013	9.84	0.24	(f)(g)	1.84	2.08	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)

Class C
Six Months Ended December 31, 2016 (Unaudited)	13.80	0.08	(f)	1.03	1.11	(0.10)	(0.09)	(0.19)
Year Ended June 30, 2016	13.58	0.18	(f)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	11.49	0.15	(f)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(f)(g)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	13.97	0.10	(f)	1.05	1.15	(0.12)	(0.09)	(0.21)
Year Ended June 30, 2016	13.74	0.21	(f)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)
Year Ended June 30, 2014	11.61	0.18	(f)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(f)(g)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)

Class R3
September 9, 2016 (h) through December 31, 2016 (Unaudited)	14.06	0.08	(f)	1.01	1.09	(0.10)	(0.09)	(0.19)

Class R4
September 9, 2016 (h) through December 31, 2016 (Unaudited)	14.28	0.09	(f)	1.03	1.12	(0.11)	(0.09)	(0.20)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	14.23	0.15	(f)	1.07	1.22	(0.16)	(0.09)	(0.25)
Year Ended June 30, 2016	13.98	0.31	(f)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)
Year Ended June 30, 2014	11.78	0.27	(f)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(g)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	14.22	0.16	(f)	1.07	1.23	(0.17)	(0.09)	(0.26)
Year Ended June 30, 2016	13.97	0.33	(f)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	11.77	0.28	(f)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(g)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (h) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	14.23	0.14	(f)	1.06	1.20	(0.15)	(0.09)	(0.24)
Year Ended June 30, 2016	13.97	0.28	(f)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)
Year Ended June 30, 2014	11.77	0.25	(f)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(f)(g)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.96	8.40%	$3,575,103	1.03%	1.60%		1.09%	9%
14.01	4.45	3,370,383	1.04	1.83		1.11	20
13.77	4.71	3,014,937	1.04	1.83		1.09	22
13.66	21.60	2,360,750	1.04	1.68		1.06	20
11.62	21.53	1,285,400	1.03	2.22	(g)	1.08	34
9.84	7.30	580,848	1.04	2.22		1.08	44

14.72	8.09	1,404,284	1.53	1.10		1.56	9
13.80	4.01	1,304,007	1.54	1.33		1.58	20
13.58	4.18	1,160,002	1.54	1.32		1.56	22
13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(g)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44

14.91	8.25	84,069	1.28	1.36		1.41	9
13.97	4.20	77,230	1.29	1.59		1.45	20
13.74	4.44	56,522	1.29	1.59		1.39	22
13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(g)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44

14.96	7.68	21	1.02	1.75		1.02	9

15.20	7.76	22	0.77	2.00		0.77	9

15.20	8.63	936,578	0.58	2.08		0.61	9
14.23	4.89	722,424	0.59	2.28		0.64	20
13.98	5.23	520,660	0.59	2.27		0.63	22
13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(g)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44

15.19	8.69	2,386,869	0.49	2.16		0.50	9
14.22	4.98	1,913,077	0.50	2.43		0.50	20
13.97	5.31	861,809	0.51	2.35		0.51	22
13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(g)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

15.19	8.45	5,400,338	0.78	1.86		0.80	9
14.23	4.75	4,679,200	0.79	2.07		0.81	20
13.97	4.96	4,639,250	0.79	2.08		0.80	22
13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(g)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21, $0.16, $0.18, $0.27, $0.26 and $0.24 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.46%, 1.67%, 2.44%, 2.38% and 2.23% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$42.75	$0.29	$4.72	$5.01	$(0.32)	$(2.21)	$(2.53)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)
Year Ended June 30, 2014	36.53	0.47	8.17	8.64	(0.47)	—	(0.47)
Year Ended June 30, 2013	29.43	0.40	7.11	7.51	(0.41)	—	(0.41)
Year Ended June 30, 2012	28.26	0.35	1.16	1.51	(0.34)	—	(0.34)

Class C
Six Months Ended December 31, 2016 (Unaudited)	39.07	0.16	4.31	4.47	(0.23)	(2.21)	(2.44)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)
Year Ended June 30, 2014	33.83	0.25	7.55	7.80	(0.32)	—	(0.32)
Year Ended June 30, 2013	27.32	0.22	6.59	6.81	(0.30)	—	(0.30)
Year Ended June 30, 2012	26.27	0.20	1.08	1.28	(0.23)	—	(0.23)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	42.94	0.23	4.74	4.97	(0.26)	(2.21)	(2.47)
November 2, 2015 (g) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	45.01	0.41	4.98	5.39	(0.42)	(2.21)	(2.63)
November 2, 2015 (g) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	45.01	0.12	5.28	5.40	(0.43)	(2.21)	(2.64)
November 2, 2015 (g) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	44.77	0.36	4.94	5.30	(0.37)	(2.21)	(2.58)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)
Year Ended June 30, 2014	38.03	0.58	8.52	9.10	(0.55)	—	(0.55)
Year Ended June 30, 2013	30.63	0.51	7.40	7.91	(0.51)	—	(0.51)
Year Ended June 30, 2012	29.39	0.45	1.21	1.66	(0.42)	—	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$45.23	11.70%	$454,501	1.03%	1.28%	1.12%	19%
42.75	1.02	422,151	1.06	1.38	1.13	39
45.46	5.24	434,573	1.10	1.30	1.10	39
44.70	23.74	419,465	1.13	1.16	1.15	42
36.53	25.65	356,127	1.15	1.23	1.16	35
29.43	5.45	293,520	1.19	1.28	1.19	28

41.10	11.42	27,931	1.53	0.77	1.61	19
39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39
41.31	23.12	14,619	1.64	0.66	1.65	42
33.83	25.02	7,769	1.65	0.72	1.65	35
27.32	4.94	4,137	1.69	0.79	1.69	28

45.44	11.57	22	1.28	1.03	2.88	19
42.94	(0.40)	20	1.28	1.44	3.72	39

47.77	11.97	30	0.59	1.73	2.09	19
45.01	0.05	20	0.59	2.14	3.02	39

47.77	12.00	1,833	0.52	0.49	0.70	19
45.01	0.08	20	0.53	2.19	2.96	39

47.49	11.83	46,542	0.79	1.52	0.84	19
44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39
46.58	24.05	27,124	0.89	1.39	0.90	42
38.03	25.97	28,339	0.88	1.45	0.90	35
30.63	5.78	7,474	0.89	1.58	0.94	28

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Hedged Equity Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$16.23	$0.11	(g)	$1.07	$1.18	$(0.12)	$—	$(0.12)
Year Ended June 30, 2016	16.47	0.20	(g)	(0.28)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2015	15.74	0.19	(g)	0.67	0.86	(0.13)	—	(0.13)
December 13, 2013 (h) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Six Months Ended December 31, 2016 (Unaudited)	16.17	0.06	(g)	1.08	1.14	(0.08)	—	(0.08)
Year Ended June 30, 2016	16.43	0.13	(g)	(0.29)	(0.16)	(0.10)	—	(0.10)
Year Ended June 30, 2015	15.76	0.10	(g)	0.67	0.77	(0.10)	—	(0.10)
December 13, 2013 (h) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	16.28	0.14	(g)	1.08	1.22	(0.15)	—	(0.15)
Year Ended June 30, 2016	16.51	0.24	(g)	(0.24)	— (i)	(0.23)	—	(0.23)
Year Ended June 30, 2015	15.76	0.26	(g)	0.66	0.92	(0.17)	—	(0.17)
December 13, 2013 (h) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	16.28	0.15	(g)	1.08	1.23	(0.16)	—	(0.16)
Year Ended June 30, 2016	16.52	0.27	(g)	(0.27)	— (i)	(0.24)	—	(0.24)
Year Ended June 30, 2015	15.76	0.27	(g)	0.67	0.94	(0.18)	—	(0.18)
December 13, 2013 (h) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	16.26	0.13	(g)	1.08	1.21	(0.14)	—	(0.14)
Year Ended June 30, 2016	16.50	0.25	(g)	(0.28)	(0.03)	(0.21)	—	(0.21)
Year Ended June 30, 2015	15.76	0.23	(g)	0.66	0.89	(0.15)	—	(0.15)
December 13, 2013 (h) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2015 and for the period ended June 30, 2014.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$17.29	7.26%	$73,655	0.84%	1.25%	1.16%	17%
16.23	(0.43)	71,417	0.85	1.27	1.11	57
16.47	5.45	93,007	0.85	1.14	1.21	42
15.74	6.11	569	0.85	0.96	16.65	36

17.23	7.03	12,011	1.34	0.77	1.52	17
16.17	(0.95)	9,867	1.35	0.80	1.52	57
16.43	4.85	3,405	1.35	0.59	1.65	42
15.76	5.87	53	1.35	0.56	10.04	36

17.35	7.53	29	0.40	1.71	1.79	17
16.28	0.07	25	0.40	1.49	2.16	57
16.51	5.86	442	0.40	1.58	0.82	42
15.76	6.37	53	0.40	1.51	9.10	36

17.35	7.56	91	0.35	1.75	0.86	17
16.28	0.07	74	0.35	1.66	1.40	57
16.52	5.96	443	0.35	1.63	0.77	42
15.76	6.39	53	0.35	1.56	9.05	36

17.33	7.45	241,152	0.60	1.53	0.75	17
16.26	(0.17)	158,820	0.60	1.54	0.74	57
16.50	5.66	105,397	0.60	1.39	0.91	42
15.76	6.28	4,307	0.60	1.30	9.91	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$32.93	$(0.03)		$1.84	$1.81	$—	$(3.14)	$(3.14)
Year Ended June 30, 2016	36.82	(0.06)		(2.23)	(2.29)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.49	(0.10)		5.05	4.95	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.01	(0.10)		6.58	6.48	—	—	—
Year Ended June 30, 2013	23.64	0.08	(g)	2.37	2.45	(0.08)	—	(0.08)
Year Ended June 30, 2012	22.38	(0.06)		1.32	1.26	—	—	—

Class C
Six Months Ended December 31, 2016 (Unaudited)	28.15	(0.09)		1.56	1.47	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)		(1.91)	(2.11)	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)		4.39	4.15	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22)		5.76	5.54	—	—	—
Year Ended June 30, 2013	20.79	(0.04	)(g)	2.07	2.03	(0.03)	—	(0.03)
Year Ended June 30, 2012	19.77	(0.15)		1.17	1.02	—	—	—

Class R2
Six Months Ended December 31, 2016 (Unaudited)	32.31	(0.07)		1.80	1.73	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)		(2.18)	(2.33)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)		4.97	4.79	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.74	(0.18)		6.51	6.33	—	—	—
Year Ended June 30, 2013	23.44	0.01	(g)	2.36	2.37	(0.07)	—	(0.07)
Year Ended June 30, 2012	22.24	(0.12)		1.32	1.20	— (h)	—	— (h)

Class R3
September 9, 2016 (i) through December 31, 2016 (Unaudited)	33.97	(0.02)		0.94	0.92	—	(3.14)	(3.14)

Class R4
September 9, 2016 (i) through December 31, 2016 (Unaudited)	33.97	—	(h)	0.95	0.95	—	(3.14)	(3.14)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	33.46	0.04		1.85	1.89	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06		(2.25)	(2.19)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03		5.09	5.12	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01		6.62	6.63	—	—	—
Year Ended June 30, 2013	23.74	0.17	(g)	2.38	2.55	(0.17)	—	(0.17)
Year Ended June 30, 2012	22.39	0.04		1.32	1.36	(0.01)	—	(0.01)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	33.58	0.06		1.85	1.91	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10		(2.26)	(2.16)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06		5.10	5.16	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.15	0.02		6.63	6.65	—	—	—
Year Ended June 30, 2013	23.76	0.18	(g)	2.39	2.57	(0.18)	—	(0.18)
Year Ended June 30, 2012	22.40	0.05		1.33	1.38	(0.02)	—	(0.02)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	33.08	—	(h)	1.84	1.84	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)		(2.23)	(2.24)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)		5.06	5.02	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05)		6.58	6.53	—	—	—
Year Ended June 30, 2013	23.61	0.12	(g)	2.37	2.49	(0.11)	—	(0.11)
Year Ended June 30, 2012	22.31	(0.01)		1.31	1.30	— (h)	—	— (h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$31.60	5.38%	$3,504,003	1.05%	(0.15)%		1.28%	16%
32.93	(6.45)	4,251,242	1.04	(0.17)		1.27	43
36.82	15.40	4,670,460	1.06	(0.28)		1.21	19
32.49	24.91	5,044,428	1.10	(0.34)		1.19	39
26.01	10.40	2,824,115	1.09	0.30	(g)	1.19	47
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28

26.48	5.09	485,570	1.55	(0.64)		1.69	16
28.15	(6.90)	559,238	1.55	(0.67)		1.69	43
31.86	14.83	600,404	1.56	(0.78)		1.68	19
28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(g)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28

30.90	5.24	167,692	1.30	(0.39)		1.51	16
32.31	(6.67)	192,560	1.30	(0.43)		1.55	43
36.24	15.10	242,550	1.31	(0.53)		1.49	19
32.07	24.59	222,421	1.35	(0.60)		1.44	39
25.74	10.12	191,876	1.34	0.05	(g)	1.45	47
23.44	5.41	85,913	1.34	(0.50)		1.39	28

31.75	2.60	20	1.10	(0.21)		1.10	16

31.78	2.66	21	0.85	0.03		0.85	16

32.21	5.54	1,066,458	0.70	0.21		0.74	16
33.46	(6.10)	1,209,521	0.69	0.17		0.73	43
37.25	15.80	1,394,419	0.70	0.08		0.74	19
32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(g)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28

32.35	5.58	3,215,917	0.60	0.31		0.60	16
33.58	(6.00)	3,330,565	0.60	0.28		0.60	43
37.34	15.90	3,220,191	0.62	0.17		0.62	19
32.80	25.43	2,709,590	0.68	0.07		0.69	39
26.15	10.87	2,170,011	0.67	0.72	(g)	0.70	47
23.76	6.15	1,047,184	0.63	0.20		0.64	28

31.78	5.45	3,509,095	0.90	0.01		0.93	16
33.08	(6.29)	4,161,010	0.89	(0.04)		0.93	43
36.92	15.60	5,515,626	0.90	(0.12)		0.92	19
32.52	25.13	5,037,737	0.93	(0.18)		0.94	39
25.99	10.58	4,811,907	0.91	0.50	(g)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)		0.90	28
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.005.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$12.71	$0.07	$2.61	$2.68	$(0.08)	$(0.66)	$(0.74)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)
Year Ended June 30, 2014	13.99	0.17	3.16	3.33	(0.18)	(0.51)	(0.69)
Year Ended June 30, 2013	11.02	0.14	2.97	3.11	(0.14)	—	(0.14)
Year Ended June 30, 2012	11.45	0.11	(0.43)	(0.32)	(0.11)	—	(0.11)

Class C
Six Months Ended December 31, 2016 (Unaudited)	12.30	0.04	2.51	2.55	(0.05)	(0.66)	(0.71)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.70	0.09	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	2.91	2.99	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.22	0.05	(0.41)	(0.36)	(0.06)	—	(0.06)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	12.64	0.06	2.59	2.65	(0.06)	(0.66)	(0.72)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)
Year Ended June 30, 2014	13.95	0.13	3.14	3.27	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2013	10.99	0.11	2.96	3.07	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.42	0.08	(0.42)	(0.34)	(0.09)	—	(0.09)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	12.63	0.10	2.58	2.68	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)
Year Ended June 30, 2014	13.92	0.19	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	2.98	3.15	(0.15)	—	(0.15)
Year Ended June 30, 2012	11.34	0.14	(0.41)	(0.27)	(0.15)	—	(0.15)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	12.56	0.10	2.58	2.68	(0.11)	(0.66)	(0.77)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)
Year Ended June 30, 2014	13.87	0.22	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	2.94	3.14	(0.19)	—	(0.19)
Year Ended June 30, 2012	11.34	0.15	(0.42)	(0.27)	(0.15)	—	(0.15)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	12.53	0.08	2.57	2.65	(0.09)	(0.66)	(0.75)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)
Year Ended June 30, 2014	13.82	0.19	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	2.94	3.10	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.30	0.12	(0.41)	(0.29)	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$14.65	21.10%	$136,975	0.92%	1.04%	1.11%	72%
12.71	(2.51)	96,373	0.93	1.27	1.12	219
15.02	7.44	93,078	0.93	1.07	1.05	143
16.63	24.46	92,161	0.93	1.11	1.06	168
13.99	28.38	35,030	0.94	1.11	1.04	119
11.02	(2.75)	25,789	0.95	1.00	1.06	144

14.14	20.72	24,972	1.44	0.54	1.60	72
12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143
16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144

14.57	20.99	4,594	1.19	0.80	1.48	72
12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143
16.58	24.07	455	1.20	0.83	1.30	168
13.95	28.10	378	1.20	0.87	1.29	119
10.99	(2.97)	142	1.20	0.76	1.31	144

14.55	21.26	6,787	0.58	1.42	0.60	72
12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143
16.54	24.81	4,433	0.57	1.30	0.59	168
13.92	28.96	19,410	0.59	1.48	0.60	119
10.92	(2.34)	25,965	0.59	1.36	0.61	144

14.47	21.34	592,044	0.51	1.48	0.51	72
12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143
16.48	24.89	50,923	0.54	1.48	0.55	168
13.87	28.94	43,781	0.53	1.52	0.54	119
10.92	(2.30)	11,269	0.54	1.41	0.56	144

14.43	21.17	48,312	0.79	1.15	0.82	72
12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143
16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$13.76	$0.06	(f)	$1.33	$1.39	$(0.07)	$(0.53)	$(0.60)
Year Ended June 30, 2016	14.75	0.12	(f)	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)
Year Ended June 30, 2014	12.80	0.11	(f)	3.09	3.20	(0.11)	(0.97)	(1.08)
Year Ended June 30, 2013	10.73	0.13	(f)	2.31	2.44	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2012	10.65	0.10	(f)	0.13	0.23	(0.09)	(0.06)	(0.15)

Class C
Six Months Ended December 31, 2016 (Unaudited)	13.41	0.02	(f)	1.31	1.33	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(f)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.56	0.04	(f)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(f)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(f)	0.15	0.19	(0.05)	(0.06)	(0.11)

Class L (formerly Institutional Class)
Six Months Ended December 31, 2016 (Unaudited)	13.80	0.08	(f)	1.34	1.42	(0.09)	(0.53)	(0.62)
Year Ended June 30, 2016	14.79	0.16	(f)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)
Year Ended June 30, 2014	12.82	0.16	(f)	3.10	3.26	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2013	10.75	0.16	(f)	2.31	2.47	(0.16)	(0.24)	(0.40)
Year Ended June 30, 2012	10.66	0.13	(f)	0.14	0.27	(0.12)	(0.06)	(0.18)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	13.66	0.04	(f)	1.33	1.37	(0.05)	(0.53)	(0.58)
Year Ended June 30, 2016	14.66	0.08	(f)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.74	0.07	(f)	3.08	3.15	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.69	0.10	(f)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(f)	0.13	0.20	(0.07)	(0.06)	(0.13)

Class R3
September 9, 2016 (g) through December 31, 2016 (Unaudited)	14.11	0.04	(f)	1.00	1.04	(0.08)	(0.53)	(0.61)

Class R4
September 9, 2016 (g) through December 31, 2016 (Unaudited)	14.15	0.05	(f)	1.00	1.05	(0.09)	(0.53)	(0.62)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	13.81	0.09	(f)	1.33	1.42	(0.10)	(0.53)	(0.63)
Year Ended June 30, 2016	14.80	0.18	(f)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.82	0.16	(f)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	13.82	0.09	(f)	1.34	1.43	(0.10)	(0.53)	(0.63)
Year Ended June 30, 2016	14.82	0.18	(f)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.83	0.17	(f)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	13.79	0.07	(f)	1.34	1.41	(0.08)	(0.53)	(0.61)
Year Ended June 30, 2016	14.78	0.13	(f)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)
Year Ended June 30, 2014	12.80	0.13	(f)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(f)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(f)	0.14	0.26	(0.11)	(0.06)	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.55	10.10%	$1,413,179	0.94%	0.81%	1.12%	39%
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83
14.75	8.70	1,399,208	0.95	0.92	1.10	79
14.92	25.90	1,172,752	0.97	0.77	1.05	73
12.80	23.14	874,571	0.97	1.06	1.06	88
10.73	2.27	662,367	0.97	0.93	1.08	83

14.17	9.89	319,680	1.44	0.32	1.57	39
13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79
14.61	25.30	175,265	1.47	0.28	1.55	73
12.56	22.43	110,837	1.46	0.56	1.56	88
10.55	1.83	75,962	1.47	0.43	1.58	83

14.60	10.32	3,240,103	0.61	1.14	0.69	39
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79
14.96	26.41	4,178,050	0.64	1.12	0.65	73
12.82	23.48	1,214,707	0.64	1.36	0.67	88
10.75	2.67	610,670	0.64	1.25	0.68	83

14.45	10.05	217,214	1.19	0.57	1.44	39
13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79
14.84	25.61	126,549	1.22	0.53	1.30	73
12.74	22.81	72,664	1.22	0.81	1.31	88
10.69	2.00	31,686	1.22	0.68	1.32	83

14.54	7.37	26	1.01	0.80	1.01	39

14.58	7.43	21	0.76	1.06	0.76	39

14.60	10.27	841,718	0.56	1.19	0.62	39
13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79
14.96	26.45	441,628	0.59	1.16	0.60	73
12.82	23.52	455,939	0.59	1.45	0.61	88
10.75	2.72	335,220	0.59	1.32	0.63	83

14.62	10.37	5,218,689	0.50	1.26	0.50	39
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79
14.98	26.57	2,392,416	0.54	1.21	0.55	73
12.83	23.56	1,379,173	0.54	1.47	0.56	88
10.76	2.76	1,114,492	0.54	1.38	0.57	83

14.59	10.25	1,094,192	0.76	1.00	0.83	39
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79
14.94	26.21	2,288,734	0.79	0.94	0.80	73
12.80	23.22	3,874,926	0.79	1.24	0.81	88
10.74	2.52	3,617,633	0.79	1.12	0.83	83
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class L^, Class R6 and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Focus Fund	Class A, Class C and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Hedged Equity Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class C, Class R2, Class R3*, Class R4*, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class C, Class L^, Class R2, Class R3*, Class R4*, Class R5, Class R6 and Select Class	JPM I	Diversified

*	Class R3 and Class R4 commenced operations on September 9, 2016 for Equity Income Fund, Large Cap Growth Fund and U.S. Equity Fund.
^	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.

The investment objective of Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of Equity Focus Fund and Large Cap Growth Fund is to seek long-term capital appreciation.

The investment objective of Equity Income Fund is to seek capital appreciation and current income.

The investment objective of Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of Hedged Equity Fund is to seek to provide capital appreciation.

The investment objective of Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class L, Class R2, Class R3, Class R4, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,822,226	$9,410	$—	$7,831,636

Depreciation in Other Financial Instruments
Futures Contracts	$(670)	$—	$—	$(670)

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$337,738	$—	$—	$337,738

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$148,292	$—	$—		$148,292

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$13,755,460	$—	$—		$13,755,460

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$527,837	$—	$—		$527,837

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$330,372	$80	$—		$330,452

Depreciation in Other Financial Instruments
Futures Contracts	$(65)	$—	$—		$(65)
Options Written
Call Option Written	(3,565)	—	—		(3,565)
Put Option Written	(646)	—	—		(646)

Total Depreciation in Other Financial Instruments	$(4,276)	$—	$—		$(4,276)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$11,986,696	$—	$—		$11,986,696

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$814,947	$—	$—	(d)	$814,947

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$12,396,922	$—	$—	(d)	$12,396,922

Depreciation in Other Financial Instruments
Futures Contracts	$(214)	$—	$—		$(214)

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

(b)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 and Level 3 are disclosed individually on the SOIs. Level 3 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(d)	Amount rounds to less than 500.

There were no transfers among any levels during the six months ended December 31, 2016.

B. Futures Contracts — Disciplined Equity Fund, Hedged Equity Fund and U.S. Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2016 (amounts in thousands):

	Disciplined Equity Fund	Hedged Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$101,278	$4,844	$66,531
Ending Notional Balance Long	143,340	9,057	34,661

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of Investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation/depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the six months ended December 31, 2016 were as follows (amounts in thousands except for number of contracts):

	Options
Hedged Equity Fund	Number of Contracts	Premiums Received
Options outstanding at June 30, 2016	2,282	$3,838
Options written	6,134	7,993
Options expired	(2,668)	(1,358)
Options closed	(2,844)	(6,198)

Options outstanding at December 31, 2016	2,904	$4,275

The Fund’s exchange-traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Fund’s options contracts activity during the six months ended December 31, 2016:

Hedged Equity Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	$1,264
Average Number of Contracts Written	2,527
Ending Number of Contracts Purchased	1,452
Ending Number of Contracts Written	2,904

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended December 31, 2016 are as follows (amounts in thousands):

	Class A		Class C		Class L (formerly Institutional Class)	Class R2		Class R3		Class R4		Class R5		Class R6		Select Class	Total
Disciplined Equity Fund
Transfer agency fees	$15		n/a		$7	n/a		n/a		n/a		n/a		$27		$5	$54
Sub-transfer agency fees	390		n/a		224	n/a		n/a		n/a		n/a		—		155	769
Dynamic Growth Fund
Transfer agency fees	2		$1		n/a	n/a		n/a		n/a		$—		n/a		3	6
Sub-transfer agency fees	49		7		n/a	n/a		n/a		n/a		—		n/a		14	70
Equity Focus Fund
Transfer agency fees	—	(a)	—	(a)	n/a	n/a		n/a		n/a		n/a		n/a		2	2
Sub-transfer agency fees	1		—	(a)	n/a	n/a		n/a		n/a		n/a		n/a		15	16
Equity Income Fund
Transfer agency fees	91		34		n/a	$6		$—	(a)	$—	(a)	6		12		31	180
Sub-transfer agency fees	1,617		436		n/a	61		—		—		283		—		1,271	3,668
Growth and Income Fund
Transfer agency fees	109		2		n/a	—	(a)	n/a		n/a		—	(a)	—	(a)	3	114
Sub-transfer agency fees	89		8		n/a	—		n/a		n/a		—		—		11	108
Hedged Equity Fund
Transfer agency fees	1		1		n/a	n/a		n/a		n/a		—	(a)	—	(a)	5	7
Sub-transfer agency fees	73		3		n/a	n/a		n/a		n/a		—	(a)	—		37	113
Large Cap Growth Fund
Transfer agency fees	245		16		n/a	7		—	(a)	—	(a)	11		23		34	336
Sub-transfer agency fees	3,347		238		n/a	145		—		—		512		—		1,508	5,750
Large Cap Value Fund
Transfer agency fees	28		3		n/a	1		n/a		n/a		—	(a)	—		2	34
Sub-transfer agency fees	23		6		n/a	4		n/a		n/a		—	(a)	—		6	39
U.S. Equity Fund
Transfer agency fees	61		8		67	3		—	(a)	—	(a)	6		18		18	181
Sub-transfer agency fees	884		105		1,453	208		—		—		327		—		434	3,411

(a)	Amount rounds to less than 500.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for Dynamic Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Focus Fund	0.60	*
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

*	Prior to November 1, 2016, the investment advisory fee was 0.65% for the Equity Focus Fund.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class L, Class R4, Class R5, Class R6 and Select Class do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	0.75%	n/a	n/a
Equity Focus Fund	0.25	0.75	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Growth and Income Fund	0.25	0.75	0.50	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2016, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$5	$—
Dynamic Growth Fund	11	—	(a)
Equity Focus Fund	1	—
Equity Income Fund	411	2
Growth and Income Fund	17	—	(a)
Hedged Equity Fund	3	—
Large Cap Growth Fund	74	2
Large Cap Value Fund	9	—	(a)
U.S. Equity Fund	69	—	(a)

(a)	Amount rounds to less than 500.

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class L (formerly Institutional Class)	Class R2	Class R3	Class R4	Class R5	Select Class
Disciplined Equity Fund	0.25%	n/a	0.10%	n/a	n/a	n/a	n/a	0.25%
Dynamic Growth Fund	0.25	0.25%	n/a	n/a	n/a	n/a	0.05%	0.25
Equity Focus Fund	0.25	0.25	n/a	n/a	n/a	n/a	n/a	0.25
Equity Income Fund	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.05	0.25
Growth and Income Fund	0.25	0.25	n/a	0.25	n/a	n/a	0.05	0.25
Hedged Equity Fund	0.25	0.25	n/a	n/a	n/a	n/a	0.05	0.25
Large Cap Growth Fund	0.25	0.25	n/a	0.25	0.25	0.25	0.05	0.25
Large Cap Value Fund	0.25	0.25	n/a	0.25	n/a	n/a	0.05	0.25
U.S. Equity Fund	0.25	0.25	0.10	0.25	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class L (formerly Institutional Class)	Class R2		Class R3	Class R4	Class R5	Class R6	Select Class
Disciplined Equity Fund*	0.60%	n/a	0.45%	n/a		n/a	n/a	n/a	0.25%	0.35%
Dynamic Growth Fund**	1.15	1.65%	n/a	n/a		n/a	n/a	0.70%	n/a	0.90
Equity Focus Fund***	1.15	1.65	n/a	n/a		n/a	n/a	n/a	n/a	0.90
Equity Income Fund	1.04	1.54	n/a	1.29%		1.04%	0.79%	0.59	0.54	0.79
Growth and Income Fund	1.04	1.54	n/a	1.29		n/a	n/a	0.59	0.54	0.79
Hedged Equity Fund	0.85	1.35	n/a	n/a		n/a	n/a	0.40	0.35	0.60
Large Cap Growth Fund	1.05	1.55	n/a	1.40	****	1.15	0.90	0.70	0.65	0.90
Large Cap Value Fund	0.93	1.45	n/a	1.30	****	n/a	n/a	0.60	0.55	0.80
U.S. Equity Fund	0.94	1.44	0.61	1.26	****	1.01	0.76	0.56	0.51	0.76

*	Prior to November 1, 2016, the contractual expense limitation for Disciplined Equity Fund was 0.85%, 0.45%, 0.35% and 0.60% for Class A, Class L, Class R6 and Select Class Shares respectively, The contractual expense limitation percentages in the table above are in place until at least October 31, 2018.

**	Prior to November 1, 2016, the contractual expense limitation for Dynamic Growth Fund was 1.19%, 1.69%, 0.74% and 0.94% for Class A, Class C, Class R5 and Select Class Shares respectively, The contractual expense limitation percentages in the table above are in place until at least October 31, 2018.

***	Prior to November 1, 2016, the contractual expense limitation for Equity Focus Fund was 1.25%, 1.75% and 1.00% for Class A, Class C and Select Class Shares respectively, The contractual expense limitation percentages in the table above are in place until at least October 31, 2018.
****

The contractual expense percentages in the table above are in place until at least October 31, 2018. For Class R2 Shares of Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund, the Adviser, Administrator and/or Distributor contractually waived fees and/or reimbursed the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.30%, 1.20% and 1.19% of the Fund’s average daily net assets, respectively during the period July 1, 2016 through October 31, 2016. During the period November 1, 2016 through December 31, 2016, the Adviser, Administrator and/or Distributor voluntarily waived fees and/or reimbursed the Funds to the extent that total annual operating expenses for Class R2 Shares of these Funds exceeded 1.30%, 1.20% and 1.19%, respectively. The Funds’ service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2016 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2017.

For the six months ended December 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Disciplined Equity Fund	$739	$492	$782	$2,013	$75
Dynamic Growth Fund	68	45	76	189	—
Equity Focus Fund	74	34	1	109	—
Equity Income Fund	14	—	1,436	1,450	—
Growth and Income Fund	56	37	106	199	—	(a)
Hedged Equity Fund	124	83	68	275	—	(a)
Large Cap Growth Fund	17	—	5,819	5,836	12
Large Cap Value Fund	1	—	116	117	1
U.S. Equity Fund	15	—	3,712	3,727	57

(a)	Amount rounds to less than 500.

Voluntary Waivers
Shareholder Servicing
Large Cap Growth Fund	$29
Large Cap Value Fund	1
U.S. Equity Fund	25

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2016 were as follows (amounts in thousands):

Disciplined Equity Fund	$68
Dynamic Growth Fund	2
Equity Focus Fund	4
Equity Income Fund	247
Growth and Income Fund	6
Hedged Equity Fund	3
Large Cap Growth Fund	128
Large Cap Value Fund	10
U.S. Equity Fund	96

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

During the six months ended December 31, 2016, Disciplined Equity Fund, Hedged Equity Fund, Large Cap Growth Fund and U.S. Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2016, the Funds incurred brokerage commissions with broker dealers affiliated with the Adviser as follows (amounts in thousands):

Disciplined Equity Fund	$—(a)
Dynamic Growth Fund	—(a)
Equity Focus Fund	—(a)
Hedged Equity Fund	—(a)
Large Cap Growth Fund	—(a)
Large Cap Value Fund	—(a)
U.S. Equity Fund	1

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$1,860,988	$2,944,005
Dynamic Growth Fund	97,476	105,196
Equity Focus Fund	33,781	48,301
Equity Income Fund	2,213,751	1,088,878
Growth and Income Fund	95,215	105,426
Hedged Equity Fund	104,648	46,568
Large Cap Growth Fund	2,015,151	4,391,351
Large Cap Value Fund	537,625	579,393
U.S. Equity Fund	4,803,007	5,853,323

During the six months ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$6,608,267	$1,325,016	$101,647	$1,223,369
Dynamic Growth Fund	259,595	82,681	4,538	78,143
Equity Focus Fund	125,049	24,717	1,474	23,243
Equity Income Fund	10,899,524	2,946,385	90,449	2,855,936
Growth and Income Fund	361,898	171,142	5,203	165,939
Hedged Equity Fund	287,612	46,125	3,285	42,840
Large Cap Growth Fund	8,341,873	3,754,268	109,445	3,644,823
Large Cap Value Fund	668,066	150,551	3,670	146,881
U.S. Equity Fund	8,993,336	3,463,184	59,598	3,403,586

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

At June 30, 2016, the following Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2017
Large Cap Value Fund	$1,637

At June 30, 2016, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Disciplined Equity Fund	$130,031	$—
Hedged Equity Fund	5,312	7,993

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2016. Average borrowings from the Facility for the six months ended December 31, 2016, were as follows (amounts in thousands).

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Large Cap Growth Fund	$19,026	0.49%	2	$1

(a)	Amount rounds to less than 500.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at December 31, 2016. Average borrowings from the Credit Facility for, or at any time during the six months ended December 31, 2016, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Equity Focus Fund	$500	1.53%	1	$—	(a)

(a)	Amount rounds to less than 500.

102	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2016, J.P. Morgan Access Funds, Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Access Funds	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	n/a	67.0%
Dynamic Growth Fund	n/a	66.3%	n/a
Equity Focus Fund	26.3%	n/a	n/a
Large Cap Value Fund	n/a	72.2	n/a
U.S. Equity Fund	n/a	10.4	18.2

As of December 31, 2016, the Funds had omnibus accounts which represented the following percentage of each Fund’s net assets:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Disciplined Equity Fund	1	11.0%	—	n/a
Dynamic Growth Fund	3	58.0	1	13.5%
Equity Focus Fund	4	95.1	—	n/a
Growth and Income Fund	1	23.5	—	n/a
Hedged Equity Fund	—	n/a	4	70.1
Large Cap Value Fund	3	67.0	—	n/a
U.S. Equity Fund	1	14.1	—	n/a

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	103

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016 and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual*	$1,000.00	$1,087.30	$4.05	0.77%
Hypothetical*	1,000.00	1,021.32	3.92	0.77
Class L (formerly Institutional Class)
Actual*	1,000.00	1,089.10	2.26	0.43
Hypothetical*	1,000.00	1,023.04	2.19	0.43
Class R6
Actual*	1,000.00	1,089.70	1.63	0.31
Hypothetical*	1,000.00	1,023.64	1.58	0.31
Select Class
Actual*	1,000.00	1,088.90	2.74	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52

Dynamic Growth Fund
Class A
Actual*	1,000.00	1,076.10	6.12	1.17
Hypothetical*	1,000.00	1,019.31	5.96	1.17
Class C
Actual*	1,000.00	1,073.40	8.73	1.67
Hypothetical*	1,000.00	1,016.79	8.49	1.67
Class R5
Actual*	1,000.00	1,078.80	3.77	0.72
Hypothetical*	1,000.00	1,021.58	3.67	0.72
Select Class
Actual*	1,000.00	1,077.70	4.82	0.92
Hypothetical*	1,000.00	1,020.57	4.69	0.92

104	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual*	$1,000.00	$1,118.90	$6.46	1.21%
Hypothetical*	1,000.00	1,019.11	6.16	1.21
Class C
Actual*	1,000.00	1,116.10	9.07	1.70
Hypothetical*	1,000.00	1,016.64	8.64	1.70
Select Class
Actual*	1,000.00	1,120.40	5.13	0.96
Hypothetical*	1,000.00	1,020.37	4.89	0.96

Equity Income Fund
Class A
Actual*	1,000.00	1,084.00	5.41	1.03
Hypothetical*	1,000.00	1,020.01	5.24	1.03
Class C
Actual*	1,000.00	1,080.90	8.02	1.53
Hypothetical*	1,000.00	1,017.49	7.78	1.53
Class R2
Actual*	1,000.00	1,082.50	6.72	1.28
Hypothetical*	1,000.00	1,018.75	6.51	1.28
Class R3
Actual**	1,000.00	1,076.80	3.22	1.02
Hypothetical*	1,000.00	1,020.06	5.19	1.02
Class R4
Actual**	1,000.00	1,077.60	2.43	0.77
Hypothetical*	1,000.00	1,021.32	3.92	0.77
Class R5
Actual*	1,000.00	1,086.30	3.05	0.58
Hypothetical*	1,000.00	1,022.28	2.96	0.58
Class R6
Actual*	1,000.00	1,086.90	2.58	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49
Select Class
Actual*	1,000.00	1,084.50	4.10	0.78
Hypothetical*	1,000.00	1,021.27	3.97	0.78

Growth and Income Fund
Class A
Actual*	1,000.00	1,117.00	5.50	1.03
Hypothetical*	1,000.00	1,020.01	5.24	1.03
Class C
Actual*	1,000.00	1,114.20	8.15	1.53
Hypothetical*	1,000.00	1,017.49	7.78	1.53
Class R2
Actual*	1,000.00	1,115.70	6.83	1.28
Hypothetical*	1,000.00	1,018.75	6.51	1.28
Class R5
Actual*	1,000.00	1,119.70	3.15	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class R6
Actual*	1,000.00	1,120.00	2.78	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52
Select Class
Actual*	1,000.00	1,118.30	4.22	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	105

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Hedged Equity Fund
Class A
Actual*	$1,000.00	$1,072.60	$4.39	0.84%
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class C
Actual*	1,000.00	1,070.30	6.99	1.34
Hypothetical*	1,000.00	1,018.45	6.82	1.34
Class R5
Actual*	1,000.00	1,075.30	2.09	0.40
Hypothetical*	1,000.00	1,023.19	2.04	0.40
Class R6
Actual*	1,000.00	1,075.60	1.83	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35
Select Class
Actual*	1,000.00	1,074.50	3.14	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60

Large Cap Growth Fund
Class A
Actual*	1,000.00	1,053.80	5.44	1.05
Hypothetical*	1,000.00	1,019.91	5.35	1.05
Class C
Actual*	1,000.00	1,050.90	8.01	1.55
Hypothetical*	1,000.00	1,017.39	7.88	1.55
Class R2
Actual*	1,000.00	1,052.40	6.73	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30
Class R3
Actual**	1,000.00	1,026.00	3.39	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10
Class R4
Actual**	1,000.00	1,026.60	2.62	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Class R5
Actual*	1,000.00	1,055.40	3.63	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70
Class R6
Actual*	1,000.00	1,055.80	3.11	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Select Class
Actual*	1,000.00	1,054.50	4.66	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90

Large Cap Value Fund
Class A
Actual*	1,000.00	1,211.00	5.13	0.92
Hypothetical*	1,000.00	1,020.57	4.69	0.92
Class C
Actual*	1,000.00	1,207.20	8.01	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class R2
Actual*	1,000.00	1,209.90	6.63	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Class R5
Actual*	1,000.00	1,212.60	3.23	0.58
Hypothetical*	1,000.00	1,022.28	2.96	0.58

106	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Large Cap Value Fund (continued)
Class R6
Actual*	$1,000.00	$1,213.40	$2.85	0.51%
Hypothetical*	1,000.00	1,022.63	2.60	0.51
Select Class
Actual*	1,000.00	1,211.70	4.40	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79

U.S. Equity Fund
Class A
Actual*	1,000.00	1,101.00	4.98	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class C
Actual*	1,000.00	1,098.90	7.62	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Class L (formerly Institutional Class)
Actual*	1,000.00	1,103.20	3.23	0.61
Hypothetical*	1,000.00	1,022.13	3.11	0.61
Class R2
Actual*	1,000.00	1,100.50	6.30	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Class R3
Actual**	1,000.00	1,073.70	3.22	1.02
Hypothetical*	1,000.00	1,020.06	5.19	1.02
Class R4
Actual**	1,000.00	1,074.30	2.43	0.77
Hypothetical*	1,000.00	1,021.32	3.92	0.77
Class R5
Actual*	1,000.00	1,102.70	2.97	0.56
Hypothetical*	1,000.00	1,022.38	2.85	0.56
Class R6
Actual*	1,000.00	1,103.70	2.65	0.50
Hypothetical*	1,000.00	1,022.68	2.55	0.50
Select Class
Actual*	1,000.00	1,102.50	4.03	0.76
Hypothetical*	1,000.00	1,021.37	3.87	0.76

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 111/365 (to reflect the actual period). Commencement of operations was September 9, 2016.

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	107

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

108	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Dynamic Growth Fund, Equity Focus Fund, Growth and Income Fund, and Hedged Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	109

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s performance for Class A shares was in the fifth, first and first quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the fourth, second and second quintiles for the one-, three-, and five-year periods ended December 31, 2015, respectively, based upon both the Peer Group and Universe. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Dynamic Growth Fund’s performance for Class A shares was in the first, second and third quintiles for the one-, three-, and five-year periods ended December 31, 2015, respectively, based upon both the Peer Group and Universe. The Trustees noted that the performance for Select Class shares was in the first, first, and second quintiles based upon the Peer Group, and in the first, second and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Equity Focus Fund’s performance for Class A shares was in the second quintile for both the one- and three-year periods ended December 31, 2015 based upon both the Peer Group and Universe. The Trustees noted that the performance for Select Class shares was in the third and second quintiles for the one- and three-year periods ended December 31, 2015, respectively, based upon the Peer Group, and in the second quintile for both the one- and three-year periods ended December 31, 2015 based upon the Universe. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Equity Income Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the third, first and first quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance for Class A shares was in the fourth, fourth and first quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015,

110	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

respectively. The Trustees noted that the performance for Select Class shares was in the fourth, second and first quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Hedged Equity Fund’s performance for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2015. The Trustees noted that the performance for Select Class shares was in the fifth and third quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Large Cap Growth Fund’s performance for Class A shares was in the first, third and third quintiles based upon the Peer Group, and in the second, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the fourth, fifth and fifth quintiles based upon the Peer Group, and in the second, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Large Cap Value Fund’s performance for Class A and Select Class shares was in the first, first, and second quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the U.S. Equity Fund’s performance for Class A shares was in the third, first, and first quintiles based upon the Peer Group, and in the second, first, and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the fourth, first and first quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile based upon both the Peer Groups and Universe. The Trustees also noted that the expense caps for certain share classes were reduced effective November 1, 2016. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Dynamic Growth Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expense for Class A shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Select Class shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the expense caps for certain share classes were reduced effective November 1, 2016. After considering the factors identified above, in light of this

DECEMBER 31, 2016	J.P. MORGAN LARGE CAP FUNDS	111

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Equity Focus Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Select Class shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, including a reduction in the contractual advisory fee from 0.65% to 0.60% and a reduction in the expense caps for certain share classes effective November 1, 2016, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that both the net advisory fee and actual total expenses for Select Class shares were in the first and second quintiles, based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Select Class shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for Class A and Select Class shares were in the first quintile based upon both the Peer Groups and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the actual total expenses for Class A shares were in the third and first quintiles based upon the Peer Group and Universe, respectively, and in the third quintile for Select Class shares based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that both the net advisory fee and actual total expenses were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Select Class shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Select Class shares were in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

112	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	SAN-LCE-1216

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2016 (Unaudited)

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholder,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

“We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.”

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Index Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

U.S. equity investments generally continued to outperform both other developed markets and emerging markets during the second half of 2016. Rebounding in the wake of the U.K.’s vote to exit from the European Union, the Standard & Poor’s 500 (the “S&P 500”) reached new closing highs in July and August. Global oil prices also continued to rise during the reporting period and reached 15-month highs in advance of the November 30th meeting of the Organization of Petroleum Exporting Countries.

Meanwhile, the November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. The U.S. equity market recovered within a day and in the following weeks the S&P 500 surpassed 2,200 points for the first time and reached eight new closing highs by the end of 2016. The Dow Jones Industrial Average surpassed 19,000 points for the first time and reached 17 new closing highs between the election and the end of the year. In particular, energy, pharmaceutical and financial sector stocks generally rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

During the reporting period, value stocks generally outperformed growth stocks and small-capitalization and mid-cap stocks outperformed large-cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors. For the six months ended December 31, 2016, the S&P 500 returned 7.82%.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.70%
S&P 500 Index**	7.82%

Net Assets as of 12/31/2016 (In Thousands)	$1,685,833

INVESTMENT OBJECTIVE***

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Index (S&P 500) (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares performed largely in line with the Benchmark for the six months ended December 31, 2016, before considering the effect of Fund fees and expenses. This was consistent with its indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to those of the Benchmark.

Overall, U.S. equity investments continued to outperform both other developed markets and emerging markets during the second half of 2016. The S&P 500 surpassed 2,200 points for the first time and reached eight new closing highs between the U.S. presidential election and the end of 2016. The financials and information technology sectors were the largest contributors to the performance of the Fund and the Benchmark, while the consumer staples and health care sectors were the largest detractors from performance.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	3.2%
2.	Microsoft Corp.	2.5
3.	Exxon Mobil Corp.	1.9
4.	Johnson & Johnson	1.6
5.	Berkshire Hathaway, Inc., Class B	1.6
6.	JPMorgan Chase & Co.	1.6
7.	Amazon.com, Inc.	1.5
8.	General Electric Co.	1.4
9.	Facebook, Inc., Class A	1.4
10.	AT&T, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	20.7%
Financials	14.8
Health Care	13.6
Consumer Discretionary	12.0
Industrials	10.2
Consumer Staples	9.4
Energy	7.5
Utilities	3.2
Real Estate	2.9
Materials	2.8
Telecommunication Services	2.7
Short-Term Investment	0.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		1.92%	5.59%	12.91%	5.92%
Without Sales Charge		7.57	11.46	14.13	6.49
CLASS C SHARES	November 4, 1997
With CDSC***		6.16	9.61	13.28	5.69
Without CDSC		7.16	10.61	13.28	5.69
CLASS R6 SHARES	September 1, 2016	7.76	11.78	14.42	6.76
SELECT CLASS SHARES	July 2, 1991	7.70	11.71	14.41	6.76

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	14.90%
S&P 1000 Index**	14.02%

Net Assets as of 12/31/2016 (In Thousands)	$991,926

INVESTMENT OBJECTIVE***

The JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Standard & Poor’s 1000 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the software & services sector and the consumer cyclical sector was a leading contributor to relative performance during the reporting period. The Fund’s security selection in the insurance sector and the health services & systems sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Dana Inc., Momenta Pharmaceuticals Inc. and ArcBest Corp. Shares of Dana Holding, an automotive parts supplier, rose amid continued strength in U.S. auto sales. Shares of Momenta Pharmaceuticals, a maker of generic drugs, rose on positive results from clinical trials of its bio-similar drug for psoriasis. Shares of ArcBest, a freight transportation company, rose after reporting better-than-expected revenue.

Leading individual detractors from relative performance included the Fund’s position in Geo Group Inc., its overweight position in Essendant Inc. and its underweight position in U.S. Steel Corp. Shares of Geo Group, an operator of private prisons, fell after the U.S. Federal Bureau of Prisons unveiled plans to phase out the use of private prisons. Shares of Essendant, an office supply wholesaler, fell after U.S. regulators halted the company’s planned acquisition of Staples Inc.’s wholesale business. Shares of U.S. Steel, a steelmaker, rose amid investor expectations that the administration of President-elect Donald Trump would enact policies benefitting the domestic steel industry.

HOW WAS THE FUND POSITIONED?

The Fund seeks to track the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. Looking at valuation and momentum, the Fund’s portfolio managers overweighted what they believed were attractively priced stocks with improving momentum and underweighted what they believed were expensive stocks with deteriorating momentum, based on their bottom-up approach to stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Computer Sciences Corp.	0.8%
2.	Synopsys, Inc.	0.7
3.	Ingredion, Inc.	0.7
4.	UGI Corp.	0.7
5.	Arrow Electronics, Inc.	0.7
6.	Huntington Ingalls Industries, Inc.	0.7
7.	Raymond James Financial, Inc.	0.6
8.	East West Bancorp, Inc.	0.6
9.	Reinsurance Group of America, Inc.	0.6
10.	Atmos Energy Corp.	0.6

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	17.8%
Financials	16.0
Industrials	15.3
Consumer Discretionary	10.8
Health Care	9.3
Real Estate	9.0
Materials	7.0
Utilities	4.4
Energy	3.5
Consumer Staples	3.4
Telecommunication Services	0.6
Short-Term Investment	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 1000 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 1998
With Sales Charge**		8.79%	15.00%	14.58%	7.93%
Without Sales Charge		14.82	21.37	15.82	8.52
CLASS C SHARES	March 22, 1999
With CDSC***		13.37	19.58	15.01	7.75
Without CDSC		14.37	20.58	15.01	7.75
CLASS R2 SHARES	November 3, 2008	14.69	21.19	15.52	8.19
SELECT CLASS SHARES	July 31, 1998	14.90	21.76	16.11	8.79

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Select Class Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Enhanced Index Fund, the S&P 1000 Index, the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within the small cap and mid cap categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.8%
	Consumer Discretionary — 12.0%
	Auto Components — 0.2%
17	BorgWarner, Inc.	689
24	Delphi Automotive plc	1,593
23	Goodyear Tire & Rubber Co. (The)	704

		2,986

	Automobiles — 0.5%
341	Ford Motor Co.	4,134
121	General Motors Co.	4,220
15	Harley-Davidson, Inc.	901

		9,255

	Distributors — 0.1%
13	Genuine Parts Co.	1,241
27	LKQ Corp. (a)	823

		2,064

	Diversified Consumer Services — 0.0% (g)
18	H&R Block, Inc.	416

	Hotels, Restaurants & Leisure — 1.6%
37	Carnival Corp.	1,906
3	Chipotle Mexican Grill, Inc. (a)	954
11	Darden Restaurants, Inc.	781
28	Marriott International, Inc., Class A	2,312
73	McDonald’s Corp.	8,827
15	Royal Caribbean Cruises Ltd.	1,199
127	Starbucks Corp.	7,056
9	Wyndham Worldwide Corp.	719
7	Wynn Resorts Ltd.	599
30	Yum! Brands, Inc.	1,928

		26,281

	Household Durables — 0.5%
30	DR Horton, Inc.	810
10	Garmin Ltd.	487
6	Harman International Industries, Inc.	677
12	Leggett & Platt, Inc.	570
17	Lennar Corp., Class A	736
6	Mohawk Industries, Inc. (a)	1,099
42	Newell Brands, Inc.	1,881
26	PulteGroup, Inc.	478
7	Whirlpool Corp.	1,192

		7,930

	Internet & Direct Marketing Retail — 2.3%
34	Amazon.com, Inc. (a)	25,823
11	Expedia, Inc.	1,195
37	Netflix, Inc. (a)	4,639

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Direct Marketing Retail — continued
4	Priceline Group, Inc. (The) (a)	6,319
10	TripAdvisor, Inc. (a)	463

		38,439

	Leisure Products — 0.1%
10	Hasbro, Inc.	763
30	Mattel, Inc.	823

		1,586

	Media — 3.1%
34	CBS Corp. (Non-Voting), Class B	2,177
19	Charter Communications, Inc., Class A (a)	5,444
208	Comcast Corp., Class A	14,371
13	Discovery Communications, Inc., Class A (a)	364
19	Discovery Communications, Inc., Class C (a)	516
35	Interpublic Group of Cos., Inc. (The)	812
33	News Corp., Class A	382
10	News Corp., Class B	123
21	Omnicom Group, Inc.	1,753
8	Scripps Networks Interactive, Inc., Class A	594
19	TEGNA, Inc.	400
67	Time Warner, Inc.	6,500
92	Twenty-First Century Fox, Inc., Class A	2,592
43	Twenty-First Century Fox, Inc., Class B	1,159
30	Viacom, Inc., Class B	1,065
128	Walt Disney Co. (The)	13,324

		51,576

	Multiline Retail — 0.5%
22	Dollar General Corp.	1,644
21	Dollar Tree, Inc. (a)	1,591
15	Kohl’s Corp.	761
27	Macy’s, Inc.	956
10	Nordstrom, Inc.	486
49	Target Corp.	3,542

		8,980

	Specialty Retail — 2.4%
6	Advance Auto Parts, Inc.	1,088
6	AutoNation, Inc. (a)	279
3	AutoZone, Inc. (a)	1,989
13	Bed Bath & Beyond, Inc.	540
24	Best Buy Co., Inc.	1,017
17	CarMax, Inc. (a)	1,070
12	Foot Locker, Inc.	838
19	Gap, Inc. (The)	430
106	Home Depot, Inc. (The)	14,262
21	L Brands, Inc.	1,381

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Specialty Retail — continued
76	Lowe’s Cos., Inc.	5,402
8	O’Reilly Automotive, Inc. (a)	2,297
35	Ross Stores, Inc.	2,272
6	Signet Jewelers Ltd.	573
57	Staples, Inc.	514
9	Tiffany & Co.	723
57	TJX Cos., Inc. (The)	4,276
11	Tractor Supply Co.	869
5	Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,305
8	Urban Outfitters, Inc. (a)	220

		41,345

	Textiles, Apparel & Luxury Goods — 0.7%
24	Coach, Inc.	857
33	Hanesbrands, Inc.	712
14	Michael Kors Holdings Ltd. (a)	616
117	NIKE, Inc., Class B	5,931
7	PVH Corp.	625
5	Ralph Lauren Corp.	444
16	Under Armour, Inc., Class A (a)	466
16	Under Armour, Inc., Class C (a)	406
29	VF Corp.	1,542

		11,599

	Total Consumer Discretionary	202,457

	Consumer Staples — 9.4%
	Beverages — 2.1%
16	Brown-Forman Corp., Class B	715
339	Coca-Cola Co. (The)	14,053
16	Constellation Brands, Inc., Class A	2,379
16	Dr Pepper Snapple Group, Inc.	1,455
16	Molson Coors Brewing Co., Class B	1,566
35	Monster Beverage Corp. (a)	1,570
125	PepsiCo, Inc.	13,103

		34,841

	Food & Staples Retailing — 2.1%
38	Costco Wholesale Corp.	6,111
93	CVS Health Corp.	7,348
82	Kroger Co. (The)	2,845
44	Sysco Corp.	2,433
75	Walgreens Boots Alliance, Inc.	6,185
131	Wal-Mart Stores, Inc.	9,089
28	Whole Foods Market, Inc.	855

		34,866

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.6%
50	Archer-Daniels-Midland Co.	2,294
17	Campbell Soup Co.	1,023
36	Conagra Brands, Inc.	1,436
52	General Mills, Inc.	3,190
12	Hershey Co. (The)	1,260
24	Hormel Foods Corp.	820
10	JM Smucker Co. (The)	1,302
22	Kellogg Co.	1,626
52	Kraft Heinz Co. (The)	4,548
10	McCormick & Co., Inc.	934
16	Mead Johnson Nutrition Co.	1,141
135	Mondelez International, Inc., Class A	5,978
25	Tyson Foods, Inc., Class A	1,565

		27,117

	Household Products — 1.8%
23	Church & Dwight Co., Inc.	998
11	Clorox Co. (The)	1,349
78	Colgate-Palmolive Co.	5,079
31	Kimberly-Clark Corp.	3,569
234	Procter & Gamble Co. (The)	19,647

		30,642

	Personal Products — 0.1%
41	Coty, Inc., Class A	752
19	Estee Lauder Cos., Inc. (The), Class A	1,484

		2,236

	Tobacco — 1.7%
170	Altria Group, Inc.	11,516
135	Philip Morris International, Inc.	12,394
72	Reynolds American, Inc.	4,046

		27,956

	Total Consumer Staples	157,658

	Energy — 7.5%
	Energy Equipment & Services — 1.2%
37	Baker Hughes, Inc.	2,399
20	FMC Technologies, Inc. (a)	700
75	Halliburton Co.	4,083
9	Helmerich & Payne, Inc.	731
33	National Oilwell Varco, Inc.	1,235
121	Schlumberger Ltd.	10,199
34	Transocean Ltd. (a)	501

		19,848

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 6.3%
49	Anadarko Petroleum Corp.	3,403
33	Apache Corp.	2,103
41	Cabot Oil & Gas Corp.	949
65	Chesapeake Energy Corp. (a)	457
165	Chevron Corp.	19,402
8	Cimarex Energy Co.	1,127
13	Concho Resources, Inc. (a)	1,691
108	ConocoPhillips	5,425
46	Devon Energy Corp.	2,088
50	EOG Resources, Inc.	5,089
15	EQT Corp.	986
362	Exxon Mobil Corp.	32,682
23	Hess Corp.	1,450
168	Kinder Morgan, Inc.	3,472
74	Marathon Oil Corp.	1,281
46	Marathon Petroleum Corp.	2,320
14	Murphy Oil Corp.	440
17	Newfield Exploration Co. (a)	698
37	Noble Energy, Inc.	1,425
67	Occidental Petroleum Corp.	4,753
18	ONEOK, Inc.	1,055
39	Phillips 66	3,341
15	Pioneer Natural Resources Co.	2,669
16	Range Resources Corp.	563
43	Southwestern Energy Co. (a)	464
61	Spectra Energy Corp.	2,517
10	Tesoro Corp.	892
40	Valero Energy Corp.	2,700
60	Williams Cos., Inc. (The)	1,858

		107,300

	Total Energy	127,148

	Financials — 14.8%
	Banks — 6.7%
882	Bank of America Corp.	19,500
71	BB&T Corp.	3,332
249	Citigroup, Inc.	14,789
45	Citizens Financial Group, Inc.	1,593
15	Comerica, Inc.	1,025
66	Fifth Third Bancorp	1,779
95	Huntington Bancshares, Inc.	1,252
312	JPMorgan Chase & Co. (q)	26,962
94	KeyCorp	1,724
14	M&T Bank Corp.	2,118
27	People’s United Financial, Inc.	526
42	PNC Financial Services Group, Inc. (The)	4,969
107	Regions Financial Corp.	1,543

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
43	SunTrust Banks, Inc.	2,351
140	U.S. Bancorp	7,167
395	Wells Fargo & Co.	21,752
18	Zions Bancorporation	765

		113,147

	Capital Markets — 2.8%
5	Affiliated Managers Group, Inc. (a)	695
14	Ameriprise Financial, Inc.	1,531
92	Bank of New York Mellon Corp. (The)	4,375
11	BlackRock, Inc.	4,040
105	Charles Schwab Corp. (The)	4,158
30	CME Group, Inc.	3,418
24	E*TRADE Financial Corp. (a)	828
30	Franklin Resources, Inc.	1,199
32	Goldman Sachs Group, Inc. (The)	7,732
52	Intercontinental Exchange, Inc.	2,935
36	Invesco Ltd.	1,082
15	Moody’s Corp.	1,369
126	Morgan Stanley	5,320
10	Nasdaq, Inc.	668
19	Northern Trust Corp.	1,655
23	S&P Global, Inc.	2,433
32	State Street Corp.	2,461
21	T Rowe Price Group, Inc.	1,600

		47,499

	Consumer Finance — 0.8%
67	American Express Co.	4,973
42	Capital One Financial Corp.	3,674
34	Discover Financial Services	2,483
26	Navient Corp.	435
68	Synchrony Financial	2,483

		14,048

	Diversified Financial Services — 1.7%
166	Berkshire Hathaway, Inc., Class B (a)	27,023
28	Leucadia National Corp.	658

		27,681

	Insurance — 2.8%
36	Aflac, Inc.	2,480
32	Allstate Corp. (The)	2,383
85	American International Group, Inc.	5,565
23	Aon plc	2,562
16	Arthur J Gallagher & Co.	808
5	Assurant, Inc.	462
41	Chubb Ltd.	5,369

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
13	Cincinnati Financial Corp.	992
33	Hartford Financial Services Group, Inc. (The)	1,572
20	Lincoln National Corp.	1,323
24	Loews Corp.	1,130
45	Marsh & McLennan Cos., Inc.	3,043
96	MetLife, Inc.	5,172
23	Principal Financial Group, Inc.	1,352
51	Progressive Corp. (The)	1,799
38	Prudential Financial, Inc.	3,907
10	Torchmark Corp.	711
25	Travelers Cos., Inc. (The)	3,036
20	Unum Group	890
11	Willis Towers Watson plc	1,372
23	XL Group Ltd., (Ireland)	875

		46,803

	Total Financials	249,178

	Health Care — 13.6%
	Biotechnology — 2.8%
142	AbbVie, Inc.	8,886
20	Alexion Pharmaceuticals, Inc. (a)	2,396
65	Amgen, Inc.	9,498
19	Biogen, Inc. (a)	5,387
68	Celgene Corp. (a)	7,835
115	Gilead Sciences, Inc.	8,238
7	Regeneron Pharmaceuticals, Inc. (a)	2,423
22	Vertex Pharmaceuticals, Inc. (a)	1,595

		46,258

	Health Care Equipment & Supplies — 2.4%
129	Abbott Laboratories	4,938
43	Baxter International, Inc.	1,895
19	Becton Dickinson and Co.	3,069
119	Boston Scientific Corp. (a)	2,572
4	Cooper Cos., Inc. (The)	745
6	CR Bard, Inc.	1,442
53	Danaher Corp.	4,137
20	DENTSPLY SIRONA, Inc.	1,164
19	Edwards Lifesciences Corp. (a)	1,749
24	Hologic, Inc. (a)	975
3	Intuitive Surgical, Inc. (a)	2,145
120	Medtronic plc	8,540
25	St Jude Medical, Inc.	2,001
27	Stryker Corp.	3,252
8	Varian Medical Systems, Inc. (a)	732
17	Zimmer Biomet Holdings, Inc.	1,805

		41,161

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 2.6%
31	Aetna, Inc.	3,800
15	AmerisourceBergen Corp.	1,142
23	Anthem, Inc.	3,307
28	Cardinal Health, Inc.	2,011
15	Centene Corp. (a)	843
22	Cigna Corp.	2,991
14	DaVita, Inc. (a)	885
10	Envision Healthcare Corp. (a)	648
54	Express Scripts Holding Co. (a)	3,704
26	HCA Holdings, Inc. (a)	1,889
7	Henry Schein, Inc. (a)	1,066
13	Humana, Inc.	2,657
9	Laboratory Corp. of America Holdings (a)	1,155
20	McKesson Corp.	2,773
7	Patterson Cos., Inc.	299
12	Quest Diagnostics, Inc.	1,112
83	UnitedHealth Group, Inc.	13,301
8	Universal Health Services, Inc., Class B	833

		44,416

	Health Care Technology — 0.1%
26	Cerner Corp. (a)	1,250

	Life Sciences Tools & Services — 0.6%
28	Agilent Technologies, Inc.	1,290
13	Illumina, Inc. (a)	1,642
2	Mettler-Toledo International, Inc. (a)	959
10	PerkinElmer, Inc.	499
34	Thermo Fisher Scientific, Inc.	4,867
7	Waters Corp. (a)	946

		10,203

	Pharmaceuticals — 5.1%
33	Allergan plc (a)	6,878
146	Bristol-Myers Squibb Co.	8,528
85	Eli Lilly & Co.	6,239
17	Endo International plc (a)	286
238	Johnson & Johnson	27,369
9	Mallinckrodt plc (a)	461
241	Merck & Co., Inc.	14,173
40	Mylan NV (a)	1,533
13	Perrigo Co. plc	1,042
530	Pfizer, Inc.	17,211
43	Zoetis, Inc.	2,308

		86,028

	Total Health Care	229,316

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Industrials — 10.2%
	Aerospace & Defense — 2.2%
38	Arconic, Inc.	710
50	Boeing Co. (The)	7,802
25	General Dynamics Corp.	4,316
7	L-3 Communications Holdings, Inc.	1,027
22	Lockheed Martin Corp.	5,499
15	Northrop Grumman Corp.	3,580
26	Raytheon Co.	3,641
11	Rockwell Collins, Inc.	1,055
24	Textron, Inc.	1,146
4	TransDigm Group, Inc.	1,090
67	United Technologies Corp.	7,330

		37,196

	Air Freight & Logistics — 0.7%
12	CH Robinson Worldwide, Inc.	906
16	Expeditors International of Washington, Inc.	834
21	FedEx Corp.	3,975
60	United Parcel Service, Inc., Class B	6,901

		12,616

	Airlines — 0.6%
11	Alaska Air Group, Inc.	955
45	American Airlines Group, Inc.	2,112
64	Delta Air Lines, Inc.	3,163
54	Southwest Airlines Co.	2,679
25	United Continental Holdings, Inc. (a)	1,838

		10,747

	Building Products — 0.3%
8	Allegion plc	536
13	Fortune Brands Home & Security, Inc.	720
82	Johnson Controls International plc	3,369
29	Masco Corp.	907

		5,532

	Commercial Services & Supplies — 0.3%
8	Cintas Corp.	868
16	Pitney Bowes, Inc.	246
20	Republic Services, Inc.	1,152
7	Stericycle, Inc. (a)	572
36	Waste Management, Inc.	2,518

		5,356

	Construction & Engineering — 0.1%
12	Fluor Corp.	639
11	Jacobs Engineering Group, Inc. (a)	601
13	Quanta Services, Inc. (a)	460

		1,700

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 0.5%
4	Acuity Brands, Inc.	889
20	AMETEK, Inc.	982
39	Eaton Corp. plc	2,646
56	Emerson Electric Co.	3,129
11	Rockwell Automation, Inc.	1,505

		9,151

	Industrial Conglomerates — 2.6%
53	3M Co.	9,378
772	General Electric Co. (k)	24,410
67	Honeywell International, Inc.	7,710
9	Roper Technologies, Inc.	1,622

		43,120

	Machinery — 1.5%
51	Caterpillar, Inc.	4,738
13	Cummins, Inc.	1,840
25	Deere & Co.	2,603
14	Dover Corp.	1,016
11	Flowserve Corp.	547
26	Fortive Corp.	1,409
28	Illinois Tool Works, Inc.	3,378
23	Ingersoll-Rand plc	1,693
31	PACCAR, Inc.	1,956
12	Parker-Hannifin Corp.	1,631
15	Pentair plc, (United Kingdom)	818
5	Snap-on, Inc.	867
13	Stanley Black & Decker, Inc.	1,509
16	Xylem, Inc.	776

		24,781

	Professional Services — 0.3%
3	Dun & Bradstreet Corp. (The)	389
10	Equifax, Inc.	1,236
29	Nielsen Holdings plc	1,231
11	Robert Half International, Inc.	549
14	Verisk Analytics, Inc. (a)	1,104

		4,509

	Road & Rail — 0.9%
82	CSX Corp.	2,939
8	JB Hunt Transport Services, Inc.	742
9	Kansas City Southern	797
25	Norfolk Southern Corp.	2,755
5	Ryder System, Inc.	347
72	Union Pacific Corp.	7,461

		15,041

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Trading Companies & Distributors — 0.2%
25	Fastenal Co.	1,186
7	United Rentals, Inc. (a)	777
5	WW Grainger, Inc.	1,111

		3,074

	Total Industrials	172,823

	Information Technology — 20.7%
	Communications Equipment — 1.0%
438	Cisco Systems, Inc.	13,246
6	F5 Networks, Inc. (a)	825
11	Harris Corp.	1,112
33	Juniper Networks, Inc.	939
14	Motorola Solutions, Inc.	1,201

		17,323

	Electronic Equipment, Instruments & Components — 0.4%
27	Amphenol Corp., Class A	1,810
83	Corning, Inc.	2,016
12	FLIR Systems, Inc.	430
31	TE Connectivity Ltd.	2,150

		6,406

	Internet Software & Services — 4.2%
15	Akamai Technologies, Inc. (a)	1,009
26	Alphabet, Inc., Class A (a)	20,487
26	Alphabet, Inc., Class C (a)	20,001
91	eBay, Inc. (a)	2,695
204	Facebook, Inc., Class A (a)	23,517
8	VeriSign, Inc. (a)	605
77	Yahoo!, Inc. (a)	2,964

		71,278

	IT Services — 3.7%
54	Accenture plc, Class A	6,344
5	Alliance Data Systems Corp.	1,153
39	Automatic Data Processing, Inc.	4,049
53	Cognizant Technology Solutions Corp., Class A (a)	2,968
13	CSRA, Inc.	404
29	Fidelity National Information Services, Inc.	2,168
19	Fiserv, Inc. (a)	2,014
13	Global Payments, Inc.	932
76	International Business Machines Corp.	12,542
83	Mastercard, Inc., Class A	8,582
28	Paychex, Inc.	1,711
98	PayPal Holdings, Inc. (a)	3,868
11	Teradata Corp. (a)	308
14	Total System Services, Inc.	708
163	Visa, Inc., Class A	12,723

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
42	Western Union Co. (The)	920
74	Xerox Corp.	649

		62,043

	Semiconductors & Semiconductor Equipment — 3.4%
27	Analog Devices, Inc.	1,954
94	Applied Materials, Inc.	3,046
35	Broadcom Ltd., (Singapore)	6,133
7	First Solar, Inc. (a)	218
414	Intel Corp.	15,009
14	KLA-Tencor Corp.	1,074
14	Lam Research Corp.	1,503
21	Linear Technology Corp.	1,309
19	Microchip Technology, Inc.	1,210
91	Micron Technology, Inc. (a)	1,994
47	NVIDIA Corp.	5,024
11	Qorvo, Inc. (a)	588
129	QUALCOMM, Inc.	8,408
16	Skyworks Solutions, Inc.	1,211
87	Texas Instruments, Inc.	6,369
22	Xilinx, Inc.	1,331

		56,381

	Software — 4.3%
60	Activision Blizzard, Inc.	2,156
43	Adobe Systems, Inc. (a)	4,470
17	Autodesk, Inc. (a)	1,266
27	CA, Inc.	869
14	Citrix Systems, Inc. (a)	1,216
26	Electronic Arts, Inc. (a)	2,075
21	Intuit, Inc.	2,440
679	Microsoft Corp.	42,190
262	Oracle Corp.	10,063
16	Red Hat, Inc. (a)	1,093
56	salesforce.com, Inc. (a)	3,816
54	Symantec Corp.	1,301

		72,955

	Technology Hardware, Storage & Peripherals — 3.7%
466	Apple, Inc.	53,928
145	Hewlett Packard Enterprise Co.	3,366
149	HP, Inc.	2,217
24	NetApp, Inc.	848
26	Seagate Technology plc	982
25	Western Digital Corp.	1,694

		63,035

	Total Information Technology	349,421

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts )

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 2.8%
	Chemicals — 2.1%
19	Air Products & Chemicals, Inc.	2,730
10	Albemarle Corp.	845
20	CF Industries Holdings, Inc.	641
98	Dow Chemical Co. (The)	5,603
13	Eastman Chemical Co.	964
23	Ecolab, Inc.	2,686
76	EI du Pont de Nemours & Co.	5,572
12	FMC Corp.	661
7	International Flavors & Fragrances, Inc.	817
29	LyondellBasell Industries NV, Class A	2,503
38	Monsanto Co.	4,024
31	Mosaic Co. (The)	897
23	PPG Industries, Inc.	2,184
25	Praxair, Inc.	2,920
7	Sherwin-Williams Co. (The)	1,897

		34,944

	Construction Materials — 0.1%
6	Martin Marietta Materials, Inc.	1,228
12	Vulcan Materials Co.	1,446

		2,674

	Containers & Packaging — 0.3%
8	Avery Dennison Corp.	546
15	Ball Corp.	1,146
36	International Paper Co.	1,905
17	Sealed Air Corp.	765
22	WestRock Co.	1,113

		5,475

	Metals & Mining — 0.3%
109	Freeport-McMoRan, Inc. (a)	1,443
46	Newmont Mining Corp.	1,579
28	Nucor Corp.	1,655

		4,677

	Total Materials	47,770

	Real Estate — 2.9%
	Equity Real Estate Investment Trusts (REITs) — 2.8%
37	American Tower Corp.	3,928
14	Apartment Investment & Management Co., Class A	623
12	AvalonBay Communities, Inc.	2,124
13	Boston Properties, Inc.	1,689
31	Crown Castle International Corp.	2,732
14	Digital Realty Trust, Inc.	1,364
6	Equinix, Inc.	2,228

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
32	Equity Residential	2,055
6	Essex Property Trust, Inc.	1,330
11	Extra Space Storage, Inc.	849
6	Federal Realty Investment Trust	891
51	General Growth Properties, Inc.	1,274
41	HCP, Inc.	1,213
65	Host Hotels & Resorts, Inc.	1,217
21	Iron Mountain, Inc.	695
37	Kimco Realty Corp.	934
11	Macerich Co. (The)	747
10	Mid-America Apartment Communities, Inc.	971
46	Prologis, Inc.	2,437
13	Public Storage	2,911
23	Realty Income Corp.	1,298
27	Simon Property Group, Inc.	4,875
9	SL Green Realty Corp.	952
23	UDR, Inc.	851
31	Ventas, Inc.	1,933
15	Vornado Realty Trust	1,567
32	Welltower, Inc.	2,119
65	Weyerhaeuser Co.	1,965

		47,772

	Real Estate Management & Development — 0.1%
26	CBRE Group, Inc., Class A (a)	825

	Total Real Estate	48,597

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
536	AT&T, Inc.	22,806
48	CenturyLink, Inc.	1,135
102	Frontier Communications Corp.	346
25	Level 3 Communications, Inc. (a)	1,435
356	Verizon Communications, Inc.	19,002

	Total Telecommunication Services	44,724

	Utilities — 3.2%
	Electric Utilities — 2.0%
20	Alliant Energy Corp.	753
43	American Electric Power Co., Inc.	2,703
60	Duke Energy Corp.	4,670
28	Edison International	2,048
16	Entergy Corp.	1,149
28	Eversource Energy	1,530
81	Exelon Corp.	2,861
37	FirstEnergy Corp.	1,151
41	NextEra Energy, Inc.	4,874

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electric Utilities — continued
44	PG&E Corp.	2,683
10	Pinnacle West Capital Corp.	758
59	PPL Corp.	2,021
86	Southern Co. (The)	4,210
44	Xcel Energy, Inc.	1,805

		33,216

	Independent Power & Renewable Electricity Producers — 0.0% (g)
58	AES Corp.	669
28	NRG Energy, Inc.	338

		1,007

	Multi-Utilities — 1.1%
21	Ameren Corp.	1,111
38	CenterPoint Energy, Inc.	927
24	CMS Energy Corp.	1,014
27	Consolidated Edison, Inc.	1,961
55	Dominion Resources, Inc.	4,192
16	DTE Energy Co.	1,544
28	NiSource, Inc.	624
44	Public Service Enterprise Group, Inc.	1,938
12	SCANA Corp.	914
22	Sempra Energy	2,198
28	WEC Energy Group, Inc.	1,616

		18,039

	Water Utilities — 0.1%
16	American Water Works Co., Inc.	1,125

	Total Utilities	53,387

	Total Common Stocks (Cost $599,578)	1,682,479

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
25	Safeway, Inc. PDC CVR, expiring 01/30/17 (a)	1
25	Safeway, Inc. Casa Ley CVR, expiring 01/30/18 (a)	2

	Total Rights (Cost $—)	3

SHARES
Short-Term Investment — 0.2%
	Investment Company — 0.2%
3,908	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $3,908)	3,908

	Total Investments — 100.0% (Cost $603,486)	1,686,390
	Liabilities in Excess of Other Assets — 0.0% (g)	(557)

	NET ASSETS — 100.0%	$1,685,833

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
61	E-mini S&P 500	03/17/17	USD	$6,820	$(23)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 10.8%
	Auto Components — 1.2%
33	American Axle & Manufacturing Holdings, Inc. (a)	627
32	Cooper-Standard Holdings, Inc. (a)	3,256
200	Dana, Inc.	3,787
34	Drew Industries, Inc.	3,663
11	Standard Motor Products, Inc.	591
9	Superior Industries International, Inc.	240

		12,164

	Automobiles — 0.3%
27	Thor Industries, Inc.	2,685
12	Winnebago Industries, Inc.	393

		3,078

	Distributors — 0.0% (g)
7	Core-Mark Holding Co., Inc.	280

	Diversified Consumer Services — 0.4%
6	Capella Education Co.	524
24	Career Education Corp. (a)	243
24	DeVry Education Group, Inc.	736
2	Graham Holdings Co., Class B	973
19	Sotheby’s (a)	737
5	Strayer Education, Inc. (a)	363

		3,576

	Hotels, Restaurants & Leisure — 2.2%
9	BJ’s Restaurants, Inc. (a)	346
7	Bob Evans Farms, Inc.	388
34	Boyd Gaming Corp. (a)	692
63	Brinker International, Inc.	3,129
8	Buffalo Wild Wings, Inc. (a)	1,220
34	Cheesecake Factory, Inc. (The)	2,054
12	Cracker Barrel Old Country Store, Inc.	1,991
18	DineEquity, Inc.	1,386
20	Domino’s Pizza, Inc.	3,137
118	ILG, Inc.	2,149
14	Jack in the Box, Inc.	1,608
9	Panera Bread Co., Class A (a)	1,846
10	Papa John’s International, Inc.	822
12	Ruth’s Hospitality Group, Inc.	212
24	Texas Roadhouse, Inc.	1,160

		22,140

	Household Durables — 1.2%
15	Helen of Troy Ltd. (a)	1,232
32	KB Home	500
94	La-Z-Boy, Inc.	2,931

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — continued
2	NVR, Inc. (a)	2,652
5	Tempur Sealy International, Inc. (a)	307
52	Toll Brothers, Inc. (a)	1,615
37	TopBuild Corp. (a)	1,331
21	Tupperware Brands Corp.	1,082

		11,650

	Internet & Direct Marketing Retail — 0.1%
8	FTD Cos., Inc. (a)	188
12	HSN, Inc.	422
10	Nutrisystem, Inc.	329

		939

	Leisure Products — 0.6%
37	Brunswick Corp.	2,024
237	Callaway Golf Co.	2,601
8	Polaris Industries, Inc.	690
24	Vista Outdoor, Inc. (a)	901

		6,216

	Media — 0.9%
34	AMC Networks, Inc., Class A (a)	1,790
2	Cable One, Inc.	1,212
43	Cinemark Holdings, Inc.	1,630
15	John Wiley & Sons, Inc., Class A	834
57	Live Nation Entertainment, Inc. (a)	1,521
14	Meredith Corp.	849
42	Time, Inc.	753

		8,589

	Multiline Retail — 0.2%
23	Big Lots, Inc.	1,156
126	JC Penney Co., Inc. (a)	1,046

		2,202

	Specialty Retail — 2.7%
112	Aaron’s, Inc.	3,591
67	American Eagle Outfitters, Inc.	1,015
48	Caleres, Inc.	1,579
30	Cato Corp. (The), Class A	895
86	Chico’s FAS, Inc.	1,244
31	Children’s Place, Inc. (The)	3,123
28	CST Brands, Inc.	1,334
42	Dick’s Sporting Goods, Inc.	2,220
30	Express, Inc. (a)	318
20	Finish Line, Inc. (The), Class A	380
14	Francesca’s Holdings Corp. (a)	245
42	GameStop Corp., Class A	1,063

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Specialty Retail — continued
9	Group 1 Automotive, Inc.	729
7	Haverty Furniture Cos., Inc.	162
23	Lithia Motors, Inc., Class A	2,229
28	Murphy USA, Inc. (a)	1,697
329	Office Depot, Inc.	1,486
138	Rent-A-Center, Inc.	1,555
20	Select Comfort Corp. (a)	459
44	Tailored Brands, Inc.	1,111
12	Zumiez, Inc. (a)	256

		26,691

	Textiles, Apparel & Luxury Goods — 1.0%
28	Carter’s, Inc.	2,454
11	Deckers Outdoor Corp. (a)	609
15	Fossil Group, Inc. (a)	388
20	Iconix Brand Group, Inc. (a)	185
38	Kate Spade & Co. (a)	715
34	Movado Group, Inc.	963
6	Oxford Industries, Inc.	331
40	Perry Ellis International, Inc. (a)	1,006
56	Skechers USA, Inc., Class A (a)	1,380
23	Steven Madden Ltd. (a)	813
35	Wolverine World Wide, Inc.	777

		9,621

	Total Consumer Discretionary	107,146

	Consumer Staples — 3.4%
	Food & Staples Retailing — 0.7%
16	Casey’s General Stores, Inc.	1,874
68	SpartanNash Co.	2,699
8	Sprouts Farmers Market, Inc. (a)	157
184	SUPERVALU, Inc. (a)	859
22	United Natural Foods, Inc. (a)	1,026

		6,615

	Food Products — 2.2%
27	B&G Foods, Inc.	1,181
65	Darling Ingredients, Inc. (a)	835
141	Dean Foods Co.	3,060
74	Flowers Foods, Inc.	1,468
28	Hain Celestial Group, Inc. (The) (a)	1,096
57	Ingredion, Inc.	7,093
6	J&J Snack Foods Corp.	747
46	Post Holdings, Inc. (a)	3,714
8	Sanderson Farms, Inc.	747
12	Seneca Foods Corp., Class A (a)	495

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
17	WhiteWave Foods Co. (The) (a)	967

		21,403

	Household Products — 0.4%
16	Central Garden & Pet Co. (a)	543
83	Central Garden & Pet Co., Class A (a)	2,558
25	Energizer Holdings, Inc.	1,126

		4,227

	Personal Products — 0.1%
191	Avon Products, Inc. (a)	963
5	Medifast, Inc.	226

		1,189

	Tobacco — 0.0% (g)
9	Universal Corp.	561

	Total Consumer Staples	33,995

	Energy — 3.5%
	Energy Equipment & Services — 1.5%
164	Archrock, Inc.	2,159
22	Atwood Oceanics, Inc. (a)	283
9	Bristow Group, Inc.	176
8	Dril-Quip, Inc. (a)	505
112	Ensco plc, Class A	1,093
13	Exterran Corp. (a)	300
45	Gulf Island Fabrication, Inc.	533
47	Helix Energy Solutions Group, Inc. (a)	416
110	Nabors Industries Ltd.	1,804
38	Newpark Resources, Inc. (a)	284
96	Noble Corp. plc	568
19	Oil States International, Inc. (a)	724
60	Patterson-UTI Energy, Inc.	1,608
49	Rowan Cos. plc, Class A (a)	926
123	Superior Energy Services, Inc. (a)	2,083
14	US Silica Holdings, Inc.	799
23	Unit Corp. (a)	618

		14,879

	Oil, Gas & Consumable Fuels — 2.0%
18	Bill Barrett Corp. (a)	123
5	Contango Oil & Gas Co. (a)	49
149	Denbury Resources, Inc. (a)	547
39	Energen Corp. (a)	2,226
15	Green Plains, Inc.	418
49	Gulfport Energy Corp. (a)	1,054
127	HollyFrontier Corp.	4,172
23	PDC Energy, Inc. (a)	1,691

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
98	QEP Resources, Inc. (a)	1,810
3	REX American Resources Corp. (a)	277
41	SM Energy Co.	1,396
71	Synergy Resources Corp. (a)	635
26	Western Refining, Inc.	995
34	World Fuel Services Corp.	1,560
215	WPX Energy, Inc. (a)	3,125

		20,078

	Total Energy	34,957

	Financials — 16.0%
	Banks — 8.2%
13	Ameris Bancorp	576
130	Associated Banc-Corp.	3,215
17	Banc of California, Inc.	298
44	BancorpSouth, Inc.	1,361
26	Bank of Hawaii Corp.	2,345
22	Bank of the Ozarks, Inc.	1,169
7	Banner Corp.	376
31	Boston Private Financial Holdings, Inc.	516
29	Brookline Bancorp, Inc.	482
32	Cathay General Bancorp	1,230
25	Columbia Banking System, Inc.	1,137
2	Commerce Bancshares, Inc.	116
17	Community Bank System, Inc.	1,042
126	East West Bancorp, Inc.	6,427
308	First BanCorp, (Puerto Rico) (a)	2,034
21	First Financial Bancorp	587
50	First Horizon National Corp.	1,008
150	First Midwest Bancorp, Inc.	3,782
84	Fulton Financial Corp.	1,570
32	Hancock Holding Co.	1,379
57	Hanmi Financial Corp.	1,985
34	Home BancShares, Inc.	942
46	Hope Bancorp, Inc.	1,015
12	Independent Bank Corp.	837
15	LegacyTexas Financial Group, Inc.	650
22	MB Financial, Inc.	1,037
14	NBT Bancorp, Inc.	583
94	PacWest Bancorp	5,129
14	Pinnacle Financial Partners, Inc.	945
26	PrivateBancorp, Inc.	1,392
18	Signature Bank (a)	2,689
15	Simmons First National Corp., Class A	914
171	Sterling Bancorp	4,004
24	SVB Financial Group (a)	4,103

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
125	Synovus Financial Corp.	5,119
240	TCF Financial Corp.	4,709
53	Texas Capital Bancshares, Inc. (a)	4,116
32	Trustmark Corp.	1,137
15	UMB Financial Corp.	1,157
121	Umpqua Holdings Corp.	2,278
139	United Community Banks, Inc.	4,117
22	Wintrust Financial Corp.	1,569

		81,077

	Capital Markets — 2.6%
2	CBOE Holdings, Inc.	174
29	Donnelley Financial Solutions, Inc. (a)	673
20	Eaton Vance Corp.	850
56	Evercore Partners, Inc., Class A	3,847
16	FactSet Research Systems, Inc.	2,680
19	Federated Investors, Inc., Class B	543
7	INTL. FCStone, Inc. (a)	269
54	Janus Capital Group, Inc.	721
14	MarketAxess Holdings, Inc.	2,086
38	MSCI, Inc.	3,010
6	Piper Jaffray Cos. (a)	421
93	Raymond James Financial, Inc.	6,440
63	SEI Investments Co.	3,112
23	Stifel Financial Corp. (a)	1,170

		25,996

	Consumer Finance — 0.4%
19	EZCORP, Inc., Class A (a)	201
45	FirstCash, Inc.	2,129
29	Green Dot Corp., Class A (a)	678
98	SLM Corp. (a)	1,077

		4,085

	Insurance — 4.4%
6	Alleghany Corp. (a)	3,748
57	American Financial Group, Inc.	5,046
5	AMERISAFE, Inc.	319
64	Aspen Insurance Holdings Ltd., (Bermuda)	3,538
36	Brown & Brown, Inc.	1,598
26	Everest Re Group Ltd.	5,619
104	First American Financial Corp.	3,802
54	Hanover Insurance Group, Inc. (The)	4,890
12	Maiden Holdings Ltd.	208
3	Navigators Group, Inc. (The)	335
206	Old Republic International Corp.	3,906
51	Reinsurance Group of America, Inc.	6,367

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
22	Selective Insurance Group, Inc.	938
7	Stewart Information Services Corp.	306
9	United Fire Group, Inc.	443
12	Universal Insurance Holdings, Inc.	338
36	WR Berkley Corp.	2,386

		43,787

	Thrifts & Mortgage Finance — 0.4%
17	BofI Holding, Inc. (a)	497
30	Dime Community Bancshares, Inc.	607
34	New York Community Bancorp, Inc.	534
21	Provident Financial Services, Inc.	596
175	TrustCo Bank Corp.	1,527
12	Walker & Dunlop, Inc. (a)	368

		4,129

	Total Financials	159,074

	Health Care — 9.4%
	Biotechnology — 1.1%
57	Acorda Therapeutics, Inc. (a)	1,062
46	AMAG Pharmaceuticals, Inc. (a)	1,601
7	Emergent BioSolutions, Inc. (a)	233
222	Momenta Pharmaceuticals, Inc. (a)	3,341
34	United Therapeutics Corp. (a)	4,816

		11,053

	Health Care Equipment & Supplies — 3.9%
15	ABIOMED, Inc. (a)	1,679
31	Align Technology, Inc. (a)	2,990
43	AngioDynamics, Inc. (a)	731
57	CryoLife, Inc. (a)	1,099
8	Cynosure, Inc., Class A (a)	360
22	Haemonetics Corp. (a)	884
65	Halyard Health, Inc. (a)	2,411
66	Hill-Rom Holdings, Inc.	3,677
6	ICU Medical, Inc. (a)	855
37	IDEXX Laboratories, Inc. (a)	4,280
65	LivaNova plc (a)	2,910
61	Masimo Corp. (a)	4,091
56	Natus Medical, Inc. (a)	1,949
20	NuVasive, Inc. (a)	1,341
56	ResMed, Inc.	3,493
36	STERIS plc	2,406
6	Surmodics, Inc. (a)	155
17	Teleflex, Inc.	2,804
3	West Pharmaceutical Services, Inc.	271

		38,386

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 2.9%
15	AMN Healthcare Services, Inc. (a)	591
13	BioTelemetry, Inc. (a)	282
31	Cross Country Healthcare, Inc. (a)	476
21	Envision Healthcare Corp. (a)	1,351
37	HealthSouth Corp.	1,509
16	Healthways, Inc. (a)	364
56	Kindred Healthcare, Inc.	438
17	LifePoint Health, Inc. (a)	977
40	Magellan Health, Inc. (a)	3,000
37	MEDNAX, Inc. (a)	2,458
37	Molina Healthcare, Inc. (a)	2,002
77	Owens & Minor, Inc.	2,717
61	PharMerica Corp. (a)	1,542
39	Tenet Healthcare Corp. (a)	573
65	VCA, Inc. (a)	4,487
40	WellCare Health Plans, Inc. (a)	5,483

		28,250

	Health Care Technology — 0.3%
170	Allscripts Healthcare Solutions, Inc. (a)	1,732
37	HMS Holdings Corp. (a)	663
13	Omnicell, Inc. (a)	444

		2,839

	Life Sciences Tools & Services — 0.4%
11	Albany Molecular Research, Inc. (a)	210
13	Cambrex Corp. (a)	690
22	Charles River Laboratories International, Inc. (a)	1,707
23	PAREXEL International Corp. (a)	1,494

		4,101

	Pharmaceuticals — 0.8%
74	Akorn, Inc. (a)	1,622
38	Catalent, Inc. (a)	1,025
19	Depomed, Inc. (a)	346
138	Impax Laboratories, Inc. (a)	1,822
59	Medicines Co. (The) (a)	2,009
20	Prestige Brands Holdings, Inc. (a)	1,030
15	Supernus Pharmaceuticals, Inc. (a)	379

		8,233

	Total Health Care	92,862

	Industrials — 15.4%
	Aerospace & Defense — 1.3%
11	AAR Corp.	379
25	Aerojet Rocketdyne Holdings, Inc. (a)	450
3	B/E Aerospace, Inc.	165

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Aerospace & Defense — continued
18	Curtiss-Wright Corp.	1,741
8	Engility Holdings, Inc. (a)	261
36	Huntington Ingalls Industries, Inc.	6,697
23	Moog, Inc., Class A (a)	1,542
14	Orbital ATK, Inc.	1,194

		12,429

	Air Freight & Logistics — 0.3%
78	Hub Group, Inc., Class A (a)	3,393

	Airlines — 0.7%
5	Allegiant Travel Co.	882
22	Hawaiian Holdings, Inc. (a)	1,254
173	JetBlue Airways Corp. (a)	3,881
36	SkyWest, Inc.	1,327

		7,344

	Building Products — 1.2%
6	American Woodmark Corp. (a)	437
102	AO Smith Corp.	4,811
13	Gibraltar Industries, Inc. (a)	537
21	Lennox International, Inc.	3,225
27	Universal Forest Products, Inc.	2,778

		11,788

	Commercial Services & Supplies — 1.9%
23	ABM Industries, Inc.	922
74	Brink’s Co. (The)	3,044
40	Copart, Inc. (a)	2,211
83	Essendant, Inc.	1,738
24	Herman Miller, Inc.	806
17	HNI Corp.	938
26	Interface, Inc.	490
29	LSC Communications, Inc.	869
78	RR Donnelley & Sons Co.	1,280
106	Tetra Tech, Inc.	4,564
50	Viad Corp.	2,198

		19,060

	Construction & Engineering — 1.8%
123	AECOM (a)	4,468
90	Aegion Corp. (a)	2,136
14	Comfort Systems USA, Inc.	474
56	EMCOR Group, Inc.	3,939
161	KBR, Inc.	2,687
69	MYR Group, Inc. (a)	2,588
10	Orion Group Holdings, Inc. (a)	100
9	Valmont Industries, Inc.	1,254

		17,646

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 1.3%
58	EnerSys	4,501
120	General Cable Corp.	2,286
21	Hubbell, Inc.	2,472
5	Powell Industries, Inc.	183
54	Regal Beloit Corp.	3,770

		13,212

	Industrial Conglomerates — 0.5%
48	Carlisle Cos., Inc.	5,308

	Machinery — 3.4%
33	AGCO Corp.	1,893
73	Barnes Group, Inc.	3,476
17	Briggs & Stratton Corp.	372
63	Crane Co.	4,523
24	Federal Signal Corp.	375
58	Greenbrier Cos., Inc. (The)	2,422
35	Harsco Corp. (a)	475
25	IDEX Corp.	2,269
83	ITT, Inc.	3,186
41	Joy Global, Inc.	1,134
31	Kennametal, Inc.	957
11	Lincoln Electric Holdings, Inc.	851
6	Lydall, Inc. (a)	384
23	Mueller Industries, Inc.	911
30	Oshkosh Corp.	1,945
15	SPX Corp. (a)	358
16	SPX FLOW, Inc. (a)	506
5	Standex International Corp.	457
74	Terex Corp.	2,336
31	Timken Co. (The)	1,249
14	Toro Co. (The)	761
61	Trinity Industries, Inc.	1,693
8	Wabtec Corp.	675
4	Watts Water Technologies, Inc., Class A	287

		33,495

	Marine — 0.1%
18	Matson, Inc.	644

	Professional Services — 1.4%
12	CEB, Inc.	750
18	FTI Consulting, Inc. (a)	828
44	Heidrick & Struggles International, Inc.	1,070
39	Insperity, Inc.	2,767
13	Kelly Services, Inc., Class A	296
56	ManpowerGroup, Inc.	5,020
16	On Assignment, Inc. (a)	724

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Professional Services — continued
48	Resources Connection, Inc.	932
44	TrueBlue, Inc. (a)	1,081
6	WageWorks, Inc. (a)	428

		13,896

	Road & Rail — 0.6%
85	ArcBest Corp.	2,350
33	Landstar System, Inc.	2,821
9	Saia, Inc. (a)	397

		5,568

	Trading Companies & Distributors — 0.9%
16	Applied Industrial Technologies, Inc.	974
5	DXP Enterprises, Inc. (a)	184
19	MSC Industrial Direct Co., Inc., Class A	1,756
149	NOW, Inc. (a)	3,042
28	Veritiv Corp. (a)	1,521
10	Watsco, Inc.	1,511

		8,988

	Total Industrials	152,771

	Information Technology — 17.8%
	Communications Equipment — 1.1%
70	ARRIS International plc (a)	2,106
49	Bel Fuse, Inc., Class B	1,499
13	Black Box Corp.	201
47	Ciena Corp. (a)	1,142
5	Comtech Telecommunications Corp.	64
56	Digi International, Inc. (a)	770
13	InterDigital, Inc.	1,215
19	Ixia (a)	303
17	Lumentum Holdings, Inc. (a)	661
14	NETGEAR, Inc. (a)	742
17	Plantronics, Inc.	947
99	Viavi Solutions, Inc. (a)	809

		10,459

	Electronic Equipment, Instruments & Components — 4.9%
11	Anixter International, Inc. (a)	867
94	Arrow Electronics, Inc. (a)	6,727
117	Avnet, Inc.	5,587
16	Belden, Inc.	1,205
21	Benchmark Electronics, Inc. (a)	641
9	Coherent, Inc. (a)	1,304
96	Electro Scientific Industries, Inc. (a)	567
56	Fabrinet, (Thailand) (a)	2,237
7	FARO Technologies, Inc. (a)	266

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
18	Gerber Scientific, Inc. (a)	—
6	II-VI, Inc. (a)	170
79	Insight Enterprises, Inc. (a)	3,211
16	Itron, Inc. (a)	980
76	Jabil Circuit, Inc.	1,797
112	Keysight Technologies, Inc. (a)	4,081
9	Littelfuse, Inc.	1,306
68	Methode Electronics, Inc.	2,793
8	Park Electrochemical Corp.	153
56	Plexus Corp. (a)	3,037
6	Rogers Corp. (a)	484
62	Sanmina Corp. (a)	2,258
17	SYNNEX Corp.	2,082
33	Tech Data Corp. (a)	2,811
83	Trimble, Inc. (a)	2,492
86	TTM Technologies, Inc. (a)	1,172
55	Vishay Intertechnology, Inc.	899

		49,127

	Internet Software & Services — 0.6%
17	Blucora, Inc. (a)	246
17	comScore, Inc. (a)	550
11	j2 Global, Inc.	883
35	Liquidity Services, Inc. (a)	341
126	LivePerson, Inc. (a)	953
10	LogMeIn, Inc.	946
23	NIC, Inc.	538
8	Shutterstock, Inc. (a)	380
6	Stamps.com, Inc. (a)	699
15	WebMD Health Corp. (a)	749

		6,285

	IT Services — 3.8%
90	Broadridge Financial Solutions, Inc.	5,994
13	CACI International, Inc., Class A (a)	1,642
18	Cardtronics plc, Class A (a)	1,008
127	Computer Sciences Corp.	7,558
38	Convergys Corp.	936
89	CoreLogic, Inc. (a)	3,289
12	DST Systems, Inc.	1,318
38	ExlService Holdings, Inc. (a)	1,935
13	Gartner, Inc. (a)	1,354
65	Leidos Holdings, Inc.	3,319
10	ManTech International Corp., Class A	406
21	NeuStar, Inc., Class A (a)	712
12	Perficient, Inc. (a)	215

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	IT Services — continued
52	Science Applications International Corp.	4,401
83	Sykes Enterprises, Inc. (a)	2,400
15	WEX, Inc. (a)	1,685

		38,172

	Semiconductors & Semiconductor Equipment — 2.7%
17	Advanced Energy Industries, Inc. (a)	947
246	Advanced Micro Devices, Inc. (a)	2,788
9	Cabot Microelectronics Corp.	584
25	Cirrus Logic, Inc. (a)	1,427
68	Cohu, Inc.	948
56	Integrated Device Technology, Inc. (a)	1,312
28	Intersil Corp., Class A	633
201	Kulicke & Soffa Industries, Inc., (Singapore) (a)	3,205
54	Microsemi Corp. (a)	2,893
25	MKS Instruments, Inc.	1,460
45	Nanometrics, Inc. (a)	1,133
99	Rudolph Technologies, Inc. (a)	2,319
38	Semtech Corp. (a)	1,212
14	Synaptics, Inc. (a)	766
180	Teradyne, Inc.	4,580
10	Ultratech, Inc. (a)	251

		26,458

	Software — 4.1%
33	8x8, Inc. (a)	476
49	ACI Worldwide, Inc. (a)	893
12	ANSYS, Inc. (a)	1,128
133	Cadence Design Systems, Inc. (a)	3,355
94	CDK Global, Inc.	5,611
16	CommVault Systems, Inc. (a)	843
14	Fair Isaac Corp.	1,699
68	Fortinet, Inc. (a)	2,048
77	Mentor Graphics Corp.	2,848
4	MicroStrategy, Inc., Class A (a)	761
82	Progress Software Corp.	2,631
45	PTC, Inc. (a)	2,069
10	Qualys, Inc. (a)	301
27	Synchronoss Technologies, Inc. (a)	1,019
123	Synopsys, Inc. (a)	7,229
91	Take-Two Interactive Software, Inc. (a)	4,508
80	TiVo Corp. (a)	1,668
8	Tyler Technologies, Inc. (a)	1,099
10	VASCO Data Security International, Inc. (a)	134

		40,320

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 0.6%
44	3D Systems Corp. (a)	590
136	NCR Corp. (a)	5,496

		6,086

	Total Information Technology	176,907

	Materials — 7.0%
	Chemicals — 3.3%
12	American Vanguard Corp.	230
25	Ashland Global Holdings, Inc.	2,730
51	Cabot Corp.	2,580
100	Chemours Co. (The)	2,207
44	FutureFuel Corp.	607
21	HB Fuller Co.	990
24	Ingevity Corp. (a)	1,339
60	Innophos Holdings, Inc.	3,125
50	Innospec, Inc.	3,425
46	Koppers Holdings, Inc. (a)	1,846
15	Minerals Technologies, Inc.	1,193
8	Olin Corp.	196
34	PolyOne Corp.	1,102
5	Quaker Chemical Corp.	654
16	Rayonier Advanced Materials, Inc.	250
79	RPM International, Inc.	4,241
18	Scotts Miracle-Gro Co. (The), Class A	1,672
36	Stepan Co.	2,915
14	Valspar Corp. (The)	1,405

		32,707

	Construction Materials — 0.3%
19	Eagle Materials, Inc.	1,911
29	Headwaters, Inc. (a)	677
5	US Concrete, Inc. (a)	341

		2,929

	Containers & Packaging — 1.1%
7	AptarGroup, Inc.	529
21	Bemis Co., Inc.	1,000
47	Greif, Inc., Class A	2,391
66	Packaging Corp. of America	5,577
25	Sonoco Products Co.	1,296

		10,793

	Metals & Mining — 1.6%
185	AK Steel Holding Corp. (a)	1,888
20	Carpenter Technology Corp.	712
97	Commercial Metals Co.	2,123
7	Kaiser Aluminum Corp.	572

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Metals & Mining — continued
4	Olympic Steel, Inc.	97
43	Reliance Steel & Aluminum Co.	3,419
21	Royal Gold, Inc.	1,337
126	Steel Dynamics, Inc.	4,481
27	SunCoke Energy, Inc. (a)	311
19	Worthington Industries, Inc.	903

		15,843

	Paper & Forest Products — 0.7%
16	Boise Cascade Co. (a)	360
7	Clearwater Paper Corp. (a)	433
25	Domtar Corp.	978
18	KapStone Paper and Packaging Corp.	402
61	Louisiana-Pacific Corp. (a)	1,145
7	Neenah Paper, Inc.	622
17	PH Glatfelter Co.	404
63	Schweitzer-Mauduit International, Inc.	2,847

		7,191

	Total Materials	69,463

	Real Estate — 9.1%
	Equity Real Estate Investment Trusts (REITs) — 8.4%
17	Acadia Realty Trust	570
25	Alexandria Real Estate Equities, Inc.	2,739
14	American Assets Trust, Inc.	607
85	American Campus Communities, Inc.	4,238
36	Camden Property Trust	2,998
58	Care Capital Properties, Inc.	1,457
28	Cedar Realty Trust, Inc.	182
21	Chesapeake Lodging Trust	538
99	Communications Sales & Leasing, Inc.	2,518
14	CoreSite Realty Corp.	1,127
111	Corporate Office Properties Trust	3,451
111	Cousins Properties, Inc.	946
27	DCT Industrial Trust, Inc.	1,293
174	DiamondRock Hospitality Co.	2,002
73	Douglas Emmett, Inc.	2,673
124	Duke Realty Corp.	3,304
4	EastGroup Properties, Inc.	270
19	EPR Properties	1,329
10	Equity One, Inc.	300
47	First Industrial Realty Trust, Inc.	1,304
28	Franklin Street Properties Corp.	369
10	Getty Realty Corp.	267
15	Government Properties Income Trust	289
23	Healthcare Realty Trust, Inc.	694
74	Highwoods Properties, Inc.	3,755

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
141	Hospitality Properties Trust	4,480
37	Kilroy Realty Corp.	2,735
119	Kite Realty Group Trust	2,783
45	Liberty Property Trust	1,781
12	Life Storage, Inc.	1,038
105	Mack-Cali Realty Corp.	3,061
96	Medical Properties Trust, Inc.	1,175
14	Parkway, Inc. (a)	308
30	PS Business Parks, Inc.	3,479
130	Rayonier, Inc.	3,463
35	Regency Centers Corp.	2,444
39	Retail Opportunity Investments Corp.	818
5	Saul Centers, Inc.	312
177	Senior Housing Properties Trust	3,351
227	Summit Hotel Properties, Inc.	3,637
37	Tanger Factory Outlet Centers, Inc.	1,320
53	Taubman Centers, Inc.	3,895
9	Urstadt Biddle Properties, Inc., Class A	222
198	Washington Prime Group, Inc.	2,064
48	Weingarten Realty Investors	1,717

		83,303

	Real Estate Management & Development — 0.7%
19	Alexander & Baldwin, Inc.	841
13	Forestar Group, Inc. (a)	168
45	HFF, Inc., Class A	1,351
37	Jones Lang LaSalle, Inc.	3,712
7	RE/MAX Holdings, Inc., Class A	386

		6,458

	Total Real Estate	89,761

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.2%
4	ATN International, Inc.	345
62	Inteliquent, Inc.	1,416

		1,761

	Wireless Telecommunication Services — 0.4%
36	Spok Holdings, Inc.	749
107	Telephone & Data Systems, Inc.	3,095

		3,844

	Total Telecommunication Services	5,605

	Utilities — 4.4%
	Electric Utilities — 1.8%
31	ALLETE, Inc.	1,964
33	El Paso Electric Co.	1,557

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electric Utilities — continued
119	Great Plains Energy, Inc.	3,252
78	Hawaiian Electric Industries, Inc.	2,576
35	IDACORP, Inc.	2,833
153	OGE Energy Corp.	5,112
11	Westar Energy, Inc.	603

		17,897

	Gas Utilities — 1.6%
82	Atmos Energy Corp.	6,070
17	National Fuel Gas Co.	987
5	New Jersey Resources Corp.	171
20	Southwest Gas Corp.	1,552
2	Spire, Inc.	155
149	UGI Corp.	6,888
4	WGL Holdings, Inc.	267

		16,090

	Multi-Utilities — 0.9%
36	Avista Corp.	1,428
92	MDU Resources Group, Inc.	2,635
18	NorthWestern Corp.	1,015
75	Vectren Corp.	3,937

		9,015

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.1%
15	American States Water Co.	694

	Total Utilities	43,696

	Total Common Stocks (Cost $645,473)	966,237

Short-Term Investment — 2.9%
	Investment Company — 2.9%
28,730	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $28,730)	28,730

	Total Investments — 100.3% (Cost $674,203)	994,967
	Liabilities in Excess of Other Assets — (0.3)%	(3,041)

	NET ASSETS — 100.0%	$991,926

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
82	E-mini Russell 2000	03/17/17	USD	$5,563	$(61)
101	E-mini S&P MidCap 400	03/17/17	USD	16,757	(166)

					$(227)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.

(h)	— Amount rounds to less than 500.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of December 31, 2016.
(q)	— Investment in affiliate which is a security in the Fund’s index.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	Equity Index Fund	Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,655,520	$966,237
Investments in affiliates, at value	30,870	28,730

Total investment securities, at value	1,686,390	994,967
Cash	35	2
Deposits at broker for futures contracts	—	1,242
Receivables:
Investment securities sold	—	2,405
Fund shares sold	4,713	2,588
Dividends from non-affiliates	2,172	1,171
Dividends from affiliates	2	7
Due from Adviser	4	—

Total Assets	1,693,316	1,002,382

LIABILITIES:
Payables:
Investment securities purchased	—	938
Fund shares redeemed	6,754	8,925
Variation margin on futures contracts	16	121
Accrued liabilities:
Investment advisory fees	—	49
Administration fees	33	—
Distribution fees	183	49
Shareholder servicing fees	121	202
Custodian and accounting fees	10	44
Trustees’ and Chief Compliance Officer’s fees	2	1
Other	364	127

Total Liabilities	7,483	10,456

Net Assets	$1,685,833	$991,926

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

	Equity Index Fund	Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$632,955	$657,343
Accumulated undistributed (distributions in excess of) net investment income	(8)	(517)
Accumulated net realized gains (losses)	(29,995)	14,563
Net unrealized appreciation (depreciation)	1,082,881	320,537

Total Net Assets	$1,685,833	$991,926

Net Assets:
Class A	$586,573	$112,941
Class C	88,538	32,116
Class R2	—	13,326
Class R6	240,808	—
Select Class	769,914	833,543

Total	$1,685,833	$991,926

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,989	10,179
Class C	2,587	3,379
Class R2	—	1,217
Class R6	6,967	—
Select Class	22,277	74,323

Net Asset Value (a):
Class A — Redemption price per share	$34.53	$11.10
Class C — Offering price per share (b)	34.23	9.50
Class R2 — Offering and redemption price per share	—	10.95
Class R6 — Offering and redemption price per share	34.56	—
Select Class — Offering and redemption price per share	34.56	11.22
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$36.44	$11.72

Cost of investments in non-affiliates	$591,699	$645,473
Cost of investments in affiliates	11,787	28,730

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

	Equity Index Fund	Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Interest income from affiliates	$1	$— (a)
Dividend income from non-affiliates	17,369	8,105
Dividend income from affiliates	305	30

Total investment income	17,675	8,135

EXPENSES:
Investment advisory fees	867	1,218
Administration fees	654	399
Distribution fees:
Class A	750	125
Class C	340	101
Class R2	—	31
Shareholder servicing fees:
Class A	750	125
Class C	113	34
Class R2	—	15
Select Class	1,032	1,044
Custodian and accounting fees	31	34
Interest expense to affiliates	— (a)	—
Professional fees	29	31
Trustees’ and Chief Compliance Officer’s fees	17	15
Printing and mailing costs	52	24
Registration and filing fees	32	29
Transfer agency fees (See Note 2.E.)	153	27
Sub-transfer agency fees (See Note 2.E.)	372	113
Other	16	16

Total expenses	5,208	3,381

Less fees waived	(2,478)	(1,126)
Less expense reimbursements	(23)	(2)

Net expenses	2,707	2,253

Net investment income (loss)	14,968	5,882

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	40,419	32,930
Investments in affiliates	764	—
Futures	700	3,219

Net realized gain (loss)	41,883	36,149

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	61,487	94,347
Investments in affiliates	6,940	—
Futures	(122)	(436)

Change in net unrealized appreciation/depreciation	68,305	93,911

Net realized/unrealized gains (losses)	110,188	130,060

Change in net assets resulting from operations	$125,156	$135,942

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,968	$32,669	$5,882	$11,007
Net realized gain (loss)	41,883	264,487	36,149	98,721
Change in net unrealized appreciation/depreciation	68,305	(252,514)	93,911	(139,614)

Change in net assets resulting from operations	125,156	44,642	135,942	(29,886)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,594)	(11,254)	(622)	(779)
From net realized gains	(50,124)	(93,301)	(9,476)	(17,264)
Class C
From net investment income	(544)	(998)	(129)	(66)
From net realized gains	(7,682)	(13,966)	(3,120)	(4,521)
Class R2
From net investment income	—	—	(65)	(62)
From net realized gains	—	—	(1,167)	(1,808)
Class R6 (a)
From net investment income	(1,469)	—	—	—
From net realized gains	(20,272)	—	—	—
Select Class
From net investment income	(8,477)	(18,999)	(6,045)	(9,512)
From net realized gains	(65,912)	(137,624)	(74,429)	(180,035)

Total distributions to shareholders	(160,074)	(276,142)	(95,053)	(214,047)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	213,369	(154,024)	15,679	(168,034)

NET ASSETS:
Change in net assets	178,451	(385,524)	56,568	(411,967)
Beginning of period	1,507,382	1,892,906	935,358	1,347,325

End of period	$1,685,833	$1,507,382	$991,926	$935,358

Accumulated undistributed (distributions in excess of) net investment income	$(8)	$1,108	$(517)	$462

(a)	Commencement of offering of class of shares effective September 1, 2016, for Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$42,299	$104,909	$23,782	$22,263
Distributions reinvested	55,210	103,545	8,992	14,941
Cost of shares redeemed	(97,440)	(214,499)	(22,944)	(29,714)

Change in net assets resulting from Class A capital transactions	$69	$(6,045)	$9,830	$7,490

Class C
Proceeds from shares issued	$9,785	$29,257	$7,407	$7,199
Distributions reinvested	6,369	11,459	2,957	3,945
Cost of shares redeemed	(14,764)	(28,073)	(3,014)	(5,823)

Change in net assets resulting from Class C capital transactions	$1,390	$12,643	$7,350	$5,321

Class R2
Proceeds from shares issued	$—	$—	$1,722	$5,044
Distributions reinvested	—	—	1,020	1,499
Cost of shares redeemed	—	—	(1,405)	(3,100)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1,337	$3,443

Class R6 (a)
Proceeds from shares issued	$232,974	$—	$—	$—
Distributions reinvested	20,081	—	—	—
Cost of shares redeemed	(4,619)	—	—	—

Change in net assets resulting from Class R6 capital transactions	$248,436	$—	$—	$—

Select Class
Proceeds from shares issued	$108,526	$185,825	$55,552	$104,489
Distributions reinvested	62,486	127,967	71,175	122,247
Cost of shares redeemed	(207,538)	(474,414)	(129,565)	(411,024)

Change in net assets resulting from Select Class capital transactions	$(36,526)	$(160,622)	$(2,838)	$(184,288)

Total change in net assets resulting from capital transactions	$213,369	$(154,024)	$15,679	$(168,034)

(a)	Commencement of offering of class of shares effective September 1, 2016, for Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	1,162	2,869	2,078	2,064
Reinvested	1,578	3,030	806	1,486
Redeemed	(2,686)	(5,724)	(2,043)	(2,695)

Change in Class A Shares	54	175	841	855

Class C
Issued	273	809	750	746
Reinvested	184	339	310	451
Redeemed	(410)	(782)	(308)	(610)

Change in Class C Shares	47	366	752	587

Class R2
Issued	—	—	156	457
Reinvested	—	—	92	151
Redeemed	—	—	(127)	(285)

Change in Class R2 Shares	—	—	121	323

Class R6 (a)
Issued	6,520	—	—	—
Reinvested	575	—	—	—
Redeemed	(128)	—	—	—

Change in Class R6 Shares	6,967	—	—	—

Select Class
Issued	2,989	5,129	4,874	9,599
Reinvested	1,783	3,737	6,312	12,030
Redeemed	(5,651)	(12,808)	(11,300)	(39,168)

Change in Select Class Shares	(879)	(3,942)	(114)	(17,539)

(a)	Commencement of offering of class of shares effective September 1, 2016, for Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Index Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$35.36	$0.33	$2.37	$2.70	$(0.34)	$(3.19)	$(3.53)
Year Ended June 30, 2016	41.12	0.71	0.38	1.09	(0.67)	(6.18)	(6.85)
Year Ended June 30, 2015	41.94	0.68	2.11	2.79	(0.66)	(2.95)	(3.61)
Year Ended June 30, 2014	36.43	0.64	7.78	8.42	(0.63)	(2.28)	(2.91)
Year Ended June 30, 2013	30.92	0.63	5.52	6.15	(0.64)	—	(0.64)
Year Ended June 30, 2012	29.96	0.51	0.96	1.47	(0.51)	—	(0.51)

Class C
Six Months Ended December 31, 2016 (Unaudited)	35.09	0.20	2.34	2.54	(0.21)	(3.19)	(3.40)
Year Ended June 30, 2016	40.86	0.43	0.38	0.81	(0.40)	(6.18)	(6.58)
Year Ended June 30, 2015	41.72	0.37	2.09	2.46	(0.37)	(2.95)	(3.32)
Year Ended June 30, 2014	36.28	0.35	7.73	8.08	(0.36)	(2.28)	(2.64)
Year Ended June 30, 2013	30.81	0.37	5.50	5.87	(0.40)	—	(0.40)
Year Ended June 30, 2012	29.87	0.29	0.94	1.23	(0.29)	—	(0.29)

Class R6
September 1, 2016 (g) through December 31, 2016 (Unaudited)	36.73	0.22	1.20	1.42	(0.40)	(3.19)	(3.59)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	35.39	0.37	2.37	2.74	(0.38)	(3.19)	(3.57)
Year Ended June 30, 2016	41.14	0.81	0.38	1.19	(0.76)	(6.18)	(6.94)
Year Ended June 30, 2015	41.96	0.79	2.10	2.89	(0.76)	(2.95)	(3.71)
Year Ended June 30, 2014	36.44	0.74	7.79	8.53	(0.73)	(2.28)	(3.01)
Year Ended June 30, 2013	30.92	0.71	5.53	6.24	(0.72)	—	(0.72)
Year Ended June 30, 2012	29.97	0.58	0.95	1.53	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$34.53	7.57%	$586,573	0.45%	1.78%	0.80%	10%
35.36	3.53	598,815	0.45	1.93	0.94	4
41.12	6.94	689,107	0.45	1.63	0.92	5
41.94	23.95	694,974	0.45	1.63	0.91	5
36.43	20.04	585,946	0.45	1.86	0.94	4
30.92	5.03	520,294	0.45	1.74	0.94	7

34.23	7.19	88,538	1.14	1.08	1.28	10
35.09	2.76	89,104	1.20	1.19	1.43	4
40.86	6.15	88,842	1.20	0.88	1.41	5
41.72	23.01	77,644	1.20	0.88	1.41	5
36.28	19.16	58,831	1.20	1.10	1.45	4
30.81	4.21	45,854	1.20	0.99	1.44	7

34.56	3.83	240,808	0.04	1.83	0.15	10

34.56	7.70	769,914	0.20	2.03	0.52	10
35.39	3.81	819,463	0.20	2.17	0.67	4
41.14	7.19	1,114,957	0.20	1.88	0.66	5
41.96	24.27	1,120,177	0.20	1.89	0.66	5
36.44	20.35	1,087,877	0.20	2.11	0.69	4
30.92	5.26	1,188,683	0.20	1.99	0.69	7

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Market Expansion Enhanced Index Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$10.64	$0.06		$1.53	$1.59	$(0.07)	$(1.06)	$(1.13)
Year Ended June 30, 2016	12.98	0.09		(0.21)	(0.12)	(0.08)	(2.14)	(2.22)
Year Ended June 30, 2015	13.85	0.10		0.72	0.82	(0.10)	(1.59)	(1.69)
Year Ended June 30, 2014	12.17	0.09	(g)	2.81	2.90	(0.08)	(1.14)	(1.22)
Year Ended June 30, 2013	10.32	0.11	(h)	2.45	2.56	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2012	11.52	0.07		(0.42)	(0.35)	(0.07)	(0.78)	(0.85)

Class C
Six Months Ended December 31, 2016 (Unaudited)	9.27	0.02		1.31	1.33	(0.04)	(1.06)	(1.10)
Year Ended June 30, 2016	11.62	0.01		(0.19)	(0.18)	(0.03)	(2.14)	(2.17)
Year Ended June 30, 2015	12.58	0.01		0.65	0.66	(0.03)	(1.59)	(1.62)
Year Ended June 30, 2014	11.18	—	(g)(i)	2.56	2.56	(0.02)	(1.14)	(1.16)
Year Ended June 30, 2013	9.55	0.03	(h)	2.25	2.28	(0.05)	(0.60)	(0.65)
Year Ended June 30, 2012	10.74	(0.01)		(0.39)	(0.40)	(0.01)	(0.78)	(0.79)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	10.52	0.04		1.51	1.55	(0.06)	(1.06)	(1.12)
Year Ended June 30, 2016	12.87	0.07		(0.22)	(0.15)	(0.06)	(2.14)	(2.20)
Year Ended June 30, 2015	13.74	0.07		0.72	0.79	(0.07)	(1.59)	(1.66)
Year Ended June 30, 2014	12.09	0.06	(g)	2.78	2.84	(0.05)	(1.14)	(1.19)
Year Ended June 30, 2013	10.25	0.08	(h)	2.44	2.52	(0.08)	(0.60)	(0.68)
Year Ended June 30, 2012	11.46	0.03		(0.42)	(0.39)	(0.04)	(0.78)	(0.82)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	10.75	0.07		1.54	1.61	(0.08)	(1.06)	(1.14)
Year Ended June 30, 2016	13.09	0.12		(0.21)	(0.09)	(0.11)	(2.14)	(2.25)
Year Ended June 30, 2015	13.94	0.13		0.74	0.87	(0.13)	(1.59)	(1.72)
Year Ended June 30, 2014	12.24	0.12	(g)	2.83	2.95	(0.11)	(1.14)	(1.25)
Year Ended June 30, 2013	10.37	0.14	(h)	2.46	2.60	(0.13)	(0.60)	(0.73)
Year Ended June 30, 2012	11.57	0.09		(0.42)	(0.33)	(0.09)	(0.78)	(0.87)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share remained the same for Class A, Class C, Class R2 and Select Class Shares and the net investment income (loss) ratio would have been 0.65%, (0.03)%, 0.42% and 0.90% for Class A, Class C, Class R2 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09, $0.01, $0.06 and $0.12 for Class A, Class C, Class R2 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.82%, 0.13%, 0.58% and 1.07% for Class A, Class C, Class R2 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.005.
(j)	Amount rounds to less than 0.005%

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$11.10	14.93%	$112,941	0.65%	1.01%		0.97%	14%
10.64	0.22	99,397	0.69	0.81		0.98	39
12.98	6.90	110,138	0.68	0.75		0.92	39
13.85	24.96	116,727	0.69	0.68	(g)	0.87	25
12.17	25.91	84,296	0.69	0.95	(h)	0.88	51
10.32	(2.22)	62,820	0.69	0.64		0.89	77

9.50	14.37	32,116	1.28	0.40		1.48	14
9.27	(0.43)	24,343	1.39	0.12		1.52	39
11.62	6.25	23,705	1.38	0.06		1.44	39
12.58	24.03	23,248	1.37	0.00	(g)(j)	1.37	25
11.18	25.07	16,636	1.37	0.27	(h)	1.38	51
9.55	(2.85)	12,330	1.39	(0.07)		1.39	77

10.95	14.69	13,326	0.88	0.78		1.31	14
10.52	(0.05)	11,536	0.92	0.60		1.40	39
12.87	6.75	9,946	0.91	0.53		1.26	39
13.74	24.60	8,821	0.92	0.45	(g)	1.12	25
12.09	25.72	6,985	0.93	0.72	(h)	1.13	51
10.25	(2.64)	4,477	1.07	0.27		1.14	77

11.22	15.00	833,543	0.41	1.26		0.62	14
10.75	0.47	800,082	0.44	1.04		0.63	39
13.09	7.26	1,203,536	0.43	1.00		0.62	39
13.94	25.26	1,413,937	0.44	0.92	(g)	0.62	25
12.24	26.26	1,296,602	0.44	1.21	(h)	0.63	51
10.37	(1.96)	1,100,332	0.44	0.89		0.64	77

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Fund	Class A, Class C, Class R6* and Select Class	Diversified
Market Expansion Enhanced Index Fund	Class A, Class C, Class R2 and Select Class	Diversified

*	Class R6 Shares of the Equity Index Fund commenced operations on September 1, 2016.

The investment objective of the Equity Index Fund is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

The investment objective of the Market Expansion Enhanced Index Fund is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,686,387	$—	$3		$1,686,390

Depreciation in Other Financial Instruments
Futures Contracts	$(23)	$—	$—		$(23)

Market Expansion Enhanced Index Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$994,967	$—	$—	(b)	$994,967

Depreciation in Other Financial Instruments
Futures Contracts	$(227)	$—	$—		$(227)

(a)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Value is zero.

There were no transfers among any levels during the six months ended December 31, 2016.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2016 (amounts in thousands):

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts:
Average Notional Balance Long	$9,627	$17,876
Ending Notional Balance Long	6,820	22,320

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Investment Transactions with Affiliates — An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below (amounts in thousands).

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
Equity Index Fund
JPMorgan Chase & Co. (common stock)*	$18,728	$2,859	$2,329	$764	$290	312	$26,962
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	11,729	22,125	33,854	—	3	—	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	301,204	297,296	—	12	3,908	3,908

	$30,457			$764	$305		$30,870

*	Investment in affiliate which is a security in the Fund’s Index.

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan Market Expansion Enhanced Index Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	$18,310	$13,653	$31,963	$—	$8	—	$—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	110,543	81,813	—	22	28,730	28,730

	$18,310			$—	$30		$28,730

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended December 31, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class R2	Class R6	Select Class	Total
Equity Index Fund
Transfer agency fees	$138	$4	n/a	$1	$10	153
Sub-transfer agency fees	131	27	n/a	—	214	372
Market Expansion Enhanced Index Fund
Transfer agency fees	14	4	$2	n/a	7	27
Sub-transfer agency fees	39	12	11	n/a	51	113

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.04% of the Equity Index Fund’s average daily net assets and 0.25% of the Market Expansion Enhanced Index Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

Prior to September 1, 2016, the fee for Equity Index Fund was 0.25% of the Fund’s average daily net assets.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class R6 and Select Class Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Equity Index Fund	0.25%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2016, the Distributor retained the following amounts (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$16	$1
Market Expansion Enhanced Index Fund	8	—

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R6	Select Class
Equity Index Fund	0.450%	1.200%	n/a	0.045%	0.200%
Market Expansion Enhanced Index Fund*	0.600	1.100	0.830%	n/a	0.350

*	Prior to November 1, 2016, the contractual expense limitations for the Market Expansion Enhanced Index Fund were 0.69%, 1.39%, 0.92% and 0.44% for Class A, Class C, Class R2 and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2016 and are in place until at least October 31, 2017 for Equity Index Fund and at least October 31, 2018 for Market Expansion Enhanced Index Fund.

For the six months ended December 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Equity Index Fund	$574	$529	$1,367	$2,470	$23
Market Expansion Enhanced Index Fund	502	258	351	1,111	2

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or the Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the respective Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2016 was as follows (amounts in thousands):

Equity Index Fund	$8
Market Expansion Enhanced Index Fund	15

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

The Funds may use related party broker-dealers. For the six months ended December 31, 2016, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$235,665	$161,922
Market Expansion Enhanced Index Fund	136,506	211,943

During the six months ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$603,486	$1,096,768	$13,864	$1,082,904
Market Expansion Enhanced Index Fund	674,203	339,358	18,594	320,764

At June 30, 2016, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Funds did not utilize the Credit Facility during the six months ended December 31, 2016.

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2016, the Equity Index Fund had two affiliated omnibus accounts, which represent 13.7% of the Fund’s net assets.

As of December 31, 2016, the J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate shares representing 55.5% of the net assets of Market Expansion Enhanced Index Fund.

Significant shareholder transactions by these shareholders may impact each Fund’s performance.

Because the Funds may invest a portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Equity Index Fund
Class A
Actual*	$1,000.00	$1,075.70	$2.35	0.45%
Hypothetical*	1,000.00	1,022.94	2.29	0.45
Class C
Actual*	1,000.00	1,071.60	5.95	1.14
Hypothetical*	1,000.00	1,019.46	5.80	1.14
Class R6
Actual**	1,000.00	1,038.30	0.14	0.04
Hypothetical*	1,000.00	1,025.00	0.20	0.04
Select Class
Actual*	1,000.00	1,077.00	1.05	0.20
Hypothetical*	1,000.00	1,024.20	1.02	0.20

Market Expansion Enhanced Index Fund
Class A
Actual*	1,000.00	1,148.20	3.52	0.65
Hypothetical*	1,000.00	1,021.93	3.31	0.65
Class C
Actual*	1,000.00	1,143.70	6.92	1.28
Hypothetical*	1,000.00	1,018.75	6.51	1.28
Class R2
Actual*	1,000.00	1,146.90	4.76	0.88
Hypothetical*	1,000.00	1,020.77	4.48	0.88
Select Class
Actual*	1,000.00	1,149.00	2.22	0.41
Hypothetical*	1,000.00	1,023.14	2.09	0.41

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the one-half year period).

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee

DECEMBER 31, 2016	J.P. MORGAN EQUITY FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s performance for Class A shares was in the first and third quintiles based on the Peer Group and Universe, respectively, for each of the one-, three- and five-year periods ended December 31, 2015. The Trustees noted that the performance for Select Class shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, for each of the one-, three- and five-year periods ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Market Expansion Enhanced Index Fund’s performance for both Class A and Select Class shares was in the first quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s net advisory fee and actual total expenses were in the second and first quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Select Class shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Select Class shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that effective September 1, 2016, the contractual advisory fee would be reduced from 0.25% to 0.04%. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that based upon the Universe, the Market Expansion Enhanced Index Fund’s net advisory fee and actual total expenses for Class A shares were in the second and first quintiles, respectively, and in the fourth and third quintiles, respectively, for Select Class shares. The Trustees also noted that the expense caps for certain share classes were reduced effective November 1, 2016. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

46	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2016

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	SAN-INDEX-1216

Semi-Annual Report

J.P. Morgan Investor Funds

December 31, 2016 (Unaudited)

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholder,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

“We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.”

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

Fund	Fund Return (With sales charge)*	Fund Return (Without sales charge)*	Bloomberg Barclays U.S. Intermediate Aggregate Index Return (formerly Barclays U.S. Intermediate Aggregate Index) (Broad-Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad-Based Equity Benchmark)	Composite Benchmark Return		Fund Net Assets as of December 31, 2016 (in thousands)
JPMorgan Investor Balanced Fund, Class A	(0.19)%	4.55%	(1.74)%	8.79%	3.47	%**	$5,328,194

JPMorgan Investor Conservative Growth Fund, Class A	(2.24)%	2.35%	(1.74)%	8.79%	1.37	%***	$4,142,015

JPMorgan Investor Growth Fund, Class A	3.76%	8.65%	(1.74)%	8.79%	7.72	%****	$2,544,261

JPMorgan Investor Growth & Income Fund, Class A	1.77%	6.54%	(1.74)%	8.79%	5.58	%*****	$3,130,106

Portfolio Composition by Asset Class******

Investor Balanced Fund
Fixed Income	44.2%
U.S. Equity	35.8
International Equity	14.6
Alternative Assets	4.5
Money Market	0.9

Investor Conservative Growth Fund
Fixed Income	64.5%
U.S. Equity	21.6
International Equity	8.5
Alternative Assets	4.7
Money Market	0.7

Investor Growth Fund
U.S. Equity	66.6%
International Equity	20.9
Fixed Income	9.9
Alternative Assets	1.5
Money Market	1.1

Investor Growth & Income Fund
U.S. Equity	49.5%
Fixed Income	28.0
International Equity	17.7
Alternative Assets	3.8
Money Market	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Balanced Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%).
***	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Conservative Growth Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%).
****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (10%).
*****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth & Income Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (30%).
******	Percentages indicated are based on total investments as of December 31, 2016. The Funds’ portfolio composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

J.P. Morgan Investor Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

U.S. equity investments generally continued to outperform both other developed markets and emerging markets during the second half of 2016. Rebounding in the wake of the U.K.’s vote to exit from the European Union, the Standard & Poor’s 500 (the “S&P 500”) reached new closing highs in July and August. Global oil prices also continued to rise during the reporting period and reached 15-month highs in advance of the November 30th meeting of the Organization of Petroleum Exporting Countries.

Meanwhile, the November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. The U.S. equity market recovered within a day and in the following weeks the S&P 500 surpassed 2,200 points for the first time and reached eight new closing highs by the end of 2016. The Dow Jones Industrial Average surpassed 19,000 points for the first time and reached 17 new closing highs between the election and the end of the year. In particular, energy, pharmaceutical and financial sector stocks generally rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

Overall, bond markets underperformed equity markets during the reporting period as rising stock prices attracted investors and expectations for rising interest rates in the U.S. hurt prices for U.S. Treasury bonds and core fixed-income debt securities.

During the reporting period, value stocks generally outperformed growth stocks and small-capitalization and mid-cap stocks outperformed large-cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments. For the six months ended December 31, 2016, each of the Investor Funds outperformed the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Funds’ broad based fixed income benchmark. Each of the Investor Funds underperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark, mainly due to the Investor Funds’ positions in non-U.S. developed market equity and core bond securities, none of which were held in the Russell 3000 Index and generally underperformed other asset classes.

Each Investor Fund’s performance is also compared to composite benchmarks, which are constructed of different percentages of the Investor Funds’ broad based fixed income and equity benchmarks. These composite benchmarks correspond to each Investor Fund’s target allocation. All four Investor Funds outperformed their respective composite benchmarks, mainly due to equity manager outperformance and to the Funds’ exposure to U.S. high yield debt (also known as “junk bonds”) that were not held in the composite benchmarks.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap, and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	3

J.P. Morgan Investor Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

investments that they believed would perform well over the long term, and maintained a level of volatility similar to that of each Investor Fund’s composite benchmark.

During the reporting period, the Investor Funds’ portfolio managers – through their investments in underlying funds – slightly decreased their allocation to high-yield debt and reduced their allocation to U.S. equity, particularly large capitalization stocks, amid rising equity prices. The managers also maintained their overweight position in international equity.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

JPMorgan Investor Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		(0.19)%	1.70%	6.39%	4.59%
Without Sales Charge		4.55	6.52	7.37	5.08
CLASS C SHARES	July 1, 1997
With CDSC***		3.24	4.93	6.81	4.51
Without CDSC		4.24	5.93	6.81	4.51
SELECT CLASS SHARES	December 10, 1996	4.68	6.78	7.62	5.34

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Balanced Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Balanced Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		(2.24)%	0.40%	4.32%	4.00%
Without Sales Charge		2.35	5.12	5.28	4.47
CLASS C SHARES	July 1, 1997
With CDSC***		1.04	3.45	4.71	3.90
Without CDSC		2.04	4.45	4.71	3.90
SELECT CLASS SHARES	December 10, 1996	2.44	5.34	5.54	4.73

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Conservative Growth Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Conservative Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years.

The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Conservative Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

JPMorgan Investor Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		3.76%	3.83%	10.37%	5.12%
Without Sales Charge		8.65	8.71	11.39	5.60
CLASS C SHARES	July 1, 1997
With CDSC***		7.35	7.10	10.81	5.02
Without CDSC		8.35	8.10	10.81	5.02
SELECT CLASS SHARES	December 10, 1996	8.79	8.98	11.69	5.87

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Growth Composite Benchmark and the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (10%). The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge**		1.77%	2.60%	8.11%	4.78%
Without Sales Charge		6.54	7.43	9.11	5.26
CLASS C SHARES	July 1, 1997
With CDSC***		5.28	5.89	8.54	4.69
Without CDSC		6.28	6.89	8.54	4.69
SELECT CLASS SHARES	December 10, 1996	6.70	7.75	9.39	5.53

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Growth & Income Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth & Income Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth & Income Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.0% (b)
	Alternative Assets — 4.5%
667	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	6,127
6,422	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	66,146
5,165	JPMorgan Research Market Neutral Fund, Class L Shares (a)	75,713
5,983	JPMorgan Systematic Alpha Fund, Class R6 Shares	92,080

	Total Alternative Assets	240,066

	Fixed Income — 44.2%
80,254	JPMorgan Core Bond Fund, Class R6 Shares	922,118
64,699	JPMorgan Core Plus Bond Fund, Class R6 Shares	527,945
6,779	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	53,823
18,537	JPMorgan Floating Rate Income Fund, Class R6 Shares	175,174
1,166	JPMorgan Government Bond Fund, Class R6 Shares	12,234
34,668	JPMorgan High Yield Fund, Class R6 Shares	254,460
7,758	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	79,754
21,471	JPMorgan Limited Duration Bond Fund, Class R6 Shares	214,496
7,967	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	92,420
1,970	JPMorgan Unconstrained Debt Fund, Class R6 Shares	19,347

	Total Fixed Income	2,351,771

	International Equity — 14.6%
5,056	JPMorgan Emerging Economies Fund, Class R6 Shares	56,218
2,630	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	55,405
9,920	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	185,703
5,922	JPMorgan International Equity Fund, Class R6 Shares	85,040
17,760	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	278,294
4,715	JPMorgan Intrepid European Fund, Class L Shares	106,704
819	JPMorgan Latin America Fund, Class R6 Shares	10,119

	Total International Equity	777,483

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 35.7%
4,150	JPMorgan Dynamic Growth Fund, Class R5 Shares (a)	111,000
6,173	JPMorgan Equity Income Fund, Class R6 Shares	93,766
8,887	JPMorgan Intrepid America Fund, Class R6 Shares	324,720
3,936	JPMorgan Intrepid Growth Fund, Class R6 Shares	167,923
6,014	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	131,649
1,798	JPMorgan Large Cap Growth Fund, Class R6 Shares (a)	58,175
9,197	JPMorgan Large Cap Value Fund, Class R6 Shares	133,085
17,066	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	191,477
172	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	4,786
727	JPMorgan Small Cap Value Fund, Class R6 Shares	22,996
31,769	JPMorgan U.S. Equity Fund, Class R6 Shares	464,463
3,863	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	109,006
2,817	JPMorgan Value Advantage Fund, Class R6 Shares	90,747

	Total U.S. Equity	1,903,793

	Total Investment Companies (Cost $4,584,046)	5,273,113

Short-Term Investment — 0.9%
	Investment Company — 0.9%
50,526	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $50,526)	50,526

	Total Investments — 99.9% (Cost $4,634,572)	5,323,639
	Other Assets in Excess of Liabilities — 0.1%	4,555

	NET ASSETS — 100.0%	$5,328,194

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.0% (b)
	Alternative Assets — 4.7%
555	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	5,096
4,770	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	49,135
3,731	JPMorgan Research Market Neutral Fund, Class L Shares (a)	54,700
5,437	JPMorgan Systematic Alpha Fund, Class R6 Shares	83,671

	Total Alternative Assets	192,602

	Fixed Income — 64.3%
96,502	JPMorgan Core Bond Fund, Class R6 Shares	1,108,810
66,753	JPMorgan Core Plus Bond Fund, Class R6 Shares	544,701
5,133	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	40,758
18,265	JPMorgan Floating Rate Income Fund, Class R6 Shares	172,601
3,230	JPMorgan Government Bond Fund, Class R6 Shares	33,879
30,854	JPMorgan High Yield Fund, Class R6 Shares	226,465
9,492	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	97,577
33,879	JPMorgan Limited Duration Bond Fund, Class R6 Shares	338,450
7,185	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	83,351
1,822	JPMorgan Unconstrained Debt Fund, Class R6 Shares	17,894

	Total Fixed Income	2,664,486

	International Equity — 8.5%
2,298	JPMorgan Emerging Economies Fund, Class R6 Shares	25,557
1,241	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	26,143
2,777	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	51,981
2,817	JPMorgan International Equity Fund, Class R6 Shares	40,447
9,709	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	152,142
2,158	JPMorgan Intrepid European Fund, Class L Shares	48,825
559	JPMorgan Latin America Fund, Class R6 Shares	6,898

	Total International Equity	351,993

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 21.5%
1,795	JPMorgan Dynamic Growth Fund, Class R5 Shares (a)	48,008
4,888	JPMorgan Equity Income Fund, Class R6 Shares	74,242
5,015	JPMorgan Intrepid America Fund, Class R6 Shares	183,258
2,398	JPMorgan Intrepid Growth Fund, Class R6 Shares	102,288
2,489	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	54,488
1,623	JPMorgan Large Cap Value Fund, Class R6 Shares	23,489
5,567	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	62,466
1,436	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	39,945
937	JPMorgan Small Cap Value Fund, Class R6 Shares	29,614
11,983	JPMorgan U.S. Equity Fund, Class R6 Shares	175,187
1,253	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	35,373
1,965	JPMorgan Value Advantage Fund, Class R6 Shares	63,290

	Total U.S. Equity	891,648

	Total Investment Companies (Cost $3,764,194)	4,100,729

Short-Term Investment — 0.7%
	Investment Company — 0.7%
28,077	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $28,077)	28,077

	Total Investments — 99.7% (Cost $3,792,271)	4,128,806
	Other Assets in Excess of Liabilities — 0.3%	13,209

	NET ASSETS — 100.0%	$4,142,015

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.9% (b)
	Alternative Assets — 1.5%
771	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	7,084
582	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	5,994
309	JPMorgan Research Market Neutral Fund, Class L Shares (a)	4,528
1,426	JPMorgan Systematic Alpha Fund, Class R6 Shares	21,940

	Total Alternative Assets	39,546

	Fixed Income — 9.9%
7,494	JPMorgan Core Bond Fund, Class R6 Shares	86,111
3,451	JPMorgan Core Plus Bond Fund, Class R6 Shares	28,161
1,395	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	11,075
2,390	JPMorgan Floating Rate Income Fund, Class R6 Shares	22,589
11,503	JPMorgan High Yield Fund, Class R6 Shares	84,430
1,115	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	11,458
431	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	4,995
415	JPMorgan Unconstrained Debt Fund, Class R6 Shares	4,079

	Total Fixed Income	252,898

	International Equity — 20.9%
4,009	JPMorgan Emerging Economies Fund, Class R6 Shares	44,580
2,115	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	44,554
3,696	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	69,196
7,296	JPMorgan International Equity Fund, Class R6 Shares	104,772
8,846	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	138,610
3,175	JPMorgan International Unconstrained Equity Fund, Class R6 Shares	53,819
3,072	JPMorgan Intrepid European Fund, Class L Shares	69,525
527	JPMorgan Latin America Fund, Class R6 Shares	6,512

	Total International Equity	531,568

	U.S. Equity — 66.6%
923	JPMorgan Dynamic Growth Fund, Class R5 Shares (a)	24,695
2,690	JPMorgan Equity Income Fund, Class R6 Shares	40,865

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
7,810	JPMorgan Intrepid America Fund, Class R6 Shares	285,382
3,006	JPMorgan Intrepid Growth Fund, Class R6 Shares	128,218
4,081	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	89,343
5,777	JPMorgan Large Cap Growth Fund, Class R6 Shares (a)	186,885
17,329	JPMorgan Large Cap Value Fund, Class R6 Shares	250,758
13,714	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	153,873
1,153	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	32,086
1,201	JPMorgan Small Cap Value Fund, Class R6 Shares	37,977
22,976	JPMorgan U.S. Equity Fund, Class R6 Shares	335,905
2,865	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	80,860
1,460	JPMorgan Value Advantage Fund, Class R6 Shares	47,030

	Total U.S. Equity	1,693,877

	Total Investment Companies (Cost $1,953,952)	2,517,889

Short-Term Investment — 1.1%
	Investment Company — 1.1%
26,926	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $26,926)	26,926

	Total Investments — 100.0% (Cost $1,980,878)	2,544,815
	Liabilities in Excess of Other Assets — 0.0% (g)	(554)

	NET ASSETS — 100.0%	$2,544,261

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	11

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.9% (b)
	Alternative Assets — 3.8%
1,126	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	10,351
2,860	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	29,456
2,099	JPMorgan Research Market Neutral Fund, Class L Shares (a)	30,774
3,072	JPMorgan Systematic Alpha Fund, Class R6 Shares	47,272

	Total Alternative Assets	117,853

	Fixed Income — 28.0%
25,615	JPMorgan Core Bond Fund, Class R6 Shares	294,314
23,573	JPMorgan Core Plus Bond Fund, Class R6 Shares	192,359
2,112	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	16,772
12,601	JPMorgan Floating Rate Income Fund, Class R6 Shares	119,081
1,075	JPMorgan Government Bond Fund, Class R6 Shares	11,279
19,739	JPMorgan High Yield Fund, Class R6 Shares	144,881
3,931	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	40,407
2,234	JPMorgan Limited Duration Bond Fund, Class R6 Shares	22,317
2,048	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	23,761
1,150	JPMorgan Unconstrained Debt Fund, Class R6 Shares	11,296

	Total Fixed Income	876,467

	International Equity — 17.7%
4,010	JPMorgan Emerging Economies Fund, Class R6 Shares	44,595
1,975	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	41,614
6,353	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	118,936
6,023	JPMorgan International Equity Fund, Class R6 Shares	86,488
9,865	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	154,589
1,268	JPMorgan International Unconstrained Equity Fund, Class R6 Shares	21,487
3,644	JPMorgan Intrepid European Fund, Class L Shares	82,471
298	JPMorgan Latin America Fund, Class R6 Shares	3,675

	Total International Equity	553,855

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 49.4%
1,575	JPMorgan Dynamic Growth Fund, Class R5 Shares (a)	42,140
3,571	JPMorgan Equity Income Fund, Class R6 Shares	54,243
8,547	JPMorgan Intrepid America Fund, Class R6 Shares	312,309
2,278	JPMorgan Intrepid Growth Fund, Class R6 Shares	97,195
2,418	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	52,941
5,046	JPMorgan Large Cap Growth Fund, Class R6 Shares (a)	163,223
12,344	JPMorgan Large Cap Value Fund, Class R6 Shares	178,617
12,836	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	144,019
1,019	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	28,356
1,230	JPMorgan Small Cap Value Fund, Class R6 Shares	38,908
21,567	JPMorgan U.S. Equity Fund, Class R6 Shares	315,315
2,357	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	66,523
1,682	JPMorgan Value Advantage Fund, Class R6 Shares	54,169

	Total U.S. Equity	1,547,958

	Total Investment Companies (Cost $2,525,132)	3,096,133

Short-Term Investment — 1.0%
	Investment Company — 1.0%
31,391	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $31,391)	31,391

	Total Investments — 99.9% (Cost $2,556,523)	3,127,524
	Other Assets in Excess of Liabilities — 0.1%	2,582

	NET ASSETS — 100.0%	$3,130,106

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

J.P. Morgan Investor Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of December 31, 2016.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund		Investor Conservative Growth Fund		Investor Growth Fund		Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$5,323,639		$4,128,806		$2,544,815		$3,127,524
Receivables:
Investment securities sold	12,834		21,206		3,837		6,282
Fund shares sold	5,825		2,748		4,010		3,165
Dividends from affiliates	17		12		8		10

Total Assets	5,342,315		4,152,772		2,552,670		3,136,981

LIABILITIES:
Payables:
Distributions	3,055		439		2,184		1,657
Fund shares redeemed	7,762		7,372		4,704		3,325
Accrued liabilities:
Investment advisory fees	185		120		14		64
Administration fees	232		171		80		122
Distribution fees	1,528		1,573		597		796
Shareholder servicing fees	662		613		301		366
Custodian and accounting fees	3		3		7		8
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—	(a)
Other	694		466		522		537

Total Liabilities	14,121		10,757		8,409		6,875

Net Assets	$5,328,194		$4,142,015		$2,544,261		$3,130,106

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$4,631,676	$3,784,884	$1,976,995	$2,586,516
Accumulated undistributed (distributions in excess of) net investment income	(1,855)	(876)	(2,796)	(2,126)
Accumulated net realized gains (losses)	9,306	21,472	6,125	(25,285)
Net unrealized appreciation (depreciation)	689,067	336,535	563,937	571,001

Total Net Assets	$5,328,194	$4,142,015	$2,544,261	$3,130,106

Net Assets:
Class A	$3,765,839	$2,326,861	$1,961,815	$2,494,112
Class C	1,132,858	1,680,813	279,996	413,869
Select Class	429,497	134,341	302,450	222,125

Total	$5,328,194	$4,142,015	$2,544,261	$3,130,106

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	259,126	188,708	105,522	154,243
Class C	79,098	136,906	15,946	26,287
Select Class	29,504	10,836	15,960	13,940

Net Asset Value (a):
Class A — Redemption price per share	$14.53	$12.33	$18.59	$16.17
Class C — Offering price per share (b)	14.32	12.28	17.56	15.74
Select Class — Offering and redemption price per share	14.56	12.40	18.95	15.93
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.21	$12.91	$19.47	$16.93

Cost of investments in affiliates	4,634,572	3,792,271	1,980,878	2,556,523

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$69,986	$56,598	$27,926	$38,776
Interest income from affiliates	2	2	1	1

Total investment income	69,988	56,600	27,927	38,777

EXPENSES:
Investment advisory fees	1,364	1,077	632	795
Administration fees	1,552	1,265	823	985
Distribution fees:
Class A	4,835	3,029	2,444	3,166
Class C	4,365	6,546	1,046	1,576
Shareholder servicing fees:
Class A	4,835	3,029	2,444	3,166
Class C	1,455	2,182	348	525
Select Class	528	173	368	285
Custodian and accounting fees	11	4	13	13
Professional fees	35	23	33	37
Trustees’ and Chief Compliance Officer’s fees	17	17	16	16
Printing and mailing costs	178	126	129	134
Registration and filing fees	54	47	30	32
Transfer agency fees (See Note 2.D.)	240	136	366	292
Sub-transfer agency fees (See Note 2.D.)	787	590	557	588
Other	39	41	29	31

Total expenses	20,295	18,285	9,278	11,641

Less fees waived	(3,272)	(2,202)	(2,266)	(2,441)

Net expenses	17,023	16,083	7,012	9,200

Net investment income (loss)	52,965	40,517	20,915	29,577

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	39,577	33,146	18,299	24,545
Distributions of capital gains received from investment company affiliates	64,588	24,878	65,108	59,914
Change in net unrealized appreciation/depreciation of investments in affiliates	80,213	(7,055)	102,938	85,772

Net realized/unrealized gains (losses)	184,378	50,969	186,345	170,231

Change in net assets resulting from operations	$237,343	$91,486	$207,260	$199,808

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$52,965	$78,989	$40,517	$66,695
Net realized gain (loss) on investments in affiliates	39,577	(34,987)	33,146	(4,763)
Distributions of capital gains received from investment company affiliates	64,588	138,678	24,878	59,009
Change in net unrealized appreciation/depreciation on investments in affiliates	80,213	(220,812)	(7,055)	(94,409)

Change in net assets resulting from operations	237,343	(38,132)	91,486	26,532

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(40,829)	(66,366)	(26,108)	(44,516)
From net realized gains	(72,170)	(121,890)	(32,302)	(58,389)
Class C
From net investment income	(9,151)	(14,208)	(13,502)	(23,185)
From net realized gains	(22,004)	(38,413)	(23,339)	(43,262)
Select Class
From net investment income	(5,138)	(7,936)	(1,640)	(2,667)
From net realized gains	(8,132)	(12,696)	(1,870)	(3,008)

Total distributions to shareholders	(157,424)	(261,509)	(98,761)	(175,027)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(152,660)	133,100	(138,766)	(79,747)

NET ASSETS:
Change in net assets	(72,741)	(166,541)	(146,041)	(228,242)
Beginning of period	5,400,935	5,567,476	4,288,056	4,516,298

End of period	$5,328,194	$5,400,935	$4,142,015	$4,288,056

Accumulated undistributed (distributions in excess of) net investment income	$(1,855)	$298	$(876)	$(143)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,915	$22,146	$29,577	$40,813
Net realized gain (loss) on investments in affiliates	18,299	(3,929)	24,545	(15,996)
Distributions of capital gains received from investment company affiliates	65,108	113,224	59,914	108,419
Change in net unrealized appreciation/depreciation on investments in affiliates	102,938	(223,185)	85,772	(207,721)

Change in net assets resulting from operations	207,260	(91,744)	199,808	(74,485)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(18,481)	(24,859)	(25,967)	(39,844)
From net realized gains	(84,422)	(94,493)	(72,446)	(94,772)
Class C
From net investment income	(2,132)	(2,839)	(3,241)	(4,619)
From net realized gains	(12,736)	(14,281)	(12,299)	(16,453)
Select Class
From net investment income	(3,162)	(4,447)	(2,621)	(4,452)
From net realized gains	(12,791)	(14,030)	(6,488)	(9,016)

Total distributions to shareholders	(133,724)	(154,949)	(123,062)	(169,156)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	23,794	170,465	(88,603)	51,972

NET ASSETS:
Change in net assets	97,330	(76,228)	(11,857)	(191,669)
Beginning of period	2,446,931	2,523,159	3,141,963	3,333,632

End of period	$2,544,261	$2,446,931	$3,130,106	$3,141,963

Accumulated undistributed (distributions in excess of) net investment income	$(2,796)	$64	$(2,126)	$126

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$151,654	$521,159	$118,750	$334,682
Distributions reinvested	112,658	187,721	58,250	102,662
Cost of shares redeemed	(392,182)	(679,873)	(257,754)	(496,753)

Change in net assets resulting from Class A capital transactions	$(127,870)	$29,007	$(80,754)	$(59,409)

Class C
Proceeds from shares issued	$78,428	$265,536	$123,104	$376,818
Distributions reinvested	30,928	52,283	36,702	66,197
Cost of shares redeemed	(149,087)	(291,673)	(216,610)	(472,504)

Change in net assets resulting from Class C capital transactions	$(39,731)	$26,146	$(56,804)	$(29,489)

Select Class
Proceeds from shares issued	$57,618	$153,889	$18,658	$43,901
Distributions reinvested	2,821	4,656	1,655	2,793
Cost of shares redeemed	(45,498)	(80,598)	(21,521)	(37,543)

Change in net assets resulting from Select Class capital transactions	$14,941	$77,947	$(1,208)	$9,151

Total change in net assets resulting from capital transactions	$(152,660)	$133,100	$(138,766)	$(79,747)

SHARE TRANSACTIONS:
Class A
Issued	10,323	36,108	9,476	27,128
Reinvested	7,699	13,251	4,695	8,416
Redeemed	(26,667)	(47,331)	(20,604)	(40,276)

Change in Class A Shares	(8,645)	2,028	(6,433)	(4,732)

Class C
Issued	5,416	18,572	9,871	30,610
Reinvested	2,146	3,748	2,976	5,462
Redeemed	(10,294)	(20,642)	(17,391)	(38,552)

Change in Class C Shares	(2,732)	1,678	(4,544)	(2,480)

Select Class
Issued	3,911	10,448	1,482	3,548
Reinvested	192	328	132	228
Redeemed	(3,087)	(5,624)	(1,713)	(3,004)

Change in Select Class Shares	1,016	5,152	(99)	772

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$55,426	$209,821	$65,580	$250,438
Distributions reinvested	102,339	118,749	98,026	134,109
Cost of shares redeemed	(147,093)	(240,399)	(219,809)	(362,157)

Change in net assets resulting from Class A capital transactions	$10,672	$88,171	$(56,203)	$22,390

Class C
Proceeds from shares issued	$20,326	$69,494	$26,589	$94,978
Distributions reinvested	14,443	16,602	15,064	20,410
Cost of shares redeemed	(31,968)	(56,521)	(51,916)	(98,007)

Change in net assets resulting from Class C capital transactions	$2,801	$29,575	$(10,263)	$17,381

Select Class
Proceeds from shares issued	$43,932	$111,442	$21,657	$55,582
Distributions reinvested	3,983	3,969	2,410	4,742
Cost of shares redeemed	(37,594)	(62,692)	(46,204)	(48,123)

Change in net assets resulting from Select Class capital transactions	$10,321	$52,719	$(22,137)	$12,201

Total change in net assets resulting from capital transactions	$23,794	$170,465	$(88,603)	$51,972

SHARE TRANSACTIONS:
Class A
Issued	2,939	11,358	4,014	15,592
Reinvested	5,441	6,595	6,008	8,537
Redeemed	(7,781)	(13,034)	(13,423)	(22,696)

Change in Class A Shares	599	4,919	(3,401)	1,433

Class C
Issued	1,137	3,961	1,668	6,045
Reinvested	813	972	949	1,335
Redeemed	(1,791)	(3,257)	(3,257)	(6,328)

Change in Class C Shares	159	1,676	(640)	1,052

Select Class
Issued	2,278	5,783	1,338	3,529
Reinvested	208	217	150	306
Redeemed	(1,961)	(3,386)	(2,863)	(3,063)

Change in Select Class Shares	525	2,614	(1,375)	772

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Balanced Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$14.33	$0.15	(h)	$0.49	$0.64	$(0.16)	$(0.28)	$(0.44)
Year Ended June 30, 2016	15.12	0.22	(h)	(0.29)	(0.07)	(0.25)	(0.47)	(0.72)
Year Ended June 30, 2015	15.25	0.19		0.24	0.43	(0.28)	(0.28)	(0.56)
Year Ended June 30, 2014	13.61	0.17	(h)	1.74	1.91	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2013	12.53	0.20	(h)	1.11	1.31	(0.23)	—	(0.23)
Year Ended June 30, 2012	12.58	0.22	(h)	(0.05)	0.17	(0.22)	—	(0.22)

Class C
Six Months Ended December 31, 2016 (Unaudited)	14.13	0.11	(h)	0.48	0.59	(0.12)	(0.28)	(0.40)
Year Ended June 30, 2016	14.92	0.14	(h)	(0.29)	(0.15)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2015	15.05	0.13		0.23	0.36	(0.21)	(0.28)	(0.49)
Year Ended June 30, 2014	13.44	0.09	(h)	1.71	1.80	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2013	12.39	0.13	(h)	1.09	1.22	(0.17)	—	(0.17)
Year Ended June 30, 2012	12.44	0.15	(h)	(0.04)	0.11	(0.16)	—	(0.16)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	14.35	0.17	(h)	0.50	0.67	(0.18)	(0.28)	(0.46)
Year Ended June 30, 2016	15.14	0.26	(h)	(0.30)	(0.04)	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2015	15.27	0.24		0.23	0.47	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	13.62	0.20	(h)	1.75	1.95	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2013	12.55	0.23	(h)	1.10	1.33	(0.26)	—	(0.26)
Year Ended June 30, 2012	12.60	0.25	(h)	(0.05)	0.20	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$14.53	4.48%	$3,765,839	0.52%	2.04%	0.66%	3%
14.33	(0.40)	3,836,242	0.46	1.55	0.67	12
15.12	2.89	4,018,244	0.34	1.26	0.66	10
15.25	14.12	3,749,519	0.41	1.16	0.67	12
13.61	10.54	2,797,749	0.50	1.51	0.69	19
12.53	1.45	2,287,495	0.50	1.79	0.69	9

14.32	4.17	1,132,858	1.10	1.46	1.15	3
14.13	(0.95)	1,155,896	1.01	1.00	1.16	12
14.92	2.45	1,195,830	0.80	0.81	1.16	10
15.05	13.50	995,919	0.97	0.61	1.17	12
13.44	9.89	564,358	1.01	0.99	1.19	19
12.39	0.94	413,805	1.02	1.27	1.19	9

14.56	4.68	429,497	0.27	2.34	0.38	3
14.35	(0.15)	408,797	0.20	1.83	0.39	12
15.14	3.15	353,402	0.08	1.51	0.40	10
15.27	14.45	329,525	0.16	1.39	0.42	12
13.62	10.71	293,756	0.25	1.75	0.44	19
12.55	1.70	250,089	0.25	2.03	0.44	9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Conservative Growth Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$12.36	$0.13	(h)	$0.15	$0.28	$(0.14)	$(0.17)	$(0.31)
Year Ended June 30, 2016	12.78	0.22	(h)	(0.11)	0.11	(0.23)	(0.30)	(0.53)
Year Ended June 30, 2015	13.00	0.19		0.05	0.24	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2014	12.01	0.18	(h)	1.02	1.20	(0.21)	—	(0.21)
Year Ended June 30, 2013	11.46	0.19	(h)	0.58	0.77	(0.22)	—	(0.22)
Year Ended June 30, 2012	11.40	0.23	(h)	0.06	0.29	(0.23)	—	(0.23)

Class C
Six Months Ended December 31, 2016 (Unaudited)	12.30	0.10	(h)	0.15	0.25	(0.10)	(0.17)	(0.27)
Year Ended June 30, 2016	12.73	0.15	(h)	(0.12)	0.03	(0.16)	(0.30)	(0.46)
Year Ended June 30, 2015	12.95	0.13		0.06	0.19	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2014	11.97	0.11	(h)	1.01	1.12	(0.14)	—	(0.14)
Year Ended June 30, 2013	11.42	0.13	(h)	0.58	0.71	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.36	0.17	(h)	0.06	0.23	(0.17)	—	(0.17)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	12.42	0.15	(h)	0.15	0.30	(0.15)	(0.17)	(0.32)
Year Ended June 30, 2016	12.84	0.25	(h)	(0.11)	0.14	(0.26)	(0.30)	(0.56)
Year Ended June 30, 2015	13.06	0.22		0.06	0.28	(0.26)	(0.24)	(0.50)
Year Ended June 30, 2014	12.06	0.21	(h)	1.03	1.24	(0.24)	—	(0.24)
Year Ended June 30, 2013	11.51	0.22	(h)	0.58	0.80	(0.25)	—	(0.25)
Year Ended June 30, 2012	11.44	0.26	(h)	0.07	0.33	(0.26)	—	(0.26)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$12.33	2.26%	$2,326,861	0.52%	2.10%	0.66%	2%
12.36	0.97	2,411,763	0.46	1.76	0.66	12
12.78	1.89	2,554,155	0.34	1.46	0.66	11
13.00	10.05	2,516,247	0.41	1.41	0.66	20
12.01	6.76	2,220,725	0.50	1.63	0.68	14
11.46	2.60	1,847,352	0.50	2.03	0.68	9

12.28	2.04	1,680,813	1.10	1.52	1.15	2
12.30	0.34	1,740,461	1.01	1.21	1.16	12
12.73	1.44	1,831,636	0.79	1.02	1.16	11
12.95	9.42	1,580,447	0.97	0.87	1.16	20
11.97	6.27	1,142,903	1.01	1.12	1.18	14
11.42	2.09	841,332	1.01	1.50	1.18	9

12.40	2.44	134,341	0.27	2.37	0.40	2
12.42	1.22	135,832	0.21	2.02	0.41	12
12.84	2.13	130,507	0.09	1.71	0.40	11
13.06	10.35	119,664	0.16	1.66	0.41	20
12.06	6.97	112,843	0.25	1.87	0.43	14
11.51	2.92	95,175	0.25	2.27	0.43	9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$18.04	$0.16	$1.41	$1.57	$(0.18)	$(0.84)	$(1.02)
Year Ended June 30, 2016	19.95	0.17	(0.89)	(0.72)	(0.24)	(0.95)	(1.19)
Year Ended June 30, 2015	19.59	0.15	0.91	1.06	(0.39)	(0.31)	(0.70)
Year Ended June 30, 2014	16.25	0.11	3.45	3.56	(0.22)	—	(0.22)
Year Ended June 30, 2013	13.88	0.14	2.38	2.52	(0.15)	—	(0.15)
Year Ended June 30, 2012	14.14	0.10	(0.25)	(0.15)	(0.11)	—	(0.11)

Class C
Six Months Ended December 31, 2016 (Unaudited)	17.10	0.10	1.33	1.43	(0.13)	(0.84)	(0.97)
Year Ended June 30, 2016	19.01	0.07	(0.85)	(0.78)	(0.18)	(0.95)	(1.13)
Year Ended June 30, 2015	18.75	0.05	0.87	0.92	(0.35)	(0.31)	(0.66)
Year Ended June 30, 2014	15.60	0.01	3.30	3.31	(0.16)	—	(0.16)
Year Ended June 30, 2013	13.34	0.05	2.30	2.35	(0.09)	—	(0.09)
Year Ended June 30, 2012	13.61	0.02	(0.24)	(0.22)	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	18.37	0.19	1.43	1.62	(0.20)	(0.84)	(1.04)
Year Ended June 30, 2016	20.29	0.23	(0.91)	(0.68)	(0.29)	(0.95)	(1.24)
Year Ended June 30, 2015	19.91	0.20	0.93	1.13	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2014	16.51	0.16	3.50	3.66	(0.26)	—	(0.26)
Year Ended June 30, 2013	14.09	0.17	2.44	2.61	(0.19)	—	(0.19)
Year Ended June 30, 2012	14.35	0.14	(0.26)	(0.12)	(0.14)	—	(0.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (c)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)(h)

$18.59	8.65%	$1,961,815	0.52%	1.68%	0.71%	4%
18.04	(3.54)	1,893,308	0.47	0.93	0.72	8
19.95	5.51	1,994,792	0.38	0.74	0.71	10
19.59	21.95	1,791,194	0.41	0.59	0.71	8
16.25	18.28	1,344,928	0.49	0.89	0.76	15
13.88	(1.03)	1,100,639	0.50	0.72	0.75	6

17.56	8.35	279,996	1.10	1.10	1.20	4
17.10	(4.05)	270,007	1.02	0.39	1.21	8
19.01	4.97	268,270	0.85	0.26	1.21	10
18.75	21.30	226,430	0.95	0.05	1.21	8
15.60	17.69	157,546	1.04	0.34	1.25	15
13.34	(1.57)	125,391	1.05	0.17	1.25	6

18.95	8.79	302,450	0.27	1.97	0.40	4
18.37	(3.28)	283,616	0.20	1.21	0.40	8
20.29	5.80	260,097	0.10	1.01	0.42	10
19.91	22.25	182,413	0.16	0.85	0.46	8
16.51	18.64	123,906	0.24	1.13	0.51	15
14.09	(0.77)	108,189	0.25	0.99	0.50	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth & Income Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$15.79	$0.16	$0.87	$1.03	$(0.17)	$(0.48)	$(0.65)
Year Ended June 30, 2016	17.02	0.21	(0.58)	(0.37)	(0.25)	(0.61)	(0.86)
Year Ended June 30, 2015	17.11	0.19	0.44	0.63	(0.33)	(0.39)	(0.72)
Year Ended June 30, 2014	14.78	0.16	2.40	2.56	(0.23)	—	(0.23)
Year Ended June 30, 2013	13.17	0.18	1.64	1.82	(0.21)	—	(0.21)
Year Ended June 30, 2012	13.28	0.17	(0.10)	0.07	(0.18)	—	(0.18)

Class C
Six Months Ended December 31, 2016 (Unaudited)	15.39	0.11	0.84	0.95	(0.12)	(0.48)	(0.60)
Year Ended June 30, 2016	16.62	0.12	(0.57)	(0.45)	(0.17)	(0.61)	(0.78)
Year Ended June 30, 2015	16.72	0.11	0.44	0.55	(0.26)	(0.39)	(0.65)
Year Ended June 30, 2014	14.46	0.07	2.34	2.41	(0.15)	—	(0.15)
Year Ended June 30, 2013	12.89	0.10	1.61	1.71	(0.14)	—	(0.14)
Year Ended June 30, 2012	13.01	0.10	(0.11)	(0.01)	(0.11)	—	(0.11)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	15.57	0.17	0.86	1.03	(0.19)	(0.48)	(0.67)
Year Ended June 30, 2016	16.80	0.25	(0.58)	(0.33)	(0.29)	(0.61)	(0.90)
Year Ended June 30, 2015	16.89	0.23	0.44	0.67	(0.37)	(0.39)	(0.76)
Year Ended June 30, 2014	14.59	0.19	2.38	2.57	(0.27)	—	(0.27)
Year Ended June 30, 2013	13.00	0.21	1.63	1.84	(0.25)	—	(0.25)
Year Ended June 30, 2012	13.12	0.20	(0.11)	0.09	(0.21)	—	(0.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (c)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)(h)

$16.17	6.54%	$2,494,112	0.52%	1.91%	0.69%	4%
15.79	(2.06)	2,489,097	0.46	1.33	0.69	13
17.02	3.78	2,659,305	0.36	1.11	0.69	9
17.11	17.40	2,432,024	0.41	0.96	0.68	10
14.78	13.91	1,812,603	0.49	1.29	0.72	20
13.17	0.60	1,485,151	0.50	1.33	0.71	11

15.74	6.21	413,869	1.10	1.33	1.18	4
15.39	(2.63)	414,439	1.02	0.79	1.19	13
16.62	3.37	430,037	0.82	0.65	1.19	9
16.72	16.72	358,544	0.96	0.42	1.18	10
14.46	13.34	225,157	1.02	0.76	1.21	20
12.89	0.00 (i)	179,336	1.03	0.80	1.21	11

15.93	6.64	222,125	0.27	2.15	0.39	4
15.57	(1.82)	238,427	0.20	1.60	0.40	13
16.80	4.11	244,290	0.09	1.38	0.41	9
16.89	17.71	208,836	0.16	1.21	0.44	10
14.59	14.22	156,714	0.24	1.53	0.47	20
13.00	0.79	127,295	0.25	1.59	0.46	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Investor Balanced Fund	Class A, Class C and Select Class	Diversified
Investor Conservative Growth Fund	Class A, Class C and Select Class	Diversified
Investor Growth Fund	Class A, Class C and Select Class	Diversified
Investor Growth & Income Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Investor Balanced Fund is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the Investor Conservative Growth Fund is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the Investor Growth Fund is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the Investor Growth & Income Fund is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

30	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Balanced Fund Total Investments in Securities (a)	$5,323,639	$—	$—	$5,323,639

Investor Conservative Growth Fund
Total Investments in Securities (a)	$4,128,806	$—	$—	$4,128,806

Investor Growth
Total Investments in Securities (a)	$2,544,815	$—	$—	$2,544,815

Investor Growth & Income Fund
Total Investments in Securities (a)	$3,127,524	$—	$—	$3,127,524

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2016.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by Adviser. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the Underlying Funds (amounts in thousands).

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
Investor Balanced Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$6,200	$—	$—	$—	$—	667	$6,127
JPMorgan Core Bond Fund, Class R6 Shares	938,847	29,610	5,412	3,417	12,694	80,254	922,118
JPMorgan Core Plus Bond Fund, Class R6 Shares	546,164	7,283	10,629	(102)	7,283	64,699	527,945
JPMorgan Dynamic Growth Fund, Class R5 Shares	110,509	1,323	8,242	2,095	—	4,150	111,000
JPMorgan Emerging Economies Fund, Class R6 Shares	54,574	914	1,637	(225)	914	5,056	56,218
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	56,669	1,561	2,726	35	1,561	6,779	53,823
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	55,746	491	2,183	9	491	2,630	55,405
JPMorgan Equity Income Fund, Class R6 Shares	87,879	1,587	1,651	676	1,035	6,173	93,766
JPMorgan Floating Rate Income Fund, Class R6 Shares	180,386	4,111	13,514	(1,121)	4,111	18,537	175,174
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	176,802	4,038	3,842	155	4,038	9,920	185,703
JPMorgan Government Bond Fund, Select Class Shares	12,611	25	11,862	—	25	—	—
JPMorgan Government Bond Fund, Class R6 Shares	—	12,027	—	43	121	1,166	12,234
JPMorgan High Yield Fund, Class R6 Shares	271,608	7,436	32,590	(2,153)	7,436	34,668	254,460
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	79,493	802	—	—	802	7,758	79,754
JPMorgan International Equity Fund, Class R6 Shares	91,267	467	12,029	(1,064)	467	5,922	85,040
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	259,490	6,852	—	—	6,852	17,760	278,294

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
Investor Balanced Fund (continued)
JPMorgan Intrepid America Fund, Class R6 Shares	$309,701	$13,069	$11,349	$12,192	$4,512	8,887	$324,720
JPMorgan Intrepid European Fund, Class L Shares*	100,729	2,542	—	—	2,542	4,715	106,704
JPMorgan Intrepid Growth Fund, Class R6 Shares	160,300	1,904	2,740	1,435	1,904	3,936	167,923
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	122,104	754	—	23	730	6,014	131,649
JPMorgan Large Cap Growth Fund, Class R6 Shares	57,760	5,153	2,740	5,130	—	1,798	58,175
JPMorgan Large Cap Value Fund, Class R6 Shares	133,167	6,835	26,990	11,519	1,040	9,197	133,085
JPMorgan Latin America Fund, Class R6 Shares	17,757	238	8,128	(2,853)	238	819	10,119
JPMorgan Limited Duration Bond Fund, Class R6 Shares	216,563	1,445	2,657	(3)	1,444	21,471	214,496
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	43,539	67,642	111,181	—	21	—	—
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	207,074	19,340	45,399	15,551	1,492	17,066	191,477
JPMorgan Mid Cap Growth Fund, Class R6 Shares	4,612	2	—	2	—	172	4,786
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	68,256	—	3,234	96	—	6,422	66,146
JPMorgan Research Market Neutral Fund, Class L Shares*	85,390	—	11,433	(876)	—	5,165	75,713
JPMorgan Small Cap Value Fund, Class R6 Shares	18,771	153	—	14	139	727	22,996
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	88,278	2,192	—	—	2,192	7,967	92,420
JPMorgan Systematic Alpha Fund, Class R6 Shares	89,078	381	—	170	211	5,983	92,080
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	41,714	—	43,857	12,793	—	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	432,819	19,473	12,559	17,362	3,144	31,769	464,463
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	242,033	191,507	—	60	50,526	50,526
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	165,163	5,966	74,053	28,033	638	3,863	109,006
JPMorgan Unconstrained Debt Fund, Class R6 Shares	19,002	502	—	—	502	1,970	19,347
JPMorgan Value Advantage Fund, Class L Shares*	93,526	—	76,885	—	—	—	—
JPMorgan Value Advantage Fund, Class R6 Shares	—	78,233	15,054	1,812	1,349	2,817	90,747

Total	$5,403,548			$104,165	$69,988		$5,323,639

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
Investor Conservative Growth Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$5,157	$—	$—	$—	$—	555	$5,096
JPMorgan Core Bond Fund, Class R6 Shares	1,153,962	19,544	15,033	4,312	15,394	96,502	1,108,810
JPMorgan Core Plus Bond Fund, Class R6 Shares	562,340	7,517	9,738	(132)	7,521	66,753	544,701
JPMorgan Dynamic Growth Fund, Class R5 Shares	46,874	571	2,604	864	—	1,795	48,008
JPMorgan Emerging Economies Fund, Class R6 Shares	24,918	415	864	(114)	415	2,298	25,557
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	40,915	1,165	—	—	1,165	5,133	40,758
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	26,155	232	864	11	232	1,241	26,143
JPMorgan Equity Income Fund, Class R6 Shares	70,211	1,287	2,091	637	837	4,888	74,242
JPMorgan Floating Rate Income Fund, Class R6 Shares	164,685	3,964	—	—	3,964	18,265	172,601
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	48,469	1,130	—	—	1,130	2,777	51,981
JPMorgan Government Bond Fund, Class R6 Shares	—	33,166	—	119	336	3,230	33,879
JPMorgan Government Bond Fund, Select Class Shares	34,923	70	32,711	—	70	—	—
JPMorgan High Yield Fund, Class R6 Shares	236,495	6,746	23,686	(1,567)	6,746	30,854	226,465

32	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
Investor Conservative Growth Fund (continued)
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	$99,359	$999	$2,100	$(72)	$999	9,492	$97,577
JPMorgan International Equity Fund, Class R6 Shares	42,123	217	4,331	(408)	217	2,817	40,447
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	145,828	3,746	4,205	(1,503)	3,746	9,709	152,142
JPMorgan Intrepid America Fund, Class R6 Shares	182,553	7,376	14,530	10,200	2,546	5,015	183,258
JPMorgan Intrepid European Fund, Class L Shares*	46,091	1,163	—	—	1,163	2,158	48,825
JPMorgan Intrepid Growth Fund, Class R6 Shares	101,993	1,160	6,373	2,995	1,160	2,398	102,288
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	50,538	312	—	10	302	2,489	54,488
JPMorgan Large Cap Value Fund, Class R6 Shares	19,358	1,193	—	1,023	170	1,623	23,489
JPMorgan Latin America Fund, Class R6 Shares	11,426	162	4,749	(1,931)	162	559	6,898
JPMorgan Limited Duration Bond Fund, Class R6 Shares	345,089	2,301	7,577	(19)	2,301	33,879	338,450
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	38,258	51,936	90,194	—	18	—	—
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	60,194	6,041	6,717	5,522	452	5,567	62,466
JPMorgan Mid Cap Growth Fund, Class R6 Shares	38,493	17	—	17	—	1,436	39,945
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	60,135	—	11,990	575	—	4,770	49,135
JPMorgan Research Market Neutral Fund, Class L Shares*	67,488	—	14,200	(989)	—	3,731	54,700
JPMorgan Small Cap Value Fund, Class R6 Shares	32,495	212	9,381	315	194	937	29,614
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	97,157	2,246	18,217	(531)	2,246	7,185	83,351
JPMorgan Systematic Alpha Fund, Class R6 Shares	82,983	346	2,105	153	191	5,437	83,671
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	20,696	—	22,141	8,005	—	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	178,973	7,377	21,419	12,749	1,218	11,983	175,187
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	193,093	165,016	—	48	28,077	28,077
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	69,024	2,006	41,111	16,480	219	1,253	35,373
JPMorgan Unconstrained Debt Fund, Class R6 Shares	17,575	465	—	—	465	1,822	17,894
JPMorgan Value Advantage Fund, Class R6 Shares	—	45,735	12,668	1,303	971	1,965	63,290
JPMorgan Value Advantage Fund, Class L Shares*	67,250	—	44,763	—	—	—	—

Total	$4,290,183			$58,024	$56,598		$4,128,806

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
Investor Growth Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$7,169	$—	$—	$—	$—	771	$7,084
JPMorgan Core Bond Fund, Class R6 Shares	81,438	8,304	—	322	1,131	7,494	86,111
JPMorgan Core Plus Bond Fund, Class R6 Shares	28,568	383	—	—	383	3,451	28,161
JPMorgan Dynamic Growth Fund, Class R5 Shares	24,640	295	1,892	487	—	923	24,695
JPMorgan Emerging Economies Fund, Class R6 Shares	42,824	725	754	(200)	725	4,009	44,580
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	11,118	317	—	—	317	1,395	11,075
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	44,876	395	1,760	(103)	395	2,115	44,554
JPMorgan Equity Income Fund, Class R6 Shares	37,598	692	—	241	451	2,690	40,865
JPMorgan Floating Rate Income Fund, Class R6 Shares	21,553	519	—	—	519	2,390	22,589

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	$64,521	$1,503	$—	$—	$1,505	3,696	$69,196
Investor Growth Fund (continued)
JPMorgan High Yield Fund, Class R6 Shares	80,953	2,340	1,259	(11)	2,342	11,503	84,430
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	11,421	115	—	—	115	1,115	11,458
JPMorgan International Equity Fund, Class R6 Shares	98,774	562	—	—	562	7,296	104,772
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	129,244	3,413	—	—	3,413	8,846	138,610
JPMorgan International Unconstrained Equity Fund, Class R6 Shares	51,818	1,319	—	—	1,319	3,175	53,819
JPMorgan Intrepid America Fund, Class R6 Shares	266,407	11,486	3,776	7,692	3,964	7,810	285,382
JPMorgan Intrepid European Fund, Class L Shares*	65,631	1,656	—	—	1,656	3,072	69,525
JPMorgan Intrepid Growth Fund, Class R6 Shares	124,488	1,454	4,284	2,310	1,454	3,006	128,218
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	82,866	512	—	16	496	4,081	89,343
JPMorgan Large Cap Growth Fund, Class R6 Shares	182,188	16,554	5,368	16,471	—	5,777	186,885
JPMorgan Large Cap Value Fund, Class R6 Shares	233,933	13,469	32,392	11,864	1,962	17,329	250,758
JPMorgan Latin America Fund, Class R6 Shares	10,654	153	4,295	(1,685)	153	527	6,512
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	24,355	26,089	50,444	—	10	—	—
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	144,700	14,490	11,691	12,301	1,099	13,714	153,873
JPMorgan Mid Cap Growth Fund, Class R6 Shares	30,919	14	—	14	—	1,153	32,086
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	5,895	—	—	—	—	582	5,994
JPMorgan Research Market Neutral Fund, Class L Shares*	6,185	—	1,769	(80)	—	309	4,528
JPMorgan Small Cap Value Fund, Class R6 Shares	45,661	287	16,209	8,300	264	1,201	37,977
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	4,771	118	—	—	118	431	4,995
JPMorgan Systematic Alpha Fund, Class R6 Shares	21,225	91	—	41	50	1,426	21,940
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	21,943	—	22,637	5,725	—	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	308,126	14,085	4,027	12,042	2,276	22,976	335,905
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	93,400	66,474	—	29	26,926	26,926
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	87,118	3,788	15,831	7,660	413	2,865	80,860
JPMorgan Unconstrained Debt Fund, Class R6 Shares	4,006	106	—	—	106	415	4,079
JPMorgan Value Advantage Fund, Class R6 Shares	—	31,249	—	—	699	1,460	47,030
JPMorgan Value Advantage Fund, Class L Shares*	41,521	—	30,550	—	—	—	—

Total	$2,449,107			$83,407	$27,926		$2,544,815

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
Investor Growth & Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$10,475	$—	$—	$—	$—	1,126	$10,351
JPMorgan Core Bond Fund, Class R6 Shares	292,649	14,545	—	1,100	3,993	25,615	294,314
JPMorgan Core Plus Bond Fund, Class R6 Shares	201,262	2,674	6,146	(57)	2,674	23,573	192,359
JPMorgan Dynamic Growth Fund, Class R5 Shares	44,525	503	5,952	1,278	—	1,575	42,140
JPMorgan Emerging Economies Fund, Class R6 Shares	46,267	725	4,476	(824)	725	4,010	44,595
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	18,372	493	1,586	33	493	2,112	16,772

34	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

		For the six months ended December 31, 2016
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Value at December 31, 2016
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	$43,901	$369	$3,835	$(60)	$369	1,975	$41,614
JPMorgan Equity Income Fund, Class R6 Shares	51,155	918	1,281	432	599	3,571	54,243
Investor Growth & Income Fund (continued)
JPMorgan Floating Rate Income Fund, Class R6 Shares	116,720	2,758	3,175	(253)	2,758	12,601	119,081
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	113,931	2,586	3,194	131	2,586	6,353	118,936
JPMorgan Government Bond Fund, Class R6 Shares	—	11,823	—	40	112	1,075	11,279
JPMorgan Government Bond Fund, Select Class Shares	11,627	23	11,672	—	23	—	—
JPMorgan High Yield Fund, Class R6 Shares	153,834	4,244	17,775	(883)	4,245	19,739	144,881
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	40,274	406	—	—	406	3,931	40,407
JPMorgan International Equity Fund, Class R6 Shares	103,204	473	23,355	(2,549)	473	6,023	86,488
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	144,143	3,806	—	—	3,806	9,865	154,589
JPMorgan International Unconstrained Equity Fund, Class R6 Shares	10,786	11,120	—	—	526	1,268	21,487
JPMorgan Intrepid America Fund, Class R6 Shares	298,418	12,570	11,392	11,339	4,340	8,547	312,309
JPMorgan Intrepid European Fund, Class L Shares*	77,853	1,965	—	—	1,965	3,644	82,471
JPMorgan Intrepid Growth Fund, Class R6 Shares	94,346	1,102	3,200	1,727	1,102	2,278	97,195
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	49,102	303	—	9	294	2,418	52,941
JPMorgan Large Cap Growth Fund, Class R6 Shares	163,865	14,734	9,717	14,558	—	5,046	163,223
JPMorgan Large Cap Value Fund, Class R6 Shares	174,743	9,462	32,822	11,458	1,410	12,344	178,617
JPMorgan Latin America Fund, Class R6 Shares	8,737	86	5,383	(1,710)	86	298	3,675
JPMorgan Limited Duration Bond Fund, Class R6 Shares	23,785	156	1,537	1	156	2,234	22,317
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	27,170	51,338	78,508	—	12	—	—
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	130,847	13,400	6,281	12,319	1,011	12,836	144,019
JPMorgan Mid Cap Growth Fund, Class R6 Shares	27,325	12	—	12	—	1,019	28,356
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	32,110	—	3,131	59	—	2,860	29,456
JPMorgan Research Market Neutral Fund, Class L Shares*	37,009	—	6,926	(484)	—	2,099	30,774
JPMorgan Small Cap Value Fund, Class R6 Shares	45,192	295	15,234	2,774	270	1,230	38,908
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	22,696	563	—	—	563	2,048	23,761
JPMorgan Systematic Alpha Fund, Class R6 Shares	45,731	195	—	87	108	3,072	47,272
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	29,546	—	30,561	7,928	—	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	294,894	13,234	9,817	11,863	2,149	21,567	315,315
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	148,172	116,781	—	34	31,391	31,391
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	91,877	3,717	35,511	13,346	391	2,357	66,523
JPMorgan Unconstrained Debt Fund, Class R6 Shares	11,095	293	—	—	293	1,150	11,296
JPMorgan Value Advantage Fund, Class R6 Shares	—	40,790	7,846	785	805	1,682	54,169
JPMorgan Value Advantage Fund, Class L Shares*	54,967	—	39,985	—	—	—	—

Total	$3,144,433			$84,459	$38,777		$3,127,524

*	Effective on or about December 1, 2016, Institutional Class Shares were renamed Class L Shares.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended December 31, 2016 are as follows (amounts in thousands):

	Class A	Class C	Select Class	Total
Investor Balanced Fund
Transfer agency fees	$205	$28	$7	$240
Sub-transfer agency fees	583	186	18	787
Investor Conservative Growth Fund
Transfer agency fees	104	24	8	136
Sub-transfer agency fees	345	232	13	590
Investor Growth Fund
Transfer agency fees	331	25	10	366
Sub-transfer agency fees	471	76	10	557
Investor Growth & Income Fund
Transfer agency fees	266	21	5	292
Sub-transfer agency fees	486	89	13	588

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for distributions from the Investor Conservative Growth Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $500 million of the average daily net assets, 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such funds. For the six months ended December 31, 2016, the effective annualized rate was 0.06% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

36	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Select Class Shares do not charge distribution fees. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2016, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$446	$2
Investor Conservative Growth Fund	295	2
Investor Growth Fund	175	1
Investor Growth & Income Fund	203	2

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Investor Balanced Fund	0.52%	1.10%	0.27%
Investor Conservative Growth Fund	0.52	1.10	0.27
Investor Growth Fund	0.52	1.10	0.27
Investor Growth & Income Fund	0.52	1.10	0.27

The contractual expense limitation percentages are in place until at least October 31, 2017.

The Underlying Funds may impose separate advisory and shareholder servicing fees. To avoid charging a shareholder servicing fee at an effective rate above 0.25% of the Funds’ net assets, the Funds’ Distributor will waive shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder servicing fees charged by the Underlying Funds. This waiver may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fees.

For the six months ended December 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$275	$179	$2,812	$3,266
Investor Conservative Growth Fund	336	220	1,641	2,197
Investor Growth Fund	522	346	1,395	2,263
Investor Growth & Income Fund	400	264	1,773	2,437

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2016 were as follows (amounts in thousands):

Investor Balanced Fund	$6
Investor Conservative Growth Fund	5
Investor Growth Fund	3
Investor Growth & Income Fund	4

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Investment Transactions

During the six months ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$147,961	$354,648
Investor Conservative Growth Fund	81,410	258,696
Investor Growth Fund	99,845	127,944
Investor Growth & Income Fund	118,688	250,136

During the six months ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,634,572	$755,705	$66,638	$689,067
Investor Conservative Growth Fund	3,792,271	383,792	47,257	336,535
Investor Growth Fund	1,980,878	603,813	39,876	563,937
Investor Growth & Income Fund	2,556,523	618,707	47,706	571,001

At June 30, 2016, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken

38	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Funds did not utilize the Credit Facility during the six months ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2016, the Funds each had one affiliated omnibus accounts, which represented the following percentage of each Fund’s net assets:

% of the Fund
Investor Balanced Fund	79.2%
Investor Conservative Growth Fund	86.7
Investor Growth Fund	63.1
Investor Growth & Income Fund	72.9

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

As of December 31, 2016, the Funds owned, in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Multi-Cap Market Neutral Fund	89.3%
JPMorgan Large Cap Value Fund	72.2
JPMorgan Systematic Alpha Fund	68.3
JPMorgan International Unconstrained Equity Fund	68.1
JPMorgan Dynamic Growth Fund	66.3
JPMorgan Market Expansion Enhanced Index Fund	55.5
JPMorgan Research Market Neutral Fund	52.0
JPMorgan Intrepid Growth Fund	51.7
JPMorgan International Research Enhanced Equity Fund	51.2
JPMorgan Latin America Fund	50.9
JPMorgan Limited Duration Bond Fund	47.7
JPMorgan Intrepid European Fund	41.1
JPMorgan Commodities Strategy Fund	32.8
JPMorgan Intrepid Mid Cap Fund	31.3
JPMorgan Intrepid America Fund	28.7
JPMorgan Floating Rate Income Fund	26.2
JPMorgan Inflation Managed Bond Fund	16.4
JPMorgan Core Plus Bond Fund	16.1
JPMorgan Emerging Markets Debt Fund	12.8
JPMorgan U.S. Equity Fund	10.4

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

40	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016 and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual	$1,000.00	$1,044.80	$2.68	0.52%
Hypothetical	1,000.00	1,022.58	2.65	0.52
Class C
Actual	1,000.00	1,041.70	5.66	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Select Class
Actual	1,000.00	1,046.80	1.39	0.27
Hypothetical	1,000.00	1,023.84	1.38	0.27

Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,022.60	2.65	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52
Class C
Actual	1,000.00	1,020.40	5.60	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Select Class
Actual	1,000.00	1,024.40	1.38	0.27
Hypothetical	1,000.00	1,023.84	1.38	0.27

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	41

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Growth Fund
Class A
Actual	$1,000.00	$1,086.50	$2.73	0.52%
Hypothetical	1,000.00	1,022.58	2.65	0.52
Class C
Actual	1,000.00	1,083.50	5.78	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Select Class
Actual	1,000.00	1,087.90	1.42	0.27
Hypothetical	1,000.00	1,023.84	1.38	0.27

Investor Growth & Income Fund
Class A
Actual	1,000.00	1,065.40	2.71	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52
Class C
Actual	1,000.00	1,062.10	5.72	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10
Select Class
Actual	1,000.00	1,066.40	1.41	0.27
Hypothetical	1,000.00	1,023.84	1.38	0.27

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

42	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the

Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the

44	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe . The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s performance for Class A shares was in the third, first and first quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015. The Trustees noted that the performance for Select Class shares was in second, first, and first quintiles based upon the Peer Group, and in the second, second, and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Investor Conservative Growth Fund’s performance for Class A shares was in the first, first and fourth quintiles based upon the Peer Group, and in the second, second and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for the Select Class shares was in the first, first and second quintiles based upon the Peer Group and in the second, first and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Investor Growth Fund’s performance for Class A shares was in the third, first, and first quintiles based upon the Peer Group and the Universe, for each of the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the Investor Growth Fund’s performance for Select shares was in the second, first, and first quintiles based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Investor Growth & Income Fund’s performance for Class A shares was in the third, first and first quintiles based upon the Peer Group, and in the third quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for the Select Class shares was in the third quintile based upon the Peer Group for the one-year period and in the third, second, and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s net advisory fee and total expenses for Class A shares was in the first and third quintiles based upon the Peer Group and Universe. The Trustees noted that the net advisory fee and total expenses for the Select Class was in the first and third quintiles based upon the Peer Group and in the first and second quintiles based upon the Universe, respectively. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Conservative Growth Fund’s net advisory fee and total expenses for Class A shares was in the first and third quintiles, respectively for both Peer Group and Universe. The Trustees noted that the net advisory fee and total expenses for the Select Class was in the first and second quintiles based upon the Peer group and the Universe, respectively. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Growth Fund’s net advisory fee and total expenses for Class A were in the first quintile for the Peer Group and in the first and second quintiles, respectively, for the Universe. The Trustees noted that the net advisory fee and total expenses for the Select Class was in the second and first quintiles, respectively, for the Universe. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Growth & Income Fund’s net advisory fee and total expenses for Class A and Select shares was in the first and third quintiles, respectively for the Peer Group, and in the first and second quintiles respectively, for the Universe. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

46	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2016

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2016, the Funds elected to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined (amounts in thousands):

	Total Foreign Source Income	Total Foreign Tax Credit
Investor Balanced Fund	$12,700	$1,212
Investor Conservative Growth Fund	6,773	627
Investor Growth Fund	8,946	901
Investor Growth & Income Fund	9,495	951

DECEMBER 31, 2016	J.P. MORGAN INVESTOR FUNDS	47

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	SAN-INV-1216

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2016 (Unaudited)

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2017 (Unaudited)

Dear Shareholder,

The continued expansion of the U.S. economy through the second half of 2016 helped support U.S. equity prices and spurred the U.S. Federal Reserve (the “Fed”) to raise interest rates in December. During the period, corporate earnings overall showed positive growth and by the end of the year the unemployment rate had reached it lowest levels since 2007.

“We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.”

Gross domestic product in the U.S. rose by an estimated 3.5% in the third quarter of 2016, surpassing other developed markets. Global oil prices also continued to rise for most of the reporting period and the price of West Texas Intermediate crude reached a 15-month high in November. The Standard & Poor’s 500 Index reached fresh closing highs in July and August and remained buoyant through October.

The November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. However, within 24 hours global share prices had largely recovered. U.S. equity prices rallied through the end of the year, reaching new highs in December.

Against this backdrop, the Fed raised interest rates by a quarter of a percentage point on December 14th. “Economic growth has picked up since the middle of the year,” said Fed Chairwoman Janet Yellen. “We expect the economy will continue to perform well.”

While the prospect of further interest rate increases put pressure on U.S. bond prices, equities provided investors with positive returns. We believe the market performance over the past year has further validated both patience and diversification as fundamental components of a sound investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	1

J.P. Morgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

U.S. equity investments generally continued to outperform both other developed markets and emerging markets during the second half of 2016. Rebounding in the wake of the U.K.’s vote to exit from the European Union, the S&P 500 reached new closing highs in July and August. Global oil prices continued to rise and reached 15-month highs in November, ahead of the meeting of the Organization of Petroleum Exporting Countries (OPEC). Despite previous failures to agree to limits on oil production, investors correctly anticipated an OPEC agreement at its November 30th meeting.

Meanwhile, the November 8th victory of Republican Party presidential candidate Donald Trump surprised many investors and led to brief declines in global equities. On the day after the election, Japan’s Nikkei Index closed down 5.4% and European equity indexes opened lower. U.S. stock futures indicated a decline of more than 5%, which triggered U.S. market “circuit breakers” in pre-opening hours to prevent further declines. Within hours, share prices in Europe had largely recovered, and the S&P 500 closed with a 1.11% gain on November 9th.

Notably, between the election result in November and the end of the year, the S&P 500 in surpassed 2,200 points for the first time and reached eight new closing highs, while the Dow Industrial in November surpassed 19,000 points and reached 17 new closing highs. In particular, energy, pharmaceutical and financial sector stocks rose amid investor expectations that a Trump administration’s policies would be beneficial for those industries.

In U.S. equity markets, value stocks generally outperformed growth stocks and small-cap and mid-cap stocks outperformed large-cap stocks. By sector, the energy and financials sectors were top performers, while the health care and real estate sectors underperformed other sectors. For the six months ended December 31, 2016, the S&P 500 returned 7.82%.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting high quality, attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

The Intrepid Advantage Fund incorporates environmental, social and corporate governance (ESG) practices into its investment process. The Fund primarily invests in the securities of companies that the Fund’s portfolio managers believe are sustainable leaders that generally approach ESG factors in a thoughtful manner, while also having attractive value, quality and momentum characteristics.

During the reporting period, the Funds were managed and positioned in accordance with these investment philosophies and processes.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid Advantage Fund(1)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.38%
Standard & Poor’s 500 Index (2)	7.82%
Russell 3000 Index	8.79%

Net Assets as of 12/31/2016 (In Thousands)	$17,702

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Advantage Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the energy sector and its security selection and underweight position in the consumer staples sector were leading contributors to performance relative to the Benchmark. The Fund’s overweight position in the health care sector and its security selection in the consumer discretionary sector were leading detractors from relative performance.

For the six month reporting period, the Fund also outperformed the Russell 3000 Index, which was the Fund’s primary benchmark until November 1, 2016. The outperformance was largely due to the Fund’s security selection in the information technology and energy sectors and its underweight position in the real estate sector.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Humana Inc. and Citigroup Inc., and its underweight position in Exxon Mobil Corp. Shares of Humana, a health insurer, rose on news of a potential merger with Aetna Inc. Shares of Citigroup, a banking and financial services company, rose amid an improved business environment for financial sectors companies. Shares of Exxon Mobil, an integrated oil and gas company, fell on investor expectations that it would lag behind its competitors on production growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc. and Travelers Cos., and its underweight position in UnitedHealth Group Inc. Shares of Gilead Sciences, a drug maker, fell amid declining sales of its Hepatitis C treatments. Shares of Travelers, a property and casualty insurer, fell after the company posted a 23% drop in earnings. Shares of UnitedHealth, a health insurer, rose after the company issued a better-than-expected earnings forecast.

During the reporting period, the Fund experienced a relatively high level of turnover among its securities holdings, which was largely driven by the change in the Fund’s strategy during the period. The turnover had no significant impact on Fund performance during the reporting period.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.0%
2.	Microsoft Corp.	4.9
3.	Citigroup, Inc.	3.7
4.	Verizon Communications, Inc.	2.6
5.	PepsiCo, Inc.	2.5
6.	Parker-Hannifin Corp.	2.3
7.	Gilead Sciences, Inc.	2.3
8.	Humana, Inc.	2.1
9.	PNC Financial Services Group, Inc. (The)	2.1
10.	Bank of America Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.2%
Health Care	15.1
Financials	14.7
Industrials	10.6
Consumer Discretionary	9.2
Consumer Staples	8.5
Energy	6.9
Telecommunication Services	3.6
Utilities	3.2
Materials	1.4
Real Estate	0.4
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.
(1)

On November 1, 2016, the Fund incorporated environmental, social and corporate governance (ESG) practices into its investment process. Under the revised strategy, the Fund will primarily invest in the securities of companies that the Fund’s portfolio managers believe are sustainable leaders that generally approach ESG factors in a thoughtful manner, while also having attractive value, quality and momentum characteristics.

(2)

On November 1, 2016, the Fund adopted the Standard & Poor’s 500 Index as its primary benchmark because the adviser believes that the Benchmark is a more appropriate comparison in light of the Fund’s new investment strategies.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		3.50%	3.92%	13.61%	5.25%
Without Sales Charge		9.24	9.67	14.84	5.82
CLASS C SHARES	February 19, 2005
With CDSC***		7.95	8.11	14.27	5.30
Without CDSC		8.95	9.11	14.27	5.30
SELECT CLASS SHARES	February 28, 2003	9.38	9.94	15.12	6.09

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Advantage Fund, the S&P 500 Index, the Russell 3000 Index and the Lipper Large-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund. Also on November 1, 2016, the Fund’s index changed from the Russell 3000 Index to the S&P 500 Index to reflect the change in the Fund’s investment strategies.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.43%
S&P 500 Index	7.82%

Net Assets as of 12/31/2016 (In Thousands)	$3,856,430

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the energy and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Valero Energy Corp., Steel Dynamics Inc. and Delta Air Lines Inc. Shares of Valero, an operator of oil and gas refineries and pipelines, rose after it reported better-than-expected earnings. Shares of Steel Dynamics, a steelmaker and metals recycling company not held in the Benchmark, rose on investor expectations that the company would benefit from the policies of then-President-elect Donald Trump. Shares of Delta Air Lines rose amid investor expectations for improved earnings.

Leading individual detractors from the Fund’s relative performance included its underweight positions in Lowe’s Cos. and Public Storage Inc. and its overweight position in Oracle Corp. Shares of Lowe’s, a home improvement retail chain, rose amid growth in earnings and revenue, as well as increased dividends. Shares of Public Storage, a real estate investment trust, rose after the company posted strong cash flow. Shares of Oracle, a provider of software products, fell on lower-than-expected revenue.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.7%
2.	Bank of America Corp.	3.0
3.	Citigroup, Inc.	2.5
4.	eBay, Inc.	2.2
5.	Valero Energy Corp.	2.1
6.	Baker Hughes, Inc.	2.1
7.	Wal-Mart Stores, Inc.	2.1
8.	Ross Stores, Inc.	2.0
9.	Applied Materials, Inc.	2.0
10.	Verizon Communications, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.5%
Financials	14.8
Health Care	13.8
Consumer Discretionary	11.0
Industrials	8.9
Consumer Staples	8.5
Energy	7.7
Utilities	3.4
Telecommunication Services	3.2
Materials	2.4
Real Estate	2.3
Short-Term Investment	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		2.57%	2.01%	12.98%	5.44%
Without Sales Charge		8.27	7.68	14.20	6.01
CLASS C SHARES	February 19, 2005
With CDSC***		7.02	6.17	13.65	5.49
Without CDSC		8.02	7.17	13.65	5.49
CLASS R2 SHARES	November 3, 2008	8.15	7.45	13.93	5.80
CLASS R5 SHARES	May 15, 2006	8.50	8.17	14.73	6.50
CLASS R6 SHARES	November 2, 2015	8.59	8.31	14.76	6.51
SELECT CLASS SHARES	February 28, 2003	8.43	8.00	14.51	6.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.39%
Russell 1000 Growth Index	5.64%

Net Assets as of 12/31/2016 (In Thousands)	$965,520

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the industrials and materials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and financials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in United Continental Holdings Inc., Steel Dynamics Inc. and WellCare Health Plans Inc. Shares of United Continental Holdings, an airline operator not held in the Benchmark, rose on improved traffic and capacity. Shares of Steel Dynamics, a steelmaker and metals recycling company, and WellCare Health Plans, a managed care provider, rose on investor expectations that both companies would benefit from policies of the incoming administration of U.S. President Donald Trump.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Activision Blizzard Inc. and Gilead Sciences Inc. and its underweight position in Lowe’s Cos. Shares of Activision Blizzard, a video game maker, fell on lower-than-expected holiday season sales. Shares of Gilead Sciences, a drug maker, fell on declining sales for its Hepatitis C treatments. Shares of Lowe’s, a home improvement retail chain, rose amid growth in earnings and revenue, as well as increased dividends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.8%
2.	Apple, Inc.	3.7
3.	Home Depot, Inc. (The)	3.2
4.	Visa, Inc., Class A	2.9
5.	Amgen, Inc.	2.8
6.	Gilead Sciences, Inc.	2.5
7.	eBay, Inc.	2.4
8.	Applied Materials, Inc.	2.2
9.	Ross Stores, Inc.	2.1
10.	McDonald’s Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.6%
Consumer Discretionary	20.0
Health Care	15.9
Industrials	9.5
Consumer Staples	8.8
Materials	3.2
Real Estate	2.6
Financials	1.8
Telecommunication Services	1.7
Others (each less than 1.0%)	1.2
Short-Term Investment	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		0.68%	(0.07)%	12.86%	6.74%
Without Sales Charge		6.26	5.45	14.09	7.32
CLASS C SHARES	February 19, 2005
With CDSC***		4.97	3.91	13.52	6.79
Without CDSC		5.97	4.91	13.52	6.79
CLASS R2 SHARES	November 3, 2008	6.12	5.19	13.80	7.10
CLASS R5 SHARES	May 15, 2006	6.48	5.91	14.60	7.80
CLASS R6 SHARES	November 2, 2015	6.52	5.97	14.61	7.81
SELECT CLASS SHARES	February 28, 2003	6.39	5.70	14.37	7.59

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.74%
Russell Midcap Index	7.87%

Net Assets as of 12/31/2016 (In Thousands)	$1,049,799

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in real estate investment trusts and the consumer staples sector was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the software & services sector and the materials sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Tenet Healthcare Co. and D.R. Horton Inc. and its underweight position in CoreCivic Inc. Shares of Tenet Healthcare, an operator of hospitals and outpatient health centers, fell after the company forecast a larger-than-expected loss. Shares of D.R. Horton, a home builder, fell after the company reported lower-than-expected earnings and slowing growth in new orders. Shares of CoreCivic, an operator of prisons and formerly known as Corrections Corp. of America, fell after the U.S. federal government unveiled plans to phase out the use of private prison contracts.

Leading individual contributors to relative performance included the Fund’s overweight positions in Best Buy Inc., NCR Corp. and International Game Technology Inc. Shares of Best Buy, a consumer electronics chain, rose on better-than-expected earnings and sales. Shares of NCR, a maker of automatic teller machines and other transaction technology, rose on an improved business environment for its financial services clients. Shares of International Gaming Technology, a maker of casino gaming devices, rose on better-than-expected earnings.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Equinix, Inc.	2.1%
2.	NCR Corp.	2.0
3.	Huntington Ingalls Industries, Inc.	1.9
4.	Marvell Technology Group Ltd., (Bermuda)	1.9
5.	Xerox Corp.	1.8
6.	Tyson Foods, Inc., Class A	1.8
7.	United Continental Holdings, Inc.	1.7
8.	Ingredion, Inc.	1.6
9.	Popular, Inc., (Puerto Rico)	1.6
10.	Western Digital Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	16.7%
Industrials	14.1
Financials	11.3
Consumer Discretionary	10.6
Real Estate	10.0
Health Care	9.4
Energy	6.9
Consumer Staples	6.9
Utilities	6.1
Materials	5.5
Telecommunication Services	0.6
Short-Term Investment	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge**		1.87%	5.94%	13.21%	6.24%
Without Sales Charge		7.52	11.81	14.44	6.82
CLASS C SHARES	March 22, 1999
With CDSC***		6.21	10.09	13.74	6.15
Without CDSC		7.21	11.09	13.74	6.15
CLASS R3 SHARES	September 9, 2016	7.52	11.81	14.44	6.82
CLASS R4 SHARES	September 9, 2016	7.69	12.07	14.73	7.08
CLASS R6 SHARES	November 2, 2015	7.82	12.37	14.80	7.11
SELECT CLASS SHARES	June 1, 1991	7.74	12.12	14.74	7.09

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R3 Shares and Class R4 Shares would have been similar to those shown because Class R3 Shares and Class R4 Shares have similar expenses as Class A and Select Class Shares, respectively.

Returns for Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	12.55%
Russell 1000 Value Index	10.39%

Net Assets as of 12/31/2016 (In Thousands)	$1,253,203

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2016. The Fund’s security selection in the information technology and energy sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and consumer discretionary sectors was a leading detractor from performance.

Leading individual contributors to relative performance included the Fund’s overweight position in Valero Energy Corp. and its underweight positions in Berkshire Hathaway Inc. and Exxon Mobil Corp. Shares of Valero, an operator of oil and gas refineries and pipelines, rose after it reported better-than-expected earnings. Shares of Berkshire Hathaway, an investment management company that was not held by the Fund, fell on lower-than-expected earnings. Shares of Exxon Mobil, an integrated oil and gas company, fell on investor expectations that it would lag behind its competitors on production growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Allstate Corp. and Gilead Sciences Inc. and its underweight position in J.P. Morgan Chase & Co. Shares of Allstate, a life, property and casualty insurer, fell after the company announced its $1.4 billion purchase of Squaretrade. Shares of Gilead Sciences, a drug maker, fell on declining sales for its Hepatitis C treatments. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding because of its affiliation with the Fund’s adviser, rose on better-than-expected earnings and strong growth in loans.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	4.0%
2.	Citigroup, Inc.	3.5
3.	QUALCOMM, Inc.	2.5
4.	PNC Financial Services Group, Inc. (The)	2.3
5.	HP, Inc.	2.2
6.	Valero Energy Corp.	2.1
7.	eBay, Inc.	2.0
8.	Archer-Daniels-Midland Co.	2.0
9.	Pfizer, Inc.	2.0
10.	Baker Hughes, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.3%
Energy	12.9
Information Technology	10.7
Health Care	10.3
Industrials	8.9
Consumer Staples	7.7
Utilities	6.0
Consumer Discretionary	5.2
Telecommunication Services	2.9
Real Estate	2.9
Materials	2.4
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2016. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2016

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		6.56%	6.01%	12.50%	4.68%
Without Sales Charge		12.47	11.88	13.72	5.25
CLASS C SHARES	February 19, 2005
With CDSC***		11.21	10.33	13.16	4.73
Without CDSC		12.21	11.33	13.16	4.73
CLASS R2 SHARES	November 3, 2008	12.32	11.61	13.44	5.04
CLASS R5 SHARES	May 15, 2006	12.66	12.27	14.13	5.66
CLASS R6 SHARES	November 30, 2010	12.68	12.32	14.18	5.69
SELECT CLASS SHARES	February 28, 2003	12.55	12.05	13.89	5.45

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/06 TO 12/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from December 31, 2006 to December 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 9.2%
	Hotels, Restaurants & Leisure — 2.9%
3	McDonald’s Corp.	341
4	Restaurant Brands International, Inc., (Canada)	175

		516

	Media — 2.5%
39	Sirius XM Holdings, Inc.	171
3	Time Warner, Inc.	273

		444

	Specialty Retail — 3.2%
2	Home Depot, Inc. (The)	258
4	Lowe’s Cos., Inc.	313

		571

	Textiles, Apparel & Luxury Goods — 0.6%
1	PVH Corp.	102

	Total Consumer Discretionary	1,633

	Consumer Staples — 8.5%
	Beverages — 4.7%
2	Dr Pepper Snapple Group, Inc.	165
2	Molson Coors Brewing Co., Class B	234
4	PepsiCo, Inc.	437

		836

	Food & Staples Retailing — 2.6%
2	Sysco Corp.	135
4	Walgreens Boots Alliance, Inc.	335

		470

	Food Products — 0.9%
1	Ingredion, Inc.	153

	Household Products — 0.3%
1	Energizer Holdings, Inc.	49

	Total Consumer Staples	1,508

	Energy — 6.9%
	Energy Equipment & Services — 4.4%
4	Baker Hughes, Inc.	258
7	FMC Technologies, Inc. (a)	258
3	Schlumberger Ltd.	275

		791

	Oil, Gas & Consumable Fuels — 2.5%
3	Apache Corp.	192
4	Valero Energy Corp.	248

		440

	Total Energy	1,231

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 14.7%
	Banks — 7.9%
17	Bank of America Corp.	367
11	Citigroup, Inc.	654
3	PNC Financial Services Group, Inc. (The)	368

		1,389

	Capital Markets — 2.4%
6	Bank of New York Mellon Corp. (The)	268
1	MSCI, Inc.	81
2	Thomson Reuters Corp.	84

		433

	Consumer Finance — 0.8%
2	Discover Financial Services	140

	Insurance — 3.6%
3	Allstate Corp. (The)	193
4	Hartford Financial Services Group, Inc. (The)	188
2	Travelers Cos., Inc. (The)	254

		635

	Total Financials	2,597

	Health Care — 15.1%
	Biotechnology — 7.3%
3	AbbVie, Inc.	188
2	Amgen, Inc.	293
1	Biogen, Inc. (a)	191
2	Celgene Corp. (a)	211
6	Gilead Sciences, Inc.	408

		1,291

	Health Care Equipment & Supplies — 0.8%
1	Becton Dickinson and Co.	149

	Health Care Providers & Services — 3.9%
3	Aetna, Inc.	319
2	Humana, Inc.	373

		692

	Life Sciences Tools & Services — 0.5%
1	Waters Corp. (a)	87

	Pharmaceuticals — 2.6%
2	Johnson & Johnson	254
4	Merck & Co., Inc.	209

		463

	Total Health Care	2,682

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Industrials — 10.6%
		Aerospace & Defense — 2.9%
2		Curtiss-Wright Corp.	233
2		Raytheon Co.	270

			503

		Airlines — 1.2%
4		Southwest Airlines Co.	208

		Commercial Services & Supplies — 0.6%
7		Pitney Bowes, Inc.	107

		Construction & Engineering — 0.5%
2		Jacobs Engineering Group, Inc. (a)	92

		Machinery — 3.8%
2		Allison Transmission Holdings, Inc.	77
3		Parker-Hannifin Corp.	413
4		Xylem, Inc.	178

			668

		Professional Services — 0.8%
2		ManpowerGroup, Inc.	147

		Road & Rail — 0.8%
1		Norfolk Southern Corp.	146

		Total Industrials	1,871

		Information Technology — 24.2%
		Communications Equipment — 1.5%
9		Cisco Systems, Inc.	272

		Internet Software & Services — 2.3%
—	(h)	Alphabet, Inc., Class A (a)	238
—	(h)	Alphabet, Inc., Class C (a)	173

			411

		IT Services — 2.5%
2		Mastercard, Inc., Class A	207
3		Visa, Inc., Class A	236

			443

		Semiconductors & Semiconductor Equipment — 2.1%
2		Lam Research Corp.	209
2		QUALCOMM, Inc.	158

			367

		Software — 9.0%
3		Autodesk, Inc. (a)	222
14		Microsoft Corp.	876
8		Oracle Corp.	310
8		Symantec Corp.	186

			1,594

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 6.8%
8	Apple, Inc.	886
10	Hewlett Packard Enterprise Co.	220
6	HP, Inc.	89

		1,195

	Total Information Technology	4,282

	Materials — 1.4%
	Chemicals — 1.4%
2	EI du Pont de Nemours & Co.	134
1	International Flavors & Fragrances, Inc.	112

	Total Materials	246

	Real Estate — 0.5%
	Equity Real Estate Investment Trusts (REITs) — 0.5%
2	Prologis, Inc.	88

	Telecommunication Services — 3.6%
	Diversified Telecommunication Services — 3.6%
7	CenturyLink, Inc.	163
9	Verizon Communications, Inc.	468

	Total Telecommunication Services	631

	Utilities — 3.2%
	Electric Utilities — 3.2%
4	Eversource Energy	225
2	NextEra Energy, Inc.	191
3	Portland General Electric Co.	146

	Total Utilities	562

	Total Common Stocks (Cost $13,915)	17,331

Short-Term Investment — 2.2%
	Investment Company — 2.2%
393	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $393)	393

	Total Investments — 100.1% (Cost $14,308)	17,724
	Liabilities in Excess of Other Assets — (0.1)%	(22)

	NET ASSETS — 100.0%	$17,702

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Consumer Discretionary — 11.0%
	Automobiles — 0.7%
781	General Motors Co.	27,196

	Hotels, Restaurants & Leisure — 2.0%
1,085	International Game Technology plc	27,687
164	McDonald’s Corp.	19,998
659	Restaurant Brands International, Inc., (Canada)	31,389

		79,074

	Household Durables — 0.6%
645	DR Horton, Inc.	17,634
2	NVR, Inc. (a)	4,005

		21,639

	Internet & Direct Marketing Retail — 0.6%
32	Amazon.com, Inc. (a)	24,296

	Media — 1.7%
147	Comcast Corp., Class A	10,123
496	Live Nation Entertainment, Inc. (a)	13,188
1,442	Twenty-First Century Fox, Inc., Class A	40,439

		63,750

	Multiline Retail — 0.6%
482	Kohl’s Corp.	23,811

	Specialty Retail — 4.2%
691	Best Buy Co., Inc.	29,502
337	Burlington Stores, Inc. (a)	28,544
197	Home Depot, Inc. (The)	26,360
1,192	Ross Stores, Inc.	78,202

		162,608

	Textiles, Apparel & Luxury Goods — 0.6%
259	PVH Corp.	23,354

	Total Consumer Discretionary	425,728

	Consumer Staples — 8.6%
	Beverages — 0.6%
155	Molson Coors Brewing Co., Class B	15,093
66	PepsiCo, Inc.	6,926

		22,019

	Food & Staples Retailing — 2.3%
130	CVS Health Corp.	10,282
1,152	Wal-Mart Stores, Inc.	79,605

		89,887

	Food Products — 4.3%
579	Archer-Daniels-Midland Co.	26,440
211	Ingredion, Inc.	26,317
183	JM Smucker Co. (The)	23,422

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
1,131	Pilgrim’s Pride Corp.	21,482
92	Post Holdings, Inc. (a)	7,388
1,011	Tyson Foods, Inc., Class A	62,346

		167,395

	Household Products — 0.7%
562	Energizer Holdings, Inc.	25,049

	Personal Products — 0.7%
528	Nu Skin Enterprises, Inc., Class A	25,247

	Total Consumer Staples	329,597

	Energy — 7.7%
	Energy Equipment & Services — 3.1%
1,249	Baker Hughes, Inc.	81,115
922	FMC Technologies, Inc. (a)	32,752
1,199	Seadrill Ltd., (United Kingdom) (a)	4,089

		117,956

	Oil, Gas & Consumable Fuels — 4.6%
233	Apache Corp.	14,814
79	Cimarex Energy Co.	10,750
1,741	Denbury Resources, Inc. (a)	6,406
115	Hess Corp.	7,132
2,391	Marathon Oil Corp.	41,379
170	Tesoro Corp.	14,875
1,200	Valero Energy Corp.	81,998

		177,354

	Total Energy	295,310

	Financials — 14.9%
	Banks — 7.5%
5,312	Bank of America Corp.	117,402
1,606	Citigroup, Inc.	95,462
244	Comerica, Inc.	16,592
183	PNC Financial Services Group, Inc. (The)	21,415
1,263	Regions Financial Corp.	18,137
349	Wells Fargo & Co.	19,242

		288,250

	Capital Markets — 1.9%
26	Ameriprise Financial, Inc.	2,906
1,105	Morgan Stanley	46,695
321	MSCI, Inc.	25,312

		74,913

	Consumer Finance — 1.1%
530	Discover Financial Services	38,186
210	Navient Corp.	3,445

		41,631

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Financial Services — 0.1%
72	Voya Financial, Inc.	2,816

	Insurance — 3.8%
336	Allstate Corp. (The)	24,873
246	Assured Guaranty Ltd.	9,299
141	Everest Re Group Ltd.	30,577
335	Lincoln National Corp.	22,194
196	Prudential Financial, Inc.	20,375
68	RenaissanceRe Holdings Ltd., (Bermuda)	9,290
85	Travelers Cos., Inc. (The)	10,406
389	Validus Holdings Ltd.	21,388

		148,402

	Mortgage Real Estate Investment Trusts (REITs) — 0.5%
461	Chimera Investment Corp.	7,841
1,097	Two Harbors Investment Corp.	9,567

		17,408

	Total Financials	573,420

	Health Care — 13.8%
	Biotechnology — 3.6%
466	Amgen, Inc.	68,105
989	Gilead Sciences, Inc.	70,808

		138,913

	Health Care Equipment & Supplies — 2.2%
232	Align Technology, Inc. (a)	22,264
543	Baxter International, Inc.	24,090
113	Becton Dickinson and Co.	18,773
207	Hologic, Inc. (a)	8,285
97	IDEXX Laboratories, Inc. (a)	11,316

		84,728

	Health Care Providers & Services — 6.9%
384	Aetna, Inc.	47,558
25	Anthem, Inc.	3,565
1,023	Express Scripts Holding Co. (a)	70,345
56	HCA Holdings, Inc. (a)	4,123
181	Humana, Inc.	36,909
456	UnitedHealth Group, Inc.	73,042
237	WellCare Health Plans, Inc. (a)	32,501

		268,043

	Pharmaceuticals — 1.1%
355	Johnson & Johnson	40,876

	Total Health Care	532,560

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 8.9%
	Aerospace & Defense — 1.7%
304	Curtiss-Wright Corp.	29,931
59	Huntington Ingalls Industries, Inc.	10,867
104	Northrop Grumman Corp.	24,142

		64,940

	Airlines — 2.4%
310	Copa Holdings SA, (Panama), Class A	28,194
738	Delta Air Lines, Inc.	36,280
413	United Continental Holdings, Inc. (a)	30,070

		94,544

	Construction & Engineering — 1.0%
348	Jacobs Engineering Group, Inc. (a)	19,813
530	Quanta Services, Inc. (a)	18,457

		38,270

	Electrical Equipment — 0.5%
236	EnerSys	18,463

	Machinery — 2.3%
455	Illinois Tool Works, Inc.	55,682
230	Parker-Hannifin Corp.	32,200

		87,882

	Trading Companies & Distributors — 1.0%
207	United Rentals, Inc. (a)	21,866
272	WESCO International, Inc. (a)	18,083

		39,949

	Total Industrials	344,048

	Information Technology — 22.6%
	Electronic Equipment, Instruments & Components — 0.8%
1,240	Corning, Inc.	30,092

	Internet Software & Services — 2.2%
2,844	eBay, Inc. (a)	84,424

	IT Services — 2.9%
489	Computer Sciences Corp.	29,069
115	Mastercard, Inc., Class A	11,822
64	Science Applications International Corp.	5,421
829	Visa, Inc., Class A	64,694

		111,006

	Semiconductors & Semiconductor Equipment — 3.6%
2,399	Applied Materials, Inc.	77,419
318	Lam Research Corp.	33,664
415	QUALCOMM, Inc.	27,078

		138,161

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — 8.5%
959	Activision Blizzard, Inc.	34,644
2,314	Microsoft Corp.	143,817
371	Nuance Communications, Inc. (a)	5,531
1,341	Oracle Corp.	51,561
808	Symantec Corp.	19,309
312	Take-Two Interactive Software, Inc. (a)	15,369
749	VMware, Inc., Class A (a)	58,961

		329,192

	Technology Hardware, Storage & Peripherals — 4.6%
517	Apple, Inc.	59,821
1,509	Hewlett Packard Enterprise Co.	34,923
2,567	HP, Inc.	38,099
380	NCR Corp. (a)	15,392
846	NetApp, Inc.	29,849

		178,084

	Total Information Technology	870,959

	Materials — 2.4%
	Chemicals — 0.2%
134	Cabot Corp.	6,787

	Containers & Packaging — 0.1%
103	Berry Plastics Group, Inc. (a)	5,000

	Metals & Mining — 2.1%
718	Newmont Mining Corp.	24,452
415	Nucor Corp.	24,677
913	Steel Dynamics, Inc.	32,492

		81,621

	Total Materials	93,408

	Real Estate — 2.3%
	Equity Real Estate Investment Trusts (REITs) — 2.3%
656	American Tower Corp.	69,368
309	Equity Commonwealth (a)	9,344
22	Public Storage	5,007
749	VEREIT, Inc.	6,332

	Total Real Estate	90,051

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 3.2%
	Diversified Telecommunication Services — 3.0%
859	AT&T, Inc.	36,542
133	CenturyLink, Inc.	3,151
1,414	Verizon Communications, Inc.	75,495

		115,188

	Wireless Telecommunication Services — 0.2%
879	Sprint Corp. (a)	7,399

	Total Telecommunication Services	122,587

	Utilities — 3.4%
	Electric Utilities — 1.3%
660	Edison International	47,499
29	NextEra Energy, Inc.	3,500

		50,999

	Gas Utilities — 0.8%
660	UGI Corp.	30,417

	Independent Power & Renewable Electricity Producers — 0.7%
2,361	AES Corp.	27,433

	Multi-Utilities — 0.6%
816	MDU Resources Group, Inc.	23,462

	Total Utilities	132,311

	Total Common Stocks (Cost $3,185,217)	3,809,979

Short-Term Investment — 1.5%
	Investment Company — 1.5%
56,120	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $56,120)	56,120

	Total Investments — 100.3% (Cost $3,241,337)	3,866,099
	Liabilities in Excess of Other Assets — (0.3)%	(9,669)

	NET ASSETS — 100.0%	$3,856,430

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
328	E-mini S&P 500	03/17/17	USD	$36,674	$(103)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.8%
	Consumer Discretionary — 19.8%
	Auto Components — 0.5%
33	Lear Corp.	4,302

	Hotels, Restaurants & Leisure — 3.7%
294	International Game Technology plc	7,498
162	McDonald’s Corp.	19,706
177	Restaurant Brands International, Inc., (Canada)	8,435

		35,639

	Household Durables — 1.4%
235	DR Horton, Inc.	6,417
4	NVR, Inc. (a)	7,344

		13,761

	Internet & Direct Marketing Retail — 1.6%
21	Amazon.com, Inc. (a)	15,597

	Media — 4.3%
144	DISH Network Corp., Class A (a)	8,336
212	Live Nation Entertainment, Inc. (a)	5,638
75	Omnicom Group, Inc.	6,392
1,685	Sirius XM Holdings, Inc.	7,500
489	Twenty-First Century Fox, Inc., Class A	13,720

		41,586

	Multiline Retail — 0.2%
43	Kohl’s Corp.	2,128

	Specialty Retail — 7.2%
162	Best Buy Co., Inc.	6,896
95	Burlington Stores, Inc. (a)	8,077
66	Dick’s Sporting Goods, Inc.	3,483
232	Home Depot, Inc. (The)	31,080
310	Ross Stores, Inc.	20,303

		69,839

	Textiles, Apparel & Luxury Goods — 0.9%
58	Michael Kors Holdings Ltd. (a)	2,510
70	PVH Corp.	6,281

		8,791

	Total Consumer Discretionary	191,643

	Consumer Staples — 8.7%
	Beverages — 1.3%
18	Molson Coors Brewing Co., Class B	1,713
110	PepsiCo, Inc.	11,467

		13,180

	Food & Staples Retailing — 2.7%
255	Sysco Corp.	14,097
169	Wal-Mart Stores, Inc.	11,695

		25,792

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 3.9%
57	Ingredion, Inc.	7,123
306	Pilgrim’s Pride Corp.	5,803
88	Post Holdings, Inc. (a)	7,066
285	Tyson Foods, Inc., Class A	17,548

		37,540

	Household Products — 0.2%
36	Energizer Holdings, Inc.	1,624

	Personal Products — 0.4%
88	Nu Skin Enterprises, Inc., Class A	4,190

	Tobacco — 0.2%
29	Altria Group, Inc.	1,948

	Total Consumer Staples	84,274

	Energy — 0.8%
	Energy Equipment & Services — 0.6%
84	Baker Hughes, Inc.	5,477
225	Seadrill Ltd., (United Kingdom) (a)	766

		6,243

	Oil, Gas & Consumable Fuels — 0.2%
105	Marathon Oil Corp.	1,818

	Total Energy	8,061

	Financials — 1.8%
	Capital Markets — 1.3%
39	MarketAxess Holdings, Inc.	5,789
93	MSCI, Inc.	7,326

		13,115

	Insurance — 0.5%
34	Lincoln National Corp.	2,266
21	Prudential Financial, Inc.	2,196
		4,462

	Total Financials	17,577

	Health Care — 15.8%
	Biotechnology — 5.6%
61	AbbVie, Inc.	3,832
185	Amgen, Inc.	26,976
331	Gilead Sciences, Inc.	23,724

		54,532

	Health Care Equipment & Supplies — 3.1%
81	Align Technology, Inc. (a)	7,738
164	Baxter International, Inc.	7,254
190	Hologic, Inc. (a)	7,639
62	IDEXX Laboratories, Inc. (a)	7,271

		29,902

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — 6.9%
126	Aetna, Inc.	15,563
12	Cigna Corp.	1,627
224	Express Scripts Holding Co. (a)	15,416
47	Humana, Inc.	9,610
98	UnitedHealth Group, Inc.	15,668
64	WellCare Health Plans, Inc. (a)	8,732

		66,616

	Health Care Technology — 0.2%
41	Veeva Systems, Inc., Class A (a)	1,665

	Total Health Care	152,715

	Industrials — 9.5%
	Aerospace & Defense — 2.1%
73	Curtiss-Wright Corp.	7,220
20	Huntington Ingalls Industries, Inc.	3,666
6	L-3 Communications Holdings, Inc.	958
35	Northrop Grumman Corp.	8,047

		19,891

	Airlines — 2.2%
67	Copa Holdings SA, (Panama), Class A	6,095
147	Delta Air Lines, Inc.	7,206
111	United Continental Holdings, Inc. (a)	8,060

		21,361

	Building Products — 0.7%
225	Masco Corp.	7,124

	Construction & Engineering — 1.7%
122	Jacobs Engineering Group, Inc. (a)	6,937
236	Quanta Services, Inc. (a)	8,221
6	Valmont Industries, Inc.	775

		15,933

	Electrical Equipment — 0.6%
70	EnerSys	5,490

	Machinery — 0.8%
53	Parker-Hannifin Corp.	7,392

	Professional Services — 0.7%
79	ManpowerGroup, Inc.	7,021

	Trading Companies & Distributors — 0.7%
68	United Rentals, Inc. (a)	7,127

	Total Industrials	91,339

	Information Technology — 32.4%
	Communications Equipment — 0.2%
15	F5 Networks, Inc. (a)	2,098

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 5.6%
11	Alphabet, Inc., Class A (a)	8,321
10	Alphabet, Inc., Class C (a)	7,564
769	eBay, Inc. (a)	22,835
39	Facebook, Inc., Class A (a)	4,429
103	GoDaddy, Inc., Class A (a)	3,596
88	VeriSign, Inc. (a)	6,709

		53,454

	IT Services — 3.8%
112	Computer Sciences Corp.	6,637
2	Mastercard, Inc., Class A	207
25	Science Applications International Corp.	2,122
360	Visa, Inc., Class A	28,056

		37,022

	Semiconductors & Semiconductor Equipment — 3.3%
658	Applied Materials, Inc.	21,237
75	Lam Research Corp.	7,908
19	QUALCOMM, Inc.	1,219
63	Teradyne, Inc.	1,598

		31,962

	Software — 13.1%
520	Activision Blizzard, Inc.	18,759
43	Aspen Technology, Inc. (a)	2,368
88	Citrix Systems, Inc. (a)	7,877
58	Electronic Arts, Inc. (a)	4,544
746	Microsoft Corp.	46,347
98	Nuance Communications, Inc. (a)	1,458
184	Oracle Corp.	7,083
33	Red Hat, Inc. (a)	2,307
23	Symantec Corp.	538
137	Synopsys, Inc. (a)	8,070
167	Take-Two Interactive Software, Inc. (a)	8,246
241	VMware, Inc., Class A (a)	18,974

		126,571

	Technology Hardware, Storage & Peripherals — 6.4%
308	Apple, Inc.	35,667
198	Hewlett Packard Enterprise Co.	4,579
543	HP, Inc.	8,051
145	NCR Corp. (a)	5,873
209	NetApp, Inc.	7,379

		61,549

	Total Information Technology	312,656

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 3.2%
	Chemicals — 0.3%
128	Chemours Co. (The)	2,832

	Containers & Packaging — 1.6%
166	Berry Plastics Group, Inc. (a)	8,094
146	Crown Holdings, Inc. (a)	7,691

		15,785

	Metals & Mining — 1.3%
124	Newmont Mining Corp.	4,208
222	Steel Dynamics, Inc.	7,888

		12,096

	Total Materials	30,713

	Real Estate — 2.6%
	Equity Real Estate Investment Trusts (REITs) — 2.6%
193	American Homes 4 Rent, Class A	4,043
121	American Tower Corp.	12,798
113	Equity Commonwealth (a)	3,411
11	Extra Space Storage, Inc.	811
16	Public Storage	3,620

	Total Real Estate	24,683

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
313	AT&T, Inc.	13,322
52	Verizon Communications, Inc.	2,781

	Total Telecommunication Services	16,103

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 0.5%
	Independent Power & Renewable Electricity Producers — 0.3%
246	AES Corp.	2,855

	Multi-Utilities — 0.2%
52	MDU Resources Group, Inc.	1,485

	Total Utilities	4,340

	Total Common Stocks (Cost $737,265)	934,104

Short-Term Investment — 2.7%
	Investment Company — 2.7%
26,136	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $26,136)	26,136

	Total Investments — 99.5% (Cost $763,401)	960,240
	Other Assets in Excess of Liabilities — 0.5%	5,280

	NET ASSETS — 100.0%	$965,520

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
237	E-mini S&P 500	03/17/17	USD	$26,499	$(111)

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Consumer Discretionary — 10.7%
	Auto Components — 0.4%
47	Visteon Corp.	3,736

	Automobiles — 1.1%
114	Thor Industries, Inc.	11,366

	Diversified Consumer Services — 0.1%
2	Graham Holdings Co., Class B	1,126

	Hotels, Restaurants & Leisure — 1.8%
76	Brinker International, Inc.	3,739
24	Darden Restaurants, Inc.	1,753
278	International Game Technology plc	7,102
41	Vail Resorts, Inc.	6,630

		19,224

	Household Durables — 1.3%
493	DR Horton, Inc.	13,482

	Internet & Direct Marketing Retail — 1.1%
161	Groupon, Inc. (a)	534
571	Liberty Interactive Corp. QVC Group, Class A (a)	11,404

		11,938

	Leisure Products — 0.1%
18	Hasbro, Inc.	1,377

	Media — 0.4%
34	Discovery Communications, Inc., Class C (a)	900
129	Interpublic Group of Cos., Inc. (The)	3,013

		3,913

	Multiline Retail — 1.5%
307	Macy’s, Inc.	11,008
88	Nordstrom, Inc.	4,208

		15,216

	Specialty Retail — 1.5%
367	Best Buy Co., Inc.	15,656

	Textiles, Apparel & Luxury Goods — 1.4%
167	PVH Corp.	15,088

	Total Consumer Discretionary	112,122

	Consumer Staples — 6.9%
	Food & Staples Retailing — 1.7%
377	Rite Aid Corp. (a)	3,106
220	Sysco Corp.	12,176
81	US Foods Holding Corp. (a)	2,226

		17,508

	Food Products — 4.2%
139	Ingredion, Inc.	17,394

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
460	Pilgrim’s Pride Corp.	8,743
303	Tyson Foods, Inc., Class A	18,658

		44,795

	Personal Products — 1.0%
70	Herbalife Ltd. (a)	3,384
146	Nu Skin Enterprises, Inc., Class A	6,962

		10,346

	Total Consumer Staples	72,649

	Energy — 6.9%
	Energy Equipment & Services — 1.5%
105	Baker Hughes, Inc.	6,834
279	Ensco plc, Class A	2,709
288	Nabors Industries Ltd.	4,728
67	Rowan Cos. plc, Class A (a)	1,264

		15,535

	Oil, Gas & Consumable Fuels — 5.4%
62	Cimarex Energy Co.	8,392
106	Devon Energy Corp.	4,855
29	Gulfport Energy Corp. (a)	628
537	Marathon Oil Corp.	9,295
50	Marathon Petroleum Corp.	2,517
55	Murphy Oil Corp.	1,706
8	Noble Energy, Inc.	308
27	ONEOK, Inc.	1,550
66	PBF Energy, Inc., Class A	1,843
373	QEP Resources, Inc. (a)	6,863
24	Rice Energy, Inc. (a)	502
59	Tesoro Corp.	5,195
34	Valero Energy Corp.	2,330
189	World Fuel Services Corp.	8,677
193	WPX Energy, Inc. (a)	2,815

		57,476

	Total Energy	73,011

	Financials — 11.3%
	Banks — 3.6%
41	Citizens Financial Group, Inc.	1,447
62	East West Bancorp, Inc.	3,141
27	Fifth Third Bancorp	736
106	KeyCorp	1,944
378	Popular, Inc., (Puerto Rico)	16,568
335	Regions Financial Corp.	4,812
13	Signature Bank (a)	1,938
24	SVB Financial Group (a)	4,086

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Banks — continued
67	Zions Bancorp	2,862

		37,534

	Capital Markets — 1.1%
4	Donnelley Financial Solutions, Inc. (a)	86
54	Intercontinental Exchange, Inc.	3,041
19	Lazard Ltd., Class A	797
78	MSCI, Inc.	6,169
16	Nasdaq, Inc.	1,040
10	Raymond James Financial, Inc.	720

		11,853

	Consumer Finance — 2.1%
139	Discover Financial Services	10,013
342	Synchrony Financial	12,394

		22,407

	Insurance — 4.5%
70	Allied World Assurance Co. Holdings AG	3,765
72	American Financial Group, Inc.	6,309
5	American National Insurance Co.	648
22	Aon plc	2,465
17	Arch Capital Group Ltd. (a)	1,445
34	Aspen Insurance Holdings Ltd., (Bermuda)	1,887
34	Assurant, Inc.	3,190
51	Assured Guaranty Ltd.	1,934
21	Endurance Specialty Holdings Ltd.	1,913
8	Everest Re Group Ltd.	1,710
16	First American Financial Corp.	593
14	FNF Group	480
74	Hanover Insurance Group, Inc. (The)	6,762
47	Hartford Financial Services Group, Inc. (The)	2,225
32	Lincoln National Corp.	2,107
42	Principal Financial Group, Inc.	2,453
22	Torchmark Corp.	1,588
98	Unum Group	4,305
21	Validus Holdings Ltd.	1,177

		46,956

	Mortgage Real Estate Investment Trusts (REITs) — 0.0% (g)
24	Annaly Capital Management, Inc.	238
12	Chimera Investment Corp.	196

		434

	Total Financials	119,184

	Health Care — 9.4%
	Biotechnology — 1.4%
27	ACADIA Pharmaceuticals, Inc. (a)	785
41	Alkermes plc (a)	2,257

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
46	Alnylam Pharmaceuticals, Inc. (a)	1,737
33	BioMarin Pharmaceutical, Inc. (a)	2,750
41	Incyte Corp. (a)	4,071
10	Intercept Pharmaceuticals, Inc. (a)	1,108
18	Neurocrine Biosciences, Inc. (a)	677
18	Seattle Genetics, Inc. (a)	924

		14,309

	Health Care Equipment & Supplies — 3.7%
190	Hill-Rom Holdings, Inc.	10,644
367	Hologic, Inc. (a)	14,732
132	Zimmer Biomet Holdings, Inc.	13,612

		38,988

	Health Care Providers & Services — 3.4%
190	AmerisourceBergen Corp.	14,848
84	Centene Corp. (a)	4,733
4	Humana, Inc.	714
287	Premier, Inc., Class A (a)	8,726
272	Tenet Healthcare Corp. (a)	4,032
22	WellCare Health Plans, Inc. (a)	2,961

		36,014

	Pharmaceuticals — 0.9%
170	Endo International plc (a)	2,803
63	Mallinckrodt plc (a)	3,154
41	Perrigo Co. plc	3,387

		9,344

	Total Health Care	98,655

	Industrials — 14.2%
	Aerospace & Defense — 3.5%
65	HEICO Corp., Class A	4,393
110	Huntington Ingalls Industries, Inc.	20,282
42	L-3 Communications Holdings, Inc.	6,328
3	Northrop Grumman Corp.	790
77	Spirit AeroSystems Holdings, Inc., Class A	4,499

		36,292

	Airlines — 2.3%
263	JetBlue Airways Corp. (a)	5,903
245	United Continental Holdings, Inc. (a)	17,827

		23,730

	Commercial Services & Supplies — 1.3%
307	KAR Auction Services, Inc.	13,084
4	LSC Communications, Inc.	111

		13,195

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Construction & Engineering — 2.1%
33	Fluor Corp.	1,717
84	Jacobs Engineering Group, Inc. (a)	4,777
966	KBR, Inc.	16,118

		22,612

	Electrical Equipment — 0.5%
79	Regal Beloit Corp.	5,478

	Machinery — 2.0%
150	Crane Co.	10,832
69	Parker-Hannifin Corp.	9,709

		20,541

	Professional Services — 1.5%
121	ManpowerGroup, Inc.	10,709
173	TransUnion (a)	5,348

		16,057

	Road & Rail — 0.1%
19	Landstar System, Inc.	1,578

	Trading Companies & Distributors — 0.9%
142	WESCO International, Inc. (a)	9,470

	Total Industrials	148,953

	Information Technology — 16.8%
	Communications Equipment — 1.2%
307	ARRIS International plc (a)	9,238
22	F5 Networks, Inc. (a)	3,198

		12,436

	Electronic Equipment, Instruments & Components — 0.5%
9	Arrow Electronics, Inc. (a)	606
76	Avnet, Inc.	3,628
148	Fitbit, Inc., Class A (a)	1,084

		5,318

	Internet Software & Services — 1.6%
187	InterActiveCorp (a)	12,109
130	Yelp, Inc. (a)	4,946

		17,055

	IT Services — 4.5%
218	CoreLogic, Inc. (a)	8,025
43	Teradata Corp. (a)	1,158
83	Total System Services, Inc.	4,060
255	Vantiv, Inc., Class A (a)	15,203
2,177	Xerox Corp.	19,005

		47,451

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 3.7%
310	Applied Materials, Inc.	10,013
25	Lam Research Corp.	2,654
1,434	Marvell Technology Group Ltd., (Bermuda)	19,891
91	Micron Technology, Inc. (a)	1,988
84	ON Semiconductor Corp. (a)	1,075
45	Skyworks Solutions, Inc.	3,337

		38,958

	Software — 1.7%
73	Activision Blizzard, Inc.	2,647
78	CA, Inc.	2,472
94	Citrix Systems, Inc. (a)	8,377
244	Nuance Communications, Inc. (a)	3,632

		17,128

	Technology Hardware, Storage & Peripherals — 3.6%
526	NCR Corp. (a)	21,331
241	Western Digital Corp.	16,403

		37,734

	Total Information Technology	176,080

	Materials — 5.5%
	Chemicals — 1.5%
313	Cabot Corp.	15,794
13	Huntsman Corp.	244

		16,038

	Containers & Packaging — 2.5%
53	Avery Dennison Corp.	3,743
237	Berry Plastics Group, Inc. (a)	11,559
82	Crown Holdings, Inc. (a)	4,290
93	International Paper Co.	4,918
31	Sealed Air Corp.	1,410

		25,920

	Metals & Mining — 1.5%
45	Newmont Mining Corp.	1,533
33	Reliance Steel & Aluminum Co.	2,625
321	Steel Dynamics, Inc.	11,414

		15,572

	Total Materials	57,530

	Real Estate — 10.1%
	Equity Real Estate Investment Trusts (REITs) — 10.1%
63	American Campus Communities, Inc.	3,150
295	American Homes 4 Rent, Class A	6,189
57	Apartment Investment & Management Co., Class A	2,595
558	Apple Hospitality REIT, Inc.	11,149

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
9	Boston Properties, Inc.	1,094
128	Brixmor Property Group, Inc.	3,121
199	Columbia Property Trust, Inc.	4,307
174	Corporate Office Properties Trust	5,432
20	Crown Castle International Corp.	1,692
11	CyrusOne, Inc.	474
12	Digital Realty Trust, Inc.	1,150
32	Douglas Emmett, Inc.	1,166
62	Equinix, Inc.	22,053
298	Equity Commonwealth (a)	9,025
48	Equity LifeStyle Properties, Inc.	3,425
45	Liberty Property Trust	1,774
55	Mid-America Apartment Communities, Inc.	5,382
24	Regency Centers Corp.	1,669
146	Retail Properties of America, Inc., Class A	2,244
4	SL Green Realty Corp.	376
441	Spirit Realty Capital, Inc.	4,788
27	Taubman Centers, Inc.	2,004
3	Ventas, Inc.	186
44	Vornado Realty Trust	4,551
14	Welltower, Inc.	957
199	Weyerhaeuser Co.	5,985

	Total Real Estate	105,938

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.5%
203	CenturyLink, Inc.	4,832

	Wireless Telecommunication Services — 0.1%
170	Sprint Corp. (a)	1,428

	Total Telecommunication Services	6,260

	Utilities — 6.1%
	Electric Utilities — 2.2%
75	Alliant Energy Corp.	2,827
112	Edison International	8,085
76	Entergy Corp.	5,576
143	FirstEnergy Corp.	4,419
65	Great Plains Energy, Inc.	1,767
8	Pinnacle West Capital Corp.	593

		23,267

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 1.0%
230	UGI Corp.	10,591

	Multi-Utilities — 2.9%
46	Ameren Corp.	2,408
120	CenterPoint Energy, Inc.	2,954
112	CMS Energy Corp.	4,674
34	Consolidated Edison, Inc.	2,527
60	DTE Energy Co.	5,901
70	MDU Resources Group, Inc.	2,023
90	Public Service Enterprise Group, Inc.	3,954
55	Sempra Energy	5,555

		29,996

	Total Utilities	63,854

	Total Common Stocks (Cost $863,360)	1,034,236

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
121	Safeway, Inc., expiring 01/30/17 (a)	6
121	Safeway, Inc., expiring 01/30/18 (a)	8

	Total Rights (Cost $—)	14

SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
19,841	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $19,841)	19,841

	Total Investments — 100.4% (Cost $883,201)	1,054,091
	Liabilities in Excess of Other Assets — (0.4)%	(4,292)

	NET ASSETS — 100.0%	$1,049,799

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
81	E-mini S&P MidCap 400	03/17/17	USD	$13,439	$(240)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 5.2%
	Automobiles — 1.3%
472	General Motors Co.	16,445

	Hotels, Restaurants & Leisure — 0.9%
346	International Game Technology plc	8,825
21	McDonald’s Corp.	2,532

		11,357

	Media — 1.1%
57	CBS Corp. (Non-Voting), Class B	3,594
2,252	Sirius XM Holdings, Inc.	10,020

		13,614

	Multiline Retail — 0.4%
102	Kohl’s Corp.	5,037

	Specialty Retail — 0.8%
143	Best Buy Co., Inc.	6,080
65	Dick’s Sporting Goods, Inc.	3,425

		9,505

	Textiles, Apparel & Luxury Goods — 0.7%
30	Michael Kors Holdings Ltd. (a)	1,289
82	PVH Corp.	7,427

		8,716

	Total Consumer Discretionary	64,674

	Consumer Staples — 7.6%
	Food & Staples Retailing — 1.8%
70	CVS Health Corp.	5,555
98	Sysco Corp.	5,449
171	Wal-Mart Stores, Inc.	11,840

		22,844

	Food Products — 4.0%
544	Archer-Daniels-Midland Co.	24,824
335	Pilgrim’s Pride Corp.	6,358
308	Tyson Foods, Inc., Class A	18,985

		50,167

	Household Products — 0.8%
217	Energizer Holdings, Inc.	9,685

	Personal Products — 1.0%
80	Herbalife Ltd. (a)	3,837
182	Nu Skin Enterprises, Inc., Class A	8,686

		12,523

	Total Consumer Staples	95,219

	Energy — 12.8%
	Energy Equipment & Services — 4.9%
364	Baker Hughes, Inc.	23,675
40	Dril-Quip, Inc. (a)	2,420

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
305	Ensco plc, Class A	2,964
283	FMC Technologies, Inc. (a)	10,066
352	Rowan Cos. plc, Class A (a)	6,647
127	Schlumberger Ltd.	10,623
359	Seadrill Ltd., (United Kingdom) (a)	1,225
179	Superior Energy Services, Inc. (a)	3,013

		60,633

	Oil, Gas & Consumable Fuels — 7.9%
40	Apache Corp.	2,539
69	Chevron Corp.	8,128
52	ConocoPhillips	2,622
541	Denbury Resources, Inc. (a)	1,992
75	Exxon Mobil Corp.	6,743
36	Hess Corp.	2,230
970	Marathon Oil Corp.	16,794
192	Marathon Petroleum Corp.	9,642
218	Occidental Petroleum Corp.	15,542
80	Tesoro Corp.	7,022
383	Valero Energy Corp.	26,146

		99,400

	Total Energy	160,033

	Financials — 28.1%
	Banks — 12.8%
2,254	Bank of America Corp.	49,805
737	Citigroup, Inc.	43,799
37	Comerica, Inc.	2,513
243	PNC Financial Services Group, Inc. (The)	28,395
160	Popular, Inc., (Puerto Rico)	7,016
401	Regions Financial Corp.	5,764
133	Synovus Financial Corp.	5,476
312	Wells Fargo & Co.	17,219

		159,987

	Capital Markets — 4.2%
76	Ameriprise Financial, Inc.	8,421
63	Goldman Sachs Group, Inc. (The)	15,145
475	Morgan Stanley	20,073
112	MSCI, Inc.	8,831

		52,470

	Consumer Finance — 1.4%
14	Capital One Financial Corp.	1,230
158	Discover Financial Services	11,361
272	Navient Corp.	4,464

		17,055

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Financial Services — 0.6%
178	Voya Financial, Inc.	6,981

	Insurance — 7.6%
181	Allstate Corp. (The)	13,394
253	American International Group, Inc.	16,497
303	Assured Guaranty Ltd.	11,441
142	Axis Capital Holdings Ltd.	9,262
49	Everest Re Group Ltd.	10,690
157	Lincoln National Corp.	10,404
74	Prudential Financial, Inc.	7,711
26	RenaissanceRe Holdings Ltd., (Bermuda)	3,501
101	Torchmark Corp.	7,472
26	Travelers Cos., Inc. (The)	3,134
42	Validus Holdings Ltd.	2,310

		95,816

	Mortgage Real Estate Investment Trusts (REITs) — 1.5%
116	AGNC Investment Corp.	2,094
494	Chimera Investment Corp.	8,415
995	Two Harbors Investment Corp.	8,674

		19,183

	Total Financials	351,492

	Health Care — 10.2%
	Biotechnology — 2.3%
64	Amgen, Inc.	9,328
264	Gilead Sciences, Inc.	18,898

		28,226

	Health Care Equipment & Supplies — 0.4%
125	Hologic, Inc. (a)	5,007

	Health Care Providers & Services — 5.1%
92	Aetna, Inc.	11,347
24	Anthem, Inc.	3,465
239	Express Scripts Holding Co. (a)	16,441
16	HCA Holdings, Inc. (a)	1,177
48	Humana, Inc.	9,834
71	UnitedHealth Group, Inc.	11,283
77	WellCare Health Plans, Inc. (a)	10,500

		64,047

	Pharmaceuticals — 2.4%
122	Mallinckrodt plc (a)	6,063
756	Pfizer, Inc.	24,549

		30,612

	Total Health Care	127,892

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 8.8%
	Aerospace & Defense — 1.3%
102	Curtiss-Wright Corp.	10,033
21	L-3 Communications Holdings, Inc.	3,164
14	Northrop Grumman Corp.	3,209

		16,406

	Airlines — 2.6%
12	Copa Holdings SA, (Panama), Class A	1,117
412	Delta Air Lines, Inc.	20,261
148	United Continental Holdings, Inc. (a)	10,772

		32,150

	Commercial Services & Supplies — 0.0% (g)
47	Pitney Bowes, Inc.	716

	Construction & Engineering — 1.1%
161	Jacobs Engineering Group, Inc. (a)	9,165
78	Quanta Services, Inc. (a)	2,729
18	Valmont Industries, Inc.	2,494

		14,388

	Electrical Equipment — 0.7%
107	EnerSys	8,357

	Machinery — 2.2%
132	Illinois Tool Works, Inc.	16,177
78	Parker-Hannifin Corp.	10,892

		27,069

	Trading Companies & Distributors — 0.9%
77	United Rentals, Inc. (a)	8,109
55	WESCO International, Inc. (a)	3,657

		11,766

	Total Industrials	110,852

	Information Technology — 10.6%
	Electronic Equipment, Instruments & Components — 0.8%
391	Corning, Inc.	9,492

	Internet Software & Services — 2.0%
847	eBay, Inc. (a)	25,159

	IT Services — 0.5%
25	Mastercard, Inc., Class A	2,550
33	Science Applications International Corp.	2,790
57	Western Union Co. (The)	1,243

		6,583

	Semiconductors & Semiconductor Equipment — 3.2%
64	Applied Materials, Inc.	2,068
485	QUALCOMM, Inc.	31,642

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
277	Teradyne, Inc.	7,041

		40,751

	Software — 1.1%
169	Microsoft Corp.	10,526
112	Nuance Communications, Inc. (a)	1,672
31	Take-Two Interactive Software, Inc. (a)	1,533

		13,731

	Technology Hardware, Storage & Peripherals — 3.0%
1,838	HP, Inc.	27,270
251	NCR Corp. (a)	10,172

		37,442

	Total Information Technology	133,158

	Materials — 2.4%
	Chemicals — 1.5%
46	Cabot Corp.	2,305
501	Huntsman Corp.	9,565
80	LyondellBasell Industries NV, Class A	6,871

		18,741

	Metals & Mining — 0.9%
56	Newmont Mining Corp.	1,915
276	Steel Dynamics, Inc.	9,823

		11,738

	Total Materials	30,479

	Real Estate — 2.8%
	Equity Real Estate Investment Trusts (REITs) — 2.8%
530	Brandywine Realty Trust	8,749
87	DuPont Fabros Technology, Inc.	3,835
311	Equity Commonwealth (a)	9,398
134	Hospitality Properties Trust	4,250
443	Piedmont Office Realty Trust, Inc., Class A	9,255

	Total Real Estate	35,487

	Telecommunication Services — 2.9%
	Diversified Telecommunication Services — 2.9%
313	AT&T, Inc.	13,325
73	CenturyLink, Inc.	1,744

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
406	Verizon Communications, Inc.	21,656

	Total Telecommunication Services	36,725

	Utilities — 6.0%
	Electric Utilities — 2.1%
129	Edison International	9,251
102	NextEra Energy, Inc.	12,149
116	Portland General Electric Co.	5,005

		26,405

	Gas Utilities — 0.8%
202	UGI Corp.	9,329

	Independent Power & Renewable Electricity Producers — 0.9%
772	AES Corp.	8,974
208	NRG Energy, Inc.	2,545

		11,519

	Multi-Utilities — 2.2%
321	CenterPoint Energy, Inc.	7,907
362	MDU Resources Group, Inc.	10,409
126	SCANA Corp.	9,211

		27,527

	Total Utilities	74,780

	Total Common Stocks (Cost $972,663)	1,220,791

Short-Term Investment — 1.8%
	Investment Company — 1.8%
22,455	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $22,455)	22,455

	Total Investments — 99.2% (Cost $995,118)	1,243,246
	Other Assets in Excess of Liabilities — 0.8%	9,957

	NET ASSETS — 100.0%	$1,253,203

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
274	E-mini S&P 500	03/17/17	USD	$30,636	$(135)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	27

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid Advantage Fund		Intrepid America Fund	Intrepid Growth Fund
ASSETS:
Investments in non-affiliates, at value	$17,331		$3,809,979	$934,104
Investments in affiliates, at value	393		56,120	26,136

Total investment securities, at value	17,724		3,866,099	960,240
Cash	—		9	—
Deposits at broker for futures contracts	—		1,759	1,082
Receivables:
Investment securities sold	—		37,199	5,673
Fund shares sold	—	(a)	476	7,958
Dividends from non-affiliates	17		4,307	595
Dividends from affiliates	—	(a)	18	6
Due from Adviser	25		—	—

Total Assets	17,766		3,909,867	975,554

LIABILITIES:
Payables:
Investment securities purchased	—		47,987	8,998
Fund shares redeemed	37		3,532	400
Variation margin on futures contracts	—		146	91
Accrued liabilities:
Investment advisory fees	—		1,315	311
Administration fees	—		269	7
Distribution fees	5		21	49
Shareholder servicing fees	—		56	41
Custodian and accounting fees	3		15	10
Trustees’ and Chief Compliance Officer’s fees	—		13	1
Audit fees	10		15	11
Registration fees	5		12	20
Sub-transfer agency fees	3		17	22
Other	1		39	73

Total Liabilities	64		53,437	10,034

Net Assets	$17,702		$3,856,430	$965,520

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
NET ASSETS:
Paid-in-Capital	$14,266	$3,132,775	$875,690
Accumulated undistributed (distributions in excess of) net investment income	(4)	(32)	312
Accumulated net realized gains (losses)	24	99,028	(107,210)
Net unrealized appreciation (depreciation)	3,416	624,659	196,728

Total Net Assets	$17,702	$3,856,430	$965,520

Net Assets:
Class A	$8,300	$54,523	$91,844
Class C	5,380	11,349	44,089
Class R2	—	3,645	4,850
Class R5	—	3,871	169,240
Class R6	—	3,569,996	496,081
Select Class	4,022	213,046	159,416

Total	$17,702	$3,856,430	$965,520

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	231	1,499	2,154
Class C	153	315	1,050
Class R2	—	103	116
Class R5	—	104	3,965
Class R6	—	97,701	11,628
Select Class	111	5,745	3,687

Net Asset Value (a):
Class A — Redemption price per share	$35.93	$36.38	$42.64
Class C — Offering price per share (b)	35.25	36.03	41.97
Class R2 —Offering and redemption price per share	—	35.60	41.87
Class R5 — Offering and redemption price per share	—	37.09	42.69
Class R6 — Offering and redemption price per share	—	36.54	42.66
Select Class — Offering and redemption price per share	36.10	37.08	43.23
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$37.92	$38.40	$45.00

Cost of investments in non-affiliates	$13,915	$3,185,217	$737,265
Cost of investments in affiliates	393	56,120	26,136

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$1,034,250		$1,220,791
Investments in affiliates, at value	19,841		22,455

Total investment securities, at value	1,054,091		1,243,246
Cash	—	(a)	1
Deposits at broker for futures contracts	953		1,320
Receivables:
Investment securities sold	929		12,896
Fund shares sold	1,552		1,747
Dividends from non-affiliates	1,554		1,800
Dividends from affiliates	8		7

Total Assets	1,059,087		1,261,017

LIABILITIES:
Payables:
Investment securities purchased	5,813		5,037
Fund shares redeemed	2,378		1,481
Variation margin on futures contracts	72		122
Accrued liabilities:
Investment advisory fees	517		353
Administration fees	32		49
Distribution fees	132		61
Shareholder servicing fees	77		18
Custodian and accounting fees	9		9
Trustees’ and Chief Compliance Officer’s fees	3		1
Audit fees	11		12
Registration fees	—		23
Sub-transfer agency fees	176		471
Other	68		177

Total Liabilities	9,288		7,814

Net Assets	$1,049,799		$1,253,203

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Intrepid Mid Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$883,842	$982,754
Accumulated undistributed (distributions in excess of) net investment income	49	(204)
Accumulated net realized gains (losses)	(4,742)	22,660
Net unrealized appreciation (depreciation)	170,650	247,993

Total Net Assets	$1,049,799	$1,253,203

Net Assets:
Class A	$338,522	$121,600
Class C	91,362	40,639
Class R2	—	19,958
Class R3	21	—
Class R4	21	—
Class R5	—	93,144
Class R6	332,601	105,701
Select Class	287,272	872,161

Total	$1,049,799	$1,253,203

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,216	3,526
Class C	5,105	1,192
Class R2	—	582
Class R3	1	—
Class R4	1	—
Class R5	—	2,683
Class R6	15,191	3,045
Select Class	13,120	25,185

Net Asset Value (a):
Class A — Redemption price per share	$20.88	$34.48
Class C — Offering price per share (b)	17.90	34.10
Class R2 — Offering and redemption price per share	—	34.28
Class R3 — Offering and redemption price per share	20.85	—
Class R4 — Offering and redemption price per share	21.88	—
Class R5 — Offering and redemption price per share	—	34.71
Class R6 — Offering and redemption price per share	21.89	34.72
Select Class — Offering and redemption price per share	21.90	34.63
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.04	$36.39

Cost of investments in non-affiliates	$863,360	$972,663
Cost of investments in affiliates	19,841	22,455

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2016 (Unaudited)

(Amounts in thousands)

	Intrepid Advantage Fund	Intrepid America Fund		Intrepid Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$—	(a)	$— (a)
Dividend income from non-affiliates	178	35,098		7,372
Dividend income from affiliates	— (a)	135		26

Total investment income	178	35,233		7,398

EXPENSES:
Investment advisory fees	56	7,605		2,468
Administration fees	8	1,557		404
Distribution fees:
Class A	11	71		113
Class C	22	45		179
Class R2	—	10		12
Shareholder servicing fees:
Class A	11	71		113
Class C	7	15		60
Class R2	—	5		6
Class R5	—	1		48
Select Class	5	292		196
Custodian and accounting fees	13	54		25
Professional fees	41	40		25
Trustees’ and Chief Compliance Officer’s fees	12	19		15
Printing and mailing costs	4	17		15
Registration and filing fees	18	29		42
Transfer agency fees (See Note 2.D.)	3	20		16
Sub-transfer agency fees (See Note 2.D.)	6	54		173
Other	4	48		15

Total expenses	221	9,953		3,925

Less fees waived	(81)	(102)		(1,064)
Less expense reimbursements	(26)	—	(a)	(25)

Net expenses	114	9,851		2,836

Net investment income (loss)	64	25,382		4,562

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,905	153,135		41,052
Futures	—	6,180		1,966

Net realized gain (loss)	1,905	159,315		43,018

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(359)	128,946		15,372
Futures	—	(1,256)		(659)

Change in net unrealized appreciation/depreciation	(359)	127,690		14,713

Net realized/unrealized gains (losses)	1,546	287,005		57,731

Change in net assets resulting from operations	$1,610	$312,387		$62,293

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Intrepid Mid Cap Fund		Intrepid Value Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	(a)	$1
Dividend income from non-affiliates	8,300		16,330
Dividend income from affiliates	37		43

Total investment income	8,337		16,374

EXPENSES:
Investment advisory fees	3,337		2,829
Administration fees	420		579
Distribution fees:
Class A	417		199
Class C	348		156
Class R2	—		46
Class R3 (b)	—	(a)	—
Shareholder servicing fees:
Class A	417		199
Class C	116		52
Class R2	—		23
Class R3 (b)	—	(a)	—
Class R4 (b)	—	(a)	—
Class R5	—		22
Select Class	349		1,263
Custodian and accounting fees	23		32
Professional fees	32		29
Trustees’ and Chief Compliance Officer’s fees	16		15
Printing and mailing costs	47		84
Registration and filing fees	36		35
Transfer agency fees (See Note 2.D.)	38		98
Sub-transfer agency fees (See Note 2.D.)	417		1,102
Other	15		17

Total expenses	6,028		6,780

Less fees waived	(1,000)		(1,854)
Less expense reimbursements	—	(a)	(58)

Net expenses	5,028		4,868

Net investment income (loss)	3,309		11,506

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	17,685		73,607
Futures	3,686		2,469

Net realized gain (loss)	21,371		76,076

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	50,358		65,197
Futures	(458)		(972)

Change in net unrealized appreciation/depreciation	49,900		64,225

Net realized/unrealized gains (losses)	71,271		140,301

Change in net assets resulting from operations	$74,580		$151,807

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Intrepid Mid Cap Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$64	$359	$25,382	$53,527
Net realized gain (loss)	1,905	176	159,315	91,191
Change in net unrealized appreciation/depreciation	(359)	(801)	127,690	(204,081)

Change in net assets resulting from operations	1,610	(266)	312,387	(59,363)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(79)	(166)	(398)	(997)
From net realized gains	—	—	(1,471)	(7,771)
Class C
From net investment income	(21)	(82)	(34)	(59)
From net realized gains	—	—	(311)	(875)
Class R2
From net investment income	—	—	(20)	(39)
From net realized gains	—	—	(104)	(263)
Class R5
From net investment income	—	—	(49)	—
From net realized gains	—	—	(100)	(200)
Class R6 (a)
From net investment income	—	—	(49,652)	(47,617)
From net realized gains	—	—	(94,209)	(196,504)
Select Class
From net investment income	(47)	(80)	(2,317)	(411)
From net realized gains	—	—	(5,697)	(16,260)

Total distributions to shareholders	(147)	(328)	(154,362)	(270,996)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,800)	(3,007)	31,853	287,274

NET ASSETS:
Change in net assets	(1,337)	(3,601)	189,878	(43,085)
Beginning of period	19,039	22,640	3,666,552	3,709,637

End of period	$17,702	$19,039	$3,856,430	$3,666,552

Accumulated undistributed (distributions in excess of) net investment income	$(4)	$79	$(32)	$27,056

(a)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,562	$10,143	$3,309	$8,266
Net realized gain (loss)	43,018	16,899	21,371	(18,817)
Change in net unrealized appreciation/depreciation	14,713	(34,556)	49,900	(2,106)

Change in net assets resulting from operations	62,293	(7,514)	74,580	(12,657)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(532)	(645)	(1,163)	(2,230)
From net realized gains	—	—	(64)	(27,036)
Class C
From net investment income	(40)	(111)	(111)	(410)
From net realized gains	—	—	(20)	(7,872)
Class R2
From net investment income	(27)	(19)	—	—
Class R3 (a)
From net investment income	—	—	— (b)	—
From net realized gains	—	—	— (b)	—
Class R4 (a)
From net investment income	—	—	— (b)	—
From net realized gains	—	—	— (b)	—
Class R5
From net investment income	(1,807)	(2,127)	—	—
Class R6 (c)
From net investment income	(5,624)	(6,464)	(1,834)	(2,290)
From net realized gains	—	—	(59)	(17,654)
Select Class
From net investment income	(1,415)	(70)	(1,250)	(2,298)
From net realized gains	—	—	(51)	(19,338)

Total distributions to shareholders	(9,445)	(9,436)	(4,552)	(79,128)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(75,551)	(49,656)	15,176	80,831

NET ASSETS:
Change in net assets	(22,703)	(66,606)	85,204	(10,954)
Beginning of period	988,223	1,054,829	964,595	975,549

End of period	$965,520	$988,223	$1,049,799	$964,595

Accumulated undistributed (distributions in excess of) net investment income	$312	$5,195	$49	$1,098

(a)	Commencement of offering of class of shares effective September 9, 2016 for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,506	$30,165
Net realized gain (loss)	76,076	3,533
Change in net unrealized appreciation/depreciation	64,225	(156,331)

Change in net assets resulting from operations	151,807	(122,633)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,288)	(3,919)
From net realized gains	(976)	(12,129)
Class C
From net investment income	(318)	(481)
From net realized gains	(328)	(2,317)
Class R2
From net investment income	(170)	(209)
From net realized gains	(158)	(725)
Class R5
From net investment income	(1,061)	(1,649)
From net realized gains	(727)	(4,135)
Class R6
From net investment income	(1,161)	(1,457)
From net realized gains	(845)	(3,575)
Select Class
From net investment income	(9,201)	(20,675)
From net realized gains	(6,865)	(58,980)

Total distributions to shareholders	(23,098)	(110,251)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(572,741)	142,336

NET ASSETS:
Change in net assets	(444,032)	(90,548)
Beginning of period	1,697,235	1,787,783

End of period	$1,253,203	$1,697,235

Accumulated undistributed (distributions in excess of) net investment income	$(204)	$1,489

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$213	$1,458	$3,205	$43,942
Distributions reinvested	79	166	1,826	8,675
Cost of shares redeemed	(1,421)	(3,513)	(10,484)	(162,708)

Change in net assets resulting from Class A capital transactions	$(1,129)	$(1,889)	$(5,453)	$(110,091)

Class C
Proceeds from shares issued	$116	$513	$184	$1,939
Distributions reinvested	21	77	319	840
Cost of shares redeemed	(1,376)	(1,144)	(2,323)	(3,804)

Change in net assets resulting from Class C capital transactions	$(1,239)	$(554)	$(1,820)	$(1,025)

Class R2
Proceeds from shares issued	$—	$—	$452	$3,181
Distributions reinvested	—	—	61	206
Cost of shares redeemed	—	—	(1,639)	(1,407)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(1,126)	$1,980

Class R5
Proceeds from shares issued	$—	$—	$394	$147,210
Distributions reinvested	—	—	80	98
Cost of shares redeemed	—	—	(687)	(2,206,178)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(213)	$(2,058,870)

Class R6 (a)
Proceeds from shares issued	$—	$—	$69,207	$3,744,275
Distributions reinvested	—	—	143,577	244,121
Cost of shares redeemed	—	—	(127,740)	(283,437)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$85,044	$3,704,959

Select Class
Proceeds from shares issued	$279	$391	$15,987	$122,319
Distributions reinvested	32	50	1,830	3,411
Cost of shares redeemed	(743)	(1,005)	(62,396)	(1,375,409)

Change in net assets resulting from Select Class capital transactions	$(432)	$(564)	$(44,579)	$(1,249,679)

Total change in net assets resulting from capital transactions	$(2,800)	$(3,007)	$31,853	$287,274

(a)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	6	45	89	1,229
Reinvested	2	5	49	249
Redeemed	(41)	(107)	(288)	(4,667)

Change in Class A Shares	(33)	(57)	(150)	(3,189)

Class C
Issued	3	16	4	56
Reinvested	1	2	9	24
Redeemed	(40)	(36)	(65)	(110)

Change in Class C Shares	(36)	(18)	(52)	(30)

Class R2
Issued	—	—	13	91
Reinvested	—	—	2	6
Redeemed	—	—	(47)	(40)

Change in Class R2 Shares	—	—	(32)	57

Class R5
Issued	—	—	11	3,900
Reinvested	—	—	2	3
Redeemed	—	—	(19)	(56,255)

Change in Class R5 Shares	—	—	(6)	(52,352)

Class R6 (a)
Issued	—	—	1,919	96,721
Reinvested	—	—	3,844	6,953
Redeemed	—	—	(3,444)	(8,292)

Change in Class R6 Shares	—	—	2,319	95,382

Select Class
Issued	8	11	434	3,461
Reinvested	1	2	48	97
Redeemed	(22)	(30)	(1,689)	(35,374)

Change in Select Class Shares	(13)	(17)	(1,207)	(31,816)

(a)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,188	$29,744	$49,866	$115,229
Distributions reinvested	357	464	1,110	26,642
Cost of shares redeemed	(21,323)	(44,544)	(46,839)	(168,582)

Change in net assets resulting from Class A capital transactions	$(3,778)	$(14,336)	$4,137	$(26,711)

Class C
Proceeds from shares issued	$1,947	$10,146	$8,122	$27,150
Distributions reinvested	29	81	103	7,265
Cost of shares redeemed	(9,360)	(9,970)	(12,150)	(22,253)

Change in net assets resulting from Class C capital transactions	$(7,384)	$257	$(3,925)	$12,162

Class R2
Proceeds from shares issued	$1,152	$3,918	$—	$—
Distributions reinvested	6	7	—	—
Cost of shares redeemed	(762)	(949)	—	—

Change in net assets resulting from Class R2 capital transactions	$396	$2,976	$—	$—

Class R3 (a)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	— (b)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$20	$—

Class R4 (a)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	— (b)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$20	$—

Class R5
Proceeds from shares issued	$11,715	$54,598	$—	$—
Distributions reinvested	1,528	1,858	—	—
Cost of shares redeemed	(59,833)	(38,491)	—	—

Change in net assets resulting from Class R5 capital transactions	$(46,590)	$17,965	$—	$—

Class R6 (c)
Proceeds from shares issued	$448	$605,936	$4,099	$296,563
Distributions reinvested	5,624	6,464	1,889	19,944
Cost of shares redeemed	(24,008)	(97,049)	(386)	(12)

Change in net assets resulting from Class R6 capital transactions	$(17,936)	$515,351	$5,602	$316,495

Select Class
Proceeds from shares issued	$18,418	$78,959	$58,058	$146,281
Distributions reinvested	1,050	46	1,101	17,565
Cost of shares redeemed	(19,727)	(650,874)	(49,837)	(384,961)

Change in net assets resulting from Select Class capital transactions	$(259)	$(571,869)	$9,322	$(221,115)

Total change in net assets resulting from capital transactions	$(75,551)	$(49,656)	$15,176	$80,831

(a)	Commencement of offering of class of shares effective September 9, 2016, for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	407	737	2,457	5,728
Reinvested	8	12	53	1,439
Redeemed	(504)	(1,106)	(2,297)	(8,481)

Change in Class A Shares	(89)	(357)	213	(1,314)

Class C
Issued	46	257	466	1,614
Reinvested	1	2	6	457
Redeemed	(226)	(255)	(695)	(1,316)

Change in Class C Shares	(179)	4	(223)	755

Class R2
Issued	28	100	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(18)	(24)	—	—

Change in Class R2 Shares	10	76	—	—

Class R3 (b)
Issued	—	—	1	—
Reinvested	—	—	— (a)	—

Change in Class R3 Shares	—	—	1	—

Class R4 (b)
Issued	—	—	1	—
Reinvested	—	—	— (a)	—

Change in Class R4 Shares	—	—	1	—

Class R5
Issued	276	1,371	—	—
Reinvested	35	46	—	—
Redeemed	(1,412)	(959)	—	—

Change in Class R5 Shares	(1,101)	458	—	—

Class R6 (c)
Issued	10	14,369	191	13,904
Reinvested	130	160	87	1,028
Redeemed	(565)	(2,476)	(18)	(1)

Change in Class R6 Shares	(425)	12,053	260	14,931

Select Class
Issued	428	1,966	2,719	7,038
Reinvested	24	1	50	904
Redeemed	(459)	(15,436)	(2,323)	(17,691)

Change in Select Class Shares	(7)	(13,469)	446	(9,749)

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016, for Intrepid Mid Cap Fund.
(c)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Intrepid Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,217	$166,519
Distributions reinvested	2,083	15,365
Cost of shares redeemed	(150,973)	(80,574)

Change in net assets resulting from Class A capital transactions	$(134,673)	$101,310

Class C
Proceeds from shares issued	$1,188	$6,903
Distributions reinvested	594	2,515
Cost of shares redeemed	(7,995)	(13,246)

Change in net assets resulting from Class C capital transactions	$(6,213)	$(3,828)

Class R2
Proceeds from shares issued	$3,403	$11,058
Distributions reinvested	278	803
Cost of shares redeemed	(3,331)	(6,453)

Change in net assets resulting from Class R2 capital transactions	$350	$5,408

Class R5
Proceeds from shares issued	$7,522	$28,926
Distributions reinvested	1,788	5,784
Cost of shares redeemed	(10,607)	(21,596)

Change in net assets resulting from Class R5 capital transactions	$(1,297)	$13,114

Class R6
Proceeds from shares issued	$24,930	$71,117
Distributions reinvested	2,006	5,032
Cost of shares redeemed	(17,557)	(20,617)

Change in net assets resulting from Class R6 capital transactions	$9,379	$55,532

Select Class
Proceeds from shares issued	$105,277	$308,972
Distributions reinvested	14,706	73,614
Cost of shares redeemed	(560,270)	(411,786)

Change in net assets resulting from Select Class capital transactions	$(440,287)	$(29,200)

Total change in net assets resulting from capital transactions	$(572,741)	$142,336

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	435	4,888
Reinvested	61	492
Redeemed	(4,687)	(2,519)

Change in Class A Shares	(4,191)	2,861

Class C
Issued	36	214
Reinvested	18	82
Redeemed	(248)	(424)

Change in Class C Shares	(194)	(128)

Class R2
Issued	105	348
Reinvested	8	26
Redeemed	(102)	(204)

Change in Class R2 Shares	11	170

Class R5
Issued	231	885
Reinvested	52	184
Redeemed	(325)	(681)

Change in Class R5 Shares	(42)	388

Class R6
Issued	770	2,159
Reinvested	59	160
Redeemed	(529)	(661)

Change in Class R6 Shares	300	1,658

Select Class
Issued	3,204	9,586
Reinvested	432	2,349
Redeemed	(17,508)	(12,663)

Change in Select Class Shares	(13,872)	(728)

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Intrepid Advantage Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$33.20	$0.14		$2.93		$3.07	$(0.34)
Year Ended June 30, 2016	34.01	0.62	(g)	(0.87	)(g)	(0.25)	(0.56)
Year Ended June 30, 2015	31.93	0.28		2.02		2.30	(0.22)
Year Ended June 30, 2014	25.54	0.20		6.37		6.57	(0.18)
Year Ended June 30, 2013	21.13	0.21	(h)	4.44		4.65	(0.24)
Year Ended June 30, 2012	20.60	0.13		0.63		0.76	(0.23)

Class C
Six Months Ended December 31, 2016 (Unaudited)	32.48	0.05		2.86		2.91	(0.14)
Year Ended June 30, 2016	33.29	0.44	(g)	(0.85	)(g)	(0.41)	(0.40)
Year Ended June 30, 2015	31.38	0.12		1.98		2.10	(0.19)
Year Ended June 30, 2014	25.14	0.05		6.26		6.31	(0.07)
Year Ended June 30, 2013	20.81	0.10	(h)	4.37		4.47	(0.14)
Year Ended June 30, 2012	20.25	0.04		0.62		0.66	(0.10)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	33.40	0.19		2.95		3.14	(0.44)
Year Ended June 30, 2016	34.22	0.68	(g)	(0.86	)(g)	(0.18)	(0.64)
Year Ended June 30, 2015	32.07	0.37		2.04		2.41	(0.26)
Year Ended June 30, 2014	25.65	0.28		6.39		6.67	(0.25)
Year Ended June 30, 2013	21.21	0.28	(h)	4.45		4.73	(0.29)
Year Ended June 30, 2012	20.70	0.19		0.62		0.81	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Select Class Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$35.93	9.24%	$8,300	1.11%	0.78%		2.26%	43%
33.20	(0.72)	8,760	1.15	1.90	(g)	1.95	31
34.01	7.22	10,933	1.15	0.85		1.87	35
31.93	25.78	9,466	1.17	0.68		2.19	49
25.54	22.15	8,765	1.25	0.92	(h)	2.40	82
21.13	3.83	7,329	1.25	0.68		2.51	57

35.25	8.95	5,380	1.61	0.29		2.75	43
32.48	(1.21)	6,131	1.65	1.38	(g)	2.46	31
33.29	6.71	6,874	1.65	0.36		2.36	35
31.38	25.13	3,709	1.66	0.19		2.66	49
25.14	21.55	2,294	1.75	0.43	(h)	2.91	82
20.81	3.33	1,747	1.75	0.19		3.02	57

36.10	9.38	4,022	0.86	1.04		1.97	43
33.40	(0.48)	4,148	0.90	2.05	(g)	1.65	31
34.22	7.51	4,833	0.90	1.10		1.59	35
32.07	26.10	3,438	0.91	0.95		1.90	49
25.65	22.46	1,516	1.00	1.19	(h)	2.16	82
21.21	4.09	1,164	1.00	0.94		2.28	57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$34.75	$0.15	$2.75	$2.90	$(0.27)	$(1.00)	$(1.27)
Year Ended June 30, 2016	38.08	0.34	(1.15)	(0.81)	(0.27)	(2.25)	(2.52)
Year Ended June 30, 2015	37.28	0.44	2.57	3.01	(0.38)	(1.83)	(2.21)
Year Ended June 30, 2014	29.76	0.30	7.49	7.79	(0.27)	—	(0.27)
Year Ended June 30, 2013	24.68	0.34	5.15	5.49	(0.41)	—	(0.41)
Year Ended June 30, 2012	24.55	0.19	0.10	0.29	(0.16)	—	(0.16)

Class C
Six Months Ended December 31, 2016 (Unaudited)	34.37	0.06	2.71	2.77	(0.11)	(1.00)	(1.11)
Year Ended June 30, 2016	37.74	0.18	(1.15)	(0.97)	(0.15)	(2.25)	(2.40)
Year Ended June 30, 2015	36.99	0.22	2.57	2.79	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	7.42	7.55	(0.09)	—	(0.09)
Year Ended June 30, 2013	24.48	0.20	5.12	5.32	(0.27)	—	(0.27)
Year Ended June 30, 2012	24.29	0.07	0.12	0.19	—	—	—

Class R2
Six Months Ended December 31, 2016 (Unaudited)	34.01	0.10	2.68	2.78	(0.19)	(1.00)	(1.19)
Year Ended June 30, 2016	37.45	0.27	(1.15)	(0.88)	(0.31)	(2.25)	(2.56)
Year Ended June 30, 2015	36.82	0.33	2.55	2.88	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	7.40	7.61	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	5.11	5.37	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	0.12	0.25	(0.03)	—	(0.03)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	35.53	0.23	2.81	3.04	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2016	38.41	0.41	(1.04)	(0.63)	—	(2.25)	(2.25)
Year Ended June 30, 2015	37.54	0.60	2.61	3.21	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	7.54	8.00	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	5.19	5.65	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	0.10	0.40	(0.25)	—	(0.25)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	35.03	0.25	2.77	3.02	(0.51)	(1.00)	(1.51)
November 2, 2015 (g) through June 30, 2016	39.15	0.41	(1.77)	(1.36)	(0.51)	(2.25)	(2.76)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	35.48	0.20	2.81	3.01	(0.41)	(1.00)	(1.41)
Year Ended June 30, 2016	38.49	0.39	(1.09)	(0.70)	(0.06)	(2.25)	(2.31)
Year Ended June 30, 2015	37.61	0.53	2.61	3.14	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	7.56	7.94	(0.33)	—	(0.33)
Year Ended June 30, 2013	24.88	0.41	5.20	5.61	(0.49)	—	(0.49)
Year Ended June 30, 2012	24.73	0.25	0.10	0.35	(0.20)	—	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$36.38	8.30%	$54,523	1.03%	0.82%	1.09%	49%
34.75	(2.08)	57,303	1.04	0.96	1.15	70
38.08	8.27	184,225	1.03	1.16	1.11	49
37.28	26.26	97,155	1.04	0.90	1.05	67
29.76	22.48	87,954	1.24	1.25	1.26	68
24.68	1.26	81,139	1.25	0.82	1.27	95

36.03	8.02	11,349	1.53	0.31	1.60	49
34.37	(2.55)	12,599	1.54	0.50	1.62	70
37.74	7.72	14,978	1.53	0.58	1.56	49
36.99	25.62	8,774	1.54	0.39	1.55	67
29.53	21.90	7,336	1.74	0.75	1.76	68
24.48	0.78	7,117	1.75	0.31	1.78	95

35.60	8.15	3,645	1.28	0.57	1.45	49
34.01	(2.30)	4,584	1.29	0.78	1.46	70
37.45	8.01	2,923	1.28	0.88	1.35	49
36.82	25.93	166	1.29	0.64	1.30	67
29.43	22.20	170	1.49	0.96	1.51	68
24.43	1.03	75	1.50	0.56	1.52	95

37.09	8.50	3,871	0.59	1.25	0.64	49
35.53	(1.57)	3,920	0.54	1.08	0.55	70
38.41	8.76	2,015,302	0.55	1.56	0.55	49
37.54	26.84	1,363,358	0.58	1.35	0.59	67
29.94	23.05	710,586	0.79	1.66	0.82	68
24.84	1.74	411,202	0.79	1.28	0.82	95

36.54	8.59	3,569,996	0.49	1.36	0.49	49
35.03	(3.39)	3,341,467	0.49	1.78	0.50	70

37.08	8.43	213,046	0.75	1.10	0.76	49
35.48	(1.77)	246,679	0.74	1.04	0.75	70
38.49	8.56	1,492,209	0.75	1.37	0.76	49
37.61	26.56	1,514,180	0.79	1.14	0.80	67
30.00	22.83	1,391,748	0.99	1.50	1.02	68
24.88	1.52	1,332,607	1.00	1.07	1.02	95

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$40.37	$0.12		$2.41	$2.53	$(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)
Year Ended June 30, 2015	37.05	0.25		3.88	4.13	(0.19)
Year Ended June 30, 2014	29.36	0.18	(g)	7.64	7.82	(0.13)
Year Ended June 30, 2013	25.00	0.21		4.34	4.55	(0.19)
Year Ended June 30, 2012	24.39	0.10		0.57	0.67	(0.06)

Class C
Six Months Ended December 31, 2016 (Unaudited)	39.63	0.02		2.36	2.38	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)
Year Ended June 30, 2015	36.45	0.05		3.81	3.86	(0.05)
Year Ended June 30, 2014	28.93	0.01	(g)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07		4.27	4.34	(0.05)
Year Ended June 30, 2012	24.09	(0.02)		0.57	0.55	—

Class R2
Six Months Ended December 31, 2016 (Unaudited)	39.66	0.07		2.37	2.44	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)
Year Ended June 30, 2015	36.49	0.12		3.85	3.97	(0.07)
Year Ended June 30, 2014	28.91	0.09	(g)	7.54	7.63	(0.05)
Year Ended June 30, 2013	24.72	0.13		4.27	4.40	(0.21)
Year Ended June 30, 2012	24.13	0.07		0.54	0.61	(0.02)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	40.51	0.22		2.42	2.64	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)
Year Ended June 30, 2015	37.09	0.41		3.91	4.32	(0.29)
Year Ended June 30, 2014	29.41	0.33	(g)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33		4.34	4.67	(0.31)
Year Ended June 30, 2012	24.45	0.21		0.57	0.78	(0.18)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	40.50	0.23		2.42	2.65	(0.49)
November 2, 2015 (h) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	40.99	0.18		2.45	2.63	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)
Year Ended June 30, 2015	37.23	0.32		3.93	4.25	(0.21)
Year Ended June 30, 2014	29.52	0.26	(g)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28		4.35	4.63	(0.26)
Year Ended June 30, 2012	24.55	0.16		0.57	0.73	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.09, $0.32 and $0.26 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.26%, 0.96% and 0.76% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$42.64	6.26%	$91,844	0.92%	0.57%		1.22%	35%
40.37	(0.88)	90,529	0.93	0.66		1.23	70
40.99	11.16	106,573	0.96	0.62		1.16	64
37.05	26.68	33,563	1.16	0.54	(g)	1.17	67
29.36	18.27	33,582	1.24	0.76		1.30	67
25.00	2.76	32,027	1.25	0.42		1.32	110

41.97	6.00	44,089	1.41	0.08		1.69	35
39.63	(1.35)	48,717	1.42	0.19		1.71	70
40.26	10.60	49,309	1.46	0.12		1.66	64
36.45	26.05	19,566	1.65	0.03	(g)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67
24.64	2.28	14,298	1.75	(0.09)		1.82	110

41.87	6.14	4,850	1.16	0.34		1.75	35
39.66	(1.10)	4,207	1.17	0.50		1.76	70
40.39	10.87	1,205	1.22	0.31		1.45	64
36.49	26.41	601	1.41	0.28	(g)	1.42	67
28.91	17.90	603	1.49	0.49		1.54	67
24.72	2.53	375	1.50	0.29		1.56	110

42.69	6.51	169,240	0.48	1.01		0.73	35
40.51	(0.42)	205,213	0.47	1.13		0.74	70
41.12	11.66	189,466	0.54	1.02		0.70	64
37.09	27.23	124,489	0.71	0.98	(g)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67
25.05	3.26	107,169	0.80	0.87		0.87	110

42.66	6.52	496,081	0.43	1.07		0.61	35
40.50	(2.94)	488,138	0.42	1.38		0.61	70

43.23	6.39	159,416	0.68	0.82		0.90	35
40.99	(0.63)	151,419	0.68	0.70		0.88	70
41.27	11.43	708,276	0.74	0.80		0.87	64
37.23	27.00	597,963	0.91	0.79	(g)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67
25.15	3.04	502,640	1.00	0.67		1.07	110

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$19.48	$0.05		$1.42	$1.47	$(0.07)	$— (g)	$(0.07)
Year Ended June 30, 2016	21.82	0.15		(0.64)	(0.49)	(0.13)	(1.72)	(1.85)
Year Ended June 30, 2015	24.11	0.08		1.18	1.26	(0.09)	(3.46)	(3.55)
Year Ended June 30, 2014	18.79	0.08	(h)	5.41	5.49	(0.07)	(0.10)	(0.17)
Year Ended June 30, 2013	14.99	0.13	(i)	3.80	3.93	(0.13)	—	(0.13)
Year Ended June 30, 2012	15.79	0.10		(0.79)	(0.69)	(0.11)	—	(0.11)

Class C
Six Months Ended December 31, 2016 (Unaudited)	16.72	(0.01)		1.21	1.20	(0.02)	— (g)	(0.02)
Year Ended June 30, 2016	19.07	0.03		(0.58)	(0.55)	(0.08)	(1.72)	(1.80)
Year Ended June 30, 2015	21.56	(0.06)		1.06	1.00	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(h)	4.84	4.79	—	(0.10)	(0.10)
Year Ended June 30, 2013	13.48	0.02	(i)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01		(0.72)	(0.71)	(0.05)	—	(0.05)

Class R3
September 9, 2016 (j) through December 31, 2016 (Unaudited)	19.97	0.04		0.93	0.97	(0.09)	— (g)	(0.09)

Class R4
September 9, 2016 (j) through December 31, 2016 (Unaudited)	20.95	0.05		0.99	1.04	(0.11)	— (g)	(0.11)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	20.42	0.10		1.49	1.59	(0.12)	— (g)	(0.12)
November 2, 2015 (j) through June 30, 2016	22.41	0.20		(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	20.43	0.08		1.49	1.57	(0.10)	— (g)	(0.10)
Year Ended June 30, 2016	22.77	0.19		(0.64)	(0.45)	(0.17)	(1.72)	(1.89)
Year Ended June 30, 2015	24.97	0.14		1.24	1.38	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2014	19.45	0.14	(h)	5.60	5.74	(0.12)	(0.10)	(0.22)
Year Ended June 30, 2013	15.51	0.18	(i)	3.93	4.11	(0.17)	—	(0.17)
Year Ended June 30, 2012	16.33	0.14		(0.82)	(0.68)	(0.14)	—	(0.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Amount rounds to less than 0.005.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.08) and $0.10 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.42)% and 0.45% for Class A, Class C, and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $(0.03) and $0.13 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.17)% and 0.72% for Class A, Class C and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$20.88	7.57%	$338,522	1.14%	0.48%		1.40%	31%
19.48	(1.71)	311,724	1.15	0.77		1.44	78
21.82	5.64	377,893	1.14	0.33		1.37	66
24.11	29.30	193,342	1.16	0.38	(h)	1.32	64
18.79	26.30	144,405	1.23	0.78	(i)	1.38	52
14.99	(4.36)	122,217	1.24	0.68		1.38	51

17.90	7.21	91,362	1.78	(0.16)		1.90	31
16.72	(2.35)	89,071	1.79	0.15		1.96	78
19.07	5.02	87,191	1.78	(0.31)		1.87	66
21.56	28.43	49,796	1.79	(0.25	)(h)	1.82	64
16.87	25.51	36,073	1.87	0.13	(i)	1.88	52
13.48	(4.97)	28,079	1.88	0.04		1.88	51

20.85	4.89	21	1.15	0.57		1.27	31

21.88	4.96	21	0.90	0.82		1.02	31

21.89	7.82	332,601	0.64	0.98		0.76	31
20.42	0.12	304,934	0.65	1.53		0.78	78

21.90	7.68	287,272	0.89	0.72		1.13	31
20.43	(1.48)	258,866	0.90	0.93		1.13	78
22.77	5.97	510,465	0.89	0.58		1.07	66
24.97	29.61	348,077	0.91	0.62	(h)	1.08	64
19.45	26.60	327,834	0.98	1.03	(i)	1.13	52
15.51	(4.11)	269,693	0.99	0.94		1.13	51

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$31.20	$0.24	$3.63	$3.87	$(0.32)	$(0.27)	$(0.59)
Year Ended June 30, 2016	35.66	0.53	(2.95)	(2.42)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2015	37.13	0.46	1.38	1.84	(0.44)	(2.87)	(3.31)
Year Ended June 30, 2014	29.76	0.40	7.36	7.76	(0.39)	—	(0.39)
Year Ended June 30, 2013	23.99	0.42	5.79	6.21	(0.44)	—	(0.44)
Year Ended June 30, 2012	24.35	0.35	(0.34)	0.01	(0.37)	—	(0.37)

Class C
Six Months Ended December 31, 2016 (Unaudited)	30.87	0.16	3.59	3.75	(0.25)	(0.27)	(0.52)
Year Ended June 30, 2016	35.29	0.36	(2.91)	(2.55)	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2015	36.80	0.27	1.37	1.64	(0.28)	(2.87)	(3.15)
Year Ended June 30, 2014	29.52	0.23	7.28	7.51	(0.23)	—	(0.23)
Year Ended June 30, 2013	23.80	0.29	5.74	6.03	(0.31)	—	(0.31)
Year Ended June 30, 2012	24.16	0.24	(0.35)	(0.11)	(0.25)	—	(0.25)

Class R2
Six Months Ended December 31, 2016 (Unaudited)	31.04	0.20	3.61	3.81	(0.30)	(0.27)	(0.57)
Year Ended June 30, 2016	35.48	0.44	(2.92)	(2.48)	(0.41)	(1.55)	(1.96)
Year Ended June 30, 2015	37.02	0.35	1.40	1.75	(0.42)	(2.87)	(3.29)
Year Ended June 30, 2014	29.69	0.31	7.33	7.64	(0.31)	—	(0.31)
Year Ended June 30, 2013	23.95	0.30	5.83	6.13	(0.39)	—	(0.39)
Year Ended June 30, 2012	24.31	0.29	(0.33)	(0.04)	(0.32)	—	(0.32)

Class R5
Six Months Ended December 31, 2016 (Unaudited)	31.42	0.30	3.66	3.96	(0.40)	(0.27)	(0.67)
Year Ended June 30, 2016	35.88	0.64	(2.95)	(2.31)	(0.60)	(1.55)	(2.15)
Year Ended June 30, 2015	37.33	0.59	1.39	1.98	(0.56)	(2.87)	(3.43)
Year Ended June 30, 2014	29.91	0.52	7.40	7.92	(0.50)	—	(0.50)
Year Ended June 30, 2013	24.10	0.52	5.82	6.34	(0.53)	—	(0.53)
Year Ended June 30, 2012	24.46	0.43	(0.34)	0.09	(0.45)	—	(0.45)

Class R6
Six Months Ended December 31, 2016 (Unaudited)	31.42	0.31	3.66	3.97	(0.40)	(0.27)	(0.67)
Year Ended June 30, 2016	35.89	0.66	(2.97)	(2.31)	(0.61)	(1.55)	(2.16)
Year Ended June 30, 2015	37.33	0.61	1.39	2.00	(0.57)	(2.87)	(3.44)
Year Ended June 30, 2014	29.91	0.47	7.46	7.93	(0.51)	—	(0.51)
Year Ended June 30, 2013	24.10	0.53	5.83	6.36	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.46	0.43	(0.33)	0.10	(0.46)	—	(0.46)

Select Class
Six Months Ended December 31, 2016 (Unaudited)	31.34	0.27	3.65	3.92	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.80	0.57	(2.95)	(2.38)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2015	37.25	0.51	1.40	1.91	(0.49)	(2.87)	(3.36)
Year Ended June 30, 2014	29.85	0.45	7.38	7.83	(0.43)	—	(0.43)
Year Ended June 30, 2013	24.06	0.46	5.81	6.27	(0.48)	—	(0.48)
Year Ended June 30, 2012	24.42	0.39	(0.35)	0.04	(0.40)	—	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$34.48	12.47%	$121,600	0.82%	1.47%	1.20%	34%
31.20	(6.70)	240,808	0.83	1.64	1.18	66
35.66	5.24	173,149	0.86	1.26	1.13	52
37.13	26.17	114,036	0.94	1.19	1.17	49
29.76	26.07	71,116	0.94	1.57	1.38	48
23.99	0.14	61,097	0.95	1.54	1.47	82

34.10	12.21	40,639	1.32	0.96	1.62	34
30.87	(7.16)	42,788	1.33	1.12	1.62	66
35.29	4.72	53,413	1.36	0.76	1.62	52
36.80	25.50	35,963	1.44	0.69	1.67	49
29.52	25.48	25,538	1.44	1.07	1.88	48
23.80	(0.37)	22,086	1.45	1.04	1.96	82

34.28	12.32	19,958	1.07	1.22	1.60	34
31.04	(6.91)	17,721	1.08	1.39	1.75	66
35.48	4.98	14,237	1.09	0.97	1.43	52
37.02	25.82	1,346	1.19	0.92	1.42	49
29.69	25.74	934	1.19	1.06	1.56	48
23.95	(0.09)	70	1.20	1.29	1.73	82

34.71	12.66	93,144	0.48	1.81	0.61	34
31.42	(6.35)	85,624	0.48	1.98	0.61	66
35.88	5.60	83,859	0.51	1.59	0.63	52
37.33	26.60	80,008	0.59	1.53	0.72	49
29.91	26.53	62,685	0.59	1.92	0.93	48
24.10	0.49	52,183	0.60	1.88	1.03	82

34.72	12.72	105,701	0.43	1.87	0.51	34
31.42	(6.33)	86,255	0.43	2.07	0.51	66
35.89	5.67	39,024	0.46	1.65	0.55	52
37.33	26.66	19,495	0.54	1.41	0.67	49
29.91	26.59	10,875	0.54	1.99	0.91	48
24.10	0.54	18,840	0.55	1.86	0.97	82

34.63	12.55	872,161	0.67	1.64	0.95	34
31.34	(6.56)	1,224,039	0.68	1.77	0.91	66
35.80	5.41	1,424,101	0.71	1.39	0.90	52
37.25	26.35	1,214,765	0.79	1.34	0.92	49
29.85	26.26	926,972	0.79	1.71	1.12	48
24.06	0.29	705,545	0.80	1.70	1.22	82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid Advantage Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class C, Class R3**, Class R4**, Class R6* and Select Class	JPM II	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

*	Class R6 Shares commenced operations on November 2, 2015 for Intrepid America Fund, Intrepid Growth Fund and Intrepid Mid Cap Fund.
**	Class R3 and Class R4 Shares commenced operations on September 9, 2016 for Intrepid Mid Cap Fund.

The investment objective of both the Intrepid Advantage Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

The investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R3, Class R4, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$17,724	$—	$—	$17,724

Intrepid America Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,866,099	$—	$—	$3,866,099

Depreciation in Other Financial Instruments
Futures Contracts	$(103)	$—	$—	$(103)

Intrepid Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$960,240	$—	$—	$960,240

Depreciation in Other Financial Instruments
Futures Contracts	$(111)	$—	$—	$(111)

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,054,077	$—	$14	$1,054,091

Depreciation in Other Financial Instruments
Futures Contracts	$(240)	$—	$—	$(240)

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,243,246	$—	$—	$1,243,246

Depreciation in Other Financial Instruments
Futures Contracts	$(135)	$—	$—	$(135)

(a)	All portfolio holdings designated as level 1 are disclosed on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2016.

B. Futures Contracts — Intrepid America Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2016 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Futures Contracts:
Average Notional Balance Long	$70,911	$18,266	$19,611	$28,128
Ending Notional Balance Long	36,674	26,499	13,439	30,636

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the six months ended December 31, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class R2		Class R3		Class R4		Class R5	Class R6	Select Class	Total
Intrepid Advantage Fund
Transfer agency fees	$1	$1	n/a		n/a		n/a		n/a	n/a	$1	$3
Sub-transfer agency fees	3	2	n/a		n/a		n/a		n/a	n/a	1	6
Intrepid America Fund
Transfer agency fees	5	1	$—	(a)	n/a		n/a		—	$12	2	20
Sub-transfer agency fees	24	6	4		n/a		n/a		$2	—	18	54
Intrepid Growth Fund
Transfer agency fees	8	2	—		n/a		n/a		1	2	3	16
Sub-transfer agency fees	43	19	9		n/a		n/a		69	—	33	173
Intrepid Mid Cap Fund
Transfer agency fees	27	4	n/a		$—	(a)	$—	(a)	n/a	1	6	38
Sub-transfer agency fees	204	60	n/a		—		—		n/a	—	153	417
Intrepid Value Fund
Transfer agency fees	72	2	15		n/a		n/a		1	1	7	98
Sub-transfer agency fees	85	21	17		n/a		n/a		18	—	961	1,102

(a)	Amount rounds to less than 500.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Advantage Fund*	0.50%
Intrepid America Fund	0.40
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Value Fund	0.40

*	Prior to November 1, 2016, the investment advisory fee for Intrepid Advantage Fund was 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class R4, Class R5, Class R6 and Select Class do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Intrepid Advantage Fund	0.25%	0.75%	n/a	n/a
Intrepid America Fund	0.25	0.75	0.50%	n/a
Intrepid Growth Fund	0.25	0.75	0.50	n/a
Intrepid Mid Cap Fund	0.25	0.75	n/a	0.25%
Intrepid Value Fund	0.25	0.75	0.50	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid Advantage Fund	$1	$—	(a)
Intrepid America Fund	1	—	(a)
Intrepid Growth Fund	5	1
Intrepid Mid Cap Fund	13	1
Intrepid Value Fund	3	1

(a)	Amount rounds to less than 500.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3	Class R4	Class R5	Select Class
Intrepid Advantage Fund	0.25%	0.25%	n/a	n/a	n/a	n/a	0.25%
Intrepid America Fund	0.25	0.25	0.25%	n/a	n/a	0.05%	0.25
Intrepid Growth Fund	0.25	0.25	0.25	n/a	n/a	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25	n/a	0.25%	0.25%	n/a	0.25
Intrepid Value Fund	0.25	0.25	0.25	n/a	n/a	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2**	Class R3	Class R4	Class R5	Class R6	Select Class
Intrepid Advantage Fund*	1.05%	1.55%	n/a	n/a	n/a	n/a	n/a	0.80%
Intrepid America Fund	1.04	1.54	1.30%	n/a	n/a	0.60%	0.55%	0.80
Intrepid Growth Fund	0.93	1.42	1.18	n/a	n/a	0.48	0.43	0.68
Intrepid Mid Cap Fund	1.15	1.79	n/a	1.15%	0.90%	n/a	0.65	0.90
Intrepid Value Fund	0.83	1.33	1.18	n/a	n/a	0.48	0.43	0.68

*	Prior to November 1, 2016, the contractual expense limitations for Intrepid Advantage Fund were 1.15%, 1.65% and 0.90% for Class A, Class C and Select Class Shares, respectively.
**	The contractual expense percentages in the table above are in place until at least October 31, 2018. For Class R2 Shares of Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund, the Adviser, Administrator and/or Distributor contractually waived fees and/or reimbursed the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.29%, 1.17% and 1.08% of the Fund’s average daily net assets, respectively during the period July 1, 2016 through October 31, 2016. During the period November 1, 2016 through December 31, 2016, the Adviser, Administrator and/or Distributor voluntarily waived fees and/or reimbursed the Funds to the extent that total annual operating expenses for Class R2 Shares exceeded 1.29%, 1.17% and 1.08%, respectively. The Funds’ service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2016 and are in place until at least October 31, 2017.

For the six months ended December 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Intrepid Advantage Fund	$56	$8	$17	$81	$26
Intrepid America Fund	—	—	24	24	—	(a)
Intrepid Growth Fund	534	356	162	1,052	25
Intrepid Mid Cap Fund	356	236	390	982	—	(a)
Intrepid Value Fund	357	238	1,233	1,828	58

	Voluntary Waivers
	Shareholder Servicing
Intrepid America Fund	$—	(a)
Intrepid Growth Fund	—	(a)
Intrepid Value Fund	3

(a)	Amount rounds to less than 500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2016 were as follows (amounts in thousands):

Intrepid Advantage Fund	$—	(a)
Intrepid America Fund	78
Intrepid Growth Fund	12
Intrepid Mid Cap Fund	18
Intrepid Value Fund	23

(a)	Amount rounds to less than 500.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 (Unaudited) (continued)

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended December 31, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Intrepid Mid Cap Fund	$—	(a)

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid Advantage Fund	$7,773	$10,664
Intrepid America Fund	1,805,980	1,853,230
Intrepid Growth Fund	333,180	416,629
Intrepid Mid Cap Fund	327,561	305,741
Intrepid Value Fund	476,642	1,042,887

During the six months ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$14,308	$3,533	$117	$3,416
Intrepid America Fund	3,241,337	697,000	72,238	624,762
Intrepid Growth Fund	763,401	206,186	9,347	196,839
Intrepid Mid Cap Fund	883,201	205,594	34,704	170,890
Intrepid Value Fund	995,118	269,007	20,879	248,128

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2016, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Intrepid Advantage Fund	$—	$1,835	$1,835
Intrepid Growth Fund	121,929	—	121,929

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended December 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Funds did not utilize the Credit Facility during the six months ended December 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2016, the Funds had omnibus accounts which represented the percentage of each Fund’s net assets as follows:

As of December 31, 2016, an affiliate of the Adviser had investment discretion with respect to its clients’ holdings in the Funds, which collectively represent the following percentage of each Fund’s net assets:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid Advantage Fund	1	13.0%	2	23.4%
Intrepid America Fund	2	21.3	—	n/a
Intrepid Growth Fund	4	51.2	—	n/a
Intrepid Mid Cap Fund	2	24.2	—	n/a
Intrepid Value Fund	—	n/a	2	58.3

As of December 31, 2016, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	28.7%	62.8%
Intrepid Growth Fund	51.7	—
Intrepid Mid Cap Fund	31.3	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	63

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2016, and continued to hold your shares at the end of the reporting period, December 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Intrepid Advantage Fund
Class A
Actual*	$1,000.00	$1,092.40	$5.85	1.11%
Hypothetical*	1,000.00	1,019.61	5.65	1.11
Class C
Actual*	1,000.00	1,089.50	8.48	1.61
Hypothetical*	1,000.00	1,017.09	8.19	1.61
Select Class
Actual*	1,000.00	1,093.80	4.54	0.86
Hypothetical*	1,000.00	1,020.87	4.38	0.86

Intrepid America Fund
Class A
Actual*	1,000.00	1,083.00	5.41	1.03
Hypothetical*	1,000.00	1,020.01	5.24	1.03
Class C
Actual*	1,000.00	1,080.20	8.02	1.53
Hypothetical*	1,000.00	1,017.49	7.78	1.53
Class R2
Actual*	1,000.00	1,081.50	6.72	1.28
Hypothetical*	1,000.00	1,018.75	6.51	1.28
Class R5
Actual*	1,000.00	1,085.00	3.10	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class R6
Actual*	1,000.00	1,085.90	2.58	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49
Select Class
Actual*	1,000.00	1,084.30	3.94	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual*	$1,000.00	$1,062.60	$4.78	0.92%
Hypothetical*	1,000.00	1,020.57	4.69	0.92
Class C
Actual*	1,000.00	1,060.00	7.32	1.41
Hypothetical*	1,000.00	1,018.10	7.17	1.41
Class R2
Actual*	1,000.00	1,061.40	6.03	1.16
Hypothetical*	1,000.00	1,019.36	5.90	1.16
Class R5
Actual*	1,000.00	1,065.10	2.50	0.48
Hypothetical*	1,000.00	1,022.79	2.45	0.48
Class R6
Actual*	1,000.00	1,065.20	2.24	0.43
Hypothetical*	1,000.00	1,023.04	2.19	0.43
Select Class
Actual*	1,000.00	1,063.90	3.54	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68

Intrepid Mid Cap Fund
Class A
Actual*	1,000.00	1,075.70	5.96	1.14
Hypothetical*	1,000.00	1,019.46	5.80	1.14
Class C
Actual*	1,000.00	1,072.10	9.30	1.78
Hypothetical*	1,000.00	1,016.23	9.05	1.78
Class R3
Actual**	1,000.00	1,048.90	3.58	1.15
Hypothetical*	1,000.00	1,019.41	5.85	1.15
Class R4
Actual**	1,000.00	1,049.60	2.80	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Class R6
Actual*	1,000.00	1,078.20	3.35	0.64
Hypothetical*	1,000.00	1,021.98	3.26	0.64
Select Class
Actual*	1,000.00	1,076.80	4.66	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89

Intrepid Value Fund
Class A
Actual*	1,000.00	1,124.70	4.39	0.82
Hypothetical*	1,000.00	1,021.07	4.18	0.82
Class C
Actual*	1,000.00	1,122.10	7.06	1.32
Hypothetical*	1,000.00	1,018.55	6.72	1.32
Class R2
Actual*	1,000.00	1,123.20	5.73	1.07
Hypothetical*	1,000.00	1,019.81	5.45	1.07
Class R5
Actual*	1,000.00	1,126.60	2.57	0.48
Hypothetical*	1,000.00	1,022.79	2.45	0.48

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Intrepid Value Fund (continued)
Class R6
Actual*	$1,000.00	$1,127.20	$2.31	0.43%
Hypothetical*	1,000.00	1,023.04	2.19	0.43
Select Class
Actual*	1,000.00	1,125.50	3.59	0.67
Hypothetical*	1,000.00	1,021.83	3.41	0.67

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 111/365 (to reflect the actual period). Commencement of operations was September 9, 2016.

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid Advantage Fund, Intrepid America Fund, Intrepid Growth Fund, and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid Advantage Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that the Intrepid Advantage Fund’s performance for Select Class shares was in the fourth and first quintiles based upon the Peer Group, for each of the one-, and three-year periods, and in the second, first and first quintiles based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, including the proposed changes to the Fund’s investment strategy to incorporate environmental, social and governance factors, and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was reasonable.

The Trustees noted that the Intrepid America Fund’s performance for Class A shares was in the first quintile based upon the Peer Group, and in the third, first and first quintiles based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the Intrepid America Fund’s performance for Select Class shares was in the third, second, and second quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was reasonable.

The Trustees noted that the Intrepid Growth Fund’s performance for Class A shares was in the third, second and first quintiles based upon the Peer Group, and in the fourth, second and first quintiles based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that the Intrepid Growth Fund’s performance for Select Class shares was in the third, second and first quintiles based upon the both the Peer Group, and the Universe, for each of the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s performance for Class A shares was in the fourth, first, and first quintiles based upon both the Peer Group and the Universe for each of the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the Intrepid Mid Cap Fund’s performance for Select Class shares was in the third, first, and first quintiles for the Peer Group, and in the fourth, first, and first quintiles based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was reasonable.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	69

The Trustees noted that the Intrepid Value Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Peer Group, and in the fourth, second, and second quintiles based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the Intrepid Value Fund’s performance for Select Class shares was in the fourth and second quintiles based upon the Peer Group for each of the one- and three-year periods, and in the fourth, second, and second quintiles based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid Advantage Fund’s net advisory fee and actual total expenses for Class A Shares was in the fourth and first quintiles based upon the Peer Group, and in the fifth and fourth quintiles based upon the Universe, respectively. The Trustees noted that the Intrepid Advantage Fund’s net advisory fee and actual total expenses for Select Class shares were in the fourth and first quintiles based upon the Peer Group, and in the fifth and fourth quintiles based upon the Universe, respectively. After considering the factors identified above, including the reduction of the contractual advisory fee and expense caps for certain share classes effective November 1, 2016, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid America Fund’s net advisory fee and actual total expenses for Class A shares was in the fifth and first quintiles based upon the Peer Group, and in the third and first quintiles based upon the Universe, respectively. The Trustees noted that the Intrepid America Fund’s net advisory fee and actual total expenses for Select Class shares was in the first quintile based upon the Peer Group, and in the first and second quintiles based upon the Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile based upon the Peer Group and the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee and actual total expenses for the Class A shares was in the second quintile based upon the Peer Group, and in the first quintile based upon the Universe. The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee and actual total expenses for the Select Class shares was in the third and first quintiles based upon the Peer Group, and in the second quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee and actual total expenses for the Class A shares were in the second and first quintiles based upon both the Peer Group and the Universe, respectively. The Trustees noted that the Intrepid Value Fund’s net advisory fee and actual total expenses for the Select Class shares were in the fifth and first quintiles based upon the Peer Group, and in the fourth and first quintiles based upon the Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2016	J.P. MORGAN INTREPID FUNDS	70

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. December 2016.	SAN-INT-1216

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable to a semi-annual report.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 3, 2017
By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
March 3, 2017